                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]

                  Pre-Effective Amendment No.                         333-109579

                  Post-Effective Amendment No. 4                      [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


                  Amendment No. 5                                     811-21440

                        (Check appropriate box or boxes)

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                           (Exact name of Registrant)

                       TRANSAMERICA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              4333 Edgewood Road NE
                            Cedar Rapids, Iowa 52499
              (Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (610) 439-5253

(Name and complete address
of agent for service)                            Copy to:

Frank A. Camp, Esq.                              Frederick R. Bellamy, Esq.
Transamerica Life Insurance Company              Sutherland Asbill & Brennan LLP
4333 Edgewood Road, N.E.                         1275 Pennsylvania Avenue, N.W.
Cedar Rapids, IA  52499                          Washington, DC  20004-2415

                 It is proposed that this filing will become effective:

                 [ ] immediately upon filing pursuant to paragraph (b)

                 [X] on May 1, 2006 pursuant to paragraph (b)

                 [ ] 60 days after filing pursuant to paragraph (a)(1)

                 [ ] on April 29, 2006 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                  Title of securities being registered: Individual variable adjustable life insurance policies.

                                     PART A

PROSPECTUS

MAY 1, 2006


                                  ADVANTAGE X
                                 ISSUED THROUGH
                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                      TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                             4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499
                        1-888-804-8461    1-319-398-8572

                  A VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


This prospectus describes the Advantage X, a variable adjustable life insurance policy (the "Policy") offered by Transamerica Life Insurance Company, a member of the AEGON Insurance Group. A purchaser of a Policy ("owner", "you" or "your") may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding portfolios listed on the following page.


If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

A prospectus for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

AIM VARIABLE INSURANCE FUNDS
[ ]  AIM V.I. Dynamics Fund -
    Series I Shares
[ ]  AIM V.I. Financial Services Fund -
    Series I Shares

[ ]  AIM V.I. Global Health Care Fund -
    Series I Shares


[ ]  AIM V.I. Small Company Growth Fund - Series I Shares(1)


[ ]  AIM V.I. Technology Fund -
    Series I Shares



AMERICAN FUNDS INSURANCE SERIES


[ ]  AFIS Global Small Capitalization Fund (Class 2)


[ ]  AFIS Growth Fund (Class 2)


[ ]  AFIS International Fund (Class 2)


[ ]  AFIS New World Fund (Class 2)



DWS INVESTMENTS VIT FUNDS(2)


[ ]  DWS Small Cap Index VIP
    (Class A)(3)



FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS


[ ]  Fidelity VIP Balanced Portfolio (Initial Class)


[ ]  Fidelity VIP Contrafund(R) Portfolio (Initial Class)


[ ]  Fidelity VIP Growth Portfolio (Initial Class)


[ ]  Fidelity VIP Growth Opportunities Portfolio (Initial Class)


[ ]  Fidelity VIP High Income Portfolio (Initial Class)


[ ]  Fidelity VIP International Capital Appreciation Portfolio (Initial Class)


[ ]  Fidelity VIP Mid Cap Portfolio (Initial Class)



FIRST EAGLE VARIABLE FUNDS, INC.


[ ]  First Eagle Overseas Variable Fund



JANUS ASPEN SERIES


[ ]  Janus Aspen Series Flexible Bond Portfolio (Institutional Shares)


[ ]  Janus Aspen Series Forty Portfolio (Institutional Shares)


[ ]  Janus Aspen Series International Growth Portfolio (Institutional Shares)


[ ]  Janus Aspen Series Large Cap Growth Portfolio (Institutional Shares)


[ ]  Janus Aspen Series Mid Cap Growth Portfolio (Institutional Shares)


[ ]  Janus Aspen Series Worldwide Growth Portfolio (Institutional Shares)



PIMCO VARIABLE INSURANCE TRUST


[ ]  PIMCO VIT All Asset Portfolio (Administrative Class)


[ ]  PIMCO VIT Real Return Portfolio (Institutional Class)


[ ]  PIMCO VIT Short-Term Portfolio (Institutional Class)


[ ]  PIMCO VIT StocksPLUS Growth and Income Portfolio (Institutional Class)


[ ]  PIMCO VIT Total Return Portfolio (Institutional Class)


ROYCE CAPITAL FUND
[ ]  Royce Micro-Cap Portfolio
[ ]  Royce Small-Cap Portfolio


T. ROWE PRICE EQUITY SERIES, INC.


[ ]  T. Rowe Price Blue Chip Growth Portfolio


[ ]  T. Rowe Price Equity Income Portfolio


[ ]  T. Rowe Price Mid-Cap Growth
    Portfolio(4)

[ ]  T. Rowe Price New America Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
[ ]  T. Rowe Price International Stock Portfolio


THIRD AVENUE VARIABLE SERIES TRUST


[ ]  Third Avenue Value Portfolio



THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


[ ]  U.S. Mid Cap Value Portfolio (Class I)



VAN ECK WORLDWIDE INSURANCE TRUST


[ ]  Van Eck Worldwide Absolute Return Fund



VANGUARD VARIABLE INSURANCE FUND


[ ]  Vanguard VIF Balanced Portfolio


[ ]  Vanguard VIF Capital Growth Portfolio


[ ]  Vanguard VIF Diversified Value Portfolio


[ ]  Vanguard VIF Equity Income Portfolio


[ ]  Vanguard VIF Equity Index Portfolio


[ ]  Vanguard VIF Growth Portfolio


[ ]  Vanguard VIF High Yield Bond Portfolio


[ ]  Vanguard VIF International Portfolio


[ ]  Vanguard VIF Mid-Cap Index Portfolio


[ ]  Vanguard VIF Money Market Portfolio


[ ]  Vanguard VIF REIT Index Portfolio


[ ]  Vanguard VIF Short-Term Investment-Grade Portfolio

[ ]  Vanguard VIF Small Company Growth Portfolio
[ ]  Vanguard VIF Total Bond Market Index Portfolio
[ ]  Vanguard VIF Total Stock Market Index Portfolio

---------------


(1) Effective July 3, 2006, AIM V.I. Small Company Growth Fund will be renamed AIM V.I. Small Cap Growth Fund.



(2) Formerly Scudder Investments VIT Funds.



(3) Formerly named Scudder VIT Small Cap Index Fund (Class A).



(4) Fund closed to new investors effective April 30, 2004.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Policy Benefits/Risks Summary...............................     1
  Policy Benefits...........................................     1
     The Policy in General..................................     1
     Flexible Premiums......................................     1
     Free-Look Period.......................................     1
     Variable Life Insurance Benefit........................     2
     Cash Value.............................................     2
     Transfers..............................................     2
     Loans..................................................     3
     Partial Withdrawals and Surrenders.....................     3
     Tax Benefits...........................................     4
     Personalized Illustrations.............................     4
  Policy Risks..............................................     4
     Investment Risks.......................................     4
     Risk of Lapse..........................................     4
     Tax Risks (Income Tax and MEC).........................     4
     Loan Risks.............................................     5
     Risk of an Increase in Current Fees and Expenses.......     5
Portfolio Risks.............................................     5
Fee Tables..................................................     6
  Transaction Fees..........................................     6
  Periodic Charges Other Than Portfolio Operating
     Expenses...............................................     7
  Annual Portfolio Operating Expenses.......................     9
  Redemption Fees...........................................    13
Transamerica Life, The Separate Account, The Fixed Account
  and The Portfolios........................................    13
  Transamerica Life.........................................    13
     The Separate Account...................................    13
     The Fixed Account......................................    14
     The Portfolios.........................................    14
     Selection of the Underlying Portfolios.................    20
     Revenue We Receive.....................................    20
     Your Right to Vote Portfolio Shares....................    21
Charges and Deductions......................................    22
  Premium Load..............................................    22
  Monthly Deduction.........................................    23
     Monthly Contract Charge................................    23
     Monthly Cost of Insurance Charge.......................    23
     Optional Term Insurance Rider..........................    24
     Mortality and Expense Risk Charge......................    24
     Monthly Deferred Sales Load............................    25
  Administrative Charges....................................    25
     Partial Withdrawal Charge..............................    25
     Loan Interest..........................................    25

     Transfer Charge........................................    26
     Taxes..................................................    26
     Portfolio Expenses.....................................    26
     Redemption Fees........................................    26
The Policy..................................................    27
  Ownership Rights..........................................    27
  Modifying the Policy......................................    27
  Purchasing a Policy.......................................    27
  Replacement of Existing Insurance.........................    28
  When Insurance Coverage Takes Effect......................    28
  Free-Look Period..........................................    28
  Backdating a Policy.......................................    29
Policy Features.............................................    29
  Premiums..................................................    29
     Allocating Premiums....................................    29
     Premium Flexibility....................................    30
     Planned Periodic Payments..............................    30
     Premium Limitations....................................    30
     Making Premium Payments................................    30
Transfers...................................................    31
  General...................................................    31
  Fixed Account Transfers...................................    31
  Disruptive Trading and Market Timing......................    32
  Transfer Procedures.......................................    34
  Asset Rebalancing Program.................................    35
  Third Party Asset Allocation Services.....................    36
Policy Values...............................................    36
  Cash Value................................................    36
  Net Cash Value............................................    36
  Subaccount Value..........................................    36
  Accumulation Units........................................    37
  Accumulation Unit Value...................................    37
  Net Investment Factor.....................................    37
  Fixed Account Value.......................................    38
Life Insurance Benefit......................................    38
  Life Insurance Benefit Options............................    38
  Life Insurance Benefit Compliance Tests...................    40
  Choosing a Life Insurance Benefit Option..................    42
  Changing the Life Insurance Benefit Option................    42
  How Life Insurance Benefits May Vary in Amount............    43
  Changing the Face Amount..................................    43
     Decreasing the Face Amount.............................    43
     Increasing the Face Amount.............................    43
  Duration of the Policy....................................    44
  Payment Options...........................................    44

Surrenders and Partial Withdrawals..........................    44
  Surrenders................................................    44
  Partial Withdrawals.......................................    44
Loans.......................................................    45
  General...................................................    45
     Interest Rate Charged..................................    46
     Loan Account Interest Rate Credited....................    46
     Maximum Loan Account Interest Rate.....................    46
     Indebtedness...........................................    46
     Repayment of Indebtedness..............................    47
  Effect of Policy Loans....................................    47
Policy Lapse and Reinstatement..............................    47
  Lapse.....................................................    47
  Reinstatement.............................................    48
Policy Termination..........................................    48
Federal Income Tax Considerations...........................    48
  Tax Status of the Policy..................................    48
  Tax Treatment of Policy Benefits..........................    49
Other Policy Information....................................    52
  Payments We Make..........................................    52
  Split Dollar Arrangements.................................    53
Supplemental Benefits (Riders)..............................    53
  Term Insurance Rider......................................    53
  Experience Credits Rider..................................    54
Additional Information......................................    54
  Sale of the Policies......................................    54
  State Variations..........................................    55
  Legal Proceedings.........................................    55
  Financial Statements......................................    55
Table of Contents of the Statement of Additional
  Information...............................................    56
Glossary....................................................    57
Prospectus Back Cover
  Personalized Illustrations of Policy Benefits
  Inquiries


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                        ADVANTAGE X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

  THE POLICY IN GENERAL

     - The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

     - Under Transamerica Life's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     - FIXED ACCOUNT. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.

     - SEPARATE ACCOUNT. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

  FLEXIBLE PREMIUMS

     - You select a premium payment plan, but the plan is flexible -- you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

     - You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.

  FREE-LOOK PERIOD

     - The FREE-LOOK PERIOD begins four days after the Policy is mailed to you. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT

     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

     - CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:

      - Option 1 is the greater of:

        -- the face amount of the Policy, or

        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

     - Option 2 is the greater of:

        -- the face amount of the Policy plus the Policy's cash value on the date of the insured's death, or

        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

     - Option 3 is the greater of:

        -- the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or

        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

     We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

     The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING A TAX TEST.

     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

     - CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

  CASH VALUE

     - Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

  TRANSFERS

     - You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax.

     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

     - An asset rebalancing program is available.

     - After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

     - We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing" below.

  LOANS

     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the net cash value (cash value MINUS any outstanding indebtedness) on that date. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under
       Section 1035 (a) of the Code. The minimum loan amount is $500.

     - We currently charge interest of 2.67% annually in Policy Years 1-17, 2.25% annually in Policy Years 18-30, and 2.15% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

     - To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.


     - Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract. See "Federal Income Tax Considerations".


  PARTIAL WITHDRAWALS AND SURRENDERS

     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

     - We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load.

     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     If the Policy satisfies the definition of life insurance under the Internal Revenue Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the accounts are not taxable transactions.

  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and

     - compare the Policy to other life insurance policies.

     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

  INVESTMENT RISKS

     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

  RISK OF LAPSE

     Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

     A Policy lapse may have adverse tax consequences.

     You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets our insurability requirements and you pay the amount we require.

  TAX RISKS (INCOME TAX AND MEC)

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.


     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See "Federal Income Tax Considerations". You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.


  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+, payable in arrears. This charge may increase, but it will not exceed 4.00%. Interest is added to the amount of the loan to be repaid.

     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

  RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that are payable when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts and the fixed account.

                                TRANSACTION FEES

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
PERCENT OF PREMIUM
LOAD....................  Upon receipt of  15.00% of each premium received      10.00% of premium received up
                          premium                                               to target premium(1) in Policy
                                                                                year 1; 6.50% of premium
                                                                                received up to target premium
                                                                                in Policy years 2-4; 2.50% of
                                                                                premium received up to target
                                                                                premium in Policy years 5-7;
                                                                                2.10% of premium received up
                                                                                to target premium in Policy
                                                                                years 8-10; 0.50% of premium
                                                                                received up to target premium
                                                                                in Policy years 11+

PARTIAL WITHDRAWAL
CHARGE..................  Upon withdrawal  $25.00                               $0

TRANSFER CHARGE.........  Upon each        $25.00 for each transfer in excess   $0
                          transfer beyond  of 12 per Policy year
                          12 transfers in
                          any Policy year

---------------

(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

     The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
MONTHLY CONTRACT
  CHARGE................  On the           $10.00 per month                     $5.00 per month
                          effective date
                          (date of issue)
                          and on each
                          monthly
                          deduction day

COST OF INSURANCE(1)
(without extra
ratings)(2)
  - Minimum Charge......  On the           $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk(3) (Female, Non-      net amount at risk (Female,
                          and on each      Tobacco, Age 20, Medical Issue)      Non- Tobacco, Age 20, Medical
                          monthly                                               Issue)
                          deduction day
  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk (Male, Tobacco, Age   net amount at risk (Male,
                                           99, Guaranteed Issue)                Tobacco, Age 99, Guaranteed
                                                                                Issue)
  - Charge for a Male,
    age 48, Guaranteed
    Issue, during the
    first Policy year...                   $0.50 per month per $1000 of net     $0.11 per month per $1000 of
                                           amount at risk                       net amount at risk

MORTALITY AND EXPENSE
RISK CHARGE.............  On the           2.00% (annually) of the average      0.67% (annually) of the
                          effective date   cash value                           average cash value in Policy
                          and on each                                           years 1-17, and 0.25%
                          monthly                                               (annually) of the average cash
                          deduction day                                         value in Policy years 18-30;
                                                                                and 0.15% (annually) of the
                                                                                average cash value in Policy
                                                                                years 31+

LOAN INTEREST
SPREAD(4)...............  On Policy        2.00% (annually)                     0.67% (annually) in Policy
                          anniversary or                                        years 1-17; 0.25% (annually)
                          earlier, as                                           in Policy years 18-30; and
                          applicable(5)                                         0.15% (annually) in Policy
                                                                                years 31+

MONTHLY DEFERRED SALES
LOAD....................  On each monthly  0.30% of all premium received in     0.250% of the premium received
                          deduction day    Policy year 1                        up to target premium in Policy
                          during Policy                                         year 1, and 0.017% of premium
                          years 2-7                                             received in excess of target
                                                                                premium in Policy year 1

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                      -----------    -----------------------------------  ------------------------------
TERM LIFE INSURANCE
RIDER(6)
  - Minimum Charge......  On the           $0.06 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk                       net amount at risk
                          (date of issue)
                          and on each
                          monthly
                          deduction day
  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk                       net amount at risk
  - Charge for a Male,
    age 48, Guaranteed
    Issue...............                   $0.50 per month per $1000 of net     $0.11 per month per $1000 of
                                           amount at risk                       net amount at risk


---------------

(1) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.

(2) We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (which is a maximum of 2.00% annually). See "Maximum Loan Account Interest Rate."

(5) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured's death.

(6) Charges for riders vary based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover.


     The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2005. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     LOWEST   HIGHEST
-----------------------------------------                     ------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................  0.14%     3.55%

                      ANNUAL PORTFOLIO OPERATING EXPENSES
                   (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2005 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.


                                                                              FEES AND
                                                                 GROSS        EXPENSES
                                                                 TOTAL      CONTRACTUALLY    TOTAL NET
                                MANAGEMENT    OTHER     12B-1    ANNUAL       WAIVED OR       ANNUAL
PORTFOLIO                          FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(21)    EXPENSES
---------                       ----------   --------   -----   --------   ---------------   ---------
AIM V.I. Dynamics Fund -
  Series I Shares(1),(2)......    0.75%       0.42%       N/A    1.17%          0.01%          1.16%
AIM V.I. Financial Services
  Fund - Series I Shares(1)...    0.75%       0.37%       N/A    1.12%          0.00%          1.12%
AIM V.I. Global Health Care
  Fund - Series I
  Shares(1),(2)...............    0.75%       0.33%       N/A    1.08%          0.00%          1.08%
(Effective July 3, 2006, AIM
  V.I. Small Company Growth
  Fund will be renamed AIM
  V.I. Small Cap Growth Fund.)
AIM V.I. Small Company Growth
  Fund - Series I
  Shares(2),(3)...............    0.75%       0.64%       N/A    1.39%          0.19%          1.20%
AIM V.I. Technology Fund -
  Series I Shares(1)..........    0.75%       0.37%       N/A    1.12%          0.00%          1.12%
AFIS Global Small
  Capitalization Fund (Class
  2)..........................    0.74%       0.05%     0.25%    1.04%          0.00%          1.04%
AFIS Growth Fund (Class 2)....    0.33%       0.02%     0.25%    0.60%          0.00%          0.60%
AFIS International Fund (Class
  2)..........................    0.52%       0.05%     0.25%    0.82%          0.00%          0.82%
AFIS New World Fund (Class
  2)..........................    0.84%       0.08%     0.25%    1.17%          0.00%          1.17%
DWS Small Cap Index VIP (Class
  A)(4)(5)(6).................    0.35%       0.16%       N/A    0.51%          0.00%          0.51%
Fidelity VIP Balanced
  Portfolio (Initial
  Class)(7)...................    0.42%       0.16%       N/A    0.58%          0.00%          0.58%
Fidelity VIP Contrafund(R)
  Portfolio (Initial
  Class)(8)...................    0.57%       0.09%       N/A    0.66%          0.00%          0.66%
Fidelity VIP Growth Portfolio
  (Initial Class)(9)..........    0.57%       0.10%       N/A    0.67%          0.00%          0.67%
Fidelity VIP Growth
  Opportunities Portfolio
  (Initial Class)(10).........    0.57%       0.13%       N/A    0.70%          0.00%          0.70%
Fidelity VIP High Income
  Portfolio (Initial Class)...    0.57%       0.13%       N/A    0.70%          0.00%          0.70%
Fidelity VIP International
  Capital Appreciation
  Portfolio (Initial
  Class)(11),(12).............    0.72%       2.83%       N/A    3.55%          0.00%          3.55%
Fidelity VIP Mid Cap Portfolio
  (Initial Class)(13).........    0.57%       0.12%       N/A    0.69%          0.00%          0.69%

                                                                              FEES AND
                                                                 GROSS        EXPENSES
                                                                 TOTAL      CONTRACTUALLY    TOTAL NET
                                MANAGEMENT    OTHER     12B-1    ANNUAL       WAIVED OR       ANNUAL
PORTFOLIO                          FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(21)    EXPENSES
---------                       ----------   --------   -----   --------   ---------------   ---------
First Eagle Overseas Variable
  Fund........................    0.75%       0.25%     0.25%    1.25%          0.00%          1.25%
Janus Aspen Series Flexible
  Bond Portfolio
  (Institutional
  Shares)(14).................    0.53%       0.04%       N/A    0.57%          0.00%          0.57%
Janus Aspen Series Forty
  Portfolio (Institutional
  Shares)(14).................    0.64%       0.03%       N/A    0.67%          0.00%          0.67%
Janus Aspen Series
  International Growth
  Portfolio (Institutional
  Shares)(14).................    0.64%       0.06%       N/A    0.70%          0.00%          0.70%
Janus Aspen Series Large Cap
  Growth Portfolio
  (Institutional
  Shares)(14).................    0.64%       0.02%       N/A    0.66%          0.00%          0.66%
Janus Aspen Series Mid Cap
  Growth Portfolio
  (Institutional
  Shares)(14).................    0.64%       0.03%       N/A    0.67%          0.00%          0.67%
Janus Aspen Series Worldwide
  Growth Portfolio
  (Institutional
  Shares)(14),(15)............    0.60%       0.01%       N/A    0.61%          0.00%          0.61%
PIMCO VIT All Asset Portfolio
  (Administrative
  Class)(16),(17),(18)........    0.20%       1.01%       N/A    1.21%          0.01%          1.20%
PIMCO VIT Real Return
  Portfolio (Institutional
  Class)(19)..................    0.25%       0.41%       N/A    0.66%          0.00%          0.66%
PIMCO VIT Short-Term Portfolio
  (Institutional Class).......    0.25%       0.40%       N/A    0.65%          0.00%          0.65%
PIMCO VIT StocksPLUS Growth
  and Income Portfolio
  (Institutional Class).......    0.40%       0.25%       N/A    0.65%          0.00%          0.65%
PIMCO VIT Total Return
  Portfolio (Institutional
  Class)......................    0.25%       0.40%       N/A    0.65%          0.00%          0.65%
Royce Micro-Cap Portfolio.....    1.25%       0.07%       N/A    1.32%          0.00%          1.32%
Royce Small-Cap Portfolio.....    1.00%       0.09%       N/A    1.09%          0.00%          1.09%
T. Rowe Price Blue Chip Growth
  Portfolio...................    0.85%       0.00%       N/A    0.85%          0.00%          0.85%
T. Rowe Price Equity Income
  Portfolio...................    0.85%       0.00%       N/A    0.85%          0.00%          0.85%
T. Rowe Price Mid-Cap Growth
  Portfolio...................    0.85%       0.00%       N/A    0.85%          0.00%          0.85%
T. Rowe Price New America
  Growth Portfolio............    0.85%       0.00%       N/A    0.85%          0.00%          0.85%
T. Rowe Price International
  Stock Portfolio.............    1.05%       0.00%       N/A    1.05%          0.00%          1.05%
Third Avenue Value
  Portfolio...................    0.90%       0.29%       N/A    1.19%          0.00%          1.19%
UIF U.S. Mid Cap Value
  Portfolio (Class I).........    0.72%       0.29%       N/A    1.01%          0.00%          1.01%
Van Eck Worldwide Absolute
  Return Fund(20).............    2.50%       2.14%       N/A    4.64%          2.14%          2.50%
Vanguard VIF Balanced
  Portfolio...................    0.15%       0.10%       N/A    0.25%          0.00%          0.25%

                                                                              FEES AND
                                                                 GROSS        EXPENSES
                                                                 TOTAL      CONTRACTUALLY    TOTAL NET
                                MANAGEMENT    OTHER     12B-1    ANNUAL       WAIVED OR       ANNUAL
PORTFOLIO                          FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(21)    EXPENSES
---------                       ----------   --------   -----   --------   ---------------   ---------
Vanguard VIF Capital Growth
  Portfolio...................    0.23%       0.19%       N/A    0.42%          0.00%          0.42%
Vanguard VIF Diversified Value
  Portfolio...................    0.24%       0.17%       N/A    0.41%          0.00%          0.41%
Vanguard VIF Equity Income
  Portfolio...................    0.17%       0.11%       N/A    0.28%          0.00%          0.28%
Vanguard VIF Equity Index
  Portfolio...................    0.11%       0.03%       N/A    0.14%          0.00%          0.14%
Vanguard VIF Growth
  Portfolio...................    0.23%       0.13%       N/A    0.36%          0.00%          0.36%
Vanguard VIF High Yield Bond
  Portfolio...................    0.21%       0.03%       N/A    0.24%          0.00%          0.24%
Vanguard VIF International
  Portfolio...................    0.25%       0.16%       N/A    0.41%          0.00%          0.41%
Vanguard VIF Mid-Cap Index
  Portfolio...................    0.19%       0.05%       N/A    0.24%          0.00%          0.24%
Vanguard VIF Money Market
  Portfolio...................    0.11%       0.04%       N/A    0.15%          0.00%          0.15%
Vanguard VIF REIT Index
  Portfolio...................    0.27%       0.04%       N/A    0.31%          0.00%          0.31%
Vanguard VIF Short-Term
  Investment-Grade
  Portfolio...................    0.11%       0.04%       N/A    0.15%          0.00%          0.15%
Vanguard VIF Small Company
  Growth Portfolio............    0.22%       0.18%       N/A    0.40%          0.00%          0.40%
Vanguard VIF Total Bond Market
  Index Portfolio.............    0.12%       0.04%       N/A    0.16%          0.00%          0.16%
Vanguard VIF Total Stock
  Market Index Portfolio......    0.13%       0.03%       N/A    0.16%          0.00%          0.16%


---------------


 (1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through April 30, 2007.



 (2) Effective January 1, 2005, through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.



 (3) Effective July 1, 2005, the Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.20% of average daily net assets. The Fee Waiver has been restated to reflect this agreement. This limitation agreement is in effect through April 30, 2007.



 (4) Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.



 (5) Through May 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.450%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organization and offering expenses.



 (6) In addition, from June 1, 2006, through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at ratios no higher than 0.483% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organization and offering expenses.

 (7) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.54%. These offsets may be discontinued at any time.



 (8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.



 (9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.63%. These offsets may be discontinued at any time.



(10) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.



(11) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.91%. These offsets may be discontinued at any time.



(12) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain security lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 1.10%. This arrangement can be discontinued by the fund's manager at any time.



(13) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.



(14) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2005.



(15) Effective February 1, 2006 for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information.



(16) "Other Expenses" reflect an Administrative Fee of 0.25%.



(17) Underlying Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying Funds and upon the Total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to waive its advisory fee to the extent that the Underlying Fund Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in Underlying Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(18) PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to waive its administrative fee, or reimburse the Portfolio, to the extent that, due to the payment of the Portfolio's pro rata share of Trustees' fees, the total portfolio operating expenses exceed 1.0949% of the Portfolio's average net assets. Under the Expense Limitation Agreement, which renews annually for a full fiscal year unless terminated by PIMCO upon at least 30 days' notice prior to fiscal year-end, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(19) Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.



(20) Total net expenses are net of short sale dividend expense. Net effect of expenses reimbursement by Adviser to average net assets for the period ended 12/31/05 was 2.50%. For the period May 1, 2006 through April 30, 2007, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.50% of average daily net assets.



(21) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2005. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:



                                                            GROSS      FEES AND
                                                            TOTAL      EXPENSES    TOTAL NET
                           MANAGEMENT    OTHER     12B-1    ANNUAL    WAIVED OR     ANNUAL
PORTFOLIO                     FEES      EXPENSES   FEES    EXPENSES   REIMBURSED   EXPENSES
---------                  ----------   --------   -----   --------   ----------   ---------
AFIS Global Small
  Capitalization Fund
  (Class 2)(i)...........     0.74%       0.05%    0.25%     1.04%       0.07%       0.97%
AFIS Growth Fund (Class
  2)(i)..................     0.33%       0.02%    0.25%     0.60%       0.03%       0.57%
AFIS International Fund
  (Class 2)(i)...........     0.52%       0.05%    0.25%     0.82%       0.05%       0.77%
AFIS New World Fund
  (Class 2)(i)...........     0.84%       0.08%    0.25%     1.17%       0.07%       1.10%


     --------------------


     (i) The Series' investment adviser is waiving a portion of management fees. Expense ratios shown reflect the waiver. Please see the financial highlights table in the Series' prospectus or its annual report for details.


REDEMPTION FEES.

     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. Any redemption fee will be administered by us and reduce your cash value. For more information, see the portfolio prospectus.

     For information concerning compensation paid for the sale of the Policies, see "Sales of the Policies."

TRANSAMERICA LIFE, THE SEPARATE ACCOUNT,
THE FIXED ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSAMERICA LIFE

     Transamerica Life Insurance Company ("Transamerica Life") is the insurance company issuing the Policy. Transamerica Life's home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

     The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

     The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE FIXED ACCOUNT

     The fixed account is part of Transamerica Life's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account's assets. Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life's guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

     Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. YOU BEAR THE RISK THAT INTEREST WE CREDIT WILL NOT EXCEED 2.0%.

     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS

     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF

THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.


AIM Variable Insurance Funds
managed by AIM Advisors, Inc.    - AIM V.I. Dynamics Fund - Series I Shares
                                   seeks long-term capital growth by investing at least 65% of its net assets in common stocks of mid-sized companies.



                                 - AIM V.I. Financial Services Fund - Series I
                                   Shares seeks capital growth by normally
                                   investing at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.



                                 - AIM V.I. Global Health Care Fund - Series I
                                   Shares seeks capital growth by normally
                                   investing at least 80% of its assets in
                                   securities of health care industry companies.



                                 - AIM V.I. Small Company Growth Fund - Series I
                                   Shares seeks long-term capital growth by normally investing at least 80% of its net assets in small capitalization companies. (Effective July 3, 2006, AIM V.I. Small Company Growth Fund will be renamed AIM V.I. Small Cap Growth Fund.)



                                 - AIM V.I. Technology Fund - Series I Shares
                                   seeks capital growth by normally investing at least 80% of its net assets in equity securities and equity-related instruments of companies engaged in technology-related industries.



American Funds Insurance
Series
managed by Capital Research
and
Management Company               - AFIS Global Small Capitalization Fund (Class
                                   2) seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world.



                                 - AFIS Growth Fund (Class 2) seeks to make your
                                   investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.



                                 - AFIS International Fund (Class 2) seeks to
                                   make your investment grow over time by
                                   investing primarily in common stocks of
                                   companies located outside of the United
                                   States.



                                 - AFIS New World Fund (Class 2) seeks to make
                                   your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.



DWS Scudder
managed by Deutsche Asset
Management, Inc. and
subadvised by
Northern Trust Investments,
N.A.                             - DWS Small Cap Index VIP (Class A) seeks to
                                   replicate, as closely as possible, before expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index. Deutsche Asset Management, Inc., is the Investment Advisor for the portfolio and Northern Trust Investments, N.A. is the subadvisor.

Fidelity Variable Insurance
Products Funds - Initial Class
managed by Fidelity Management
&
Research Company                 - Fidelity VIP Balanced Portfolio (Initial
                                   Class) seeks income and capital growth
                                   consistent with reasonable risk.



                                 - Fidelity VIP Contrafund(R) Portfolio (Initial
                                   Class) seeks long-term capital appreciation.



                                 - Fidelity VIP Growth Portfolio (Initial Class)
                                   seeks to achieve capital appreciation.



                                 - Fidelity VIP Growth Opportunities Portfolio
                                   (Initial Class) seeks to provide capital growth.



                                 - Fidelity VIP High Income Portfolio (Initial
                                   Class) seeks a high level of current income, while also considering growth of capital.



                                 - Fidelity VIP International Capital
                                   Appreciation Portfolio (Initial Class) seeks capital appreciation.



                                 - Fidelity VIP Mid Cap Portfolio (Initial
                                   Class) seeks as high a level of current
                                   income as is consistent with preservation of capital and liquidity.



First Eagle Variable Fund
advised by Arnhold and
S. Bleichroeder Advisers, LLC    - First Eagle Overseas Variable Fund seeks
                                   long-term growth of capital.



Janus Aspen Series
managed by Janus Capital
Management LLC                   - Janus Aspen Series Flexible Bond Portfolio
                                   (Institutional Shares) seeks to obtain
                                   maximum total return, consistent with
                                   preservation of capital by investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds.



                                 - Janus Aspen Series Forty Portfolio
                                   (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.



                                 - Janus Aspen Series International Growth
                                   Portfolio (Institutional Shares) seeks
                                   long-term growth of capital by investing under normal circumstances at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from several different countries, excluding the United States. The Portfolio may have significant exposure to emerging markets.



                                 - Janus Aspen Series Large Cap Growth Portfolio
                                   (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks of large-sized companies.



                                 - Janus Aspen Series Mid Cap Growth Portfolio
                                   (Institutional Shares) seeks long-term growth of capital by investing under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12 month average of the capitalization range of the Russell Midcap(R) Growth Index.


                                 - Janus Aspen Series Worldwide Growth Portfolio
                                   (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world.



PIMCO Variable Insurance Trust
managed by Pacific Investment
Management Company LLC           - PIMCO VIT All Asset Portfolio (Administrative
                                   Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing its assets in shares of the PIMCO Funds and does not invest directly in stocks or bonds of other issuers.



                                 - PIMCO VIT Real Return Portfolio
                                   (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.



                                 - PIMCO VIT Short-Term Portfolio (Institutional
                                   Class) seeks maximum current income,
                                   consistent with preservation of capital and daily liquidity by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.



                                 - PIMCO VIT StocksPLUS Growth and Income
                                   Portfolio (Institutional Class) seeks to achieve a total return which exceeds the total return performance of the S&P 500.



                                 - PIMCO VIT Total Return Portfolio
                                   (Institutional Class) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.



Royce Capital Fund
managed by Royce and
Associates, LLC                  - Royce Micro-Cap Portfolio seeks long-term
                                   growth of capital by investing its assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalization less than $500 million).



                                 - Royce Small-Cap Portfolio seeks long-term
                                   growth of capital by investing its assets primarily in a limited number of equity securities issued by small companies with stock market capitalization between $500 million and $2.5 billion.



T. Rowe Price Equity Series,
Inc.
managed by T. Rowe Price
Associates,
Inc.                             - T. Rowe Price Blue Chip Growth Portfolio
                                   seeks to provide long-term growth of capital by investing in the common stocks of large and medium-sized blue chip growth companies; income is a secondary objective.



                                 - T. Rowe Price Equity Income Portfolio seeks
                                   to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

                                 - T. Rowe Price Mid-Cap Growth Portfolio seeks
                                   to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.



                                 - T. Rowe Price New America Growth Portfolio
                                   seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.



T. Rowe Price International
Series,
Inc. managed by T. Rowe Price
International, Inc.              - T. Rowe Price International Stock Portfolio
                                   seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.



Third Avenue Variable Series
Trust
managed by Third Avenue
Management LLC                   - Third Avenue Value Portfolio seeks long-term
                                   capital appreciation. The Portfolio invests primarily in the securities of well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their intrinsic value.



The Universal Institutional
Funds, Inc.
managed by Morgan Stanley
Investment Management Inc.       - UIF U.S. Mid Cap Value Portfolio (Class I)
                                   seeks above-average total return over a
                                   market cycle of three to five years by
                                   investing in common stocks and other equity securities.



Van Eck Worldwide Insurance
Trust
managed by Van Eck Associates
Corp                             - Worldwide Absolute Return seeks to achieve
                                   consistent absolute (positive) returns in various market cycles.


Vanguard Variable Insurance Fund managed     - Vanguard VIF Balanced Portfolio seeks to conserve
by the following:                            capital, while providing moderate income and moderate
Balanced and High Yield Bond -- Wellington     long-term growth of capital and income.
Management Company, LLP                      - Vanguard VIF Capital Growth Portfolio seeks to provide
Capital Growth -- PRIMECAP Management        long- term growth of capital.
Company                                      - Vanguard VIF Diversified Value Portfolio seeks to
Diversified Value -- Barrow, Hanley,         provide long-term growth of capital and a moderate level
Mewhinney & Strauss                            of dividend income.
Equity Income -- Wellington Management       - Vanguard VIF Equity Income Portfolio seeks to provide
Company and The Vanguard Group               a relatively high level of current income and the
Equity Index, Mid-Cap Index, Total Stock       potential for long-term growth of capital and income.
Market Index and REIT Index -- Vanguard's    - Vanguard VIF Equity Index Portfolio seeks to provide
Quantitative Equity Group                    long-term growth of capital and income by attempting to
Growth -- Alliance Capital Management,         match the performance of a broad-based market index of
L.P.                                           stocks of large U.S. companies.
International -- Schroder Investment         - Vanguard VIF Growth Portfolio seeks to provide
Management North America Inc.                long-term growth of capital by investing primarily in
Money Market, Short-Term Investment-Grade      large-capitalization stocks of high-quality, seasoned
and Total Bond Market Index -- Vanguard's      U.S. companies with records or superior growth.
Fixed Income Group                           - Vanguard VIF High Yield Bond Portfolio seeks to
Small Company Growth -- Granahan             provide a higher level of income by investing primarily
Investment Management, Inc. and Grantham,      in a diversified group of high-yielding, higher-risk
Mayo, Van Otterloo & Co LLC                    corporate bonds with medium-and lower-range
                                               credit-quality ratings, commonly known as "junk
                                               bonds".
                                             - Vanguard VIF International Portfolio seeks to provide
                                             a long-term growth of capital by investing primarily in
                                               the stocks of seasoned companies located outside of
                                               the United States.
                                             - Vanguard VIF Mid-Cap Index Portfolio seeks to provide
                                             long-term growth of capital by attempting to match the
                                               performance of a broad-based market index of stocks of
                                               medium-size U.S. companies.
                                             - Vanguard VIF Money Market Portfolio seeks to provide
                                               income while maintaining liquidity and a stable share
                                               price of $1. An investment in the Portfolio is not
                                               insured or guaranteed by the FDIC or any other
                                               government agency. Although the Portfolio seeks to
                                               preserve the value of your investment at $1 per share,
                                               it is possible to lose money by investing in the
                                               Portfolio.
                                             - Vanguard VIF REIT Index Portfolio seeks to provide a
                                             high level of income and moderate long-term growth of
                                               capital.
                                             - Vanguard VIF Short-Term Investment-Grade Portfolio
                                             seeks income while maintaining a high degree of
                                               stability of principal.
                                             - Vanguard VIF Small Company Growth Portfolio seeks to
                                               provide long-term growth of capital by investing
                                               primarily in the stocks of smaller companies (which,
                                               at the time of purchase, typically have a market value
                                               of less than $1-$2 billion).
                                             - Vanguard VIF Total Bond Market Index Portfolio seeks
                                             to provide a higher level of income by attempting to
                                               match the performance of a broad-based market index of
                                               publicly traded, investment-grade bonds.
                                             - Vanguard VIF Total Stock Market Index Portfolio seeks
                                             to match the performance of a benchmark index that
                                               measures the investment return of the overall stock
                                               market.

SELECTION OF THE UNDERLYING PORTFOLIOS

     The underlying portfolios offered through this product are selected by Transamerica Life, and Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. For a discussion of the administrative, marketing and support fees we receive from the underlying portfolios, see "Revenue We Receive".

     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We do not recommend or endorse a particular portfolio and we do not provide investment advice.

REVENUE WE RECEIVE

     We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

     - Rule 12b-1 fees. We receive the 12b-1 fees from the First Eagle Overseas Portfolio and the portfolios in the American Funds Insurance Series. This fee equals 0.25% of the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.


     - Administrative, Marketing and Support Service fees. We and our affiliates, including AFSG Securities Corporation ("AFSG") receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

     The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

               INCOMING PAYMENTS TO TLIC AND AFSG FROM THE FUNDS


                                   MAXIMUM FEE                                   MAXIMUM FEE
             FUND                  % OF ASSETS*              FUND                % OF ASSETS*
             ----                  ------------              ----                ------------
AIM Variable Insurance Funds      0.25%           Fidelity Variable Insurance   0.05% after
                                                    Products Fund               $100 million**

T. Rowe Price International       0.15% after     Janus Aspen Series            0.15% after
  Series, Inc.                    $25 million**                                 $50 million**

PIMCO Variable Insurance Trust    0.25%           T. Rowe Price Equity          0.15% after
  (Administrative Class)                            Series, Inc.                $25 million**

First Eagle Variable Funds,       0.25%           The Universal Institutional   0.25%
  Inc.                                              Funds, Inc.
American Funds Insurance Series   0.25%


 * Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.


** We receive this percentage on specified subaccounts once a certain dollar amount of fund shares are being held in those subaccounts of Transamerica Life and its affiliates.


     Proceeds from certain of these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the Policies.

     For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE UNDER THE POLICY:

     - the life insurance benefit, cash value and loan benefits;

     - investment options, including net premium allocations;

     - administration of elective options; and

     - the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:

     - costs associated with processing and underwriting applications and changes in face amount and riders;

     - expenses of issuing and administering the Policy (including any Policy riders);

     - overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:

     - that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

     - that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM LOAD

     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts or the fixed account. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

     Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age and underwriting class and is listed on your Policy's specification page.

THE CURRENT PERCENT OF PREMIUM LOAD IS:


     - 10.00% of premium received up to target premium in Policy Year 1; and



     - 6.50% of premium received up to target premium in Policy years 2-4; and

     - 2.50% of premium received up to target premium in Policy years 5-7; and



     - 2.10% of premium received up to target premium in Policy years 8-10; and



     - 0.50% of all premium received up to target premium in Policy years 11+.


     We can increase the percent of premium load, but the maximum percent of premium load deduction on all premiums is 15.00%.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly contract charge; PLUS

                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS

                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge; PLUS

                                 - the monthly deferred sales load in Policy
                                   years 2-7.

MONTHLY CONTRACT CHARGE:         - This charge currently equals $5.00 each
                                   Policy month.

                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $10.00 each month.

                                 - This charge is used to cover administrative
                                   services relating to the Policy.

MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge monthly.
                                   The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:

                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;

                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3); and

                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

     Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL TERM INSURANCE RIDER:   - We assess a charge for this rider based on
                                   the issue age, duration, sex and premium class of the insured.

MORTALITY AND EXPENSE RISK
CHARGE:                          - We deduct a daily charge from your cash value
                                   in each subaccount to compensate us for
                                   aggregate Policy expenses and mortality and expense costs we assume.

                                   The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge is equivalent to:

                                      -- An effective annual rate of 0.67% in
                                         Policy years 1-17;

                                      -- An effective annual rate of 0.25% in
                                         Policy years 18-30; and

                                      -- An effective annual rate of 0.15%
                                         thereafter.

                                We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 2.0% in all Policy years.

                                The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

                                If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

MONTHLY DEFERRED SALES LOAD:     - We deduct a percent of the premium received
                                   in Policy year 1 on each monthly deduction day in Policy years 2-7.

                                 - The expenses deducted are intended to
                                   compensate us for sales expenses, including distribution costs.

                                 - We deduct this charge on a pro rata basis
                                   from all accounts (i.e. in the same
                                   proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

                                 The current monthly deferred sales load equals:

                                 - 0.25% of premium received up to target
                                   premium in Policy year 1; and

                                 - 0.017% of premium received in excess of
                                   target premium in Policy year 1.

                                 We can increase this charge, but the maximum monthly deferred sales charge is 0.30% of all premium received in Policy year 1.

                                 Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE

     - After the first Policy year, you may make a partial withdrawal.

     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     - We currently do not impose this charge.

     - We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

     - We will not increase this charge.

  LOAN INTEREST

     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

     - We currently charge you an annual interest rate on a Policy loan of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+.

     - After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.67% (annually) in Policy years 1-17, 0.25% (annually) in Policy years 18-30, and 0.15% (annually) in Policy years 31+.

     - The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

  TRANSFER CHARGE

     - We currently allow you to make any number of transfers each year free of charge.

     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.

     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

     - We will not increase this charge.

     - We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS".

  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES


     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 3.55% in 2005. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.


  REDEMPTION FEES


     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. Note that we expect to be required to provide individual policyowner transaction data to the portfolios, and to prohibit transfers and purchases by policyowners that a portfolio identifies. For more information on each portfolio's redemption fee, see the portfolio prospectus.

THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNERSHIP RIGHTS


     The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:


     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

     - to change the owner of this Policy (there may be tax consequences);

     - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

     - to select the tax test -- guideline premium test or the cash accumulation test -- applicable to the Policy on the Policy application.

     No designation or change in designation of an owner will take effect unless we receive a written request at our home office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - A minimum of five Policies are issued, each on the life of a different insured; OR

     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

     To purchase a Policy, you must submit a complete application and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.

     Our current minimum face amount of a Policy is generally $1,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     - the date of your application; or

     - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).


     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION. SEE "FEDERAL INCOME TAX CONSIDERATIONS".


     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD

     You may cancel your Policy for a refund during the "free look period" by returning it to us at our home office or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

     - the cash value as of the date the Policy is returned; or

     - the premiums paid less any partial withdrawals.

     Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

     Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES
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--------------------------------------------------------------------------------

PREMIUMS

  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

     - allocation percentages must be in whole numbers; and

     - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

     The initial "net premium" will be allocated to the general account or, if available, the money market subaccount during the free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the accounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest or investment performance as applicable) at the end of the free-look period.

     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


     Certain subaccounts may impose restrictions on allocations. If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the request.

     You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

  PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).

  PREMIUM LIMITATIONS

     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

  MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

     M & T Bank
     ABA #022000046
     For credit to: Transamerica Life Insurance Company
     Account #: 89487635

     Include your name and Policy number on all correspondence.

TRANSFERS
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--------------------------------------------------------------------------------

GENERAL

     You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

     - You may request transfers in writing (in a form we accept) or by fax to our home office.

     - The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

     - The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

     - We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     - Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

     - We consider all transfers made in any one day to be a single transfer.

     - Transfers resulting from loans, asset rebalancing and reallocation of cash value and transfers from the general account or the money market subaccount, immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.


     - Certain subaccounts may impose restrictions on transfers. If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.


FIXED ACCOUNT TRANSFERS

     - After the first Policy year, you may make one transfer per Policy year from the fixed account.

     - We reserve the right to require that you make the transfer request in writing.

     - We must receive the transfer request no later than 30 days after a Policy anniversary.

     - We will make the transfer at the end of the valuation date on which we receive the written request.

     - The maximum amount you may transfer is limited to the greater of:

      (a) 25% of the current amount in the fixed account; or

      (b) the amount you transferred from the fixed account in the immediately preceding Policy year.


DISRUPTIVE TRADING AND MARKET TIMING



     STATEMENT OF POLICY. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.



     Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:



          (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");



          (2) an adverse effect on portfolio management, such as:



             (a) impeding a portfolio manager's ability to sustain an investment objective;



             (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or



             (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and



          (3) increased brokerage and administrative expenses.



     These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.



     We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.



     DETECTION. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.



     DETERRENCE. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction. As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.



     In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.



     Under our current policies and procedures, we do not:



     - impose redemption fees on transfers;



     - expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or



     - provide a certain number of allowable transfers in a given period.



     Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.



     In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.



     Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.



     Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.



     UNDERLYING FUND PORTFOLIO FREQUENT TRADING POLICIES. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.



     Policyowners should be aware that we expect to be contractually obligated to prohibit transfers by policyowners identified as potentially problematic by underlying fund portfolios, and to provide the policyowner transaction data to the underlying funds portfolios.



     OMNIBUS ORDER. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.


TRANSFER PROCEDURES

     To make a transfer via fax, send your instructions to 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time.

     Please note the following regarding fax transfers:

     - We will employ reasonable procedures to confirm that fax instructions are genuine.

     - Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

     - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-369-2378.

     - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

     We cannot guarantee that faxed transactions will always be available. For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We will process any transfer order we receive at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM


     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.


     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:      - you must submit a completed asset rebalancing
                                   request form to us at our home office; and

                                 - you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

ASSET REBALANCING WILL CEASE
IF:                              - we receive your request to discontinue
                                   participation at our home office;

                                 - you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or

                                 - you elect to participate in any asset
                                   allocation services provided by a third
                                   party.

     You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica Life agents for the sale of Policies. Transamerica Life does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica Life for the sale of Policies. Transamerica Life therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica Life does not currently charge you any additional fees for providing these support services. Transamerica Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH VALUE

     Your Policy's cash value:

     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

     - Serves as the starting point for calculating values under a Policy.

     - Equals the sum of all values in each subaccount, the fixed account and the loan account.

     - Is determined on the effective date and on each valuation day.

     - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

NET CASH VALUE ON ANY
VALUATION DATE EQUALS:           - the cash value as of such date; MINUS

                                 - any outstanding indebtedness (Policy loan
                                   amount plus any accrued interest).

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS

     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

     - partial withdrawals or transfers from a subaccount;

     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.


THE NUMBER OF ACCUMULATION
UNITS IN ANY SUBACCOUNT ON ANY
MONTHLY DEDUCTION DAY EQUALS:    - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS


                                 - units purchased with additional net
                                   premium(s); PLUS

                                 - units purchased via transfers from another
                                   subaccount, the fixed account or the loan account; MINUS

                                 - units redeemed to pay for monthly deductions;
                                   MINUS

                                 - units redeemed to pay for partial
                                   withdrawals; MINUS

                                 - units redeemed as part of a transfer to
                                   another subaccount or the fixed account or the loan account; MINUS

                                 - units redeemed to pay any transfer charges,
                                   any partial withdrawal charges, and any
                                   redemption fees that may apply.

ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of:

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

     Except on customary national holidays on which the NYSE is closed the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

     The fixed account value is equal to the cash value allocated to the fixed account.

THE FIXED ACCOUNT VALUE AT THE
END OF ANY VALUATION PERIOD IS
EQUAL TO:                        - the sum of all net premium(s) allocated to
                                   the fixed account; PLUS

                                 - any amounts transferred from a subaccount to
                                   the fixed account; PLUS

                                 - total interest credited to the fixed account;
                                   MINUS

                                 - any amounts charged to pay for monthly
                                   deductions as they are due; MINUS

                                 - any amounts withdrawn from the fixed account
                                   to pay for partial withdrawals; MINUS

                                 - any amounts transferred from the fixed
                                   account to a subaccount (including any
                                   transfer fees).

LIFE INSURANCE BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our home office satisfactory proof of the insured's death, written direction on how to pay the life insurance benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   MINUS

                                 - any monthly deductions due during the late
                                   period (if applicable); MINUS

                                 - any outstanding indebtedness or due and
                                   unpaid charges; PLUS

                                 - any additional insurance in force provided by
                                   rider.

     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

LIFE INSURANCE BENEFIT OPTIONS

     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

LIFE INSURANCE BENEFIT UNDER
OPTION 1 IS THE GREATER OF:      1. the face amount of the Policy; OR

                                 2. the applicable percentage called the
                                    "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death.

     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

     Option 1 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER
OPTION 2 IS THE GREATER OF:      1. the face amount; PLUS
                                    - the cash value on the insured's date of
                                      death; OR
                                 2. the limitation percentage; MULTIPLIED BY
                                    - the cash value on the insured's date of
                                      death.

     Under Option 2, the life insurance benefit always varies as the cash value varies.

     Option 2 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER
OPTION 3 IS THE GREATER OF:      1. the face amount; PLUS
                                    - cumulative premiums paid; LESS
                                    - cumulative partial withdrawals; OR
                                 2. the limitation percentage; MULTIPLIED BY
                                    - the cash value on the insured's date of
                                      death.

     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

     Option 3 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

                           *           *           *

     The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS

     To qualify the Policy as life insurance under the Code, owners may choose between two Life Insurance Benefit Compliance Tests - either the Guideline Premium Test or the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

             LIMITATION PERCENTAGES TABLE - GUIDELINE PREMIUM TEST

 INSURED'S                    INSURED'S                    INSURED'S
ATTAINED AGE                 ATTAINED AGE                 ATTAINED AGE
 ON POLICY      LIMITATION    ON POLICY      LIMITATION    ON POLICY      LIMITATION
ANNIVERSARY     PERCENTAGE   ANNIVERSARY     PERCENTAGE   ANNIVERSARY     PERCENTAGE
------------    ----------   ------------    ----------   ------------    ----------
    0-40           250            59            134            78            105
     41            243            60            130            79            105
     42            236            61            128            80            105
     43            229            62            126            81            105
     44            222            63            124            82            105
     45            215            64            122            83            105
     46            209            65            120            84            105
     47            203            66            119            85            105
     48            197            67            118            86            105
     49            191            68            117            87            105
     50            185            69            116            88            105
     51            178            70            115            89            105
     52            171            71            113            90            105
     53            164            72            111            91            104
     54            157            73            109            92            103
     55            150            74            107            93            102
     56            146            75            105          94-99           101
     57            142            76            105         100 and          100
     58            138            77            105          older

          LIMITATION PERCENTAGES TABLE - CASH VALUE ACCUMULATION TEST

 INSURED'S
 ATTAINTED      LIMITATION        INSURED'S       LIMITATION        INSURED'S       LIMITATION
   AGE ON       PERCENTAGE     ATTAINED AGE ON    PERCENTAGE     ATTAINED AGE ON    PERCENTAGE
   POLICY      -------------       POLICY        -------------       POLICY        -------------
ANNIVERSARY    MALE   FEMALE     ANNIVERSARY     MALE   FEMALE     ANNIVERSARY     MALE   FEMALE
-----------    ----   ------   ---------------   ----   ------   ---------------   ----   ------
     20        631     751          47           267     312            74         137     148
     21        612     727          48           259     303            75         135     145
     22        595     704          49           251     294            76         133     142
     23        577     681          50           244     285            77         131     139
     24        560     659          51           237     276            78         129     136
     25        542     638          52           230     268            79         127     134
     26        526     617          53           224     261            80         125     131
     27        509     597          54           218     253            81         124     129
     28        493     578          55           212     246            82         122     127
     29        477     559          56           206     239            83         121     125
     30        462     541          57           201     232            84         119     123
     31        447     523          58           195     226            85         118     121
     32        432     506          59           190     219            86         117     119
     33        418     489          60           186     213            87         116     118
     34        404     473          61           181     207            88         115     117
     35        391     458          62           177     201            89         114     115
     36        379     443          63           172     196            90         113     114
     37        366     428          64           168     191            91         112     113
     38        355     414          65           164     186            92         111     111
     39        343     401          66           161     181            93         110     110
     40        332     388          67           157     176            94         109     109
     41        322     376          68           154     172            95         107     108
     42        312     364          69           151     167            96         106     106
     43        302     353          70           148     163            97         105     105
     44        293     342          71           145     159            98         103     103
     45        284     332          72           142     155            99         102     102
     46        275     322          73           140     152           100         100     100

     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

     Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".

     You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

CHOOSING A LIFE INSURANCE BENEFIT OPTION

     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

     Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION

     After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below). We will notify you of the new face amount.

     - You may not change between Options 2 and 3.

     - You must send your written request to our home office.

     - We may require proof of insurability.

     - The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

CHANGING THE FACE AMOUNT

     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

  DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE
FACE AMOUNT:                     - You must send your written request to our
                                   home office.

                                 - You may not decrease your face amount lower
                                   than $1,000.

                                 - You may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A decrease in face amount will take effect on
                                   the monthly deduction day on or immediately following our receipt of your written request.

  INCREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.

CONDITIONS FOR INCREASING THE
FACE AMOUNT:                     - You must submit a written application to our
                                   home office.

                                 - You must submit additional evidence of
                                   insurability as requested.

                                 - We reserve the right to decline any increase
                                   request.

                                 - You do not need to increase your premium, but
                                   there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

                                 - An increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request.

                                 - The two year period in the incontestability
                                   and suicide exclusion provision will each start on the date such increase takes effect.

                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

     We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option.

SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

     You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits), we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS

     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

CONDITIONS FOR PARTIAL
WITHDRAWALS:                     - You must send your written partial withdrawal
                                   request with an original signature to our home office.

                                 - The minimum amount of the partial withdrawal
                                   is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount or the fixed account from which the partial withdrawal is made.

                                 - There is no limit to the number of partial
                                   withdrawals per Policy year.

                                 - The partial withdrawal will be deducted from
                                   each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

                                 - You may not take a partial withdrawal if it
                                   will reduce the face amount below the minimum face amount set forth in the Policy.

                                 - We generally will pay a partial withdrawal
                                   request within seven days following the
                                   valuation day we receive the request at our home office.

                                 - We will deduct a processing fee equal to the
                                   lesser of $25 or 2% of the amount you
                                   withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

                                 - The cash value and the net cash value will be
                                   reduced, as of the date of payment, by the amount of partial withdrawal that you make.

                                 - You may not take a partial withdrawal that
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.


                                 - A partial withdrawal may have tax
                                   consequences. See "Federal Income Tax
                                   Considerations".


     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL


     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan. See "Federal Income Tax Considerations".


CONDITIONS FOR POLICY LOANS:     - We may require you to borrow at least $500.

                                 - The maximum amount you may borrow is 90% of
                                   the net cash value.

                                 - Outstanding loans have priority over the
                                   claims of any assignee or other person.

                                 - The loan may be repaid totally or in part.

     When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request at our home office. We may postpone payment of loans under certain conditions.

     You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

  INTEREST RATE CHARGED

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+ (4.00% maximum guaranteed). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

     - We will give notice of any change in the annual interest rate within 30 days of the change.

  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

  MAXIMUM LOAN ACCOUNT INTEREST RATE

     The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS

     You may repay indebtedness at any time. Payments must be sent to our home office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS LOAN REPAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A PREMIUM PAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS

     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.

     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT

     At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

     - submit a written application for reinstatement to our home office;

     - provide evidence of insurability that is satisfactory to us;

     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     - either reinstate or repay any unpaid loan.

     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:

     - the end of the late period;

     - the date the insured dies; or

     - the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether Policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

     In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 17th Policy year are less clear, and a tax advisor should be consulted about such loans.

     Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     Continuation Beyond Age 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.


     Section 1035 Exchanges. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued, if you exchange your Policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.


     Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

     Life Insurance Purchases by Nonresident Aliens and Foreign
Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residence are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

     Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses, and the IRS has issued guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

     Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

     Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


     Estate, Gift and Generation -- Skipping Transfer Taxes. When the insured dies, the death proceeds will generally be includable in the owner's estate for purposes of federal estate tax if the insured owned the policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner's estate upon the owner's death. The Policy would not be includable in the insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.



     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.


     Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.


     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

     Possible Charges for Transamerica Life's Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death at our home office. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     - the SEC permits, by an order, the postponement for the protection of policyowners; OR

     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

     Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policyowner or the insured and the Policy to government agencies and departments.

SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TERM INSURANCE RIDER

     The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE
RIDER:                           - The rider increases the Policy's life
                                   insurance benefit.

                                 - The rider may be purchased at the time of
                                   application or after the Policy is issued.

                                 - The term insurance rider terminates at age
                                   100.

                                 - You may reduce or cancel coverage under the
                                   term insurance rider separately from reducing the face amount of the Policy.

                                 - The face amount of the Policy may be
                                   decreased, subject to certain minimums,
                                   without reducing the coverage under the term insurance rider.

EXPERIENCE CREDITS RIDER

     Under the experience credits rider, certain Policies with the same owner, that we determine satisfy our guidelines, will be eligible for experience credits.

FEATURES OF EXPERIENCE CREDITS
RIDER:                           - Overall policy costs may be less over time if
                                   experience credits are paid.

                                 - The amount of the experience credit, if any,
                                   will be allocated pro rata to the subaccounts or in some other manner as agreed to by us.

     We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES

     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. We have entered into a principal underwriting agreement with our affiliate, AFSG, for the distribution and sale of the Policies. We reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to AFSG and pays the cost of AFSG's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

     COMPENSATION TO BROKER-DEALERS SELLING THE POLICIES. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the Policies. We pay commissions through AFSG to the selling firms for their sales of the Policies.

     A limited number of broker-dealers may also be paid to "wholesale" the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.

     The selling firms who have selling agreements with us and AFSG are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:

     - 20% of all premiums paid up to target premium in the first Policy year; PLUS

     - 2.6% of all premiums paid in excess of target premium in first Policy year; PLUS

     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS

     - 2.6% of all premiums paid in excess of target premium in years 2 through 4; PLUS


     - 3.2% of all premiums paid up to target premium in years 5 through 7; PLUS

     - 2.6% of all premiums paid in excess of target premium in years 5 through 7; PLUS

     - 2.4% of all premiums paid in years 8+.

     We will pay an additional trail commission of 0.10% on the account value in years 2 through 20 and 0.05% in all subsequent Policy years in which such policies are in force at the end of the year.

     The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR SALES REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT YOUR SALES REPRESENTATIVE AND THE SELLING FIRM FOR WHICH HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A POLICY.

     Flat fees may also be paid to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING FIRMS. In exchange for providing us with access to their distribution network, certain selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.

     Commissions and other incentives or payments described above are not charged directly to Policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

     You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our home office for more specific information.

LEGAL PROCEEDINGS

     Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Transamerica Life's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

     The financial statements of Transamerica Life and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................
The Policy - General Provisions.............................
  Entire Contract...........................................
  Information in the Application for this Policy............
  Ownership Rights..........................................
     Changing the Owner.....................................
     Choosing the Beneficiary...............................
     Changing the Beneficiary...............................
     Assigning the Policy...................................
     Exchanging the Policy..................................
  Selecting the Tax Test....................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Sex................................
  Modifying the Policy......................................
  Addition, Deletion or Substitution of Portfolios..........
Additional Information......................................
  Settlement Options........................................
  Additional Information about Transamerica Life and the
     Separate Account.......................................
  Changes to the Separate Account...........................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Independent Registered Public Accounting Firm.............
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Transamerica Life's Published Ratings.....................
Index to Financial Statements...............................
  Transamerica Corporate Separate Account Sixteen...........
  Transamerica Life Insurance Company.......................

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

account(s) -- The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit -- These are the accounting units used to calculate the values under this Policy.

age -- The issue age plus the number of completed Policy years since the effective date.

beneficiary -- The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

cash value -- After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction day.

Code -- The Internal Revenue Code of 1986, as amended.

effective date -- The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount -- The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account -- An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period -- The 10-day (or longer, if required by state law) period following delivery in which the Policy can be returned to us.


general account -- The assets of the company other than those allocated to the separate account or any other separate account established by the company.


guideline premium -- The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office -- Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday -- Friday from 8:00 a.m. -- 4:30 p.m. Central Standard Time.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person upon whose life the Policy is issued.

issue age -- The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit -- The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option -- One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.


loan account -- A portion of the company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.


loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value -- After the first Policy year, the loan value on any given date is equal to 90% of the nest cash value on that date.

monthly deduction charges -- Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy specifications page.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value -- The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium -- The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

partial withdrawal -- An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load -- The percent shown on the Policy specifications page deducted from each premium paid.

planned premium -- The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary -- The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month -- A one-month period beginning on the monthly deduction day.

Policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

policyowner (owner, you, your) -- The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio (s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.


separate account -- One or more investment accounts established by the company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A sub-division of the separate account. Each subaccount invests in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value -- The cash value in a subaccount.

target premium -- Amount of premium used to determine the percent of premium loads.

transfer -- A transfer of amounts between subaccounts of the separate account or the fixed account.


transfer charge -- The company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.


valuation day -- Each day on which the New York Stock Exchange is open for regular trading.

valuation period -- The period from the close of the immediately preceding valuation day to the close of the current valuation day.


we, us, company, our -- Transamerica Life Insurance Company ("Transamerica
Life").


written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2005. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

INQUIRIES

     To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

     Transamerica Life Insurance Company
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461
     Facsimile: 1-319-369-2378
     (Monday - Friday from 8:00 a.m. - 4:30 p.m. Central time)

     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.

     AFSG serves as the principal underwriter for the Policies. More information about AFSG is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

SEC File No. 333-109579/ 811-21440

PROSPECTUS

MAY 1, 2006


                                  ADVANTAGE X
                                 ISSUED THROUGH
                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                      TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                             4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499
                        1-888-804-8461    1-319-398-8572

                  A VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the Advantage X, a variable adjustable life insurance policy (the "Policy") offered by Transamerica Life Insurance Company, a member of the AEGON Insurance Group. A purchaser of a Policy ("owner", "you" or "your") may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

A prospectus for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

AMERICAN FUNDS INSURANCE SERIES

[ ]  AFIS Global Small Capitalization Fund (Class 2)


[ ]  AFIS Growth Fund (Class 2)


[ ]  AFIS International Fund (Class 2)


[ ]  AFIS New World Fund (Class 2)


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

[ ]  Fidelity VIP Contrafund(R) Portfolio (Initial Class)


[ ]  Fidelity VIP International Capital Appreciation Portfolio (Initial Class)


[ ]  Fidelity VIP Mid Cap Portfolio (Initial Class)



FIRST EAGLE VARIABLE FUNDS, INC.


[ ]  First Eagle Overseas Variable Fund



JANUS ASPEN SERIES


[ ]  Janus Aspen Series Balanced Portfolio (Institutional Shares)


[ ]  Janus Aspen Series Flexible Bond Portfolio (Institutional Shares)


[ ]  Janus Aspen Series Forty Portfolio (Institutional Shares)


[ ]  Janus Aspen Series International Growth Portfolio (Institutional Shares)


[ ]  Janus Aspen Series Mid Cap Growth Portfolio (Institutional Shares)


[ ]  Janus Aspen Series Worldwide Growth Portfolio (Institutional Shares)



PIMCO VARIABLE INSURANCE TRUST


[ ]  PIMCO VIT All Asset Portfolio (Administrative Class)


[ ]  PIMCO VIT High Yield Portfolio (Institutional Class)


[ ]  PIMCO VIT Real Return Portfolio (Institutional Class)


[ ]  PIMCO VIT Short-Term Portfolio (Institutional Class)


[ ]  PIMCO VIT Total Return Portfolio (Institutional Class)



ROYCE CAPITAL FUND


[ ]  Royce Micro-Cap Portfolio


RYDEX VARIABLE TRUST

[ ]  Rydex Variable Trust Nova Fund


[ ]  Rydex Variable Trust OTC Fund


T. ROWE PRICE EQUITY SERIES, INC.

[ ]  T. Rowe Price Equity Income Portfolio


[ ]  T. Rowe Price Mid-Cap Growth Portfolio(1)


THIRD AVENUE VARIABLE SERIES TRUST

[ ]  Third Avenue Value Portfolio


VAN ECK WORLDWIDE INSURANCE TRUST

[ ]  Van Eck Worldwide Absolute Return Fund



VANGUARD VARIABLE INSURANCE FUND


[ ]  Vanguard VIF Balanced Portfolio


[ ]  Vanguard VIF Capital Growth Portfolio


[ ]  Vanguard VIF Diversified Value Portfolio


[ ]  Vanguard VIF Equity Index Portfolio


[ ]  Vanguard VIF High Yield Bond Portfolio


[ ]  Vanguard VIF International Portfolio


[ ]  Vanguard VIF Mid-Cap Index Portfolio


[ ]  Vanguard VIF Money Market Portfolio


[ ]  Vanguard VIF REIT Index Portfolio


[ ]  Vanguard VIF Short-Term Investment-Grade Portfolio


[ ]  Vanguard VIF Small Company Growth Portfolio


[ ]  Vanguard VIF Total Bond Market Index Portfolio


[ ]  Vanguard VIF Total Stock Market Index Portfolio


---------------


(1) Fund closed to new investors effective April 30, 2004.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Policy Benefits/Risks Summary...............................    1
  Policy Benefits...........................................    1
     The Policy in General..................................    1
     Flexible Premiums......................................    1
     Free-Look Period.......................................    1
     Variable Life Insurance Benefit........................    2
     Cash Value.............................................    2
     Transfers..............................................    2
     Loans..................................................    3
     Partial Withdrawals and Surrenders.....................    3
     Tax Benefits...........................................    4
     Personalized Illustrations.............................    4
  Policy Risks..............................................    4
     Investment Risks.......................................    4
     Risk of Lapse..........................................    4
     Tax Risks (Income Tax and MEC).........................    4
     Loan Risks.............................................    5
     Risk of an Increase in Current Fees and Expenses.......    5
Portfolio Risks.............................................    5
Fee Tables..................................................    6
  Transaction Fees..........................................    6
  Periodic Charges Other Than Portfolio Operating
     Expenses...............................................    7
  Annual Portfolio Operating Expenses.......................    8
  Redemption Fees...........................................   12
Transamerica Life, The Separate Account, The Fixed Account
  and The Portfolios........................................   12
  Transamerica Life.........................................   12
  The Separate Account......................................   12
  The Fixed Account.........................................   12
  The Portfolios............................................   13
  Selection of the Underlying Portfolios....................   16
  Revenue We Receive........................................   17
  Your Right to Vote Portfolio Shares.......................   18
Charges and Deductions......................................   18
  Premium Load..............................................   19
  Monthly Deduction.........................................   19
     Monthly Contract Charge................................   20
     Monthly Cost of Insurance Charge.......................   20
     Optional Term Insurance Rider..........................   21
     Mortality and Expense Risk Charge......................   21
     Monthly Deferred Sales Load............................   21
  Administrative Charges....................................   22
     Partial Withdrawal Charge..............................   22
     Loan Interest..........................................   22

     Transfer Charge........................................   22
     Taxes..................................................   23
     Portfolio Expenses.....................................   23
     Redemption Fees........................................   23
The Policy..................................................   23
  Ownership Rights..........................................   23
  Modifying the Policy......................................   24
  Purchasing a Policy.......................................   24
  Replacement of Existing Insurance.........................   24
  When Insurance Coverage Takes Effect......................   25
  Free-Look Period..........................................   25
  Backdating a Policy.......................................   25
Policy Features.............................................   25
  Premiums..................................................   25
     Allocating Premiums....................................   25
     Premium Flexibility....................................   26
     Planned Periodic Payments..............................   26
     Premium Limitations....................................   27
     Making Premium Payments................................   27
Transfers...................................................   27
  General...................................................   27
  Fixed Account Transfers...................................   28
  Disruptive Trading and Market Timing......................   28
  Transfer Procedures.......................................   31
  Asset Rebalancing Program.................................   31
  Third Party Asset Allocation Services.....................   32
Policy Values...............................................   32
  Cash Value................................................   32
  Net Cash Value............................................   33
  Subaccount Value..........................................   33
  Accumulation Units........................................   33
  Accumulation Unit Value...................................   34
  Net Investment Factor.....................................   34
  Fixed Account Value.......................................   34
Life Insurance Benefit......................................   34
  Life Insurance Benefit Options............................   35
  Life Insurance Benefit Compliance Tests...................   36
  Choosing a Life Insurance Benefit Option..................   39
  Changing the Life Insurance Benefit Option................   39
  How Life Insurance Benefits May Vary in Amount............   40
  Changing the Face Amount..................................   40
     Decreasing the Face Amount.............................   40
     Increasing the Face Amount.............................   40
  Duration of the Policy....................................   41
  Payment Options...........................................   41

Surrenders and Partial Withdrawals..........................   41
  Surrenders................................................   41
  Partial Withdrawals.......................................   41
Loans.......................................................   42
  General...................................................   42
     Interest Rate Charged..................................   43
     Loan Account Interest Rate Credited....................   43
     Maximum Loan Account Interest Rate.....................   43
       Indebtedness.........................................   43
       Repayment of Indebtedness............................   43
  Effect of Policy Loans....................................   43
Policy Lapse and Reinstatement..............................   44
  Lapse.....................................................   44
  Reinstatement.............................................   44
Policy Termination..........................................   45
Federal Income Tax Considerations...........................   45
  Tax Status of the Policy..................................   45
  Tax Treatment of Policy Benefits..........................   45
Other Policy Information....................................   49
  Payments We Make..........................................   49
  Split Dollar Arrangements.................................   49
Supplemental Benefits (Riders)..............................   50
  Term Insurance Rider......................................   50
  Experience Credits Rider..................................   51
Additional Information......................................   51
  Sale of the Policies......................................   51
  State Variations..........................................   52
  Legal Proceedings.........................................   52
  Financial Statements......................................   52
Table of Contents of the Statement of Additional
  Information...............................................   53
Glossary....................................................   54
Prospectus Back Cover
  Personalized Illustrations of Policy Benefits
  Inquiries


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                        ADVANTAGE X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

  THE POLICY IN GENERAL

     - The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

     - Under Transamerica Life's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     - FIXED ACCOUNT. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.

     - SEPARATE ACCOUNT. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

  FLEXIBLE PREMIUMS

     - You select a premium payment plan, but the plan is flexible -- you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

     - You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.

  FREE-LOOK PERIOD

     - The FREE-LOOK PERIOD begins four days after the Policy is mailed to you. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT

     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

     - CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:

      - Option 1 is the greater of:

        -- the face amount of the Policy, or

        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

      - Option 2 is the greater of:

        -- the face amount of the Policy plus the Policy's cash value on the date of the insured's death, or

        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

      - Option 3 is the greater of:

        -- the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or

        -- a limitation percentage multiplied by the Policy's cash value on the date of the insured's death.

     We will reduce the life insurance benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

     The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING A TAX TEST.

     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

     - CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

  CASH VALUE

     - Cash value is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

  TRANSFERS

     - You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax.

     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

     - An asset rebalancing program is available.

     - After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

     - We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing" below.

  LOANS

     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy for up to 90% of the net cash value (cash value MINUS any outstanding indebtedness) on that date. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under
       Section 1035 (a) of the Code. The minimum loan amount is $500.

     - We currently charge interest of 2.67% annually in Policy Years 1-17, 2.25% annually in Policy Years 18-30, and 2.15% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

     - To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.


     - Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract. See "Federal Income Tax Considerations".


  PARTIAL WITHDRAWALS AND SURRENDERS

     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

     - We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load.

     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     If the Policy satisfies the definition of life insurance under the Internal Revenue Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the accounts are not taxable transactions.

  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and

     - compare the Policy to other life insurance policies.

     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

  INVESTMENT RISKS

     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

  RISK OF LAPSE

     Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

     A Policy lapse may have adverse tax consequences.

     You may reinstate this Policy within five years after it has lapsed (and prior to the insured's reaching age 100), if the insured meets our insurability requirements and you pay the amount we require.

  TAX RISKS (INCOME TAX AND MEC)

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.


     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See "Federal Income Tax Considerations". You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.


  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+, payable in arrears. This charge may increase, but it will not exceed 4.00%. Interest is added to the amount of the loan to be repaid.

     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

  RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that are payable when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts and the fixed account.

                                TRANSACTION FEES

                            WHEN CHARGE          AMOUNT DEDUCTED MAXIMUM        AMOUNT DEDUCTED CURRENT CHARGE AT
CHARGE                      IS DEDUCTED    GUARANTEED CHARGE THE POLICY ALLOWS        TIME OF POLICY ISSUE
------                    ---------------  -----------------------------------  ---------------------------------
PERCENT OF PREMIUM
  LOAD..................  Upon receipt of  15.00% of each premium received      10.00% of premium received up to
                          premium                                               target premium(1) in Policy year
                                                                                1; 6.50% of premium received up
                                                                                to target premium in Policy years
                                                                                2-4; 2.50% of premium received up
                                                                                to target premium in Policy years
                                                                                5-7; 2.10% of premium received up
                                                                                to target premium in Policy years
                                                                                8-10; 0.50% of premium received
                                                                                up to target premium in Policy
                                                                                years 11+
PARTIAL WITHDRAWAL
  CHARGE................  Upon withdrawal  $25.00                               $0
TRANSFER CHARGE.........  Upon each        $25.00 for each transfer in excess   $0
                          transfer beyond  of 12 per Policy year
                          12 transfers in
                          any Policy year

---------------

(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

     The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                          WHEN CHARGE IS         AMOUNT DEDUCTED MAXIMUM        AMOUNT DEDUCTED CURRENT CHARGE AT
CHARGE                       DEDUCTED      GUARANTEED CHARGE THE POLICY ALLOWS        TIME OF POLICY ISSUE
------                    ---------------  -----------------------------------  ---------------------------------
MONTHLY CONTRACT
CHARGE..................  On the           $10.00 per month                     $5.00 per month
                          effective date
                          (date of issue)
                          and on each
                          monthly
                          deduction day

COST OF INSURANCE(1)
(without extra
ratings)(2)

  - Minimum Charge......  On the           $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk(3) (Female, Non-      net amount at risk (Female, Non-
                          and on each      Tobacco, Age 20, Medical Issue)      Tobacco, Age 20, Medical Issue)
                          monthly
                          deduction day

  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of net
                                           amount at risk (Male, Tobacco, Age   amount at risk (Male, Tobacco,
                                           99, Guaranteed Issue)                Age 99, Guaranteed Issue)
  - Charge for a Male,
    age 48, Guaranteed
    Issue, during the
    first Policy year...                   $0.50 per month per $1000 of net     $0.11 per month per $1000 of net
                                           amount at risk                       amount at risk

MORTALITY AND EXPENSE
RISK CHARGE.............  On the           2.00% (annually) of the average      0.67% (annually) of the average
                          effective date   cash value                           cash value in Policy years 1-17,
                          and on each                                           and 0.25% (annually) of the
                          monthly                                               average cash value in Policy
                          deduction day                                         years 18-30; and 0.15% (annually)
                                                                                of the average cash value in
                                                                                Policy years 31+

LOAN INTEREST
SPREAD(4)...............  On Policy        2.00% (annually)                     0.67% (annually) in Policy years
                          anniversary or                                        1-17; 0.25% (annually) in Policy
                          earlier, as                                           years 18-30; and 0.15% (annually)
                          applicable(5)                                         in Policy years 31+

MONTHLY DEFERRED SALES
LOAD....................  On each monthly  0.30% of all premium received in     0.250% of the premium received up
                          deduction day    Policy year 1                        to target premium in Policy year
                          during Policy                                         1, and 0.017% of premium received
                          years 2-7                                             in excess of target premium in
                                                                                Policy year 1
TERM LIFE INSURANCE
RIDER(6)
  - Minimum Charge......  On the           $0.06 per month per $1000 of net     $0.0138 per month per $1000 of
                          effective date   amount at risk                       net amount at risk
                          (date of issue)
                          and on each
                          monthly
                          deduction day
  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of net
                                           amount at risk                       amount at risk
  - Charge for a Male,
    age 48, Guaranteed
    Issue...............                   $0.50 per month per $1000 of net     $0.11 per month per $1000 of net
                                           amount at risk                       amount at risk

---------------

(1) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover.

(2) We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (which is a maximum of 2.00% annually). SEE "MAXIMUM LOAN ACCOUNT INTEREST RATE."

(5) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured's death.

(6) Charges for riders vary based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover.


     The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2005. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     LOWEST   HIGHEST
-----------------------------------------                     ------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................  0.14%    3.55%


                      ANNUAL PORTFOLIO OPERATING EXPENSES
                   (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)


     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2005 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.



                                                                               FEES AND
                                                                  GROSS        EXPENSES
                                                                  TOTAL     CONTRACTUALLY    TOTAL NET
                                 MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(12)   EXPENSES
---------                        ----------   --------   -----   --------   --------------   ---------
AFIS Global Small
  Capitalization Fund (Class
  2)...........................     0.74%       0.05%    0.25%     1.04%         0.00%         1.04%
AFIS Growth Fund (Class 2).....     0.33%       0.02%    0.25%     0.60%         0.00%         0.60%
AFIS International Fund (Class
  2)...........................     0.52%       0.05%    0.25%     0.82%         0.00%         0.82%
AFIS New World Fund (Class 2)..     0.84%       0.08%    0.25%     1.17%         0.00%         1.17%

                                                                               FEES AND
                                                                  GROSS        EXPENSES
                                                                  TOTAL     CONTRACTUALLY    TOTAL NET
                                 MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(12)   EXPENSES
---------                        ----------   --------   -----   --------   --------------   ---------
Fidelity VIP Contrafund(R)
  Portfolio (Initial
  Class)(1)....................     0.57%       0.09%     N/A      0.66%         0.00%         0.66%
Fidelity VIP International
  Capital Appreciation
  Portfolio (Initial
  Class)(2,3)..................     0.72%       2.83%     N/A      3.55%         0.00%         3.55%
Fidelity VIP Mid Cap Portfolio
  (Initial Class)(4)...........     0.57%       0.12%     N/A      0.69%         0.00%         0.69%
First Eagle Overseas Variable
  Fund.........................     0.75%       0.25%    0.25%     1.25%         0.00%         1.25%
Janus Aspen Series Balanced
  Portfolio (Institutional
  Shares)(5)...................     0.55%       0.02%     N/A      0.57%         0.00%         0.57%
Janus Aspen Series Flexible
  Bond Portfolio (Institutional
  Shares)(5)...................     0.53%       0.04%     N/A      0.57%         0.00%         0.57%
Janus Aspen Series Forty
  Portfolio (Institutional
  Shares)(5)...................     0.64%       0.03%     N/A      0.67%         0.00%         0.67%
Janus Aspen Series
  International Growth
  Portfolio (Institutional
  Shares)(5)...................     0.64%       0.06%     N/A      0.70%         0.00%         0.70%
Janus Aspen Series Mid Cap
  Growth Portfolio
  (Institutional Shares)(5)....     0.64%       0.03%     N/A      0.67%         0.00%         0.67%
Janus Aspen Series Worldwide
  Growth Portfolio
  (Institutional Shares) (5,
  6)...........................     0.60%       0.01%     N/A      0.61%         0.00%         0.61%
PIMCO VIT All Asset Portfolio
  (Administrative Class)
  (7)(8)(9)....................     0.20%       1.01%     N/A      1.21%         0.01%         1.20%
PIMCO VIT High Yield Portfolio
  (Institutional Class)........     0.25%       0.50%     N/A      0.75%         0.00%         0.75%
PIMCO VIT Real Return Portfolio
  (Institutional Class)(10)....     0.25%       0.41%     N/A      0.66%         0.00%         0.66%
PIMCO VIT Short-Term Portfolio
  (Institutional Class)........     0.25%       0.40%     N/A      0.65%         0.00%         0.65%
PIMCO VIT Total Return
  Portfolio (Institutional
  Class).......................     0.25%       0.40%     N/A      0.65%         0.00%         0.65%
Royce Micro-Cap Portfolio......     1.25%       0.07%     N/A      1.32%         0.00%         1.32%
Rydex Variable Trust Nova
  Fund.........................     0.75%       0.78%     N/A      1.53%         0.00%         1.53%
Rydex Variable Trust OTC
  Fund.........................     0.75%       0.75%     N/A      1.50%         0.00%         1.50%
T. Rowe Price Equity Income
  Portfolio....................     0.85%       0.00%     N/A      0.85%         0.00%         0.85%
T. Rowe Price Mid-Cap Growth
  Portfolio....................     0.85%       0.00%     N/A      0.85%         0.00%         0.85%
Third Avenue Value Portfolio...     0.90%       0.29%     N/A      1.19%         0.00%         1.19%
Van Eck Worldwide Absolute
  Return Fund (11).............     2.50%       2.14%     N/A      4.64%         2.14%         2.50%
Vanguard VIF Balanced
  Portfolio....................     0.15%       0.10%     N/A      0.25%         0.00%         0.25%
Vanguard VIF Capital Growth
  Portfolio....................     0.23%       0.19%     N/A      0.42%         0.00%         0.42%
Vanguard VIF Diversified Value
  Portfolio....................     0.24%       0.17%     N/A      0.41%         0.00%         0.41%

                                                                               FEES AND
                                                                  GROSS        EXPENSES
                                                                  TOTAL     CONTRACTUALLY    TOTAL NET
                                 MANAGEMENT    OTHER     12B-1    ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                           FEES      EXPENSES   FEES    EXPENSES   REIMBURSED(12)   EXPENSES
---------                        ----------   --------   -----   --------   --------------   ---------
Vanguard VIF Equity Index
  Portfolio....................     0.11%       0.03%     N/A      0.14%         0.00%         0.14%
Vanguard VIF High Yield Bond
  Portfolio....................     0.21%       0.03%     N/A      0.24%         0.00%         0.24%
Vanguard VIF International
  Portfolio....................     0.25%       0.16%     N/A      0.41%         0.00%         0.41%
Vanguard VIF Mid-Cap Index
  Portfolio....................     0.19%       0.05%     N/A      0.24%         0.00%         0.24%
Vanguard VIF Money Market
  Portfolio....................     0.11%       0.04%     N/A      0.15%         0.00%         0.15%
Vanguard VIF REIT Index
  Portfolio....................     0.27%       0.04%     N/A      0.31%         0.00%         0.31%
Vanguard VIF Short-Term
  Investment-Grade Portfolio...     0.11%       0.04%     N/A      0.15%         0.00%         0.15%
Vanguard VIF Small Company
  Growth Portfolio.............     0.22%       0.18%     N/A      0.40%         0.00%         0.40%
Vanguard VIF Total Bond Market
  Index Portfolio..............     0.12%       0.04%     N/A      0.16%         0.00%         0.16%
Vanguard VIF Total Stock Market
  Index Portfolio..............     0.13%       0.03%     N/A      0.16%         0.00%         0.16%


---------------


(1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.



(2) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.91%. These offsets may be discontinued at any time.



(3) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain security lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 1.10%. This arrangement can be discontinued by the fund's manager at any time.



(4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.



(5) Expenses for the Portfolios are based upon expenses for the year ended December 31, 2005.



(6) Effective February 1, 2006 for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information.



(7) "Other Expenses" reflect an Administrative Fee of 0.25%.

(8) Underlying Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying Funds and upon the Total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to waive its advisory fee to the extent that the Underlying Fund Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in Underlying Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(9) PIMCO has contractually agreed, for the Portfolio's current fiscal year (12/31), to waive its administrative fee, or reimburse the Portfolio, to the extent that, due to the payment of the Portfolio's pro rata share of Trustees' fees, the total portfolio operating expenses exceed 1.0949% of the Portfolio's average net assets. Under the Expense Limitation Agreement, which renews annually for a full fiscal year unless terminated by PIMCO upon at least 30 days' notice prior to fiscal year-end, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(10) Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.



(11) Total net expenses are net of short sale dividend expenses. Net effect of expenses reimbursement by Adviser to average net assets for the period ended 12/31/05 was 2.50%. For the period May 1, 2006 through April 30, 2007, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.50% of average daily net assets.



(12) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2005. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:



                                                                                             FEES AND
                                                                              GROSS TOTAL    EXPENSES    TOTAL NET
                                         MANAGEMENT    OTHER                    ANNUAL      WAIVED OR     ANNUAL
PORTFOLIO                                   FEES      EXPENSES   12B-1 FEES    EXPENSES     REIMBURSED   EXPENSES
---------                                ----------   --------   ----------   -----------   ----------   ---------
AFIS Global Small Capitalization Fund
  (Class 2)(i).........................     0.74%       0.05%       0.25%        1.04%         0.07%       0.97%
AFIS Growth Fund (Class 2)(i)..........     0.33%       0.02%       0.25%        0.60%         0.03%       0.57%
AFIS International Fund (Class 2)(i)...     0.52%       0.05%       0.24%        0.82%         0.05%       0.77%
AFIS New World Fund (Class 2)(i).......     0.84%       0.08%       0.25%        1.17%         0.07%       1.10%


     --------------------


     (i) The Series' investment adviser is waiving a portion of management fees. Expense ratios shown reflect the waiver. Please see the financial highlights table in the Series' prospectus or its annual report for details.

REDEMPTION FEES

     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. Any redemption fee will be administered by us and reduce your cash value. For more information, see the portfolio prospectus.

     For information concerning compensation paid for the sale of the Policies, see "Sales of the Policies."

TRANSAMERICA LIFE, THE SEPARATE ACCOUNT,
THE FIXED ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSAMERICA LIFE

     Transamerica Life Insurance Company ("Transamerica Life") is the insurance company issuing the Policy. Transamerica Life's home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

     The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

     The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE FIXED ACCOUNT

     The fixed account is part of Transamerica Life's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account's assets.

Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life's guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

     Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. YOU BEAR THE RISK THAT INTEREST WE CREDIT WILL NOT EXCEED 2.0%.

     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS

     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.

American Funds Insurance Series managed by  - Global Small Capitalization Fund (Class 2) seeks to make your
Capital Research and Management Company       investment grow over time by investing primarily in stocks of smaller companies located around the world.
                                            - Growth Fund (Class 2) seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
                                            - International Fund (Class 2) seeks to make your investment grow over time by investing primarily in common stocks of companies located outside of the United States.
                                            - New World Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

Fidelity Variable Insurance Products        - VIP Contrafund(R) Portfolio seeks long-term capital appreciation.
Funds -- Initial Class managed by Fidelity  - Fidelity VIP International Capital Appreciation Portfolio (Initial
Management & Research Company                 Class) seeks capital appreciation.
                                            - Fidelity VIP Mid Cap Portfolio (Initial Class) seeks as high a level of current income as is consistent with preservation of capital and liquidity.

First Eagle Variable Fund advised by        - First Eagle Overseas Variable seeks long-term growth of capital.
Arnhold and S. Bleichroeder Advisers, LLC

Janus Aspen Series managed by Janus         - Balanced seeks long-term capital growth, consistent with
Capital Management LLC                        preservation of capital and balanced by current income.
                                            - Flexible Bond seeks to obtain maximum total return, consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in bonds.
                                            - Forty seeks long-term growth of capital by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.
                                            - International Growth seeks long-term growth of capital by investing under normal circumstances at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.
                                            - Mid Cap Growth seeks long-term growth of capital by investing under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12 month average of the capitalization range of the Russell Midcap(R) Growth Index.
                                            - Worldwide Growth seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world.

PIMCO Variable Insurance Trust managed by   - All Asset Portfolio (Administrative Class) seeks maximum real return
Pacific Investment Management Company LLC     consistent with preservation of real capital and prudent investment management by investing its assets in shares of the PIMCO Funds and does not invest directly in stocks or bonds of other issuers.
                                            - High Yield Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least Caa by Moody's or CCC by
                                              S&P, or, if unrated, determined by PIMCO to be of comparable quality.
                                            - Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.
                                            - Short-Term Portfolio (Institutional Class) seeks maximum current income, consistent with preservation of capital and daily liquidity by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.
                                            - Total Return Portfolio (Institutional Class) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund managed by Royce and     - Royce Micro-Cap seeks long-term growth of capital by investing its
Associates, LLC                               assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalization less than $500 million).

Rydex Variable Trust managed by Rydex       - Nova seeks to provide investment results that match the performance
Investments                                   of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index. The S&P
                                              500 Index is an unmanaged index composed of 500 common stocks from a wide range of industries that are traded on the New York Stock
                                              Exchange, The American Stock Exchange and the NASDAQ.
                                            - OTC seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index. The NASDAQ 100 Index contains the
                                              100 largest non-financial, non-utilities stocks in the NASDAQ
                                              Composite.

T. Rowe Price Equity Series, Inc. managed   - T. Rowe Price Equity Income seeks to provide substantial dividend
by T. Rowe Price Associates, Inc.             income as well as long-term growth of capital through investments in the common stocks of established companies.
                                            - T. Rowe Price Mid-Cap Growth seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

Third Avenue Variable Series Trust managed  - Third Avenue Value seeks long-term capital appreciation. The
by Third Avenue Management LLC                Portfolio invests primarily in the securities of well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their intrinsic value.

Van Eck Worldwide Insurance Trust managed   - Worldwide Absolute Return seeks to achieve consistent absolute
by Van Eck Associates Corp                    (positive) returns in various market cycles.
Vanguard Variable Insurance Fund managed    - Balanced seeks to conserve capital, while providing moderate income
by the following:                             and moderate long-term growth of capital and income.
Balanced and High Yield Bond -- Wellington  - Capital Growth seeks to provide long-term growth of capital.
Management Company, LLP                     - Diversified Value seeks to provide long-term growth of capital and a
Capital Growth -- PRIMECAP Management         moderate level of dividend income.
Company                                     - Equity Index seeks to provide long-term growth of capital and income
Diversified Value -- Barrow, Hanley,          by attempting to match the performance of a broad-based market index
Mewhinney & Strauss                           of stocks of large U.S. companies.
Equity Index, Mid-Cap Index, Total          - High Yield Bond seeks to provide a higher level of income by
Equity Index, Mid-Cap Index, Total Stock      investing primarily in a diversified group of high-yielding, higher-
Market Index and REIT Index -- Vanguard's     risk corporate bonds with medium- and lower-range credit-quality
Quantitative Equity Group                     ratings, commonly known as "junk bonds".
International -- Schroder Investment        - International seeks to provide a long-term growth of capital by
Management North America Inc.                 investing primarily in the stocks of seasoned companies located
Money Market, Short-Term Investment-Grade     outside of the United States.
and Total Bond Market Index -- Vanguard's   - Mid-Cap Index seeks to provide long-term growth of capital by
Fixed Income Group                            attempting to match the performance of a broad-based market index of
Small Company Growth -- Granahan              stocks of medium-size U.S. companies.
Investment Management, Inc. and Grantham,   - Money Market seeks to provide income while maintaining liquidity and
Mayo, Van Otterloo & Co LLC                   a stable share price of $1. An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency.
                                              Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.
                                            - REIT Index seeks to provide a high level of income and moderate long-term growth of capital.
                                            - Short-Term Investment-Grade seeks income while maintaining a high degree of stability of principal.
                                            - Small Company Growth seeks to provide long-term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than
                                              $1-$2 billion).
                                            - Total Bond Market Index seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.
                                            - Total Stock Market Index seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.


SELECTION OF THE UNDERLYING PORTFOLIOS

     The underlying portfolios offered through this product are selected by Transamerica Life, and Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. For a discussion of the administrative, marketing and support fees we receive from the underlying portfolios, see "Revenue We Receive".

     We have developed this variable life insurance product in cooperation with Westport Financial Services, Inc., and have included underlying portfolios based on recommendations by Westport Financial Services, Inc., whose selection criteria may differ from our selection criteria.

     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We do not recommend or endorse a particular portfolio and we do not provide investment advice.

REVENUE WE RECEIVE

     We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

     - RULE 12B-1 FEES. We receive the 12b-1 fees from the First Eagle Overseas Portfolio and the portfolios in the American Funds Insurance Series. This fee equals 0.25% of the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.


     - ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We and our affiliates, including AFSG Securities Corporation ("AFSG") receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.


     The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

               INCOMING PAYMENTS TO TLIC AND AFSG FROM THE FUNDS


                                  MAXIMUM FEE                                   MAXIMUM FEE
             FUND                 % OF ASSETS*              FUND                % OF ASSETS*
             ----                 ------------              ----               --------------
PIMCO Variable Insurance Trust       0.25%       Fidelity Variable Insurance   0.05% after
  (Administrative Class)                           Products Fund               $100 million**
Rydex Variable Trust                 0.25%       Janus Aspen Series            0.15% after
                                                                               $50 million**
First Eagle Variable Funds,          0.25%       T. Rowe Price Equity          0.15% after
  Inc.                                             Series, Inc.                $25 million **
American Funds Insurance Series      0.25%

---------------

 * Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.


** We receive this percentage on specified subaccounts once a certain dollar amount of fund shares are being held in those subaccounts of Transamerica Life and its affiliates.


     Proceeds from certain of these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the Policies.

     For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE UNDER THE POLICY:

     - the life insurance benefit, cash value and loan benefits;

     - investment options, including net premium allocations;

     - administration of elective options; and

     - the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:

     - costs associated with processing and underwriting applications and changes in face amount and riders;

     - expenses of issuing and administering the Policy (including any Policy riders);

     - overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

     - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:

     - that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

     - that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM LOAD

     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts or the fixed account. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

     Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age and underwriting class and is listed on your Policy's specification page.

THE CURRENT PERCENT OF PREMIUM LOAD IS:

     - 10.00% of premium received up to target premium in Policy Year 1; and

     - 6.50% of premium received up to target premium in Policy years 2-4; and

     - 2.50% of premium received up to target premium in Policy years 5-7; and

     - 2.10% of premium received up to target premium in Policy years 8-10; and

     - 0.50% of all premium received up to target premium in Policy years 11+.

     We can increase the percent of premium load, but the maximum percent of premium load deduction on all premiums is 15.00%.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly contract charge; PLUS

                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS

                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge; plus

                                 - the monthly deferred sales load in Policy
                                   years 2-7.

MONTHLY CONTRACT CHARGE:         - This charge currently equals $5.00 each
                                   Policy month.

                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $10.00 each month.

                                 - This charge is used to cover administrative
                                   services relating to the Policy.

MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge monthly.
                                   The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:

                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;

                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3); and

                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

     Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL TERM INSURANCE RIDER:   - We assess a charge for this rider based on
                                   the issue age, duration, sex and premium class of the insured.

MORTALITY AND EXPENSE RISK
CHARGE:                          - We deduct a daily charge from your cash value
                                   in each subaccount to compensate us for
                                   aggregate Policy expenses and mortality and expense costs we assume.

                                 - The charge is calculated as a percentage of
                                   the average cash value on each valuation day during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge is equivalent to:

                                      -- An effective annual rate of 0.67% in
                                         Policy years 1-17;

                                      -- An effective annual rate of 0.25% in
                                         Policy years 18-30; and

                                      -- An effective annual rate of 0.15%
                                         thereafter.

                                   We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 2.0% in all Policy years.

                                   The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

                                   If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution or other costs.

MONTHLY DEFERRED SALES LOAD:     - We deduct a percent of the premium received
                                   in Policy year 1 on each monthly deduction day in Policy years 2-7.

                                 - The expenses deducted are intended to
                                   compensate us for sales expenses, including distribution costs.

                                 - We deduct this charge on a pro rata basis
                                   from all accounts (i.e. in the same
                                   proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

                                   The current monthly deferred sales load
                                 equals:

                                      -- 0.25% of premium received up to target
                                         premium in Policy year 1; and

                                      -- 0.017% of premium received in excess of
                                         target premium in Policy year 1.

                                   We can increase this charge, but the maximum monthly deferred sales charge is 0.30% of all premium received in Policy year 1.

                                   Higher premium amounts you pay during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE

     - After the first Policy year, you may make a partial withdrawal.

     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     - We currently do not impose this charge.

     - We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

     - We will not increase this charge.

  LOAN INTEREST

     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

     - We currently charge you an annual interest rate on a Policy loan of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+.

     - After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.67% (annually) in Policy years 1-17, 0.25% (annually) in Policy years 18-30, and 0.15% (annually) in Policy years 31+.

     - The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

  TRANSFER CHARGE

     - We currently allow you to make any number of transfers each year free of charge.

     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.

     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

     - We will not increase this charge.

     - We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS".

  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES


     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 3.55% in 2005. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.


  REDEMPTION FEES


     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. Note that we expect to be required to provide individual policyowner transaction data to the portfolios, and to prohibit transfers and purchases by policyowners that a portfolio identifies. For more information on each portfolio's redemption fee, see the portfolio prospectus.


THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNERSHIP RIGHTS


     The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:


     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

     - to change the owner of this Policy (there may be tax consequences);

     - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

     - to select the tax test -- guideline premium test or the cash accumulation test -- applicable to the Policy on the Policy application.

     No designation or change in designation of an owner will take effect unless we receive a written request at our home office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - A minimum of five Policies are issued, each on the life of a different insured; OR

     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

     To purchase a Policy, you must submit a complete application and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy and us.

     Our current minimum face amount of a Policy is generally $1,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     - the date of your application; or

     - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).


     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION. SEE "FEDERAL INCOME TAX CONSIDERATIONS".


     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

FREE-LOOK PERIOD

     You may cancel your Policy for a refund during the "free look period" by returning it to us at our home office or to the sales representative who sold it to you. The free-look period generally expires 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

     - the cash value as of the date the Policy is returned; or

     - the premiums paid less any partial withdrawals.

     Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

     Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUMS

  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

     - allocation percentages must be in whole numbers; and

     - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

     The initial "net premium" will be allocated to the general account or, if available, the money market subaccount during the free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, including interest earned (or investment losses) during the free-look period, to the accounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount. We deem the Policy to be delivered four days after it is mailed for the purpose of allocating the net premium (including interest or investment performance as applicable) at the end of the free-look period.

     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-369-2378 Monday -- Friday 8:00 a.m.-4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


     Certain subaccounts may impose restrictions on allocations. If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the request.


     You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

  PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period).

  PREMIUM LIMITATIONS

     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

  MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments by wire transfer. You must send a simultaneous fax transmission to 319-369-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

     M & T Bank
     ABA #022000046
     For credit to: Transamerica Life Insurance Company
     Account #: 89487635

     Include your name and Policy number on all correspondence.

TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

     - You may request transfers in writing (in a form we accept) or by fax to our home office.

     - The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

     - The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

     - We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     - Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

     - We consider all transfers made in any one day to be a single transfer.

     - Transfers resulting from loans, asset rebalancing and reallocation of cash value and transfers from the general account or the money market subaccount, immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.


     - Certain subaccounts may impose restrictions on transfers. If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.


FIXED ACCOUNT TRANSFERS

     - After the first Policy year, you may make one transfer per Policy year from the fixed account.

     - We reserve the right to require that you make the transfer request in writing.

     - We must receive the transfer request no later than 30 days after a Policy anniversary.

     - We will make the transfer at the end of the valuation date on which we receive the written request.

     - The maximum amount you may transfer is limited to the greater of:

          (a) 25% of the current amount in the fixed account; or

          (b) the amount you transferred from the fixed account in the immediately preceding Policy year.


DISRUPTIVE TRADING AND MARKET TIMING



     STATEMENT OF POLICY. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.



     Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:



          (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");



          (2) an adverse effect on portfolio management, such as:



             (a) impeding a portfolio manager's ability to sustain an investment objective;



             (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or



             (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and



          (3) increased brokerage and administrative expenses.

     These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.



     We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.



     DETECTION. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.



     DETERRENCE. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction. As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.



     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.



     In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.



     Under our current policies and procedures, we do not:



     - impose redemption fees on transfers;



     - expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or



     - provide a certain number of allowable transfers in a given period.

     Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.



     In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.



     Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.



     Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.



     UNDERLYING FUND PORTFOLIO FREQUENT TRADING POLICIES. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.



     Policyowners should be aware that we expect to be contractually obligated to prohibit transfers by policyowners identified as potentially problematic by underlying fund portfolios, and to provide the policyowner transaction data to the underlying funds portfolios.



     OMNIBUS ORDER. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.


TRANSFER PROCEDURES

     To make a transfer via fax, send your instructions to 319-369-2378 Monday-Friday 8:00 a.m.-4:30 p.m. Central time.

     Please note the following regarding fax transfers:

     - We will employ reasonable procedures to confirm that fax instructions are genuine.

     - Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

     - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-369-2378.

     - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

     We cannot guarantee that faxed transactions will always be available. For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We will process any transfer order we receive at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM


     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.


     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:      - you must submit a completed asset rebalancing
                                   request form to us at our home office; and

                                 - you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

ASSET REBALANCING WILL CEASE
IF:                              - we receive your request to discontinue
                                   participation at our home office;

                                 - you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or

                                 - you elect to participate in any asset
                                   allocation services provided by a third
                                   party.

     You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Transamerica Life agents for the sale of Policies. Transamerica Life does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica Life for the sale of Policies. Transamerica Life therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica Life does not currently charge you any additional fees for providing these support services. Transamerica Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH VALUE

     Your Policy's cash value:

     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

     - Serves as the starting point for calculating values under a Policy.

     - Equals the sum of all values in each subaccount, the fixed account and the loan account.

     - Is determined on the effective date and on each valuation day.

     - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

NET CASH VALUE ON ANY
VALUATION DATE
EQUALS:                          - the cash value as of such date; MINUS

                                 - any outstanding indebtedness (Policy loan
                                   amount plus accrued interest).

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS

     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

     - partial withdrawals or transfers from a subaccount;

     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.

THE NUMBER OF ACCUMULATION
UNITS IN ANY SUBACCOUNT ON ANY
MONTHLY DEDUCTION DAY EQUALS:    - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS

                                 - units purchased with additional net
                                   premium(s); PLUS

                                 - units purchased via transfers from another
                                   subaccount, the fixed account or the loan account; MINUS

                                 - units redeemed to pay for monthly deductions;
                                   MINUS

                                 - units redeemed to pay for partial
                                   withdrawals; MINUS

                                 - units redeemed as part of a transfer to
                                   another subaccount or the fixed account or the loan account; MINUS

                                 - units redeemed to pay any transfer charges,
                                   any partial withdrawal charges, and any
                                   redemption fees that may apply.

ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of:

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

     Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

     The fixed account value is equal to the cash value allocated to the fixed account.

THE FIXED ACCOUNT VALUE AT THE
END OF ANY VALUATION PERIOD IS
EQUAL TO:                        - the sum of all net premium(s) allocated to
                                   the fixed account; PLUS

                                 - any amounts transferred from a subaccount to
                                   the fixed account; PLUS

                                 - total interest credited to the fixed account;
                                   MINUS

                                 - any amounts charged to pay for monthly
                                   deductions as they are due; MINUS

                                 - any amounts withdrawn from the fixed account
                                   to pay for partial withdrawals; MINUS

                                 - any amounts transferred from the fixed
                                   account to a subaccount (including any
                                   transfer fees).

LIFE INSURANCE BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our home office satisfactory proof of the insured's death, written direction on how to pay the life insurance benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   MINUS

                                 - any monthly deductions due during the late
                                   period (if applicable); MINUS

                                 - any outstanding indebtedness or due and
                                   unpaid charges; PLUS

                                 - any additional insurance in force provided by
                                   rider.

     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

LIFE INSURANCE BENEFIT OPTIONS

     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value. You may choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

LIFE INSURANCE BENEFIT UNDER
OPTION 1
IS THE GREATER OF:               1. the face amount of the Policy; OR
                                 2. the applicable percentage called the
                                    "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death.

     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

     Option 1 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER
OPTION 2
IS THE GREATER OF:               1. the face amount; PLUS
                                    - the cash value on the insured's date of
                                      death; or
                                 2. the limitation percentage; MULTIPLIED BY
                                    - the cash value on the insured's date of
                                      death.

     Under Option 2, the life insurance benefit always varies as the cash value varies.

     Option 2 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

LIFE INSURANCE BENEFIT UNDER
OPTION 3
IS THE GREATER OF:               1. the face amount; PLUS
                                    - cumulative premiums paid; LESS
                                    - cumulative partial withdrawals; OR
                                 2. the limitation percentage; MULTIPLIED BY
                                    - the cash value on the insured's date of
                                      death.

     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

     Option 3 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

                                 *     *     *

     The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS

     To qualify the Policy as life insurance under the Code, owners may choose between two Life Insurance Benefit Compliance Tests -- either the Guideline Premium Test or the Cash Value Accumulation Test. An owner may not change tests. Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

             LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST

 INSURED'S                    INSURED'S                    INSURED'S
ATTAINED AGE                 ATTAINED AGE                 ATTAINED AGE
 ON POLICY      LIMITATION    ON POLICY      LIMITATION    ON POLICY      LIMITATION
ANNIVERSARY     PERCENTAGE   ANNIVERSARY     PERCENTAGE   ANNIVERSARY     PERCENTAGE
------------    ----------   ------------    ----------   ------------    ----------
    0-40           250            59            134            78            105
     41            243            60            130            79            105
     42            236            61            128            80            105
     43            229            62            126            81            105
     44            222            63            124            82            105
     45            215            64            122            83            105
     46            209            65            120            84            105
     47            203            66            119            85            105
     48            197            67            118            86            105
     49            191            68            117            87            105
     50            185            69            116            88            105
     51            178            70            115            89            105
     52            171            71            113            90            105
     53            164            72            111            91            104
     54            157            73            109            92            103
     55            150            74            107            93            102
     56            146            75            105          94-99           101
     57            142            76            105         100 and          100
     58            138            77            105          older

          LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST

 INSURED'S      LIMITATION      INSURED'S      LIMITATION      INSURED'S      LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------    ON POLICY     -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE
------------   ----   ------   ------------   ----   ------   ------------   ----   ------
     20        631     751          47        267     312          74        137     148
     21        612     727          48        259     303          75        135     145
     22        595     704          49        251     294          76        133     142
     23        577     681          50        244     285          77        131     139
     24        560     659          51        237     276          78        129     136
     25        542     638          52        230     268          79        127     134
     26        526     617          53        224     261          80        125     131
     27        509     597          54        218     253          81        124     129
     28        493     578          55        212     246          82        122     127
     29        477     559          56        206     239          83        121     125
     30        462     541          57        201     232          84        119     123
     31        447     523          58        195     226          85        118     121
     32        432     506          59        190     219          86        117     119
     33        418     489          60        186     213          87        116     118
     34        404     473          61        181     207          88        115     117
     35        391     458          62        177     201          89        114     115
     36        379     443          63        172     196          90        113     114
     37        366     428          64        168     191          91        112     113
     38        355     414          65        164     186          92        111     111
     39        343     401          66        161     181          93        110     110
     40        332     388          67        157     176          94        109     109
     41        322     376          68        154     172          95        107     108
     42        312     364          69        151     167          96        106     106
     43        302     353          70        148     163          97        105     105
     44        293     342          71        145     159          98        103     103
     45        284     332          72        142     155          99        102     102
     46        275     322          73        140     152         100        100     100

     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

     Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
(CVAT)".

     You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

CHOOSING A LIFE INSURANCE BENEFIT OPTION


     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your policy will be issued with Option 1 if no life insurance benefit option is designated on the application.


     Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION

     After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below). We will notify you of the new face amount.

     - You may not change between Options 2 and 3.

     - You must send your written request to our home office.

     - We may require proof of insurability.

     - The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

CHANGING THE FACE AMOUNT

     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE
FACE
AMOUNT:                          - You must send your written request to our
                                   home office.

                                 - You may not decrease your face amount lower
                                   than $1,000.

                                 - You may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A decrease in face amount will take effect on
                                   the monthly deduction day on or immediately following our receipt of your written request.

INCREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.

CONDITIONS FOR INCREASING THE
FACE
AMOUNT:                          - You must submit a written application to our
                                   home office.

                                 - You must submit additional evidence of
                                   insurability as requested.

                                 - We reserve the right to decline any increase
                                   request.

                                 - You do not need to increase your premium, but
                                   there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

                                 - An increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request.

                                 - The two year period in the incontestability
                                   and suicide exclusion provision will each start on the date such increase takes effect.

                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS

     We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option.

SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS


     You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits) we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.


PARTIAL WITHDRAWALS

     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

CONDITIONS FOR PARTIAL WITHDRAWALS:

     - You must send your written partial withdrawal request with an original signature to our home office.

     - The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining amount in each subaccount or the fixed account from which the partial withdrawal is made.

     - There is no limit to the number of partial withdrawals per Policy year.

     - The partial withdrawal will be deducted from each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

     - You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

     - We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our home office.

     - We will deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

     - You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.


     - A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations".


     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL


     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan. See "Federal Income Tax Considerations".


CONDITIONS FOR POLICY LOANS:

     - We may require you to borrow at least $500.

     - The maximum amount you may borrow is 90% of the net cash value.

     - Outstanding loans have priority over the claims of any assignee or other person.

     - The loan may be repaid totally or in part.

     When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request at our home office. We may postpone payment of loans under certain conditions.

     You may also fax your loan request to us at 319-369-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

  INTEREST RATE CHARGED

     We currently charge an annual interest rate on Policy loans of 2.67% in Policy years 1-17, 2.25% in Policy years 18-30, and 2.15% in Policy years 31+ (4.00% maximum guaranteed). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

     - We will give notice of any change in the annual interest rate within 30 days of the change.

  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

  MAXIMUM LOAN ACCOUNT INTEREST RATE

     The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS

     You may repay indebtedness at any time. Payments must be sent to our home office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS LOAN REPAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A PREMIUM PAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS

     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.

     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT

     At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

     - submit a written application for reinstatement to our home office;

     - provide evidence of insurability that is satisfactory to us;

     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     - either reinstate or repay any unpaid loan.

     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:

     - the end of the late period;

     - the date the insured dies; or

     - the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether Policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

     In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 17th Policy year are less clear, and a tax advisor should be consulted about such loans.

     Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     CONTINUATION BEYOND AGE 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.


     SECTION 1035 EXCHANGES. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued, if you exchange your Policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.


     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses, and the IRS has issued guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

     ALTERNATIVE MINIMUM TAX. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

     OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


     ESTATE, GIFT AND GENERATION -- SKIPPING TRANSFER TAXES. When the insured dies, the death proceeds will generally be includable in the owner's estate for purposes of federal estate tax if the insured owned the policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner's estate upon the owner's death. The Policy would not be includable in the insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.



     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.


     Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.


     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

     Possible Charges for Transamerica Life's Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death at our home office. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     - the SEC permits, by an order, the postponement for the protection of policyowners; OR

     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

     Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policyowner or the insured and the Policy to government agencies and departments.

SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TERM INSURANCE RIDER

     The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE RIDER:              -    The rider increases the Policy's life insurance
                                                    benefit.
                                               -    The rider may be purchased at the time of application
                                                    or after the Policy is issued.
                                               -    The term insurance rider terminates at age 100.
                                               -    You may reduce or cancel coverage under the term
                                                    insurance rider separately from reducing the face
                                                    amount of the Policy.
                                               -    The face amount of the Policy may be decreased,
                                                    subject to certain minimums, without reducing the
                                                    coverage under the term insurance rider.

EXPERIENCE CREDITS RIDER

     Under the experience credits rider, certain Policies with the same owner, that we determine satisfy our guidelines, will be eligible for experience credits.


FEATURES OF EXPERIENCE CREDITS RIDER:          -    Overall policy costs may be less over time if
                                                    experience credits are paid.
                                               -    The amount of the experience credit, if any, will be
                                                    allocated pro rata to the subaccounts or in some
                                                    other manner as agreed to by us.


     We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES

     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. We have entered into a principal underwriting agreement with our affiliate, AFSG, for the distribution and sale of the Policies. We reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to AFSG and pays the cost of AFSG's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

     COMPENSATION TO BROKER-DEALERS SELLING THE POLICIES. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the Policies. We pay commissions through AFSG to the selling firms for their sales of the Policies.

     A limited number of broker-dealers may also be paid to "wholesale" the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.

     The selling firms who have selling agreements with us and AFSG are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:

     - 20% of all premiums paid up to target premium in the first Policy year; PLUS

     - 2.6% of all premiums paid in excess of target premium in first Policy year; PLUS

     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS

     - 2.6% of all premiums paid in excess of target premium in years 2 through 4; PLUS

     - 3.2% of all premiums paid up to target premium in years 5 through 7; PLUS

     - 2.6% of all premiums paid in excess of target premium in years 5 through 7; PLUS

     - 2.4% of all premiums paid in years 8+.

     We will pay an additional trail commission of 0.10% on the account value in years 2 through 20 and 0.05% in all subsequent Policy years in which such policies are in force at the end of the year.

     The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR SALES REPRESENTATIVE FOR

FURTHER INFORMATION ABOUT WHAT YOUR SALES REPRESENTATIVE AND THE SELLING FIRM FOR WHICH HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A POLICY.

     Flat fees may also be paid to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING FIRMS. In exchange for providing us with access to their distribution network, certain selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.

     Commissions and other incentives or payments described above are not charged directly to Policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

     You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our home office for more specific information.

LEGAL PROCEEDINGS

     Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Transamerica Life's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

     The financial statements of Transamerica Life and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................
The Policy - General Provisions.............................
  Entire Contract...........................................
  Information in the Application for this Policy............
  Ownership Rights..........................................
     Changing the Owner.....................................
     Choosing the Beneficiary...............................
     Changing the Beneficiary...............................
     Assigning the Policy...................................
     Exchanging the Policy..................................
  Selecting the Tax Test....................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Sex................................
  Modifying the Policy......................................
  Addition, Deletion or Substitution of Portfolios..........
Additional Information......................................
  Settlement Options........................................
  Additional Information about Transamerica Life and the
     Separate Account.......................................
  Changes to the Separate Account...........................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Independent Registered Public Accounting Firm.............
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Transamerica Life's Published Ratings.....................
Index to Financial Statements...............................
  Transamerica Corporate Separate Account Sixteen...........
  Transamerica Life Insurance Company.......................

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

account(s) -- The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit -- These are the accounting units used to calculate the values under this Policy.

age -- The issue age plus the number of completed Policy years since the effective date.

beneficiary -- The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

cash value -- After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction day.

Code -- The Internal Revenue Code of 1986, as amended.

effective date -- The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount -- The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account -- An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period -- The 10-day (or longer, if required by state law) period following delivery in which the Policy can be returned to us.


general account -- The assets of the company other than those allocated to the separate account or any other separate account established by the company.


guideline premium -- The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office -- Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday -- Friday from 8:00 a.m. -- 4:30 p.m. Central Standard Time.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person upon whose life the Policy is issued.

issue age -- The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit -- The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option -- One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.


loan account -- A portion of the company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.


loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value -- After the first Policy year, the loan value on any given date is equal to 90% of the nest cash value on that date.

monthly deduction charges -- Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy specifications page.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value -- The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium -- The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.

partial withdrawal -- An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load -- The percent shown on the Policy specifications page deducted from each premium paid.

planned premium -- The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary -- The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month -- A one-month period beginning on the monthly deduction day.

Policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

policyowner (owner, you, your) -- The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio (s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.


separate account -- One or more investment accounts established by the company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A sub-division of the separate account. Each subaccount invests in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value -- The cash value in a subaccount.

target premium -- Amount of premium used to determine the percent of premium loads.

transfer -- A transfer of amounts between subaccounts of the separate account or the fixed account.


transfer charge -- The company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.


valuation day -- Each day on which the New York Stock Exchange is open for regular trading.

valuation period -- The period from the close of the immediately preceding valuation day to the close of the current valuation day.


we, us, company, our -- Transamerica Life Insurance Company ("Transamerica
Life").


written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2005. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


INQUIRIES

     To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

     Transamerica Life Insurance Company
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461
     Facsimile: 1-319-369-2378
     (Monday - Friday from 8:00 a.m. - 4:30 p.m. Central time)

     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.

     AFSG serves as the principal underwriter for the Policies. More information about AFSG is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

SEC File No. 333-109579/811-21440

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                     MAY 1, 2006

                                   ADVANTAGE X
                                 ISSUED THROUGH
                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                               4333 EDGEWOOD RD NE
                                  MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-398-8572


This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company ("Transamerica Life"), a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated May 1, 2006, by calling 1-888-804-8461 or 1-319-398-8572 (Monday - Friday from 8:00 a.m. - 4:30 p.m.
CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY AND TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN.

TABLE OF CONTENTS

Glossary......................................................................
The Policy - General Provisions ..............................................
   Entire Contract............................................................
   Information in the Application for this Policy.............................
   Ownership Rights...........................................................
      Changing the Owner......................................................
      Choosing the Beneficiary................................................
      Changing the Beneficiary................................................
      Assigning the Policy....................................................
      Exchanging the Policy
   Selecting the Tax Test.....................................................
   Our Right to Contest the Policy............................................
   Suicide Exclusion..........................................................
   Misstatement of Age or Sex.................................................
   Modifying the Policy.......................................................
   Addition, Deletion or Substitution of Portfolios...........................
Additional Information........................................................
   Settlement Options.........................................................
   Additional Information about Transamerica Life and the Separate Account....
   Changes to the Separate Account............................................
   Potential Conflicts of Interest............................................
   Legal Matters..............................................................
   Variations in Policy Provisions............................................
   Personalized Illustrations of Policy Benefits..............................
   Sale of the Policies.......................................................
   Reports to Owners..........................................................
   Claims of Creditors........................................................
   Records....................................................................
   Additional Information.....................................................
   Independent Registered Public Accounting Firm..............................
   Financial Statements.......................................................
Underwriting..................................................................
   Underwriting Standards.....................................................

Performance Data..............................................................

   Performance Data in Advertising Sales Literature...........................
   Transamerica Life's Published Ratings......................................
Index to Financial Statements................................................
   Transamerica Corporate Separate Account Sixteen............................
   Transamerica Life Insurance Company........................................

GLOSSARY

account(s) - The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit - These are the accounting units used to calculate the values under this Policy.

age - The issue age plus the number of completed Policy years since the effective date.

beneficiary - The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

cash value - After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction day.

Code - The Internal Revenue Code of 1986, as amended.

effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined. This date is shown on the Policy specifications page.

face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account - An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

general account - The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office - Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person upon whose life the Policy is issued.

issue age - The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

monthly deduction - Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy specifications page.

monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

1940 Act - The Investment Company Act of 1940, as amended.

partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month - A one-month period beginning on the monthly deduction day.

Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

policyowner (owner, you, your) - The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio(s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - One or more investment accounts established by the Company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A sub-division of the separate account. Each subaccount invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value - The cash value in a subaccount.

target premium - Amount of premium used to determine the percent of premium loads.

transfer - A transfer of amounts between subaccounts of the separate account or the fixed account.

we, us, company, our - Transamerica Life Insurance Company ("Transamerica
Life").


written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

ENTIRE CONTRACT

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our home office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

-     Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our home office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our home office any time while the insured is alive and the Policy is in force.

- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

- We are not liable for any payments we made before we received the written notice at our home office.

ASSIGNING THE POLICY

-     The owner may assign Policy rights while the insured is alive.

-     The owner retains any ownership rights that are not assigned.

-     We must receive written notice of the assignment at our home office.

- Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

-     An assignment is subject to any loan amount.

- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-     We are not:

      - bound by any assignment unless we receive a written notice of the assignment at our home office;

      -     responsible for the validity of any assignment;

      - liable for any payment we made before we received written notice of the assignment at our home office; or

      - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

EXCHANGING THE POLICY

- Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

-     In order to exchange this Policy, we will require:

      -     that this Policy be in effect on the date of the exchange;

      -     repayment of any unpaid loan;

      - an adjustment, if any, for premiums and cash values of this and the new policy.

-     The date of exchange will be the later of:

      - the date you send this Policy along with a signed written request for an exchange;

      - the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.

- The date of the exchanged policy will be the same as the date of the original Policy.

- The benefits of the new policy will not reflect the investment experience of the separate account.

- The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.

- The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

- All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

-     An exchange may have tax consequences.

SELECTING THE TAX TEST

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two year contestable period will be measured from the date this corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.

ADDITION, DELETION OR SUBSTITUTION OF PORTFOLIOS

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.

ADDITIONAL INFORMATION

SETTLEMENT OPTIONS

When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

      - the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

      -     the interest rate we credit on those amounts;

      -     the mortality tables we use; and

      -     the specific payment option(s) you choose.

If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months. We will stop making payments once we have made all the payments for the period selected.

If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.

Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%. The payee will receive the greater of:

      1. The income rates in effect for us at the time the income payments are made; or

      2.    The following income rates as guaranteed in the Policy.

                     MONTHLY
         FIXED     INSTALLMENT
         PERIOD        PER
      (IN MONTHS)   $1,000.00
      -----------   ---------
           60        $17.49

          120         9.18

          180         6.42

          240         5.04

          300         4.22

          360         3.68

ADDITIONAL INFORMATION ABOUT TRANSAMERICA LIFE AND THE SEPARATE ACCOUNT


Transamerica Life is a stock life insurance company that is wholly-owned by Transamerica Occidental Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Transamerica Life's home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.


Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

      - Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

      -     Add new portfolios or remove existing portfolios;

      - Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

      - Close subaccounts to allocations of new premiums by existing or new policyowners at any time at our discretion;

      - Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

      - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

      - Combine the separate account with other separate accounts and/or create new separate accounts;

      - Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

      - Manage the separate account under the direction of a committee at any time;

      - Make any changes required by the 1940 Act or other applicable law or regulation; and

      - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS


Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for variable life insurance policies, variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions of use on the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.


The illustrations also will reflect the average portfolio expenses for 2005. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

AFSG serves as principal underwriter for the Policies. AFSG's home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. AFSG is an affiliate of Transamerica Life, the distributor for the Policies, and, like Transamerica Life, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. AFSG is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with AFSG. AFSG compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.


During fiscal years 2005 and 2004, the amounts paid to AFSG in connection with all Policies sold through the separate account were $2,271,392.25 and $3,595,963.83, respectively. AFSG passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to AFSG and pays for AFSG's operating and other expenses, including overhead, legal and accounting fees.


We and/or AFSG may pay certain selling firms additional cash amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or AFSG may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

   -  the current cash value               -  any activity since the last report
   -  the current net cash value           -  the current subaccount values and
   -  the current life insurance benefit      loan account value
   -  the current loan amount              -  current net premium allocations
                                           -  any other information required by
                                              law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account and the fixed account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of the separate account at December 31, 2005 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica Life at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


The separate account's financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States). The company's financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).


Transamerica Life's financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


Transamerica Life's financial statements and schedules at December 31, 2005, 2004 and 2003 and for each of the three years in the period ended December 31, 2005, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


UNDERWRITING

UNDERWRITING STANDARDS

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date and rate class. We currently place insureds into the following rate classes:

      -     Medical issue;

      -     Simplified issue;

      -     Guaranteed Issue;

      -     Non-tobacco use;

      -     Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.


PERFORMANCE DATA


PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:

-     other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

      - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks or other widely recognized indices;

      - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

-     other types of investments, such as:

      -     certificates of deposit;

      -     savings accounts and U.S. Treasuries;

      - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

      - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

TRANSAMERICA LIFE'S PUBLISHED RATINGS

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios or to their performance.

INDEX TO FINANCIAL STATEMENTS

TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to the Financial Statements


TRANSAMERICA LIFE INSURANCE COMPANY


Report of Independent Registered Public Accounting Firm, dated February 17, 2006


AUDITED FINANCIAL STATEMENTS

Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis

Statements of Cash Flow - Statutory Basis

Notes to Financial Statements - Statutory-Basis

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

Summary of Investments - Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

                              FINANCIAL STATEMENTS

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          YEAR ENDED DECEMBER 31, 2005

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2005

                                    CONTENTS

Report of Independent Registered Public Accounting Firm...................     1
Financial Statements
Statements of Assets and Liabilities......................................     2
Statements of Operations..................................................    11
Statements of Changes in Net Assets.......................................    23
Notes to Financial Statements.............................................    49

             Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners
Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Transamerica Corporate Separate Account Sixteen (comprised of Balanced, Contrafund(R), Growth Opportunities, Growth, High Income, AIM V.I. - Dynamics, AIM V.I. - Financial Services, AIM V.I. - Health Sciences, AIM V.I. - Technology, Forty, Flexible Bond, Large Cap Growth, International Growth, Mid Cap Growth, Worldwide Growth, U.S. Mid Cap Value, All Asset, Real Return, Short-Term, StocksPLUS Growth and Income, Total Return, Royce Micro-Cap, Royce Small-Cap, Scudder VIT EAFE(R) Equity Index, Scudder VIT Small Cap Index, T. Rowe Price Mid-Cap Growth, T. Rowe Price New America Growth, T. Rowe Price International Stock, Vanguard VIF Balanced, Vanguard VIF Capital Growth, Vanguard VIF Diversified Value, Vanguard VIF Equity Index, Vanguard VIF Growth, Vanguard VIF High Yield Bond, Vanguard VIF International, Vanguard VIF Mid-Cap Index, Vanguard VIF Money Market, Vanguard VIF REIT Index, Vanguard VIF Short-Term Investment Grade, Vanguard VIF Small Company Growth, Vanguard VIF Total Bond Market Index, Vanguard VIF Total Stock Market Index, Van Eck Worldwide Absolute Return, Global Small Capitalization, Growth, International, New World, First Eagle Overseas, Third Avenue Value, and Mid Cap subaccounts), as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the mutual funds' transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Corporate Separate Account Sixteen at December 31, 2005, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Des Moines, Iowa
February 3, 2006

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                                                    GROWTH                                  AIM V.I. -
                                    BALANCED    CONTRAFUND(R)   OPPORTUNITIES      GROWTH     HIGH INCOME    DYNAMICS
                                   SUBACCOUNT    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                  -----------   -------------   -------------   -----------   -----------   ----------
ASSETS
   Investment in securities:
      Number of shares             27,861.599     44,397.575       1,491.694     15,105.020    23,280.379      346.739
                                  ===========    ===========      ==========    ===========   ===========    =========
      Cost                        $   385,262    $ 1,216,529      $   26,183    $   482,298   $   155,857    $   4,875
                                  ===========    ===========      ==========    ===========   ===========    =========
   Investments in mutual funds,
      at net asset value          $   411,794    $ 1,377,657      $   25,866    $   509,039   $   143,640    $   5,121
   Receivable for units sold               --             --              --             --            --           --
                                  -----------    -----------      ----------    -----------   -----------    ---------
Total assets                          411,794      1,377,657          25,866        509,039       143,640        5,121
                                  -----------    -----------      ----------    -----------   -----------    ---------

LIABILITIES
    Payable for units redeemed             --             --              --             --            --           --
                                  -----------    -----------      ----------    -----------   -----------    ---------
                                  $   411,794    $ 1,377,657      $   25,866    $   509,039   $   143,640    $   5,121
                                  ===========    ===========      ==========    ===========   ===========    =========

NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $   411,794    $ 1,377,657      $   25,866    $   509,039   $   143,640    $   5,121
                                  -----------    -----------      ----------    -----------   -----------    ---------
Total net assets                  $   411,794    $ 1,377,657      $   25,866    $   509,039   $   143,640    $   5,121
                                  ===========    ===========      ==========    ===========   ===========    =========

Accumulation units outstanding        360,637        981,852          21,352        446,822       126,702        3,932
                                  ===========    ===========      ==========    ===========   ===========    =========
Accumulation unit value           $  1.141851    $  1.403121      $ 1.211421    $  1.139243   $  1.133681    $1.302452
                                  ===========    ===========      ==========    ===========   ===========    =========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                  AIM V.I. -   AIM V.I. -
                                   FINANCIAL     HEALTH     AIM V.I. -                   FLEXIBLE     LARGE CAP
                                   SERVICES     SCIENCES    TECHNOLOGY      FORTY          BOND        GROWTH
                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                  ----------   ----------   ----------   -----------   -----------   ----------
ASSETS
   Investment in securities:
      Number of shares                 9.303      426.558    1,026.504    11,461.448    11,842.024      295.268
                                   =========    =========   ==========   ===========   ===========    =========
      Cost                         $     144    $   8,703   $   13,196   $   290,853   $   141,981    $   6,206
                                   =========    =========   ==========   ===========   ===========    =========
   Investments in mutual funds,
      at net asset value           $     142    $   8,719   $   13,026   $   317,253   $   134,525    $   6,159
   Receivable for units sold              --           --           --            --             1           --
                                   ---------    ---------   ----------   -----------   -----------    ---------
Total assets                             142        8,719       13,026       317,253       134,526        6,159
                                   ---------    ---------   ----------   -----------   -----------    ---------

LIABILITIES
   Payable for units redeemed             --           --           --            --            --           --
                                   ---------    ---------   ----------   -----------   -----------    ---------
                                   $     142    $   8,719   $   13,026   $   317,253   $   134,526    $   6,159
                                   =========    =========   ==========   ===========   ===========    =========

NET ASSETS:
   Deferred annuity contracts
      terminable by owners         $     142    $   8,719   $   13,026   $   317,253   $   134,526    $   6,159
                                   ---------    ---------   ----------   -----------   -----------    ---------
Total net assets                   $     142    $   8,719   $   13,026   $   317,253   $   134,526    $   6,159
                                   =========    =========   ==========   ===========   ===========    =========

Accumulation units outstanding           118        7,230       11,692       226,093       126,351        5,479
                                   =========    =========   ==========   ===========   ===========    =========
Accumulation unit value            $1.201523    $1.205894   $ 1.114136   $  1.403196   $  1.064698    $1.124207
                                   =========    =========   ==========   ===========   ===========    =========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                  INTERNATIONAL     MID CAP     WORLDWIDE    U.S. MID
                                      GROWTH        GROWTH       GROWTH      CAP VALUE    ALL ASSET   REAL RETURN
                                    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                  -------------   ----------   ----------   ----------   ----------   -----------
ASSETS
   Investment in securities:
      Number of shares               7,810.368     5,060.275       32.933       53.476       75.439    21,102.616
                                    ==========    ==========    =========    =========    =========   ===========
      Cost                          $  214,277    $  130,952    $     914    $     997    $     896   $   271,924
                                    ==========    ==========    =========    =========    =========   ===========
   Investments in mutual funds,
      at net asset value            $  277,502    $  146,849    $     921    $   1,003    $     891   $   267,792
   Receivable for units sold                 1            --           --           --           --            18
                                    ----------    ----------    ---------    ---------    ---------   -----------
Total assets                           277,503       146,849          921        1,003          891       267,810
                                    ----------    ----------    ---------    ---------    ---------   -----------

LIABILITIES
   Payable for units redeemed               --            --           --           --           --            --
                                    ----------    ----------    ---------    ---------    ---------   -----------
                                    $  277,503    $  146,849    $     921    $   1,003    $     891   $   267,810
                                    ==========    ==========    =========    =========    =========   ===========

NET ASSETS:
   Deferred annuity contracts
      terminable by owners          $  277,503    $  146,849    $     921    $   1,003    $     891   $   267,810
                                    ----------    ----------    ---------    ---------    ---------   -----------
Total net assets                    $  277,503    $  146,849    $     921    $   1,003    $     891   $   267,810
                                    ==========    ==========    =========    =========    =========   ===========
Accumulation units outstanding         171,031       104,242          803          748          742       240,396
                                    ==========    ==========    =========    =========    =========   ===========
Accumulation unit value             $ 1.622524    $ 1.408733    $1.146646    $1.341232    $1.199981   $  1.114038
                                    ==========    ==========    =========    =========    =========   ===========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                                 STOCKSPLUS
                                                 GROWTH AND      TOTAL         ROYCE         ROYCE
                                   SHORT-TERM      INCOME        RETURN      MICRO-CAP     SMALL-CAP
                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                  -----------   -----------   -----------   -----------   -----------
ASSETS
   Investment in securities:
      Number of shares             29,174.454    57,819.805    56,826.262    79,355.313    62,846.293
                                  ===========   ===========   ===========   ===========   ===========
      Cost                        $   293,713   $   591,288   $   595,946   $   912,400   $   568,697
                                  ===========   ===========   ===========   ===========   ===========
   Investments in mutual funds,
      at net asset value          $   293,203   $   593,809   $   581,901   $   997,496   $   607,724
   Receivable for units sold                8            --            56        (5,676)           --
                                  -----------   -----------   -----------   -----------   -----------
Total assets                          293,211       593,809       581,957       991,820       607,724
                                  -----------   -----------   -----------   -----------   -----------
LIABILITIES
   Payable for units redeemed              --             2            --         5,676             7
                                  -----------   -----------   -----------   -----------   -----------
                                  $   293,211   $   593,807   $   581,957   $   986,144   $   607,717
                                  ===========   ===========   ===========   ===========   ===========
NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $   293,211   $   593,807   $   581,957   $   991,820   $   607,717
                                  -----------   -----------   -----------   -----------   -----------
Total net assets                  $   293,211   $   593,807   $   581,957   $   991,820   $   607,717
                                  ===========   ===========   ===========   ===========   ===========
Accumulation units outstanding        281,040       495,847       538,323       754,372       435,029
                                  ===========   ===========   ===========   ===========   ===========
Accumulation unit value           $  1.043307   $  1.197559   $  1.081056   $  1.314762   $  1.396958
                                  ===========   ===========   ===========   ===========   ===========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                                                T. ROWE       T. ROWE      T. ROWE       T. ROWE
                                    SCUDDER       T. ROWE        PRICE         PRICE      PRICE NEW       PRICE
                                   VIT SMALL     PRICE BLUE      EQUITY       MID-CAP      AMERICA    INTERNATIONAL
                                   CAP INDEX    CHIP GROWTH      INCOME       GROWTH       GROWTH         STOCK
                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                  -----------   -----------   -----------   ----------   ----------   -------------
ASSETS
   Investment in securities:
      Number of shares             60,797.411    38,521.287    49,974.483        0.005       23.577     42,191.767
                                  ===========   ===========   ===========    =========    =========    ===========
      Cost                        $   846,220   $   347,792   $ 1,115,678    $      --    $     483    $   566,819
                                  ===========   ===========   ===========    =========    =========    ===========
   Investments in mutual funds,
      at net asset value          $   875,483   $   370,575   $ 1,088,944    $      --    $     479    $   645,956
   Receivable for units sold               --            --             2           --           --              1
                                  -----------   -----------   -----------    ---------    ---------    -----------
Total assets                          875,483       370,575     1,088,946           --          479        645,957
                                  -----------   -----------   -----------    ---------    ---------    -----------
LIABILITIES
   Payable for units redeemed               3            --            --           --           --             --
                                  -----------   -----------   -----------    ---------    ---------    -----------
                                  $   875,480   $   370,575   $ 1,088,946    $      --    $     479    $   645,957
                                  ===========   ===========   ===========    =========    =========    ===========
NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $   875,480   $   370,575   $ 1,088,946    $      --    $     479    $   645,957
                                  -----------   -----------   -----------    ---------    ---------    -----------
Total net assets                  $   875,480   $   370,575   $ 1,088,946    $      --    $     479    $   645,957
                                  ===========   ===========   ===========    =========    =========    ===========
Accumulation units outstanding        684,542       309,605       870,307            0          398        466,771
                                  ===========   ===========   ===========    =========    =========    ===========
Accumulation unit value           $  1.278928   $  1.196928   $  1.251220    $1.402196    $1.202988    $  1.383886
                                  ===========   ===========   ===========    =========    =========    ===========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                    VANGUARD      VANGUARD    VANGUARD VIF    VANGUARD
                                      VIF       VIF CAPITAL    DIVERSIFIED   VIF EQUITY   VANGUARD VIF    VANGUARD
                                    BALANCED       GROWTH         VALUE        INCOME     EQUITY INDEX   VIF GROWTH
                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                  -----------   -----------   ------------   ----------   ------------   ----------
ASSETS
   Investment in securities:
      Number of shares             82,926.601    89,050.763    107,212.536        0.007    116,158.868    5,122.918
                                  ===========   ===========   ============    =========   ============   ==========
      Cost                        $ 1,525,500   $ 1,315,174   $  1,476,647    $      --   $  3,203,812   $   60,704
                                  ===========   ===========   ============    =========   ============   ==========
   Investments in mutual funds,
      at net asset value          $ 1,578,922   $ 1,425,703   $  1,540,644    $      --   $  3,237,348   $   66,342
   Receivable for units sold                4            --             --           --             --           --
                                  -----------   -----------   ------------    ---------   ------------   ----------
Total assets                        1,578,926     1,425,703      1,540,644           --      3,237,348       66,342
                                  -----------   -----------   ------------    ---------   ------------   ----------
LIABILITIES
   Payable for units redeemed              --             4             --           --             10           --
                                  -----------   -----------   ------------    ---------   ------------   ----------
                                  $ 1,578,926   $ 1,425,699   $  1,540,644    $      --   $  3,237,338   $   66,342
                                  ===========   ===========   ============    =========   ============   ==========
NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $ 1,578,926   $ 1,425,699   $  1,540,644    $      --   $  3,237,338   $   66,342
                                  -----------   -----------   ------------    ---------   ------------   ----------
Total net assets                  $ 1,578,926   $ 1,425,699   $  1,540,644    $      --   $  3,237,338   $   66,342
                                  ===========   ===========   ============    =========   ============   ==========
Accumulation units outstanding      1,293,263     1,088,027      1,134,520           --      2,676,791       53,246
                                  ===========   ===========   ============    =========   ============   ==========
Accumulation unit value           $  1.220885   $  1.310353   $   1.357970    $1.236950   $   1.209410   $ 1.245944
                                  ===========   ===========   ============    =========   ============   ==========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                                                                                                 VANGUARD VIF
                                  VANGUARD VIF                                                                    SHORT-TERM
                                  HIGH YIELD      VANGUARD VIF    VANGUARD VIF    VANGUARD VIF    VANGUARD VIF    INVESTMENT
                                     BOND        INTERNATIONAL   MID-CAP INDEX    MONEY MARKET     REIT INDEX        GRADE
                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                  ------------   -------------   -------------   --------------   ------------   ------------
Assets
   Investment in securities:
      Number of shares              18,223.657     89,170.283      128,848.289    8,851,679.020     18,855.754     30,242.702
                                   ===========    ===========     ============   ==============    ===========    ===========
      Cost                         $   159,056    $ 1,380,100     $  2,185,473   $    8,851,681    $   340,695    $   317,528
                                   ===========    ===========     ============   ==============    ===========    ===========
   Investments in mutual funds,
      at net asset value           $   156,541    $ 1,548,888     $  2,364,366   $    8,851,679    $   382,018    $   317,851
   Receivable for units sold                --             --               --               82             --              1
                                   -----------    -----------     ------------   --------------    -----------    -----------
Total assets                           156,541      1,548,888        2,364,366        8,851,761        382,018        317,852
                                   -----------    -----------     ------------   --------------    -----------    -----------

LIABILITIES
   Payable for units redeemed                1             --                3               --              1             --
                                   -----------    -----------     ------------   --------------    -----------    -----------
                                   $   156,540    $ 1,548,888     $  2,364,363   $    8,851,761    $   382,017    $   317,852
                                   ===========    ===========     ============   ==============    ===========    ===========

NET ASSETS:
   Deferred annuity contracts
      terminable by owners         $   156,540    $ 1,548,888     $  2,364,363   $    8,851,761    $   382,017    $   317,852
                                   -----------    -----------     ------------   --------------    -----------    -----------
Total net assets                   $   156,540    $ 1,548,888     $  2,364,363   $    8,851,761    $   382,017    $   317,852
                                   ===========    ===========     ============   ==============    ===========    ===========
Accumulation units outstanding         139,440      1,072,613        1,659,721        8,466,834        257,176        304,003
                                   ===========    ===========     ============   ==============    ===========    ===========
Accumulation unit value            $  1.122631    $  1.444032     $   1.424554   $     1.045463    $  1.485428    $  1.045555
                                   ===========    ===========     ============   ==============    ===========    ===========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                  VANGUARD VIF                                   VAN ECK
                                     SMALL       VANGUARD VIF   VANGUARD VIF    WORLDWIDE
                                    COMPANY       TOTAL BOND     TOTAL STOCK    ABSOLUTE     GLOBAL SMALL
                                     GROWTH      MARKET INDEX   MARKET INDEX     RETURN     CAPITALIZATION     GROWTH
                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                  ------------   ------------   ------------   ----------   --------------   ----------
Assets
   Investment in securities:
      Number of shares              35,224.667    230,001.526     3,225.761        14.473        173.501         87.904
                                   ===========   ============    ==========     =========      =========      =========
      Cost                         $   648,174   $  2,597,965    $   91,612     $     143      $   3,554      $   5,164
                                   ===========   ============    ==========     =========      =========      =========
   Investments in mutual funds,
      at net asset value           $   690,756   $  2,578,317    $   95,192     $     143      $   3,664      $   5,185
   Receivable for units sold                --              2           317            --             --             --
                                   -----------   ------------    ----------     ---------      ---------      ---------
Total assets                           690,756      2,578,319        95,509           143          3,664          5,185
                                   -----------   ------------    ----------     ---------      ---------      ---------

LIABILITIES
   Payable for units redeemed               --             --            --            --             --             --
                                   -----------   ------------    ----------     ---------      ---------      ---------
                                   $   690,756   $  2,578,319    $   95,509     $     143      $   3,664      $   5,185
                                   ===========   ============    ==========     =========      =========      =========

NET ASSETS:
   Deferred annuity contracts
      terminable by owners         $   690,756   $  2,578,319    $   95,509     $     143      $   3,664      $   5,185
                                   -----------   ------------    ----------     ---------      ---------      ---------
Total net assets                   $   690,756   $  2,578,319    $   95,509     $     143      $   3,664      $   5,185
                                   ===========   ============    ==========     =========      =========      =========
Accumulation units outstanding         537,803      2,407,970        76,840           143          2,934          4,322
                                   ===========   ============    ==========     =========      =========      =========
Accumulation unit value            $  1.284404   $   1.070744    $ 1.242958     $0.998071      $1.249102      $1.199711
                                   ===========   ============    ==========     =========      =========      =========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                                               FIRST EAGLE   THIRD AVENUE
                                  INTERNATIONAL    NEW WORLD     OVERSEAS        VALUE        MID CAP
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                  -------------   ----------   -----------   ------------   ----------
Assets
   Investment in securities:
      Number of shares               1,013.319       346.695     3,635.610     1,505.466       643.029
                                    ==========     =========    ==========    ==========     =========
      Cost                          $   18,539     $   5,602    $  110,732    $   40,435     $  21,379
                                    ==========     =========    ==========    ==========     =========
   Investments in mutual funds,
      at net asset value            $   19,172     $   5,741    $  110,777    $   41,265     $  22,577
   Receivable for units sold                --            --            --            --            --
                                    ----------     ---------    ----------    ----------     ---------
Total assets                            19,172         5,741       110,777        41,265        22,577
                                    ----------     ---------    ----------    ----------     ---------

LIABILITIES
   Payable for units redeemed               --            --            --            --            --
                                    ----------     ---------    ----------    ----------     ---------
                                    $   19,172     $   5,741    $  110,777    $   41,265     $  22,577
                                    ==========     =========    ==========    ==========     =========

NET ASSETS:
   Deferred annuity contracts
      terminable by owners          $   19,172     $   5,741    $  110,777    $   41,265     $  22,577
                                    ----------     ---------    ----------    ----------     ---------
Total net assets                    $   19,172     $   5,741    $  110,777    $   41,265     $  22,577
                                    ==========     =========    ==========    ==========     =========
Accumulation units outstanding          15,409         4,714        95,556        34,078        19,690
                                    ==========     =========    ==========    ==========     =========
Accumulation unit value             $ 1.244179     $1.217891    $ 1.159289    $ 1.210907     $1.146632
                                    ==========     =========    ==========    ==========     =========

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2005, EXCEPT AS NOTED

                                                                                      GROWTH
                                                       BALANCED    CONTRAFUND(R)   OPPORTUNITIES     GROWTH
                                                      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                      ----------   -------------   -------------   ----------
Net investment income (loss)
   Income:
      Dividends                                         $ 2,552      $  1,737          $  --        $  1,408
   Expenses:
      Administrative, mortality and
         expense risk charge                              1,851         6,768              6           2,433
                                                        -------      --------          -----        --------
Net investment income (loss)                                701        (5,031)            (6)         (1,025)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                               70           109             --              --
   Proceeds from sales                                   99,931       524,461            181         218,197
   Cost of investments sold                              95,110       438,651            182         207,434
                                                        -------      --------          -----        --------
Net realized capital gains (losses) on investments        4,891        85,919             (1)         10,763
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                    6,319        52,282             --           7,575
   End of period                                         26,532       161,128           (317)         26,741
                                                        -------      --------          -----        --------
Net change in unrealized appreciation/depreciation
   of investments                                        20,213       108,846           (317)         19,166
                                                        -------      --------          -----        --------
Net realized and unrealized capital gains (losses)
   on investments                                        25,104       194,765           (318)         29,929
                                                        -------      --------          -----        --------
Increase (decrease) in net assets from operations       $25,805      $189,734          $(324)       $ 28,904
                                                        =======      ========          =====        ========

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2005, EXCEPT AS NOTED

                                                                                 AIM V.I. -   AIM V.I. -
                                                                    AIM V.I. -    FINANCIAL     HEALTH
                                                      HIGH INCOME    DYNAMICS     SERVICES     SCIENCES
                                                       SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                      -----------   ----------   ----------   ----------
Net investment income (loss)
   Income:
      Dividends                                        $ 19,844        $ --          $ 1          $--
   Expenses:
      Administrative, mortality and
         expense risk charge                              1,138           8           --            3
                                                       --------        ----          ---          ---
Net investment income (loss)                             18,706          (8)           1           (3)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                               --          --           --           --
   Proceeds from sales                                   57,166          94            1           72
   Cost of investments sold                              58,399          90            1           72
                                                       --------        ----          ---          ---
Net realized capital gains (losses) on investments       (1,233)          4           --           --
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                    2,484          --           --           --
   End of period                                        (12,217)        246           (2)          16
                                                       --------        ----          ---          ---
Net change in unrealized appreciation/depreciation
   of investments                                       (14,701)        246           (2)          16
                                                       --------        ----          ---          ---
Net realized and unrealized capital gains (losses)
   on investments                                       (15,934)        250           (2)          16
                                                       --------        ----          ---          ---
Increase (decrease) in net assets from operations      $  2,772        $242          $(1)         $13
                                                       ========        ====          ===          ===

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2005, EXCEPT AS NOTED

                                                      AIM V.I. -                                 LARGE CAP
                                                      TECHNOLOGY      FORTY     FLEXIBLE BOND     GROWTH
                                                      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                      ----------   ----------   -------------   ----------
Net investment income (loss)
   Income:
      Dividends                                         $  --       $   604        $ 5,791       $     6
   Expenses:
      Administrative, mortality and
         expense risk charge                                4         1,274            610           153
                                                        -----       -------        -------       -------
Net investment income (loss)                               (4)         (670)         5,181          (147)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                             --            --          3,656            --
   Proceeds from sales                                    111        11,467         10,202        72,007
   Cost of investments sold                               110        10,243         10,742        71,054
                                                        -----       -------        -------       -------
Net realized capital gains (losses) on investments          1         1,224          3,116           953
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                     --           769           (706)           --
   End of period                                         (170)       26,400         (7,456)          (47)
                                                        -----       -------        -------       -------
Net change in unrealized appreciation/depreciation
   of investments                                        (170)       25,631         (6,750)          (47)
                                                        -----       -------        -------       -------
Net realized and unrealized capital gains (losses)
   on investments                                        (169)       26,855         (3,634)          906
                                                        -----       -------        -------       -------
Increase (decrease) in net assets from operations       $(173)      $26,185        $ 1,547       $   759
                                                        =====       =======        =======       =======

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2005, EXCEPT AS NOTED

                                                      INTERNATIONAL     MID CAP     WORLDWIDE    U.S. MID
                                                         GROWTH         GROWTH       GROWTH      CAP VALUE
                                                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                      -------------   ----------   ----------   ----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                          $ 2,453       $     --       $ 4          $--
   Expenses:
      Administrative, mortality and expense
         risk charge                                       1,212            623        --           --
                                                         -------       --------       ---          ---
Net investment income (loss)                               1,241           (623)        4           --

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                                --             --        --           --
   Proceeds from sales                                    27,991         42,963         8            8
   Cost of investments sold                               19,897         38,718         8            8
                                                         -------       --------       ---          ---
Net realized capital gains (losses) on investments         8,094          4,245        --           --

Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                     8,302          5,550        --           --
   End of period                                          63,225         15,897         7            6
                                                         -------       --------       ---          ---
Net change in unrealized appreciation/depreciation
   of investments                                         54,923         10,347         7            6
                                                         -------       --------       ---          ---
Net realized and unrealized capital gains (losses)
   on investments                                         63,017         14,592         7            6
                                                         -------       --------       ---          ---
Increase (decrease) in net assets from operations        $64,258       $ 13,969       $11          $ 6
                                                         =======       ========       ===          ===

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2005, EXCEPT AS NOTED

                                                                                              STOCKSPLUS
                                                                                              GROWTH AND
                                                       ALL ASSET   REAL RETURN   SHORT-TERM     INCOME
                                                      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                      ----------    ----------   ----------   ----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                        $    160     $  6,893      $  7,551    $  12,541
   Expenses:
      Administrative, mortality and expense
         risk charge                                        409        1,950         2,079        3,004
                                                       --------     --------      --------    ---------
Net investment income (loss)                               (249)       4,943         5,472        9,537

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS

Net realized capital gains (losses) on investments:
   Realized gain distributions                                2        2,892            --           --
   Proceeds from sales                                  118,111      439,696       144,599      517,404
   Cost of investments sold                             113,980      441,488       145,052      486,551
                                                       --------     --------      --------    ---------
Net realized capital gains (losses) on investments        4,133        1,100          (453)      30,853

Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                    3,204         (686)         (122)      20,071
   End of period                                             (5)      (4,132)         (510)       2,521
                                                       --------     --------      --------    ---------
Net change in unrealized appreciation/depreciation
   of investments                                        (3,209)      (3,446)         (388)     (17,550)
                                                       --------     --------      --------    ---------
Net realized and unrealized capital gains (losses)
   on investments                                           924       (2,346)         (841)      13,303
                                                       --------     --------      --------    ---------
Increase (decrease) in net assets from operations      $    675     $  2,597      $  4,631    $  22,840
                                                       ========     ========      ========    =========

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2005, EXCEPT AS NOTED

                                                                                                SCUDDER VIT
                                                                        ROYCE        ROYCE        EAFE(R)
                                                      TOTAL RETURN    MICRO-CAP    SMALL-CAP   EQUITY INDEX
                                                       SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                      ------------   ----------   ----------   -----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                         $ 14,689     $    5,186    $     --       $ 1,184
   Expenses:
      Administrative, mortality and expense
         risk charge                                       3,063         10,881       3,111           247
                                                        --------     ----------    --------       -------
Net investment income (loss)                              11,626         (5,695)     (3,111)          937

NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS

Net realized capital gains (losses) on investments:
   Realized gain distributions                             9,081         15,669       6,087            --
   Proceeds from sales                                   259,738      2,463,656     105,382        53,091
   Cost of investments sold                              257,861      2,194,728      99,792        52,110
                                                        --------     ----------    --------       -------
Net realized capital gains (losses) on investments        10,958        284,597      11,677           981

Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                     1,972        269,513         836            --
   End of period                                         (14,045)        85,096      39,027            --
                                                        --------     ----------    --------       -------
Net change in unrealized appreciation/depreciation
   of investments                                        (16,017)      (184,417)     38,191            --
                                                        --------     ----------    --------       -------
Net realized and unrealized capital gains (losses)
   on investments                                         (5,059)       100,180      49,868           981
                                                        --------     ----------    --------       -------
Increase (decrease) in net assets from operations       $  6,567     $   94,485    $ 46,757       $ 1,918
                                                        ========     ==========    ========       =======

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2005, EXCEPT AS NOTED

                                                                          T. ROWE PRICE                   T. ROWE PRICE
                                                      SCUDDER VIT SMALL      BLUE CHIP    T. ROWE PRICE      MID-CAP
                                                          CAP INDEX           GROWTH      EQUITY INCOME       GROWTH
                                                          SUBACCOUNT        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                      -----------------   -------------   -------------   -------------
Net investment income (loss)
   Income:
      Dividends                                            $  2,878          $    385       $ 14,240         $    --
   Expenses:
      Administrative, mortality and
         expenses risk charge                                 3,598             1,781          5,459             100
                                                           --------          --------       --------         -------
Net investment income (loss)                                   (720)           (1,396)         8,781            (100)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                               12,343                --         46,962              --
   Proceeds from sales                                      395,765           182,508        590,738          31,266
   Cost of investments sold                                 372,845           167,624        571,698          29,225
                                                           --------          --------       --------         -------
Net realized capital gains (losses) on investments           35,263            14,884         66,002           2,041
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                       34,612             2,025         17,504           2,420
   End of period                                             29,263            22,783        (26,734)             --
                                                           --------          --------       --------         -------
Net change in unrealized appreciation/depreciation
   of investments                                            (5,349)           20,758        (44,238)         (2,420)
                                                           --------          --------       --------         -------
Net realized and unrealized capital gains (losses)
   on investments                                            29,914            35,642         21,764            (379)
                                                           --------          --------       --------         -------
Increase (decrease) in net assets from operations          $ 29,194          $ 34,246       $ 30,545         $  (479)
                                                           ========          ========       ========         =======

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2005, EXCEPT AS NOTED

                                                      T. ROWE PRICE   T. ROWE PRICE                    VANGUARD
                                                       NEW AMERICA    INTERNATIONAL   VANGUARD VIF   VIF CAPITAL
                                                          GROWTH          STOCK          BALANCED       GROWTH
                                                        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                      -------------   -------------   ------------   -----------
Net investment income (loss)
   Income:
      Dividends                                            $--           $  9,656       $ 22,203       $  8,537
   Expenses:
      Administrative, mortality and
         expenses risk charge                               --              3,248          7,836          8,361
                                                           ---           --------       --------       --------
Net investment income (loss)                                --              6,408         14,367            176
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                              --              2,099         14,047          9,455
   Proceeds from sales                                       4            468,519        474,323        360,947
   Cost of investments sold                                  4            418,659        451,027        345,097
                                                           ---           --------       --------       --------
Net realized capital gains (losses) on investments          --             51,959         37,343         25,305
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                      --             29,303         22,978             --
   End of period                                            (4)            79,137         53,422        110,529
                                                           ---           --------       --------       --------
Net change in unrealized appreciation/depreciation
   of investments                                           (4)            49,834         30,444        110,529
                                                           ---           --------       --------       --------
Net realized and unrealized capital gains (losses)
   on investments                                           (4)           101,793         67,787        135,834
                                                           ---           --------       --------       --------
Increase (decrease) in net assets from operations          $(4)          $108,201       $ 82,154       $136,010
                                                           ===           ========       ========       ========

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2005, EXCEPT AS NOTED

                                                        VANGUARD
                                                          VIF        VANGUARD     VANGUARD
                                                      DIVERSIFIED   VIF EQUITY   VIF EQUITY   VANGUARD VIF
                                                         VALUE        INCOME        INDEX        GROWTH
                                                       SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                      -----------   ----------   ----------   ------------
Net investment income (loss)
   Income:
      Dividends                                         $  5,061     $     --    $   51,523      $  162
   Expenses:
   Administrative, mortality and
      expenses risk cahrge                                 7,325           76        20,904         238
                                                        --------     --------    ----------      ------
Net investment income (loss)                              (2,264)         (76)       30,619         (76)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                                --           --       120,564          --
   Proceeds from sales                                   294,156      139,741     1,333,179       8,841
   Cost of investments sold                              258,670      131,597     1,283,634       8,864
                                                        --------     --------    ----------      ------
Net realized capital gains (losses) on investments        35,486        8,144       170,109         (23)
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                    26,617           --        64,627          --
   End of period                                          63,997           --        33,536       5,638
                                                        --------     --------    ----------      ------
Net change in unrealized appreciation/depreciation
   of investments                                         37,380           --       (31,091)      5,638
                                                        --------     --------    ----------      ------
Net realized and unrealized capital gains (losses)
   on investments                                         72,866        8,144       139,018       5,615
                                                        --------     --------    ----------      ------
Increase (decrease) in net assets from operations       $ 70,602     $  8,068    $  169,637      $5,539
                                                        ========     ========    ==========      ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2005, EXCEPT AS NOTED

                                                       VANGUARD       VANGUARD     VANGUARD VIF     VANGUARD     VANGUARD
                                                       VIF HIGH         VIF           MID-CAP      VIF MONEY     VIF REIT
                                                      YIELD BOND   INTERNATIONAL      INDEX          MARKET       INDEX
                                                      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                      ----------   -------------   ------------   -----------   ----------
Net investment income (loss)
   Income:
      Dividends                                        $ 7,247        $  9,848       $  9,605     $   268,394   $  4,529
   Expenses:
      Administrative, mortality and
         expense risk charge                             1,033           7,828          9,236          57,251      2,699
                                                       -------        --------       --------     -----------   --------
Net investment income (loss)                             6,214           2,020            369         211,143      1,830
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                              --              --             --              --      9,996
   Proceeds from sales                                  93,750         579,542        659,254      12,892,572    339,066
   Cost of investments sold                             88,306         507,505        557,681      12,892,572    315,341
                                                       -------        --------       --------     -----------   --------
Net realized capital gains (losses) on investments       5,444          72,037        101,573              --     33,721
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                   5,861          62,293         58,619              --     41,297
   End of period                                        (2,515)        168,788        178,893              (2)    41,323
                                                       -------        --------       --------     -----------   --------
Net change in unrealized appreciation/depreciation
   of investments                                       (8,376)        106,495        120,274              (2)        26
                                                       -------        --------       --------     -----------   --------
Net realized and unrealized capital gains (losses)
   on investments                                       (2,932)        178,532        221,847              (2)    33,747
                                                       -------        --------       --------     -----------   --------
Increase (decrease) in net assets from operations      $ 3,282        $180,552       $222,216     $   211,141   $ 35,577
                                                       =======        ========       ========     ===========   ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2005, EXCEPT AS NOTED

                                                     VANGUARD VIF   VANGUARD     VANGUARD     VANGUARD     VAN ECK
                                                      SHORT-TERM    VIF SMALL   VIF TOTAL     VIF TOTAL    WORLDWIDE
                                                      INVESTMENT     COMPANY   BOND MARKET  STOCK MARKET   ABSOLUTE    GLOBAL SMALL
                                                         GRADE       GROWTH       INDEX        INDEX        RETURN    CAPITALIZATION
                                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                     ------------  ----------  -----------  ------------  ----------  --------------
Net investment income (loss)
   Income:
      Dividends                                        $  8,606     $     --    $ 50,581      $    693        $--          $ --
   Expenses:
      Administrative, mortality and
         expense risk charge                              2,263        3,768      11,924         2,153         --             1
                                                       --------     --------    --------      --------        ---          ----
Net investment income (loss)                              6,343       (3,768)     38,657        (1,460)        --            (1)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                               --       23,203       8,992         1,050         --            --
   Proceeds from sales                                  177,741      150,549     271,719       428,005          1            31
   Cost of investments sold                             177,152      146,104     270,143       403,388          1            30
                                                       --------     --------    --------      --------        ---          ----
Net realized capital gains (losses) on investments          589       27,648      10,568        25,667         --             1
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                    2,588       14,532      13,501        28,263         --            --
   End of period                                            323       42,582     (19,648)        3,580         --           110
                                                       --------     --------    --------      --------        ---          ----
Net change in unrealized appreciation/depreciation
   of investments                                        (2,265)      28,050     (33,149)      (24,683)        --           110
                                                       --------     --------    --------      --------        ---          ----
Net realized and unrealized capital gains (losses)
   on investments                                        (1,676)      55,698     (22,581)          984         --           111
                                                       --------     --------    --------      --------        ---          ----
Increase (decrease) in net assets from operations      $  4,667     $ 51,930    $ 16,076      $   (476)       $--          $110
                                                       ========     ========    ========      ========        ===          ====

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                  YEAR ENDED DECEMBER 31, 2005, EXCEPT AS NOTED

                                                                                            FIRST EAGLE  THIRD AVENUE
                                                       GROWTH    INTERNATIONAL   NEW WORLD    OVERSEAS      VALUE        MID CAP
                                                     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                     ----------  -------------  ----------  -----------  ------------  ----------
Net investment income (loss)
   Income:
      Dividends                                          $16          $166         $ --        $2,099       $   65       $   --
   Expenses:
      Administrative, mortality and
         expense risk charge                               2             5            2           165           25           22
                                                         ---          ----         ----        ------       ------       ------
Net investment income (loss)                              14           161           (2)        1,934           40          (22)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                            --            --           --         6,584          106           --
   Proceeds from sales                                    43           155           48         2,100        1,070        1,081
   Cost of investments sold                               43           152           47         1,954        1,058        1,015
                                                         ---          ----         ----        ------       ------       ------
Net realized capital gains (losses) on investments        --             3            1         6,730          118           66
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                    --            --           --            --           --           --
   End of period                                          21           633          139            45          830        1,198
                                                         ---          ----         ----        ------       ------       ------
Net change in unrealized appreciation/depreciation
   of investments                                         21           633          139            45          830        1,198
                                                         ---          ----         ----        ------       ------       ------
Net realized and unrealized capital gains (losses)
   on investments                                         21           636          140         6,775          948        1,264
                                                         ---          ----         ----        ------       ------       ------
Increase (decrease) in net assets from operations        $35          $797         $138        $8,709       $  988       $1,242
                                                         ===          ====         ====        ======       ======       ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                             BALANCED SUBACCOUNT    CONTRAFUND(R) SUBACCOUNT
                                            ---------------------   ------------------------
                                               2005        2004         2005         2004
                                            ----------   --------    ----------   ---------
OPERATIONS
   Net investment income (loss)              $    701    $   (268)   $   (5,031)  $ (1,229)
   Net realized capital gains (losses)
      on investments                            4,891          38        85,919        978
   Net change in unrealized appreciation/
      depreciation of investments              20,213       6,319       108,846     52,282
                                             --------    --------    ----------   --------
Increase (decrease) in net assets
   from operations                             25,805       6,089       189,734     52,031

CONTRACT TRANSACTIONS
   Net contract purchase payments             242,474           1       742,377     74,631
   Transfer payments from (to) other
      subaccounts or general account           48,194      95,391        40,323    348,938
   Contract terminations, withdrawals,
      and other deductions                     (5,219)       (941)      (64,287)    (6,090)
                                             --------    --------    ----------   --------
Increase (decrease) in net assets
   from contract transactions                 285,449      94,451       718,413    417,479
                                             --------    --------    ----------   --------
Net increase (decrease) in net assets         311,254     100,540       908,147    469,510

NET ASSETS:
   Beginning of the period                    100,540          --       469,510         --
                                             --------    --------    ----------   --------
   End of the period                         $411,794    $100,540    $1,377,657   $469,510
                                             ========    ========    ==========   ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                                GROWTH
                                             OPPORTUNITIES          GROWTH
                                              SUBACCOUNT          SUBACCOUNT
                                            --------------   -------------------
                                              2005    2004     2005       2004
                                            -------   ----   --------   --------
OPERATIONS
   Net investment income (loss)             $    (6)   $--   $ (1,025)  $   (357)
   Net realized capital gains (losses)
      on investments                             (1)    (5)    10,763       (186)
   Net change in unrealized appreciation/
      depreciation of investments              (317)    --     19,166      7,575
                                            -------    ---   --------   --------
Increase (decrease) in net assets
   from operations                             (324)    (5)    28,904      7,032

CONTRACT TRANSACTIONS
   Net contract purchase payments            26,900     --    148,689     88,962
   Transfer payments from (to) other
      subaccounts or general account             --      5    218,310     85,529
   Contract terminations, withdrawals,
      and other deductions                     (710)    --    (65,453)    (2,934)
                                            -------    ---   --------   --------
Increase (decrease) in net assets
      from contract transactions             26,190      5    301,546    171,557
                                            -------    ---   --------   --------
Net increase (decrease) in net assets        25,866     --    330,450    178,589

NET ASSETS:
   Beginning of the period                       --     --    178,589         --
                                            -------    ---   --------   --------
   End of the period                        $25,866    $--   $509,039   $178,589
                                            =======    ===   ========   ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                                                              AIM V.I. -
                                                                 AIM V.I. -    FINANCIAL
                                                   HIGH           DYANAMICS    SERVICES
                                             INCOME SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                            ------------------   ----------   ----------
                                              2005       2004       2005         2005
                                            --------   -------   ----------   ----------
OPERATIONS
   Net investment income (loss)             $ 18,706   $  (115)    $   (8)       $  1
   Net realized capital gains (losses)
      on investments                          (1,233)       36          4          --
   Net change in unrealized appreciation/
      depreciation of investments            (14,701)    2,484        246          (2)
                                            --------   -------     ------        ----
Increase (decrease) in net assets
   from operations                             2,772     2,405        242          (1)

CONTRACT TRANSACTIONS
   Net contract purchase payments             33,133        --      4,990         147
   Transfer payments from (to) other
      subaccounts or general account          75,210    34,070         --          --
   Contract terminations, withdrawals,
      and other deductions                    (3,263)     (687)      (111)         (4)
                                            --------   -------     ------        ----
Increase (decrease) in net assets
   from contract transactions                105,080    33,383      4,879         143
                                            --------   -------     ------        ----
Net increase (decrease) in net assets        107,852    35,788      5,121         142

NET ASSETS:
   Beginning of the period                    35,788        --         --          --
                                            --------   -------     ------        ----
   End of the period                        $143,640   $35,788     $5,121        $142
                                            ========   =======     ======        ====

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                            AIM.V.I. -
                                              HEALTH     AIM.V.I. -
                                             SCIENCES    TECHNOLOGY
                                            SUBACCOUNT   SUBACCOUNT    FORTY SUBACCOUNT
                                            ----------   ----------   ------------------
                                               2005         2005        2005       2004
                                            ----------   ----------   --------   -------
OPERATIONS
   Net investment income (loss)               $   (3)     $    (4)    $   (670)  $    36
   Net realized capital gains (losses)
      on investments                              --            1        1,224         3
   Net change in unrealized appreciation/
      depreciation of investments                 16         (170)      25,631       769
                                              ------      -------     --------   -------
Increase (decrease) in net assets
   from operations                                13         (173)      26,185       808

CONTRACT TRANSACTIONS
   Net contract purchase payments              8,988       13,629      233,707    28,157
   Transfer payments from (to) other
      subaccounts or general account              --           --       33,254     1,019
   Contract terminations, withdrawals,
     and other deductions                       (282)        (430)      (5,821)      (56)
                                              ------      -------     --------   -------
Increase (decrease) in net assets
   from contract transactions                  8,706       13,199      261,140    29,120
                                              ------      -------     --------   -------
Net increase (decrease) in net assets          8,719       13,026      287,325    29,928

NET ASSETS:
   Beginning of the period                        --           --       29,928        --
                                              ------      -------     --------   -------
   End of the period                          $8,719      $13,026     $317,253   $29,928
                                              ======      =======     ========   =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                                                  LARGE CAP
                                               FLEXIBLE BOND       GROWTH        INTERNATIONAL
                                                SUBACCOUNT       SUBACCOUNT    GROWTH SUBACCOUNT
                                            ------------------   ----------   ------------------
                                              2005       2004       2005        2005       2004
                                            --------   -------   ----------   --------   -------
OPERATIONS
   Net investment income (loss)             $  5,181   $ 1,541    $   (147)   $  1,241   $   169
   Net realized capital gains (losses)
      on investments                           3,116        97         953       8,094       332
   Net change in unrealized appreciation/
      depreciation of investments             (6,750)     (706)        (47)     54,923     8,302
                                            --------   -------    --------    --------   -------
Increase (decrease) in net assets
      from operations                          1,547       932         759      64,258     8,803

CONTRACT TRANSACTIONS
   Net contract purchase payments             73,153    37,250      77,809      70,706    67,220
   Transfer payments from (to) other
      subaccounts or general account          19,994     5,352     (71,771)     71,014     2,367
   Contract terminations, withdrawals,
      and other deductions                    (2,615)   (1,087)       (638)     (5,264)   (1,601)
                                            --------   -------    --------    --------   -------
Increase (decrease) in net assets
   from contract transactions                 90,532    41,515       5,400     136,456    67,986
                                            --------   -------    --------    --------   -------
Net increase (decrease) in net assets         92,079    42,447       6,159     200,714    76,789

NET ASSETS:
   Beginning of the period                    42,447        --          --      76,789        --
                                            --------   -------    --------    --------   -------
   End of the period                        $134,526   $42,447    $  6,159    $277,503   $76,789
                                            ========   =======    ========    ========   =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                                                  WORLDWIDE   U.S.MILD CAP
                                              MID CAP GROWTH       GROWTH         VALUE
                                                SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
                                            ------------------   ----------   ------------
                                              2005       2004       2005          2005
                                            -------    -------      ----         ------
OPERATIONS
   Net investment income (loss)             $   (623)  $   (91)     $  4         $   --
   Net realized capital gains (losses)
      on investments                           4,245       388        --             --
   Net change in unrealized appreciation/
      depreciation of investments             10,347     5,550         7              6
                                            --------   -------      ----         ------
Increase (decrease) in net assets
   from operations                            13,969     5,847        11              6

CONTRACT TRANSACTIONS
   Net contract purchase payments             33,105         1       940          1,029
   Transfer payments from (to) other
      subaccounts or general account          67,540    28,297        --             --
   Contract terminations, withdrawals,
      and other deductions                    (1,591)     (319)      (30)           (32)
                                            --------   -------      ----         ------
Increase (decrease) in net assets
   from contract transactions                 99,054    27,979       910            997
                                            --------   -------      ----         ------
Net increase (decrease) in net assets        113,023    33,826       921          1,003

NET ASSETS:
   Beginning of the period                    33,826        --        --             --
                                            --------   -------      ----         ------
   End of the period                        $146,849   $33,826      $921         $1,003
                                            ========   =======      ====         ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                                 ALL ASSET            REAL RETURN
                                                SUB ACCOUNT           SUB ACCOUNT
                                            -------------------   -------------------
                                               2005       2004      2005       2004
                                            ---------   -------   --------   --------
OPERATIONS
   Net investment income (loss)             $    (249)  $ 2,171   $  4,943   $    522
   Net realized capital gains (losses)
      on investments                            4,133       173      1,100      8,725
   Net change in unrealized appreciation/
      depreciation of investments              (3,209)    3,204     (3,446)      (686)
                                            ---------   -------   --------   --------
Increase (decrease) in net assets
   from operations                                675     5,548      2,597      8,561

CONTRACT TRANSACTIONS
   Net contract purchase payments              26,512    74,057     18,282    100,822
   Transfer payments from (to) other
      subaccounts or general account           (7,986)    9,292     80,662    124,212
   Contract terminations, withdrawals,
      and other deductions                   (105,142)   (2,065)   (60,152)    (7,174)
                                            ---------   -------   --------   --------
Increase (decrease) in net assets
   from contract transactions                 (86,616)   81,284     38,792    217,860
                                            ---------   -------   --------   --------
Net increase (decrease) in net assets         (85,941)   86,832     41,389    226,421

NET ASSETS:
   Beginning of the period                     86,832        --    226,421         --
                                            ---------   -------   --------   --------
   End of the period                        $     891   $86,832   $267,810   $226,421
                                            =========   =======   ========   ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                                                  STOCKSPLUS GROWTH
                                                SHORT-TERM            AND INCOME
                                                SUBACCOUNT            SUBACCOUNT
                                            ------------------   -------------------
                                              2005       2004      2005       2004
                                            --------   -------   --------   --------
OPERATIONS
   Net investment income (loss)             $  5,472   $   253   $  9,537   $  2,122
   Net realized capital gains (losses)
      on investments                            (453)      181     30,853     16,154
   Net change in unrealized appreciation/
      depreciation of investments               (388)     (122)   (17,550)    20,071
                                            --------   -------   --------   --------
Increase (decrease) in net assets
   from operations                             4,631       312     22,840     38,347

CONTRACT TRANSACTIONS
   Net contract purchase payments             52,361        --    356,273     23,143
   Transfer payments from (to) other
      subaccounts or general account         164,848    78,216     29,296    173,379
   Contract terminations, withdrawals,
      and other deductions                    (6,091)   (1,066)   (44,791)    (4,680)
                                            --------   -------   --------   --------
Increase (decrease) in net assets
   from contract transactions                211,118    77,150    340,778    191,842
                                            --------   -------   --------   --------
Net increase (decrease) in net assets        215,749    77,462    363,618    230,189

NET ASSETS:
   Beginning of the period                    77,462        --    230,189         --
                                            --------   -------   --------   --------
   End of the period                        $293,211   $77,462   $593,807   $230,189
                                            ========   =======   ========   ========

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                                TOTAL RETURN            ROYCE MICRO-CAP
                                                 SUBACCOUNT               SUBACCOUNT
                                            --------------------   ------------------------
                                               2005       2004         2005         2004
                                            ---------   --------   -----------   ----------
OPERATIONS
   Net investment income (loss)             $  11,626   $  1,405   $    (5,695)  $   15,306
   Net realized capital gains (losses)
      on investments                           10,958      3,137       284,597      134,955
   Net change in unrealized appreciation/
      depreciation of investments             (16,017)     1,972      (184,417)     269,513
                                            ---------   --------   -----------   ----------
Increase (decrease) in net assets
   from operations                              6,567      6,514        94,485      419,774

CONTRACT TRANSACTIONS
   Net contract purchase payments             281,013    187,032       500,003    1,292,252
   Transfer payments from (to) other
      subaccounts or general account          195,545     34,942       342,018      254,338
   Contract terminations, withdrawals,
      and other deductions                   (121,443)    (8,213)   (1,872,382)     (38,668)
                                            ---------   --------   -----------   ----------
Increase (decrease) in net assets
   from contract transactions                 355,115    213,761    (1,030,361)   1,507,922
                                            ---------   --------   -----------   ----------
Net increase (decrease) in net assets         361,682    220,275      (935,876)   1,927,696

NET ASSETS:
   Beginning of the period                    220,275         --     1,927,696           --
                                            ---------   --------   -----------   ----------
   End of the period                        $ 581,957   $220,275   $   991,820   $1,927,696
                                            =========   ========   ===========   ==========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                                                    SCUDDER VIT
                                                                      EAFE(R)      SCUDDER VIT SMALL
                                               ROYCE SMALL-CAP     EQUITY INDEX        CAP INDEX
                                                 SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                            --------------------   ------------   -------------------
                                               2005       2004         2005         2005       2004
                                            ---------   --------   ------------   --------   --------
OPERATIONS
   Net investment income (loss)              $ (3,111)  $   (243)    $   937      $   (720)  $   (641)
   Net realized capital gains (losses)
      on investments                           11,677     (1,599)        981        35,263      1,133
   Net change in unrealized appreciation/
      depreciation of investments              38,191        836          --        (5,349)    34,612
                                             --------   --------     -------      --------   --------
Increase (decrease) in net assets
   from operations                             46,757     (1,006)      1,918        29,194     35,104

CONTRACT TRANSACTIONS
   Net contract purchase payments             324,351     88,936           1       189,760     71,812
   Transfer payments from (to) other
      subaccounts or general account          143,644     20,328      (1,382)      423,092    167,166
   Contract terminations, withdrawals,
      and other deductions                    (12,663)    (2,630)       (537)      (36,980)    (3,668)
                                             --------   --------     -------      --------   --------
Increase (decrease) in net assets
   from contract transactions                 455,332    106,634      (1,918)      575,872    235,310
                                             --------   --------     -------      --------   --------
Net increase (decrease) in net assets         502,089    105,628          --       605,066    270,414

NET ASSETS:
   Beginning of the period                    105,628         --          --       270,414         --
                                             --------   --------     -------      --------   --------
   End of the period                         $607,717   $105,628     $    --      $875,480   $270,414
                                             ========   ========     =======      ========   ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                            T. ROWE PRICE BLUE
                                                CHIP GROWTH       T. ROWE PRICE EQUITY
                                                SUBACCOUNT         INCOME SUBACCOUNT
                                            ------------------   ---------------------
                                              2005       2004       2005        2004
                                            --------   -------   ----------   --------
OPERATIONS
   Net investment income (loss)             $ (1,396)  $   179   $    8,781   $  1,677
   Net realized capital gains (losses)
      on investments                          14,884         2       66,002      5,682
   Net change in unrealized appreciation/
      depreciation of investments             20,758     2,025      (44,238)    17,504
                                            --------   -------   ----------   --------
Increase (decrease) in net assets
   from operations                            34,246     2,206       30,545     24,863

CONTRACT TRANSACTIONS
   Net contract purchase payments            122,636        --      398,661     89,341
   Transfer payments from (to) other
      subaccounts or general account         177,746    38,332      350,519    215,874
   Contract terminations, withdrawals,
      and other deductions                    (4,461)     (130)     (17,118)    (3,739)
                                            --------   -------   ----------   --------
Increase (decrease) in net assets
   from contract transactions                295,921    38,202      732,062    301,476
                                            --------   -------   ----------   --------
Net increase (decrease) in net assets        330,167    40,407      762,607    326,339

NET ASSETS:
   Beginning of the period                    40,408        --      326,339         --
                                            --------   -------   ----------   --------
   End of the period                        $370,575   $40,408   $1,088,946   $326,339
                                            ========   =======   ==========   ========

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                               T. ROWE PRICE      T. ROWE PRICE         T. ROWE PRICE
                                              MID-CAP GROWTH       NEW AMERICA       INTERNATIONAL STOCK
                                                 SUBACCOUNT      GROWTH SUBACCOUNT        SUBACCOUNT
                                            ------------------   -----------------   -------------------
                                              2005       2004          2005            2005       2004
                                            --------   -------         ----          --------   --------
OPERATIONS
   Net investment income (loss)             $   (100)  $   (56)        $ --          $  6,408   $  2,090
   Net realized capital gains (losses)
      on investments                           2,041         2           --            51,959      1,080
   Net change in unrealized appreciation/
      depreciation of investments             (2,420)    2,420           (4)           49,834     29,303
                                            --------   -------         ----          --------   --------
Increase (decrease) in net assets
   from operations                              (479)    2,366           (4)          108,201     32,473

CONTRACT TRANSACTIONS
   Net contract purchase payments              6,415    18,837          499           199,392          1
   Transfer payments from (to) other
      subaccounts or general account           1,437     3,232           --            95,567    221,099
   Contract terminations, withdrawals,
      and other deductions                   (31,268)     (540)         (16)           (8,947)    (1,829)
                                            --------   -------         ----          --------   --------
Increase (decrease) in net assets
   from contract transactions                (23,416)   21,529          483           286,012    219,271
                                            --------   -------         ----          --------   --------
Net increase (decrease) in net assets        (23,895)   23,895          479           394,213    251,744

NET ASSETS:
   Beginning of the period                    23,895        --           --           251,744         --
                                            --------   -------         ----          --------   --------
   End of the period                        $     --   $23,895         $479          $645,957   $251,744
                                            ========   =======         ====          ========   ========

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                                                      VANGUARD         VANGUARD VIF
                                                 VANGUARD VIF       VIF CAPITAL     DIVERSIFIED VALUE
                                             BALANCED SUBACCOUNT       GROWTH          SUBACCOUNT
                                            ---------------------    SUBACCOUNT   ---------------------
                                               2005        2004        2005          2005        2004
                                            ----------   --------   -----------   ----------   --------
OPERATIONS
   Net investment income (loss)             $   14,367   $ (1,340)  $      176    $   (2,264)  $   (694)
   Net realized capital gains (losses)
      on investments                            37,343      7,346       25,305        35,486      2,130
   Net change in unrealized appreciation/
      depreciation of investments               30,444     22,978      110,529        37,380     26,617
                                            ----------   --------   ----------    ----------   --------
Increase (decrease) in net assets
   from operations                              82,154     28,984      136,010        70,602     28,053

CONTRACT TRANSACTIONS
   Net contract purchase payments              482,260    423,479      164,308     1,258,511    182,989
   Transfer payments from (to) other
      subaccounts or general account           921,094    (81,529)   1,139,673        49,195     89,270
   Contract terminations, withdrawals,
      and other deductions                    (265,604)   (11,912)     (14,292)     (132,239)    (5,737)
                                            ----------   --------   ----------    ----------   --------
Increase (decrease) in net assets
   from contract transactions                1,137,750    330,038    1,289,689     1,175,467    266,522
                                            ----------   --------   ----------    ----------   --------
Net increase (decrease) in net assets        1,219,904    359,022    1,425,699     1,246,069    294,575

NET ASSETS:
   Beginning of the period                     359,022         --          --        294,575         --
                                            ----------   --------   ----------    ----------   --------
   End of the period                        $1,578,926   $359,022   $1,425,699    $1,540,644   $294,575
                                            ==========   ========   ==========    ==========   ========

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                             VANGUARD
                                            VIF EQUITY    VANGUARD VIF EQUITY     VANGUARD
                                              INCOME        INDEX SUBACCOUNT     VIF GROWTH
                                            SUBACCOUNT   ---------------------   SUBACCOUNT
                                               2005         2005        2004        2005
                                            ----------   ----------   --------   ----------
OPERATIONS
   Net investment income (loss)              $   (76)    $   30,619   $ (2,242)   $   (76)
   Net realized capital gains (losses)
      on investments                           8,144        170,109        499        (23)
   Net change in unrealized appreciation/
      depreciation of investments                 --        (31,091)    64,627      5,638
                                             -------     ----------   --------    -------
Increase (decrease) in net assets
   from operations                             8,068        169,637     62,884      5,539

CONTRACT TRANSACTIONS
   Net contract purchase payments                 --        779,468    496,681     31,899
   Transfer payments from (to) other
      subaccounts or general account          (7,902)     1,795,584    335,272     30,270
   Contract terminations, withdrawals,
      and other deductions                      (166)      (387,949)   (14,239)    (1,366)
                                             -------     ----------   --------    -------
Increase (decrease) in net assets
   from contract transactions                 (8,068)     2,187,103    817,714     60,803
                                             -------     ----------   --------    -------
Net increase (decrease) in net assets             --      2,356,740    880,598     66,342

NET ASSETS:
   Beginning of the period                        --        880,598         --         --
                                             -------     ----------   --------    -------
   End of the period                         $    --     $3,237,338   $880,598    $66,342
                                             =======     ==========   ========    =======

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                                VANGUARD VIF           VANGUARD VIF
                                              HIGH YIELD BOND         INTERNATIONAL
                                                 SUBACCOUNT             SUBACCOUNT
                                            -------------------   ---------------------
                                              2005       2004        2005        2004
                                            --------   --------   ----------   --------
OPERATIONS
   Net investment income (loss)             $  6,214   $   (383)  $    2,020   $ (1,346)
   Net realized capital gains (losses)
      on investments                           5,444        163       72,037       (278)
   Net change in unrealized appreciation/
      depreciation of investments             (8,376)     5,861      106,495     62,293
                                            --------   --------   ----------   --------
Increase (decrease) in net assets
   from operations                             3,282      5,641      180,552     60,669

CONTRACT TRANSACTIONS
   Net contract purchase payments             74,797    115,761      600,799    444,790
   Transfer payments from (to) other
      subaccounts or general account         (14,795)    19,576      654,565     72,513
   Contract terminations, withdrawals,
      and other deductions                   (43,713)    (4,009)    (453,259)   (11,741)
                                            --------   --------   ----------   --------
Increase (decrease) in net assets
   from contract transactions                 16,289    131,328      802,105    505,562
                                            --------   --------   ----------   --------
Net increase (decrease) in net assets         19,571    136,969      982,657    566,231

NET ASSETS:
   Beginning of the period                   136,969         --      566,231         --
                                            --------   --------   ----------   --------
   End of the period                        $156,540   $136,969   $1,548,888   $566,231
                                            ========   ========   ==========   ========

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                                 VANGUARD VIF
                                                MID-CAP INDEX       VANGUARD VIF MONEY MARKET
                                                  SUBACCOUNT                SUBACCOUNT
                                            ---------------------   -------------------------
                                               2005        2004         2005          2004
                                            ----------   --------   -----------   -----------
OPERATIONS
   Net investment income (loss)             $      369   $ (1,057)  $   211,143   $    59,923
   Net realized capital gains (losses)
      on investments                           101,573      1,556            --            --
   Net change in unrealized appreciation/
      depreciation of investments              120,274     58,619            (2)           --
                                            ----------   --------   -----------   -----------
Increase (decrease) in net assets
   from operations                             222,216     59,118       211,141        59,923

CONTRACT TRANSACTIONS
   Net contract purchase payments              605,894    217,661     7,060,264     4,186,679
   Transfer payments from (to) other
      subaccounts or general account         1,137,629    247,006    (9,836,847)    7,349,259
   Contract terminations, withdrawals,
      and other deductions                    (117,990)    (7,171)     (103,366)      (75,292)
                                            ----------   --------   -----------   -----------
Increase (decrease) in net assets
   from contract transactions                1,625,533    457,496    (2,879,949)   11,460,646
                                            ----------   --------   -----------   -----------
Net increase (decrease) in net assets        1,847,749    516,614    (2,668,808)   11,520,569

NET ASSETS:
   Beginning of the period                     516,614         --    11,520,569            --
                                            ----------   --------   -----------   -----------
   End of the period                        $2,364,363   $516,614   $ 8,851,761   $11,520,569
                                            ==========   ========   ===========   ===========

See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                               VANGUARD VIF        VANGUARD VIF SHORT-
                                                 REIT INDEX          TERM INVESTMENT
                                                 SUBACCOUNT         GRADE SUBACCOUNT
                                            -------------------   --------------------
                                              2005       2004       2005        2004
                                            --------   --------   --------   ---------
OPERATIONS
   Net investment income (loss)             $  1,830   $   (718)  $  6,343   $  (1,306)
   Net realized capital gains (losses)
      on investments                          33,721      1,006        589         709
   Net change in unrealized appreciation/
      depreciation of investments                 26     41,297     (2,265)      2,588
                                            --------   --------   --------   ---------
Increase (decrease) in net assets
   from operations                            35,577     41,585      4,667       1,991

CONTRACT TRANSACTIONS
   Net contract purchase payments            309,750    196,653     91,694     488,772
   Transfer payments from (to) other
      subaccounts or general account           6,646     23,627    (93,416)   (154,462)
   Contract terminations, withdrawals,
      and other deductions                  (224,818)    (7,003)    (9,916)    (11,478)
                                            --------   --------   --------   ---------
Increase (decrease) in net assets
   from contract transactions                 91,578    213,277    (11,638)    322,832
                                            --------   --------   --------   ---------
Net increase (decrease) in net assets        127,155    254,862     (6,971)    324,823

NET ASSETS:
   Beginning of the period                   254,862         --    324,823          --
                                            --------   --------   --------   ---------
   End of the period                        $382,017   $254,862   $317,852   $ 324,823
                                            ========   ========   ========   =========


See accompanying notes.

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                             VANGUARD VIF SMALL     VANGUARD VIF TOTAL
                                               COMPANY GROWTH       BOND MARKET INDEX
                                                 SUBACCOUNT             SUBACCOUNT
                                            -------------------   ---------------------
                                              2005       2004        2005        2004
                                            --------   --------   ----------   --------
OPERATIONS
   Net investment income (loss)             $ (3,768)  $   (405)  $   38,657   $ (1,089)
   Net realized capital gains (losses)
      on investments                          27,648       (226)      10,568        263
   Net change in unrealized appreciation/
      depreciation of investments             28,050     14,532      (33,149)    13,501
                                            --------   --------   ----------   --------
Increase (decrease) in net assets
   from operations                            51,930     13,901       16,076     12,675

CONTRACT TRANSACTIONS
   Net contract purchase payments            304,403    137,411      771,687         --
   Transfer payments from (to) other
      subaccounts or general account         221,443     20,993    1,411,927    407,298
   Contract terminations, withdrawals,
      and other deductions                   (56,162)    (3,163)     (37,525)    (3,819)
                                            --------   --------   ----------   --------
Increase (decrease) in net assets
   from contract transactions                469,684    155,241    2,146,089    403,479
                                            --------   --------   ----------   --------
Net increase (decrease) in net assets        521,614    169,142    2,162,165    416,153

NET ASSETS:
   Beginning of the period                   169,142         --      416,154         --
                                            --------   --------   ----------   --------
   End of the period                        $690,756   $169,142   $2,578,319   $416,154
                                            ========   ========   ==========   ========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                                                     VAN ECK
                                                                   WORLD WIDE       GLOBAL
                                             VANGUARD VIF TOTAL     ABSOLUTE         SMALL
                                             STOCK MARKET INDEX      RETURN     CAPITALIZATION
                                                 SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
                                            --------------------   ----------   --------------
                                               2005       2004        2005           2005
                                            ---------   --------   ----------   --------------
OPERATIONS
   Net investment income (loss)             $  (1,460)  $  2,551      $ --          $   (1)
   Net realized capital gains (losses)
      on investments                           25,667       (100)       --               1
   Net change in unrealized appreciation/
      depreciation of investments             (24,683)    28,263        --             110
                                            ---------   --------      ----          ------
Increase (decrease) in net assets
   from operations                               (476)    30,714        --             110

CONTRACT TRANSACTIONS
   Net contract purchase payments              64,122    256,744       147           3,671
   Transfer payments from (to) other
      subaccounts or general account           63,843     93,610        --              --
   Contract terminations, withdrawals,
      and other deductions                   (402,354)   (10,694)       (4)           (117)
                                            ---------   --------      ----          ------
Increase (decrease) in net assets
   from contract transactions                (274,389)   339,660       143           3,554
                                            ---------   --------      ----          ------
Net increase (decrease) in net assets        (274,865)   370,374       143           3,664

NET ASSETS:
   Beginning of the period                    370,374         --        --              --
                                            ---------   --------      ----          ------
   End of the period                        $  95,509   $370,374      $143          $3,664
                                            =========   ========      ====          ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                              GROWTH     INTERNATIONAL    NEW WORLD
                                            SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                            ----------   -------------   ----------
                                               2005           2005          2005
                                            ----------   -------------   ----------
OPERATIONS
   Net investment income (loss)               $   14        $   161        $   (2)
   Net realized capital gains (losses)
      on investments                              --              3             1
   Net change in unrealized appreciation/
      depreciation of investments                 21            633           139
                                              ------        -------        ------
Increase (decrease) in net assets
   from operations                                35            797           138

CONTRACT TRANSACTIONS
   Net contract purchase payments              5,317         18,974         5,786
   Transfer payments from (to) other
      subaccounts or general account              --             --            --
   Contract terminations, withdrawals,
      and other deductions                      (167)          (599)         (183)
                                              ------        -------        ------
Increase (decrease) in net assets
   from contract transactions                  5,150         18,375         5,603
                                              ------        -------        ------
Net increase (decrease) in net assets          5,185         19,172         5,741

NET ASSETS:
   Beginning of the period                        --             --            --
                                              ------        -------        ------
   End of the period                          $5,185        $19,172        $5,741
                                              ======        =======        ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2005 AND 2004, EXCEPT AS NOTED

                                                             THIRD
                                            FIRST EAGLE     AVENUE
                                              OVERSEAS       VALUE       MID CAP
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                            -----------   ----------   ----------
                                                2005         2005         2005
                                            -----------   ----------   ----------
OPERATIONS
   Net investment income (loss)              $  1,934      $    40      $   (22)
   Net realized capital gains (losses)
      on investments                            6,730          118           66
   Net change in unrealized appreciation/
      depreciation of investments                  45          830        1,198
                                             --------      -------      -------
Increase (decrease) in net assets
   from operations                              8,709          988        1,242

CONTRACT TRANSACTIONS
   Net contract purchase payments             105,916       42,244       22,922
   Transfer payments from (to) other
      subaccounts or general account                3           (9)          (5)
   Contract terminations, withdrawals,
      and other deductions                     (3,851)      (1,958)      (1,582)
                                             --------      -------      -------
Increase (decrease) in net assets
   from contract transactions                 102,068       40,277       21,335
                                             --------      -------      -------
Net increase (decrease) in net assets         110,777       41,265       22,577

NET ASSETS:
   Beginning of the period                         --           --           --
                                             --------      -------      -------
   End of the period                         $110,777      $41,265      $22,577
                                             ========      =======      =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Transamerica Corporate Separate Account Sixteen (the "Separate Account"), is a segregated investment account of the Transamerica Life Insurance Company ("Transamerica Life"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts (each a Series Fund and collectively the Series Funds). Activity in these specific subaccounts is available to contract owners of the Variable Adjustable Insurance Policy, offered by Transamerica Life.

SUBACCOUNT INVESTMENT BY FUND:

Fidelity Variable Insurance Products Funds
   Balanced Portfolio
   Contrafund(R) Portfolio
   Growth Opportunities Portfolio
   Growth Portfolio
   High Income Portfolio
   Mid Cap Portfolio
AIM Variable Insurance Funds
   AIM V.I. - Dynamics Fund - Series I Shares
   AIM V.I. - Financial Services Fund - Series I Shares
   AIM V.I. - Health Sciences Fund - Series I Shares
   AIM V.I. - Small Company Growth Fund - Series I Shares
   AIM V.I. - Technology Fund - Series I Shares
Janus Aspen Series
   Forty Portfolio
   Flexible Bond Portfolio
   Large Cap Growth Portfolio
   International Growth Portfolio
   Mid Cap Growth
   Worldwide Growth Portfolio
The Universal Institutional Funds, Inc.
   U.S. Mid Cap Value Portfolio (Class I)
PIMCO Variable Insurance Trust
   All Asset Portfolio (Adminstrative Class)
   Real Return Portfolio (Institutional Class)
   Short-Term Portfolio (Institutional Class)
   StocksPLUS Growth and Income Portfolio (Institutional Class)
   Total Return Portfolio (Institutional Class)
Royce Capital Fund
   Royce Micro-Cap Portfolio
   Royce Small-Cap Portfolio
Scudder Investment VIT Funds
   Scudder VIT EAFE(R) Equity Index Fund
   Scudder VIT Small Cap Index Fund
T. Rowe Price Equity Series, Inc.
   T. Rowe Price Blue Chip Growth Portfolio
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price Mid-Cap Growth Portfolio
   T. Rowe Price New America Growth Portfolio
T. Rowe Price International Series, Inc.
   T. Rowe Price International Stock Portfolio
Vanguard Variable Insurance Fund
   Vanguard VIF Balanced Portfolio
   Vanguard VIF Capital Growth Portfolio
   Vanguard VIF Diversified Value Portfolio
   Vanguard VIF Equity Income Portfolio
   Vanguard VIF Equity Index Portfolio
   Vanguard VIF Growth Portfolio
   Vanguard VIF High Yield Bond Portfolio
   Vanguard VIF International Portfolio
   Vanguard VIF Mid-Cap Index Portfolio
   Vanguard VIF Money Market Portfolio
   Vanguard VIF REIT Index Portfolio
   Vanguard VIF Short-Term Investment-Grade Portfolio
   Vanguard VIF Small Company Growth Portfolio
   Vanguard VIF Total Bond Market Index Portfolio
   Vanguard VIF Total Stock Market Index Portfolio
Van Eck Worldwide Insurance Trust
   Van Eck Worldwide Absolute Return Fund
American Funds Insurance Series
   Global Small Capitalization Fund
   Growth Fund
   International Fund
   New World Fund
First Eage Variable Funds
   First Eagle Overseas Variable Fund
   Third Avenue Variable Series Trust
   Third Avenue Value Portfolio

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

1.ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Each period reported on reflects a full twelve month period except as follows:

              SUBACCOUNT                INCEPTION DATE
              ----------                --------------
American Funds Insurance Series
   Global Small Capitalization Fund       May 1, 2005
   Growth Fund                            May 1, 2005
   International Fund                     May 1, 2005
   New World Fund                         May 1, 2005
First Eage Variable Funds
   First Eagle Overseas Variable Fund     May 1, 2005
Third Avenue Variable Series Trust
   Third Avenue Value Portfolio           May 1, 2005

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2005:

          PORTFOLIO                                               FORMERLY
          ---------                                               --------
Janus Aspen Series                                   Janus Aspen Series
   Flexible Bond Portfolio                              Flexible Income Portfolio
   Forty Portfolio                                      Capital Appreciation Portfolio
   Large Cap Growth Portfolio                           Growth Portfolio
Vanguard VIF Short-Term Investment-Grade Portfolio   Vanguard VIF Short-Term Corporate Portfolio

INVESTMENTS

Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2005.

Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners' equity.

DIVIDEND INCOME

Dividends received from the Series Fund investment are reinvested to purchase additional mutual fund shares.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

2. INVESTMENTS

                                                                   PURCHASES      SALES
                                                                  ----------   ----------
Fidelity Variable Insurance Products Funds
   Balanced Portfolio                                             $  386,151   $   99,931
   Contrafund(R) Portfolio                                         1,237,952      524,461
   Growth Opportunities Portfolio                                     26,365          181
   Growth Portfolio                                                  518,719      218,197
   High Income Portfolio                                             180,952       57,166
   Mid Cap Portfolio                                                  22,394        1,081
AIM Variable Insurance Funds
   AIM V.I. - Dynamics Fund - Series I Shares                          4,965           94
   AIM V.I. - Financial Services Fund - Series I Shares                  145            1
   AIM V.I. - Health Sciences Fund - Series I Shares                   8,775           72
   AIM V.I. - Technology Fund - Series I Shares                       13,306          111
Janus Aspen Series
   Forty Portfolio                                                   271,937       11,467
   Flexible Bond Portfolio                                           109,570       10,202
   Large Cap Growth Portfolio                                         77,260       72,007
   International Growth Portfolio                                    165,688       27,991
   Mid Cap Growth                                                    141,394       42,963
   Worldwide Growth Portfolio                                            922            8
The Universal Institutional Funds, Inc.
   U.S. Mid Cap Value Portfolio (Class I)                              1,005            8
PIMCO Variable Insurance Trust
   All Asset Portfolio (Adminstrative Class)                          31,248      118,111
   Real Return Portfolio (Institutional Class)                       486,348      439,696
   Short-Term Portfolio (Institutional Class)                        361,181      144,599
   StocksPLUS Growth and Income Portfolio (Institutional Class)      867,720      517,404
   Total Return Portfolio (Institutional Class)                      635,508      259,738
Royce Capital Fund
   Royce Micro-Cap Portfolio                                       1,424,882    2,463,656
   Royce Small-Cap Portfolio                                         565,592      105,382
Scudder Investment VIT Funds
   Scudder VIT EAFE(R) Equity Index Fund                              52,110       53,091
   Scudder VIT Small Cap Index Fund                                  983,263      395,765
T. Rowe Price Equity Series, Inc.
   T. Rowe Price Blue Chip Growth Portfolio                          477,033      182,508
   T. Rowe Price Equity Income Portfolio                           1,378,541      590,738
   T. Rowe Price Mid-Cap Growth Portfolio                              7,750       31,266
   T. Rowe Price New America Growth Portfolio                            487            4

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

2. INVESTMENTS (CONTINUED)

T. Rowe Price International Series, Inc.
   T. Rowe Price International Stock Portfolio          $   763,038   $   468,519
Vanguard Variable Insurance Fund
   Vanguard VIF Balanced Portfolio                        1,640,484       474,323
   Vanguard VIF Capital Growth Portfolio                  1,660,271       360,947
   Vanguard VIF Diversified Value Portfolio               1,467,359       294,156
   Vanguard VIF Equity Income Portfolio                     131,597       139,741
   Vanguard VIF Equity Index Portfolio                    3,671,475     1,333,179
   Vanguard VIF Growth Portfolio                             69,568         8,841
   Vanguard VIF High Yield Bond Portfolio                   116,252        93,750
   Vanguard VIF International Portfolio                   1,383,668       579,542
   Vanguard VIF Mid-Cap Index Portfolio                   2,285,158       659,254
   Vanguard VIF Money Market Portfolio                   10,223,817    12,892,572
   Vanguard VIF REIT Index Portfolio                        442,471       339,066
   Vanguard VIF Short-Term Investment-Grade Portfolio       172,444       177,741
   Vanguard VIF Small Company Growth Portfolio              639,668       150,549
   Vanguard VIF Total Bond Market Index Portfolio         2,465,457       271,719
   Vanguard VIF Total Stock Market Index Portfolio          152,964       428,005
Van Eck Worldwide Insurance Trust
   Van Eck Worldwide Absolute Return Fund                       144             1
American Funds Insurance Series
   Global Small Capitalization Fund                           3,584            31
   Growth Fund                                                5,207            43
   International Fund                                        18,691           155
   New World Fund                                             5,649            48
First Eage Variable Funds
   First Eagle Overseas Variable Fund                       112,686         2,100
Third Avenue Variable Series Trust
   Third Avenue Value Portfolio                              41,493         1,070

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

3.   ACCUMULATION UNITS OUTSTANDING

A summary of changes in accumulation units outstanding follows:

                                                                          GROWTH
                                          BALANCED    CONTRAFUND(R)   OPPORTUNITIES     GROWTH     HIGH INCOME
                                         SUBACCOUNT    SUBACCOUNT       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                         ----------   -------------   -------------   ----------   -----------
Units outstanding at January 1, 2004            --             --             --             --           --
   Units purchased                          93,126        391,291             --        165,850       32,420
   Units redeemed and transferred               --             --             --             --           --
                                           -------       --------         ------       --------      -------
Units outstanding at December 31, 2004      93,126        391,291             --        165,850       32,420
   Units purchased                         360,637        981,852         21,352        446,822      126,702
   Units redeemed and transferred          (93,126)      (391,291)            --       (165,850)     (32,420)
                                           -------       --------         ------       --------      -------
Units outstanding at December 31, 2005     360,637        981,852         21,352        446,822      126,702
                                           =======       ========         ======       ========      =======

                                                      AIM V.I. -   AIM V.I. -
                                         AIM V.I. -    FINANCIAL     HEALTH     AIM V.I. -
                                          DYNAMICS     SERVICES     SCIENCES    TECHNOLOGY     FORTY
                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                         ----------   ----------   ----------   ----------   ----------
Units outstanding at January 1, 2004           --          --            --           --           --
   Units purchased                             --          --            --           --       24,068
   Units redeemed and transferred              --          --            --           --           --
                                            -----         ---         -----       ------      -------
Units outstanding at December 31, 2004         --          --            --           --       24,068
   Units purchased                          3,932         118         7,230       11,692      226,093
   Units redeemed and transferred              --          --            --           --      (24,068)
                                            -----         ---         -----       ------      -------
Units outstanding at December 31, 2005      3,932         118         7,230       11,692      226,093
                                            =====         ===         =====       ======      =======

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

3.   ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                                          LARGE CAP   INTERNATIONAL     MID CAP     WORLDWIDE
                                         FLEXIBLE BOND     GROWTH        GROWTH         GROWTH       GROWTH
                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                         -------------   ----------   -------------   ----------   ----------
Units outstanding at January 1, 2004             --            --             --             --        --
   Units purchased                           40,667            --         62,609         26,966        --
   Units redeemed and transferred                --            --             --             --        --
                                            -------         -----        -------        -------       ---
Units outstanding at December 31, 2004       40,667            --         62,609         26,966        --
   Units purchased                          126,351         5,479        171,031        104,242       803
   Units redeemed and transferred           (40,667)           --        (62,609)       (26,966)       --
                                            -------         -----        -------        -------       ---
Units outstanding at December 31, 2005      126,351         5,479        171,031        104,242       803
                                            =======         =====        =======        =======       ===

                                                                                              STOCKSPLUS
                                          U.S. MID                                              GROWTH
                                         CAP VALUE     ALL ASSET   REAL RETURN   SHORT-TERM   AND INCOME
                                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                         ----------   ----------   -----------   ----------   ----------
Units outstanding at January 1, 2004          --            --            --           --            --
   Units purchased                            --        76,868       207,821       76,232       199,281
   Units redeemed and transferred             --            --            --           --            --
                                             ---       -------      --------      -------      --------
Units outstanding at December 31, 2004        --        76,868       207,821       76,232       199,281
   Units purchased                           748           742       240,396      281,040       495,847
   Units redeemed and transferred             --       (76,868)     (207,821)     (76,232)     (199,281)
                                             ---       -------      --------      -------      --------
Units outstanding at December 31, 2005       748           742       240,396      281,040       495,847
                                             ===       =======      ========      =======      ========

                TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

3.   ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                                                                  SCUDDER VIT   T. ROWE PRICE
                                                           ROYCE        ROYCE      SMALL CAP      BLUE CHIP
                                         TOTAL RETURN    MICRO-CAP    SMALL-CAP      INDEX         GROWTH
                                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                         ------------   ----------   ----------   -----------   -------------
Units outstanding at January 1, 2004             --             --          --           --             --
   Units purchased                          209,071      1,628,015      82,085      220,445         35,764
   Units redeemed and transferred                --             --          --           --             --
                                           --------     ----------     -------     --------        -------
Units outstanding at December 31, 2004      209,071      1,628,015      82,085      220,445         35,764
   Units purchased                          538,323        754,372     435,029      684,542        309,605
   Units redeemed and transferred          (209,071)    (1,628,015)    (82,085)    (220,445)       (35,764)
                                           --------     ----------     -------     --------        -------
Units outstanding at December 31, 2005      538,323        754,372     435,029      684,542        309,605
                                           ========     ==========     =======     ========        =======

                                                         T. ROWE PRICE   T. ROWE PRICE   T. ROWE PRICE
                                         T. ROWE PRICE      MID-CAP       NEW AMERICA    INTERNATIONAL   VANGUARD VIF
                                         EQUITY INCOME       GROWTH          GROWTH          STOCK         BALANCED
                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                         -------------   -------------   -------------   -------------   ------------
Units outstanding at January 1, 2004             --               --           --                --               --
   Units purchased                          271,045           19,553           --           211,079          314,147
   Units redeemed and transferred                --               --           --                --               --
                                           --------          -------          ---          --------        ---------
Units outstanding at December 31, 2004      271,045           19,553           --           211,079          314,147
   Units purchased                          870,307               --          398           466,771        1,293,263
   Units redeemed and transferred          (271,045)         (19,553)          --          (211,079)        (314,147)
                                           --------          -------          ---          --------        ---------
Units outstanding at December 31, 2005      870,307               --          398           466,771        1,293,263
                                           ========          =======          ===          ========        =========

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

3.  ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                        VANGUARD      VANGUARD
                                           VIF          VIF        VANGUARD                  VANGUARD
                                         CAPITAL    DIVERSIFIED   VIF EQUITY    VANGUARD     VIF HIGH
                                         GROWTH        VALUE         INDEX     VIF GROWTH   YIELD BOND
                                       SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                       ----------   -----------   ----------   ----------   ----------
Units outstanding at
   January 1, 2004                             --           --            --         --            --
      Units purchased                          --      233,441       763,031         --       125,364
      Units redeemed and transferred           --           --            --         --            --
                                        ---------    ---------     ---------     ------      --------
Units outstanding at
   December 31, 2004                           --      233,441       763,031         --       125,364
      Units purchased                   1,088,027    1,134,520     2,676,791     53,246       139,440
      Units redeemed and transferred           --     (233,441)     (763,031)        --      (125,364)
                                        ---------    ---------     ---------     ------      --------
Units outstanding at
   December 31, 2005                    1,088,027    1,134,520     2,676,791     53,246       139,440
                                        =========    =========     =========     ======      ========


                                                        VANGUARD                               VANGUARD VIF
                                                           VIF        VANGUARD     VANGUARD     SHORT-TERM
                                        VANGUARD VIF     MID-CAP     VIF MONEY        VIF       INVESTMENT
                                       INTERNATIONAL      INDEX        MARKET     REIT INDEX       GRADE
                                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                       -------------   ----------   -----------   ----------   ------------
Units outstanding at
   January 1, 2004                               --            --            --          --            --
      Units purchased                       456,058       413,328    11,370,804     191,880       317,653
      Units redeemed and transferred             --            --            --          --            --
                                         ----------    ----------   -----------    --------      --------
Units outstanding at
   December 31, 2004                        456,058       413,328    11,370,804     191,880       317,653
      Units purchased                     1,072,613     1,659,721     8,466,834     257,176       304,003
      Units redeemed and transferred       (456,058)     (413,328)  (11,370,804)   (191,880)     (317,653)
                                         ----------    ----------   -----------    --------      --------
Units outstanding at
   December 31, 2005                      1,072,613     1,659,721     8,466,834     257,176       304,003
                                         ==========    ==========   ===========    ========      ========

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                        VANGUARD      VANGUARD                     VAN ECK
                                        VIF SMALL    VIF TOTAL    VANGUARD VIF    WORLDWIDE
                                         COMPANY    BOND MARKET    TOTAL STOCK    ABSOLUTE     GLOBAL SMALL
                                         GROWTH        INDEX      MARKET INDEX     RETURN     CAPITALIZATION
                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                       ----------   -----------   ------------   ----------   --------------
Units outstanding at
   January 1, 2004                            --            --            --          --              --
      Units purchased                    139,932       397,989       316,320          --              --
      Units redeemed and transferred          --            --            --          --              --
                                        --------     ---------      --------         ---           -----
Units outstanding at
   December 31, 2004                     139,932       397,989       316,320          --              --
      Units purchased                    537,803     2,407,970        76,840         143           2,934
      Units redeemed and transferred    (139,932)     (397,989)     (316,320)         --              --
                                        --------     ---------      --------         ---           -----
Units outstanding at
   December 31, 2005                     537,803     2,407,970        76,840         143           2,934
                                        ========     =========      ========         ===           =====

                                                                                 FIRST EAGLE   THIRD AVENUE
                                         GROWTH     INTERNATIONAL    NEW WORLD     OVERSEAS        VALUE
                                       SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                       ----------   -------------   ----------   -----------   ------------
Units outstanding at
   January 1, 2004                           --             --            --            --            --
      Units purchased                        --             --            --            --            --
      Units redeemed and transferred         --             --            --            --            --
                                          -----         ------         -----        ------        ------
Units outstanding at
   December 31, 2004                         --             --            --            --            --
      Units purchased                     4,322         15,409         4,714        95,556        34,078
      Units redeemed and transferred         --             --            --            --            --
                                          -----         ------         -----        ------        ------
Units outstanding at
   December 31, 2005                      4,322         15,409         4,714        95,556        34,078
                                          =====         ======         =====        ======        ======

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

3.  ACCUMULATION UNITS OUTSTANDING (CONTINUED)

                                         MID CAP
                                       SUBACCOUNT
                                       ----------
Units outstanding at
   January 1, 2004                           --
      Units purchased                        --
      Units redeemed and transferred         --
                                         ------
Units outstanding at
   December 31, 2004                         --
      Units purchased                    19,690
      Units redeemed and transferred         --
                                         ------
Units outstanding at
   December 31, 2005                     19,690
                                         ======

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

4. FINANCIAL HIGHLIGHTS

The Special Account presents the following diclosures required by AICPA Audit and Accounting Guide for Investment Companies.

                                                             INVESTMENT
                YEAR                UNIT FAIR       NET        INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED      UNITS      VALUE       ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------   -------   ---------   ----------   ----------   -------   ---------
Balanced
             12/31/2005   360,637     $1.14     $  411,794      0.83%      0.67%       5.77%
             12/31/2004    93,126      1.08        100,540      0.00       0.70        5.47

Contrafund(R)
             12/31/2005   981,852      1.40      1,377,657      0.16       0.67       16.94
             12/31/2004   391,291      1.20        469,510      0.00       0.70       15.48

Growth Opportunities
             12/31/2005    21,352      1.21         25,866      0.00       0.67        8.89

Growth
             12/31/2005   446,822      1.14        509,039      0.37       0.67        5.80
             12/31/2004   165,850      1.08        178,589      0.00       0.70        3.38

High Income
             12/31/2005   126,702      1.13        143,640     15.08       0.67        2.70
             12/31/2004    32,420      1.10         35,788      0.00       0.70        9.59

AIM V.I. - Dynamics
             12/31/2005     3,932      1.30          5,121      0.00       0.67       10.72

AIM V.I. - Financial Services
             12/31/2005       118      1.20            142      1.93       0.67        5.91

AIM V.I. - Health Sciences
             12/31/2005     7,230      1.21          8,719      0.00       0.67        8.15

AIM V.I. - Technology
             12/31/2005    11,692      1.11         13,026      0.00       0.67        2.17

Forty
             12/31/2005   226,093      1.40        317,253      0.30       0.67       12.85
             12/31/2004    24,068      1.24         29,928      1.00       0.70       18.23

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               INVESTMENT
                YEAR                  UNIT FAIR       NET        INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED       UNITS       VALUE       ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------   ---------   ---------   ----------   ----------   -------   ---------
Flexible Bond
             12/31/2005     126,351     $1.06     $  134,526      5.50%      0.67%       2.00%
             12/31/2004      40,667      1.04         42,447      7.49       0.70        3.97

Large Cap Growth

             12/31/2005       5,479      1.12          6,159      0.02       0.67        4.29

International Growth
             12/31/2005     171,031      1.62        277,503      1.19       0.67       32.29
             12/31/2004      62,609      1.23         76,789      1.05       0.70       18.95

Mid Cap Growth
             12/31/2005     104,242      1.41        146,849      0.00       0.67       12.31
             12/31/2004      26,966      1.25         33,826      0.00       0.70       20.75

Worldwide Growth
             12/31/2005         803      1.15            921      0.79       0.67        5.87

U.S. Mid Cap Value

             12/31/2005         748      1.34          1,003      0.00       0.67       12.31

All Asset
             12/31/2005         742      1.20            891      0.43       0.67        6.23
             12/31/2004      76,868      1.13         86,832      2.36       0.70       11.48

Real Return
             12/31/2005     240,396      1.11        267,810      2.66       0.67        2.25
             12/31/2004     207,821      1.09        226,421      1.59       0.70        9.08

Short-Term
             12/31/2005     281,040      1.04        293,211      2.83       0.67        2.67
             12/31/2004      76,232      1.02         77,462      0.23       0.70        1.45

StocksPLUS Growth and Income
             12/31/2005     495,847      1.20        593,807      2.62       0.67        3.68
             12/31/2004     199,281      1.16        230,189      2.22       0.70       10.99

Total Return
             12/31/2005     538,323      1.08        581,957      3.49       0.67        2.61
             12/31/2004     209,071      1.05        220,275      0.34       0.70        5.05

Royce Micro-Cap
             12/31/2005     754,372      1.31        991,820      0.53       0.67       11.04
             12/31/2004   1,628,015      1.18      1,927,696      0.00       0.70       13.85

Royce Small-Cap
             12/31/2005     435,029      1.40        607,717      0.00       0.67        8.56
             12/31/2004      82,085      1.29        105,628      0.00       0.70       24.95

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               INVESTMENT
                YEAR                  UNIT FAIR       NET        INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED       UNITS       VALUE       ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------   ---------   ---------   ----------   ----------   -------   ---------
Scudder VIT Small Cap Index
             12/31/2005     684,542     $1.28     $  875,480      0.48%      0.67%       4.26%
             12/31/2004     220,445      1.23        270,414      0.01       0.70       17.76

T. Rowe Price Blue Chip Growth
             12/31/2005     309,605      1.20        370,575      0.13       0.67        5.94
             12/31/2004      35,764      1.13         40,407      0.21       0.70        8.68

T. Rowe Price Equity Income
             12/31/2005     870,307      1.25      1,088,946      1.64       0.67        3.92
             12/31/2004     271,045      1.20        326,339      5.54       0.70       14.92

T. Rowe Price Mid-Cap Growth
             12/31/2005          --      1.40             --      0.00       0.67       14.74
             12/31/2004      19,553      1.22         23,895      0.00       0.70       18.34

T. Rowe Price New America Growth
             12/31/2005         398      1.20            479      0.00       0.67        4.47

T. Rowe Price International Stock
             12/31/2005     466,771      1.38        645,957      1.77       0.67       16.03
             12/31/2004     211,079      1.19        251,744      1.20       0.70       13.77

Vanguard VIF Balanced
             12/31/2005   1,293,263      1.22      1,578,926      1.89       0.67        6.83
             12/31/2004     314,147      1.14        359,022      0.00       0.70       11.29

Vanguard VIF Capital Growth
             12/31/2005   1,088,027      1.31      1,425,699      0.65       0.67        7.68

Vanguard VIF Diversified Value
             12/31/2005   1,134,520      1.36      1,540,644      0.46       0.67        7.61
             12/31/2004     233,441      1.26        294,575      0.00       0.70       20.46

Vanguard VIF Equity Index
             12/31/2005   2,676,791      1.21      3,237,338      1.62       0.67        4.79
             12/31/2004     763,031      1.15        880,598      0.00       0.70       10.80

Vanguard VIF Growth
             12/31/2005      53,246      1.25         66,342      0.43       0.67       11.49

Vanguard VIF High Yield Bond
             12/31/2005     139,440      1.12        156,540      5.26       0.67        2.75
             12/31/2004     125,364      1.09        136,969      0.00       0.70        8.52

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

4. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 INVESTMENT
                YEAR                   UNIT FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED        UNITS       VALUE        ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------   ----------   ---------   -----------   ----------   -------   ---------
Vanguard VIF International
             12/31/2005    1,072,613     $1.44     $ 1,548,888      0.92%      0.67%      16.31%
             12/31/2004      456,058      1.24         566,231      0.00       0.70       19.42

Vanguard VIF Mid-Cap Index
             12/31/2005    1,659,721      1.42       2,364,363      0.62       0.67       13.97
             12/31/2004      413,328      1.25         516,614      0.00       0.70       20.32

Vanguard VIF Money Market
             12/31/2005    8,466,834      1.05       8,851,761      2.89       0.67        3.19
             12/31/2004   11,370,804      1.01      11,520,569      8.03       0.70        1.27

Vanguard VIF REIT Index
             12/31/2005      257,176      1.49         382,017      1.34       0.67       11.83
             12/31/2004      191,880      1.33         254,862      0.00       0.70       30.51

Vanguard VIF Short-Term Investment Grade
             12/31/2005      304,003      1.05         317,852      2.61       0.67        2.25
             12/31/2004      317,653      1.02         324,823      0.00       0.70        2.07

Vanguard VIF Small Company Growth
             12/31/2005      537,803      1.28         690,756      0.00       0.67        6.26
             12/31/2004      139,932      1.21         169,142      0.00       0.70       15.30

Vanguard VIF Total Bond Market Index
             12/31/2005    2,407,970      1.07       2,578,319      2.69       0.67        2.40
             12/31/2004      397,989      1.05         416,153      0.00       0.70        4.20

Vanguard VIF Total Stock Market Index
             12/31/2005       76,840      1.24          95,509      0.53       0.67        6.13
             12/31/2004      316,320      1.17         370,374      1.98       0.70       12.52

Van Eck Worldwide Absolute Return
             12/31/2005          143      1.00             143      0.00       0.67        0.20

Global Small Capitalization
             12/31/2005        2,934      1.25           3,664      0.00       0.67       24.91

Growth
             12/31/2005        4,322      1.20           5,185      0.61       0.67       19.97

International
             12/31/2005       15,409      1.24          19,172      1.71       0.67       24.42

New World
             12/31/2005        4,714      1.22           5,741      0.00       0.67       21.79

First Eagle Overseas
             12/31/2005       95,556      1.16         110,777      3.76       0.67       15.93

Third Avenue Value
             12/31/2005       34,078      1.21          41,265      0.48       0.67       21.09

Mid Cap
             12/31/2005       19,690      1.15          22,577      0.00       0.67       14.66

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

4. FINANCIAL HIGHLIGHTS (CONTINUED)

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Funds, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Funds in which the subaccounts invest. These ratios are annualized for periods less than one year.

** These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Funds, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

5. ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGE

On each monthly deduction day, Transamerica Life currently deducts a mortality and expense risk charge equal to an annual rate of 67% of the cash value in the Subaccounts in policy years 1-17 and .25% of the cash value in the Subaccounts in policy years 18-30 and .15% for thereafter.. Transamerica Life also deducts a monthly charge to compensate Transamerica Life for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Transamerica Life currently deducts .017% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year and .25% of premium received up to target premium. Transamerica Life also deducts a monthly administrative fee equal to $5.00 in all policy years (current, $10 maximum).

6. INCOME TAXES

Operations of the Separate Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Separate Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Transamerica Life.

7. DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

FINANCIAL STATEMENTS AND SCHEDULES -- STATUTORY BASIS

Transamerica Life Insurance Company
Years Ended December 31, 2005, 2004, and 2003

                       Transamerica Life Insurance Company

              Financial Statements and Schedules-- Statutory Basis

                  Years Ended December 31, 2005, 2004, and 2003



                                    CONTENTS
Report of Independent Registered Public Accounting Firm..................................................1

Audited Financial Statements

Balance Sheets -- Statutory Basis........................................................................3
Statements of Operations -- Statutory Basis..............................................................5
Statements of Changes in Capital and Surplus -- Statutory Basis..........................................6
Statements of Cash Flow -- Statutory Basis...............................................................8
Notes to Financial Statements -- Statutory Basis........................................................10

Statutory-Basis Financial Statement Schedules

Summary of Investments -- Other Than Investments in Related Parties.....................................61
Supplementary Insurance Information.....................................................................62
Reinsurance.............................................................................................63


             Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2005 and 2004, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2005. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X,
Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of

Transamerica Life Insurance Company at December 31, 2005 and 2004, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2005.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2005, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2003 Transamerica Life Insurance Company changed its accounting for derivative instruments and changed various accounting policies to be in accordance with Actuarial Guideline 38. Also as described in Note 2 to the financial statements, in 2005 the Company changed its accounting for investments in subsidiary, controlled and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishment of liabilities.

                                        /s/Ernst & Young LLP

Des Moines, Iowa
February 17, 2006

                       Transamerica Life Insurance Company

                        Balance Sheets -- Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                                  DECEMBER 31
                                                                             2005             2004
                                                                       ------------------------------------
ADMITTED ASSETS                                                                                  RESTATED
Cash and invested assets:
   Cash and short-term investments                                        $     326,027       $1,297,372
   Bonds                                                                     35,851,715       38,482,146
   Preferred stocks:
     Affiliated entities                                                             --            1,102
     Unaffiliated                                                               338,423          478,380
   Common stocks:
     Affiliated entities (cost: 2005 - $84,576; 2004 - $87,956)                  74,849           85,731
     Unaffiliated (cost: 2005 - $234,927; 2004 - $213,050)                      267,414          240,451
   Mortgage loans on real estate                                              5,770,723        5,747,773
   Real estate:
       Home office properties                                                     6,464            6,692
       Properties held for production of income                                   5,235            5,538
       Properties held for sale                                                  22,822           24,523
   Policy loans                                                                 123,221          116,252
   Receivable for securities                                                     13,474           30,848
   Other invested assets                                                      1,116,749          900,713
                                                                       ------------------------------------
Total cash and invested assets                                               43,917,116       47,417,521

Premiums deferred and uncollected                                                21,154           20,986
Accrued investment income                                                       847,091          756,140
Reinsurance receivable                                                            3,995            1,343
Federal and foreign income tax recoverable                                      112,500            2,705
Net deferred income tax asset                                                   116,392          101,349
Receivable from parent, subsidiaries, and affiliates                             54,261           92,399
Other admitted assets                                                           192,366          101,595
Separate account assets                                                      23,662,198       20,962,873
                                                                       ------------------------------------

Total admitted assets                                                       $68,927,073      $69,456,911
                                                                       ====================================

                      Transamerica Life Insurance Company

                       Balance Sheets -- Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)







                                                                                 DECEMBER 31
                                                                            2005              2004
                                                                     --------------------------------------
LIABILITIES AND CAPITAL AND SURPLUS                                                              RESTATED
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                                 $ 4,008,767      $   3,962,775
     Annuity                                                               26,901,713         28,876,607
     Accident and health                                                      714,373            627,835
   Policy and contract claim reserves:
     Life                                                                      37,337             28,616
     Accident and health                                                       40,207             36,691
   Liabilities for deposit-type contracts                                   7,755,652          8,772,316
   Other policyholders' funds                                                   2,562              2,873
   Remittances and items not allocated                                        113,417            105,391
   Asset valuation reserve                                                    663,191            516,415
   Interest maintenance reserve                                               214,962            191,109
   Commissions and expense allowances payable on reinsurance assumed              101                 --
   Other liabilities                                                          423,773            469,159
   Reinsurance in unauthorized companies                                       17,264                253
   Funds held under coinsurance and other reinsurance treaties              2,293,431          1,317,030
   Transfers from separate accounts due or accrued                           (443,974)          (470,668)
   Federal and foreign income taxes payable                                        --              8,068
   Payable for securities                                                     104,111          1,450,823
   Payable to affiliates                                                           --             68,220
   Separate account liabilities                                            23,662,141         20,922,787
                                                                     --------------------------------------
Total liabilities                                                          66,509,028         66,886,300



 Capital and surplus:
   Common stock, $10 per share par value, 1,000,000 shares
     authorized, 316,955 issued and outstanding shares at
     December 31, 2005; 500,000 shares authorized, 257,795 issued
     and outstanding shares at December 31, 2004                                3,170              2,578
   Preferred stock, Series A, $10 per share par value, 42,500 shares authorized, issued and outstanding (total liquidation value - $58,000) at December 31, 2005 and 2004; Series B,
     $10 per share par value, 250,000 shares authorized, 87,755 shares issued and outstanding (total liquidation value -
     $877,550) at December 31, 2005                                             1,302                425
   Surplus notes                                                              575,000            575,000
   Paid-in surplus                                                          1,437,996          1,787,236
   Unassigned surplus                                                         400,577            205,372
                                                                     --------------------------------------
Total capital and surplus                                                   2,418,045          2,570,611
                                                                     --------------------------------------
Total liabilities and capital and surplus                                 $68,927,073        $69,456,911
                                                                     ======================================


See accompanying notes.

                       Transamerica Life Insurance Company

                   Statements of Operations -- Statutory Basis
                             (Dollars in Thousands)

                                                                     YEAR ENDED DECEMBER 31
                                                             2005             2004             2003
                                                        ---------------------------------------------------
Revenues:                                                                      RESTATED        RESTATED
   Premiums and other considerations, net of
     reinsurance:
       Life                                               $   734,878      $1,192,921       $  631,846
       Annuity                                              4,191,484       4,972,942        8,824,452
       Accident and health                                    178,855         175,387          187,118
   Net investment income                                    2,390,054       2,380,749        2,293,923
   Amortization of interest maintenance reserve                39,488          32,901            6,432
   Commissions and expense allowances on reinsurance
     ceded                                                    105,759          46,349           30,362
   Consideration for reinsurance recapture                         --         286,705               --
   Income from fees associated with investment
     management, administration and contract
     guarantees for separate accounts                         276,684         250,567          201,048
   Reserve adjustments on reinsurance ceded                  (219,021)       (125,668)       1,580,949
   Coinsurance reserve recapture                                   --         643,279               --
   Other income                                                62,744          60,264           66,260
                                                        ---------------------------------------------------
                                                            7,760,925       9,916,396       13,822,390
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health                             220,981         208,840          201,056
     Surrender benefits                                     5,415,085       4,804,754        4,005,414
     Other benefits                                         1,380,601       1,253,141        1,048,107
     Increase (decrease) in aggregate reserves for
       policies and contracts:
         Life                                                  45,992         408,100          388,212
         Annuity                                           (1,974,994)        639,283        2,755,105
         Accident and health                                   86,538          97,704           63,113
                                                        ---------------------------------------------------
                                                            5,174,203       7,411,822        8,461,007
   Insurance expenses:
     Commissions                                              425,434         447,710          588,881
     General insurance expenses                               242,493         226,776          238,612
     Taxes, licenses and fees                                  27,899          39,458           26,734
     Net transfers to separate accounts                     1,365,516       1,022,189        2,422,767
     Reinsurance transaction initial consideration                 --              --        1,587,431
     Reinsurance reserve recapture                                813         293,942               --
     Other expenses                                           230,388         194,270          195,529
                                                        ---------------------------------------------------
                                                            2,292,543       2,224,345        5,059,954
                                                        ---------------------------------------------------
Total benefits and expenses                                 7,466,746       9,636,167       13,520,961
                                                        ---------------------------------------------------
Gain from operations before dividends to policyholders,
   federal income tax expense and net realized capital
   gains (losses) on investments                              294,179         280,229          301,429
Dividends to policyholders                                        455             538              690
                                                        ---------------------------------------------------
Gain from operations before federal income tax expense
   and net realized capital gains (losses) on
   investments                                                293,724         279,691          300,739
Federal income tax expense                                      4,302          78,317           57,120
                                                        ---------------------------------------------------
Gain from operations before net realized capital gains
   (losses) on investments                                    289,422         201,374          243,619
Netrealized capital gains (losses) on investments
   (net of related federal income taxes and amounts
   transferred to/from interest maintenance reserve)            9,223          65,791         (137,951)
                                                        ---------------------------------------------------
Net income                                                $   298,645      $  267,165      $   105,668
                                                        ===================================================

See accompanying notes.

                       Transamerica Life Insurance Company

         Statements of Changes in Capital and Surplus -- Statutory Basis
                             (Dollars in Thousands)

                                                                                                       UNASSIGNED      TOTAL
                                                          COMMON    PREFERRED   SURPLUS     PAID-IN      SURPLUS    CAPITAL AND
                                                           STOCK      STOCK      NOTES      SURPLUS     (DEFICIT)     SURPLUS
                                                        -------------------------------------------------------------------------
Balance at January 1, 2003
 As originally presented:
     Transamerica Life Insurance Company                 $  2,235     $  425   $  575,000  $1,054,622   $ (76,216)  $1,556,066
     Transamerica Life Insurance and Annuity Company        2,500         --           --     468,816     528,026      999,342
     Merger adjustment -- Retire TALIAC stock              (2,500)        --           --       2,500          --           --
     Nonadmit value of reciprocal ownership                    --         --           --    (109,845)     59,583      (50,262)
                                                        -------------------------------------------------------------------------
Balance at January 1, 2003, as restated                     2,235        425      575,000   1,416,093     511,393    2,505,146
   Net income                                                  --         --           --          --     105,668      105,668
   Change in net unrealized capital gains/losses               --         --           --          --      (4,988)      (4,988)
   Nonadmit value of reciprocal ownership                      --         --           --     (80,000)     77,159       (2,841)
   Change in other nonadmitted assets                          --         --           --          --     112,899      112,899
   Nonadmit value of reciprocal ownership
   Change in asset valuation reserve                           --         --           --          --    (107,534)    (107,534)
   Change in surplus in separate accounts                      --         --           --          --       5,282        5,282
   Change in liability for reinsurance in unauthorized
     companies                                                 --         --           --          --       3,496        3,496
   Change in net deferred income tax asset                     --         --           --          --     (98,414)     (98,414)
   Cumulative effect of change in accounting principle         --         --           --          --     (31,957)     (31,957)
   Change in reserves on account of change in
     valuation basis                                           --         --           --          --       3,572        3,572
   Reinsurance transactions                                    --         --           --          --       5,227        5,227
   Dividend to stockholder                                     --         --           --          --     (45,700)     (45,700)
   Capital distribution                                        --         --           --    (254,300)         --     (254,300)
   Capital contribution                                        --         --           --     280,000          --      280,000
                                                        -------------------------------------------------------------------------
Balance at December 31, 2003                                2,235        425      575,000   1,361,793     536,103    2,475,556
   Net income                                                  --         --           --          --     267,165      267,165
   Change in net unrealized capital gains/losses               --         --           --          --      60,516       60,516
   Nonadmit value of reciprocal ownership                      --         --           --     (65,170)    (53,209)    (118,379)
   Change in other nonadmitted assets                          --         --           --          --      71,576       71,576
   Change in asset valuation reserve                           --         --           --          --    (220,329)    (220,329)
   Change in surplus in separate accounts                      --         --           --          --         560          560
   Change in provision for reinsurance in unauthorized
     companies                                                 --         --           --          --        (136)        (136)
   Change in net deferred income tax asset                     --         --           --          --     (43,530)     (43,530)
   Issuance of common stock in connection with
     statutory merger                                         343         --           --          --        (343)          --
   Capital contribution                                        --         --           --     490,000          --      490,000
   Change in reserves on account of change in
     valuation basis                                           --         --           --          --       1,423        1,423
   Reinsurance transactions                                    --         --           --          --     (14,424)     (14,424)
   Dividend to stockholder                                     --         --           --          --    (400,000)    (400,000)
   Contributed surplus related to stock appreciation
     rights plan of indirect parent                            --         --           --         613          --          613
                                                        -------------------------------------------------------------------------
Balance at December 31, 2004                            $   2,578     $  425     $575,000  $1,787,236   $ 205,372   $2,570,611

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

                                                                                                       UNASSIGNED      TOTAL
                                                          COMMON    PREFERRED   SURPLUS     PAID-IN      SURPLUS    CAPITAL AND
                                                           STOCK      STOCK      NOTES      SURPLUS     (DEFICIT)     SURPLUS
                                                        -------------------------------------------------------------------------
Balance at December 31, 2004                             $   2,578    $  425     $575,000  $1,787,236   $ 205,372   $2,570,611
   Net income                                                  --         --           --          --     298,645      298,645
   Change in net unrealized capital gains/losses               --         --           --          --      44,453       44,453
   Change in other nonadmitted assets                          --         --           --          --      (1,718)      (1,718)
   Change in asset valuation reserve                           --         --           --          --    (146,776)    (146,776)
   Change in surplus in separate accounts                      --         --           --          --         199          199
   Change in provision for reinsurance in unauthorized
     companies                                                 --         --           --          --     (17,011)     (17,011)
   Change in net deferred income tax asset                     --         --           --          --      29,720       29,720
   Cumulative effect of change in accounting principle         --         --           --          --      (6,668)      (6,668)
   Issuance of common stock in connection with
     statutory merger                                         592        877           --      (1,812)        343           --
   Return of capital                                           --         --           --    (348,051)         --     (348,051)
   Reinsurance transactions                                    --         --           --          --      (5,982)      (5,982)
   Contributed surplus related to stock appreciation
     rights plan of indirect parent                            --         --           --         623          --          623
                                                        -------------------------------------------------------------------------
Balance at December 31, 2005                             $   3,170    $1,302     $575,000  $1,437,996   $ 400,577   $2,418,045
                                                        =========================================================================


See accompanying notes.

                       Transamerica Life Insurance Company

                   Statements of Cash Flow -- Statutory Basis
                             (Dollars in Thousands)

                                                                     YEAR ENDED DECEMBER 31
                                                             2005             2004             2003
                                                        ---------------------------------------------------
                                                                            RESTATED         RESTATED
OPERATING ACTIVITIES
Premiums collected, net of reinsurance                      $  5,105,476    $  6,336,849     $  9,585,311
Net investment income                                          2,466,077       2,276,092        2,342,489
Miscellaneous income                                             259,085       1,143,613          332,771
Benefit and loss related payments                             (7,792,780)     (6,599,811)      (5,741,961)
Net transfers to separate accounts                            (1,199,281)       (903,618)      (2,530,387)
Commissions, expenses paid and aggregate write-ins for
   deductions                                                   (985,993)       (919,570)      (1,045,245)
Dividends paid to policyholders                                     (584)           (618)            (683)
Federal and foreign income taxes paid                           (175,128)       (104,543)         (43,336)
                                                        ---------------------------------------------------
Net cash (used in) provided by operating activities           (2,323,128)      1,228,394        2,898,959

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
   Bonds                                                      23,151,411      26,928,308       36,744,578
   Stocks                                                        444,784         778,736          344,989
   Mortgage loans                                              1,303,236         679,622          462,897
   Real estate                                                    15,683          22,678            9,555
   Other invested assets                                         284,913         416,287          125,071
   Receivable/payable for securities                              17,374       1,145,717          146,973
   Miscellaneous proceeds                                         11,490         143,374          250,963
                                                        ---------------------------------------------------
Total investment proceeds                                     25,228,891      30,114,722       38,085,026

Cost of investments acquired:
   Bonds                                                     (20,643,565)    (28,238,630)     (38,741,920)
   Stocks                                                       (330,637)       (722,341)        (526,826)
   Mortgage loans                                             (1,346,022)     (1,116,443)      (1,694,070)
   Real estate                                                      (303)            (34)           1,760
   Other invested assets                                        (396,494)       (521,699)        (203,027)
   Receivable/payable for securities                          (1,346,713)             --               --
   Miscellaneous applications                                     (5,322)        (44,478)        (334,906)
                                                        ---------------------------------------------------
Total cost of investments acquired                           (24,069,055)    (30,643,625)     (41,498,989)
Net increase in policy loans                                      (6,969)        (11,003)         (11,229)
                                                        ---------------------------------------------------
Net cost of investments acquired                             (24,076,025)    (30,654,628)     (41,510,218)
                                                        ---------------------------------------------------
Net cash provided by (used in) investing activities          $ 1,152,866   $    (539,906)   $  (3,425,192)

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

                                                                     YEAR ENDED DECEMBER 31
                                                                 2005             2004             2003
                                                        ---------------------------------------------------
FINANCING AND MISCELLANEOUS ACTIVITIES                                      RESTATED         RESTATED
Other cash provided:
   Capital and surplus paid in                          $             --      $  490,000        $ 480,000
   Borrowed funds received                                         8,450              --               --
   Net deposits and withdrawals on deposit-type
     contract funds and other liabilities without life
     or disability contingencies                                (360,558)       (499,262)        (406,713)
   Funds held under reinsurance treaty with unauthorized         973,428         637,252            5,292
   Other sources                                                 (74,352)       (174,360)         459,332
                                                        ---------------------------------------------------
Total cash provided                                              546,968         453,630          537,911
                                                        ---------------------------------------------------

 Other cash applied:
   Dividends paid to stockholder                                      --        (400,000)         (45,700)
   Capital distribution                                         (348,051)             --         (254,300)
                                                        ---------------------------------------------------
Total other cash applied                                        (348,051)       (400,000)        (300,000)
                                                        ---------------------------------------------------
Net cash provided by financing and miscellaneous
   activities                                                    198,917          53,630          237,911
                                                        ---------------------------------------------------
Net (decrease) increase in cash and short-term
   investments                                                  (971,345)        742,118         (288,322)

Cash and short-term investments:
   Beginning of year                                           1,297,372         555,254          843,576
                                                        ---------------------------------------------------
   End of year                                              $    326,027      $1,297,372       $  555,254
                                                        ===================================================

See accompanying notes.

                       Transamerica Life Insurance Company

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Transamerica Life Insurance Company (the Company) is a stock life insurance company and is owned by AEGON USA, Inc. (100% of preferred shares) and Transamerica Occidental Life Insurance Company (100% of common shares). AEGON USA, Inc. (AEGON) and Transamerica Occidental Life Insurance Company (TOLIC) are both indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2004, the Company completed a merger with Transamerica Assurance Company (TAC), which was a wholly-owned subsidiary of an affiliate, Transamerica Life Insurance and Annuity Company (TALIAC). The merger was accounted for in accordance with SSAP No. 68 as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TAC were carried forward to the merged company. As a result of the merger, TALIAC was issued 34,295 shares of the Company's common stock.

On October 1, 2005, the Company completed a merger with TALIAC, which was a wholly-owned subsidiary of an affiliate, TOLIC. The merger was accounted for in accordance with SSAP No. 68 as a statutory merger. Prior to the merger of the Company and TALIAC, TALIAC owned 34,295 shares and AEGON USA, Inc. owned 223,500 shares in common stock of the Company. TOLIC owned 100% (25,000 shares) of the outstanding common shares of TALIAC prior to the merger. As a result of the merger, the 34,295 outstanding shares of the Company previously held by TALIAC were retired and considered authorized but unissued stock of the merged entity. AEGON USA, Inc. exchanged its 223,500 common shares of the Company for 87,755 shares of a newly issued non-voting class of preferred stock of the merged entity, shares equivalent in value to that of the common shares previously held. Also in conjunction with the merger, the TALIAC stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALIAC into the Company, TOLIC received 316,955 shares of the merged entity, which was an equivalent fair market value of the TALIAC stock that was deemed cancelled. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TALIAC were carried forward to the merged company. Total capital and surplus of the Company was reduced by the value of the Company's stock held by TALIAC prior to the merger in the amount of $171,482.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Summarized financial information for the Company, TAC and TALIAC restated for periods prior to the mergers are as follows:

                             NINE MONTHS ENDED            PERIOD ENDED
                               SEPTEMBER 30                DECEMBER 31
                                  2005               2004              2003
                             -------------------------------------------------
                               UNAUDITED
Revenues:
  Company                    $  3,371,185       $  5,750,848       $  8,821,301
  TAC                                  --            152,450            171,400
  TALIAC                        2,857,854          4,013,098          4,829,689
Merger elimination                (51,949)                --                 --
                             --------------------------------------------------
As restated                  $  6,177,090       $  9,916,396       $ 13,822,390
                             ==================================================

Net income (loss):
  Company                    $     72,538       $    140,789       $    214,137
  TAC                                  --            (12,013)           (46,988)
  TALIAC                          158,430            138,389            (61,481)
Merger elimination                (51,949)                --                 --
                             --------------------------------------------------
As restated                  $    179,019       $    267,165       $    105,668
                             ==================================================


With respect to TAC, the period ended December 31, 2004, reflects revenues and net loss for the period January 1, 2004 through September 30, 2004 (date of merger with the Company).

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



                               SEPTEMBER 30              DECEMBER 31
                                  2005                      2004
                          ------------------------------------------
                                UNAUDITED
Assets:
  Company                      $ 43,871,399       $    44,084,752
  TALIAC                         25,439,677            25,543,641
  Merger elimination               (170,260)             (171,482)
                          ------------------------------------------
As restated                    $ 69,140,816       $    69,456,911
                          ==========================================

Liabilities:
  Company                      $ 42,406,844       $    42,220,417
  TALIAC                         24,476,492            24,665,883
  Merger elimination                (51,949)                   --
                          ------------------------------------------
As restated                    $ 66,831,387       $    66,886,300
                          ==========================================

Capital and surplus:
  Company                       $ 1,464,555       $     1,864,335
  TALIAC                            963,185               877,758
  Merger elimination               (118,311)             (171,482)
                          ------------------------------------------
As restated                     $ 2,309,429       $     2,570,611
                          ==========================================


NATURE OF BUSINESS

The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and the US Virgin Islands. Sales of the Company's products are primarily through the Company's agents and financial institutions.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

   Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

  All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative transactions used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

   Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

   Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.
                                                                              14

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Separate Accounts with Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not realizable.

   Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities as would be required under GAAP.

   Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC (SVO) has ascribed an NAIC designation of a 6), are reported at cost using the interest method.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value. Non-redeemable preferred stock are reported at fair value or lower of cost or fair value as determined by the SVO and related net unrealized capital gains/(losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies and mutual funds are carried at fair value and the related unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes. Common stocks of affiliated companies are carried at the GAAP basis equity in the underlying net assets.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Real estate occupied by the Company is reported at cost less allowances for depreciation. Real estate for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed principally by the straight-line method over the estimated useful lives of the properties.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Policy loans are reported at unpaid principal balances.

Other invested assets consist principally of investments in various joint ventures and limited partnerships and are recorded at equity in underlying net assets.

Other "admitted assets" are valued principally at cost.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and nonredeemable preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2005 and 2004, the Company excluded investment income due and accrued of $856 and $2,086, respectively, with respect to such practices.

The carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amount are recognized as realized losses on investments.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. The Company has recorded liabilities of $66,072 and $23,127 for these agreements as of December 31, 2005 and 2004, respectively. The reverse repurchase agreements are collateralized by government agency securities with book values of $68,279 and $24,600 as of December 31, 2005 and 2004, respectively. These securities have maturity dates that range from 2019 to 2028 and have a weighted average interest rate of 7.64%.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)




1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2005, securities with a book value of $8,504 and a market value of $8,468 were subject to dollar reverse repurchase agreements. These securities had an average interest rate of 6%. There were no outstanding dollar reverse repurchase agreements as of December 31, 2004.

The Company has an outstanding liability for borrowed money in the amount of $8,492 as of December 31, 2005 due to participation in dollar reverse repurchase agreements.

DERIVATIVE INSTRUMENTS

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as income in the statement of operations.


Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The carrying value of derivative instruments is reflected in either the other invested assets or the other liabilities line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2005 and 2004, derivatives in the amount of $108,923 and $247,510, respectively, were reflected in the other liabilities line within the financial statements.

AGGREGATE RESERVES FOR POLICIES AND CONTRACTS

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. The Company returns any portion of the final premium beyond the date of death.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to
13.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

REINSURANCE

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus (deficit) and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)



1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. Prior to 2004, these contracts were classified as life contracts in accordance with SSAP No. 50. During 2004, modifications were made to SSAP No. 50 such that these products should be classified as deposit-type contracts. As a result, the Company has changed its reserve classifications of these contracts as of January 1, 2004, with the change having no impact to the statement of operations during 2004.

SEPARATE ACCOUNTS

Separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with market value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)



1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $3,593,932, $3,133,505, and $3,600,917 in 2005, 2004, and
2003, respectively. In addition, the Company received $274,179, $248,269, and $201,048, in 2005, 2004 and 2003, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

PREMIUMS AND ANNUITY CONSIDERATIONS

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and revenues are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

STOCK OPTION AND STOCK APPRECIATION RIGHTS PLANS

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense of $359 and $613 for the years ended December 31, 2005 and 2004, respectively. In addition, the Company recorded an adjustment to unassigned surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $264 and $0, for years ended December 31, 2005 and 2004, respectively.

RECLASSIFICATIONS

Certain reclassifications have been made to the 2004 and 2003 financial statements to conform to the 2005 presentation.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


2. ACCOUNTING CHANGES

Effective January 1, 2003, the Company adopted SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change of accounting principle had no impact on capital and surplus as of January 1, 2003.

During 2003, the state of Missouri (the state of domicile for TAC prior to the merger into the Company) adopted Actuarial Guideline 38 through its adoption of the June 30, 2003 Accounting Practices and Procedures Manual. As such, the Company has adopted this guideline. Reserves as of January 1, 2003 under Actuarial Guideline 38, were increased by $31,957 and this amount has been recorded directly to unassigned surplus as the cumulative effect of a change in accounting principle.

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company's investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $6,668 at January 1, 2005.

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements are accounted for as collateralized lending. The cumulative effect

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


2. ACCOUNTING CHANGES (CONTINUED)

of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

3. CAPITAL STRUCTURE

The Company has 42,500 non-voting Series A shares and 87,755 non-voting Series B shares of preferred stock outstanding that are owned by AEGON. The par value of each class of preferred stock is $10 per share and the liquidation value of Series A is $1,365 per share and Series B is $10,000 per share. The per share liquidation values shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the Series A preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the Series B preferred shares shall be entitled to receive dividends equal to the rate of six percent of the issue price of the Series B preferred Stock. Holders of both series of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2005 and 2004, cumulative unpaid dividends relating to the preferred shares were $19,713 and $566, respectively.

The Company did not pay a common stock dividend to its parent company during 2005. During 2004, Transamerica Life Insurance and Annuity Company, which merged into the Company on October 1, 2005, paid $400,000 to its parent company, Transamerica Occidental Life Insurance Company. On September 29, 2005, the Company distributed $338,551 to its parent company of record on that date, AEGON USA, Inc, a return of additional paid-in capital. In addition, the Company distributed $9,500 as a return of additional paid-in capital to its preferred shareholder, AEGON USA, Inc., on September 29, 2005. On December 23, 2003, the Company paid $300,000 to its sole shareholder, Transamerica Holding Company, LLC, which was split between the common and preferred shares in the amount of $296,754 and $3,246, respectively.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


3. CAPITAL STRUCTURE (CONTINUED)

During 2002, the Company received $575,000 from Transamerica Holding Company, LLC, an affiliate, in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2005 and 2004, are as follows:

 DECEMBER 31, 2005
                                             BALANCE   INTEREST
                                 ORIGINAL OUT-STANDING   PAID      TOTAL
                     INTEREST     AMOUNT    AT END OF   CURRENT   INTEREST  ACCRUED
    DATE ISSUED        RATE      OF NOTES     YEAR       YEAR      PAID    INTEREST
-------------------------------------------------------------------------------------
September 30, 2002     6.0%     $  275,000 $  275,000  $ 16,500  $ 49,500 $   4,125
December 30, 2002      6.0         300,000    300,000    18,000    49,550     4,500
                               ------------------------------------------------------
Total                           $  575,000 $  575,000  $ 34,500  $ 99,050 $   8,625
                               ======================================================

DECEMBER 31, 2004
                                               BALANCE   INTEREST
                                 ORIGINAL   OUT-STANDING   PAID      TOTAL
                      INTEREST    AMOUNT      AT END OF  CURRENT   INTEREST  ACCRUED
     DATE ISSUED         RATE    OF NOTES       YEAR       YEAR      PAID    INTEREST
-------------------------------------------------------------------------------------
September 30, 2002       6.0%   $   275,000 $   275,000 $ 16,500  $ 33,000 $    4,125
December 30, 2002        6.0        300,000     300,000   18,000    31,550      4,500
                                -----------------------------------------------------
Total                           $   575,000 $   575,000 $ 34,500  $ 64,550 $    8,625
                                =====================================================


4. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


4. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

   Investment securities: Fair values for fixed maturity securities (including unaffiliated preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for unaffiliated common stock are based on quoted market prices.

   Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

   Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements.

   Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential for similar swap agreements.

   Receivable from parents, subsidiaries, and affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying amount.

   Separate account assets: The fair value of separate account assets are based on quoted market prices.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Separate account annuity liabilities: The fair value of separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

4. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                  DECEMBER 31
                                                       2005                            2004
                                         ------------------------------- -------------------------------
                                            CARRYING                          CARRYING
                                             AMOUNT         FAIR VALUE         AMOUNT      FAIR VALUE
                                         ------------------------------- -------------------------------
ADMITTED ASSETS
Cash and short-term investments            $    326,027   $     326,027    $  1,297,372   $   1,297,372
Bonds                                        35,851,715      36,567,997      38,482,147      40,054,963
Unaffiliated preferred stocks                   338,423         388,220         478,380         524,506
Unaffiliated common stocks                      267,414         267,414         240,451         240,451
Mortgage loans on real estate                 5,770,723       5,957,887       5,747,773       6,094,522
Policy loans                                    123,221         123,221         116,252         116,252
Interest rate caps                               25,728          25,728           5,686           5,692
Swaps                                          (134,522)        206,623        (253,196)        268,678
Receivable from parents, subsidiaries,
  and affiliates                                 54,261          54,261          92,399          92,399
Separate account assets                      23,662,198      23,662,198      20,962,873      20,962,873

LIABILITIES
Investment contract liabilities              31,328,893      31,505,905      34,263,359      34,671,681
Separate account annuity liabilities         20,215,086      20,215,643      18,197,204      18,206,201

5. INVESTMENTS

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

                                                                           GROSS       GROSS
                                                                        UNREALIZED   UNREALIZED
                                                               GROSS    LOSSES LESS  LOSSES 12      ESTIMATED
                                                CARRYING    UNREALIZED    THAN 12    MONTHS OR        FAIR
                                                 AMOUNT        GAINS      MONTHS       MORE           VALUE
                                           ---------------------------------------------------------------------
DECEMBER 31, 2005
Bonds:
  United States Government and agencies    $     467,041   $    2,503  $   1,377  $     4,954    $     463,213
  State, municipal, and other government         729,272       76,529     10,322        8,152          787,326
  Public utilities                             2,393,792      137,486     13,895        5,964        2,511,419
  Industrial and miscellaneous                22,146,828      858,567    181,175       79,549       22,744,672
  Mortgage and other asset-backed
    securities                                10,114,782       80,569     63,523       70,461       10,061,367
                                           ---------------------------------------------------------------------
                                              35,851,715    1,155,654    270,292      169,080       36,567,997
Unaffiliated preferred stocks                    338,423       52,580      1,780        1,003          388,220
                                           ---------------------------------------------------------------------
                                             $36,190,138   $1,208,234   $272,072     $170,083      $36,956,217
                                           =====================================================================


                                                                            GROSS        GROSS
                                                                         UNREALIZED    UNREALIZED
                                                               GROSS     LOSSES LESS   LOSSES 12   ESTIMATED
                                                CARRYING    UNREALIZED     THAN 12     MONTHS OR      FAIR
                                                 AMOUNT        GAINS       MONTHS         MORE       VALUE
                                           ---------------------------------------------------------------------
DECEMBER 31, 2004
Bonds:
  United States Government and agencies     $    868,930     $  5,933 $    4,793   $    1,600      $   868,470
  State, municipal, and other government         855,561       96,160      7,382        4,067          940,272
  Public utilities                             2,646,822      185,222      3,473        4,676        2,823,895
  Industrial and miscellaneous                23,134,716    1,263,496     75,089       58,729       24,363,390
  Mortgage and other asset-backed
    securities                                10,976,117      173,412     30,938       59,655       11,058,936
                                           ---------------------------------------------------------------------
                                              38,482,146    1,823,219    121,675      128,727       40,054,963
Affiliated preferred stocks                        1,102           --         --           --            1,102
Other preferred stocks                           478,380       46,783        657           --          524,506
                                           ---------------------------------------------------------------------
                                             $38,961,629   $1,870,002   $122,332     $128,727      $40,580,571
                                           =====================================================================


The Company held bonds and preferred stock at December 31, 2005 and 2004 with a carrying value of $61,497 and $74,289, respectively, and amortized cost of $83,913 and $87,082, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

At December 31, 2005, for securities that have been in a continuous loss position for greater than or equal to twelve months, the Company held 623 securities with a carrying value of $4,015,779 and an unrealized loss of $170,083 with an average price of 95.8 (NAIC market value/amortized cost). Of this portfolio, 93% was investment grade with associated unrealized losses of $134,004.

At December 31, 2005, for securities in an unrealized loss position less than twelve months, the Company held 1,663 securities with a carrying value of $12,911,044 and an unrealized loss of $272,072 with an average price of 97.8 (NAIC market value/amortized cost). Of this portfolio, 93.7% was investment grade with associated unrealized losses of $232,159.

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2005 and 2004 is as follows:

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)


                                                  LOSSES LESS      LOSSES 12
                                                   THAN 12         MONTHS OR
                                                    MONTHS           MORE        TOTAL
                                              -------------------------------------------------
DECEMBER 31, 2005
Bonds:
  United States Government and agencies         $    141,244  $    170,403      $    311,647
  State, municipal and other government               60,165        97,138           157,303
  Public utilities                                   143,598       704,324           847,922
  Industrial and miscellaneous                     1,978,492     7,468,676         9,447,168
  Mortgage and other asset-backed securities       1,501,842     4,137,743         5,639,585
                                              -------------------------------------------------
                                                   3,852,341    12,578,284        16,403,625
Other preferred stocks                                20,355        60,688            81,043
                                              -------------------------------------------------
                                                $  3,845,696  $ 12,638,972       $16,484,668
                                              =================================================


                                                 LOSSES LESS       LOSSES 12
                                                   THAN 12         MONTHS OR
                                                    MONTHS           MORE        TOTAL
                                              -------------------------------------------------
DECEMBER 31, 2004
Bonds:
  United States Government and agencies          $   351,590  $    102,154       $   453,744
  State, municipal and other government               37,238        56,603            93,841
  Public utilities                                   268,419       145,819           414,238
  Industrial and miscellaneous                     3,832,278     1,203,626         5,035,904
  Mortgage and other asset-backed securities       3,614,254       782,497         4,396,751
                                              -------------------------------------------------
                                                   8,103,779     2,290,699        10,394,478
Other preferred stocks                                31,563            --            31,563
                                              -------------------------------------------------
                                                 $ 8,135,342  $  2,290,699       $10,426,041
                                              =================================================


The carrying amounts and estimated fair values of bonds at December 31, 2005, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

                                                                          CARRYING          ESTIMATED
                                                                           AMOUNT           FAIR VALUE
                                                                    ------------------------------------
Due in one year or less                                               $    1,024,634   $    1,027,408
Due after one year through five years                                      9,871,760        9,969,591
Due after five years through ten years                                     8,626,847        8,780,298
Due after ten years                                                        6,213,692        6,729,333
                                                                    ------------------------------------
                                                                          25,736,933       26,506,630
Mortgage and other asset-backed securities                                10,114,782       10,061,367
                                                                    ------------------------------------
                                                                       $  35,851,715    $  36,567,997
                                                                    ====================================

A detail of net investment income is presented below:

                                                                   YEAR ENDED DECEMBER 31
                                                           2005            2004             2003
                                                     ---------------------------------------------------
Interest on bonds and preferred stocks                   $2,077,785      $2,045,143       $2,062,944
Dividends on equity investments                               3,688          32,448           35,360
Interest on mortgage loans                                  383,849         349,988          311,376
Rental income on real estate                                  4,871           6,625            7,828
Interest on policy loans                                      9,277           6,903            6,293
Derivatives                                                 (29,658)        (21,395)         (22,920)
Other                                                        77,484          67,759           (3,281)
                                                     ---------------------------------------------------
Gross investment income                                   2,527,296       2,487,471        2,397,600

Less investment expenses                                   (137,242)       (106,722)        (103,677)
                                                     ---------------------------------------------------
Net investment income                                    $2,390,054      $2,380,749       $2,293,923
                                                     ===================================================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)



5. INVESTMENTS (CONTINUED)

Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

                                                                   YEAR ENDED DECEMBER 31
                                                           2005            2004             2003
                                                     ---------------------------------------------------
Proceeds                                                 $23,512,439    $27,382,644      $37,245,119
                                                     ===================================================

Gross realized gains                                    $    291,791   $    377,571     $    613,253
Gross realized losses                                       (203,370)      (170,327)        (394,929)
                                                     ---------------------------------------------------
Net realized gains                                     $      88,421   $    207,244      $   218,324
                                                     ===================================================



Gross realized losses for the years ended December 31, 2005, 2004 and 2003 include $42,184, $41,722 and $172,815, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.

At December 31, 2005, investments with an aggregate carrying value of $58,331 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains/losses on investments and change in net unrealized capital gains/losses on investments are summarized below:

                                                                             REALIZED
                                                           ---------------------------------------------
                                                                      YEAR ENDED DECEMBER 31
                                                                  2005          2004           2003
                                                           ---------------------------------------------
Bonds and preferred stocks                                      $ 88,421     $ 207,244     $  218,324
Equity securities                                                 (4,465)        9,300          4,260
Mortgage loans on real estate                                     (3,054)      (12,719)           (83)
Real estate                                                        2,538         6,320          1,248
Short-term investments                                                (7)        2,113             --
Derivatives                                                      (27,493)      (37,464)       (74,660)
Other invested assets                                             69,851        40,595        (16,511)
                                                           ---------------------------------------------
                                                                 125,791       215,389        132,578

Tax effect                                                       (53,227)      (50,818)       (70,496)
Transfer to interest maintenance reserve                         (63,341)      (98,780)      (200,033)
                                                           ---------------------------------------------
Net realized capital gains (losses) on investments             $   9,223    $   65,791    $  (137,951)
                                                           =============================================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

                                                                      CHANGE IN UNREALIZED
                                                          ----------------------------------------------
                                                                     YEAR ENDED DECEMBER 31
                                                               2005           2004           2003
                                                          ----------------------------------------------
Bonds                                                         $(112,374)     $  54,762     $  148,028
Preferred stocks                                                  1,816          8,029           (294)
Common stocks                                                     5,085         14,629         12,952
Affiliated entities                                               2,619         57,132        (77,012)
Mortgage loans on real estate                                        --             --        (28,842)
Other invested assets                                            58,498        (33,808)        (3,337)
Derivative instruments                                           88,809        (40,228)       (56,483)
                                                          ----------------------------------------------
Change in net unrealized capital gains/losses                $   44,453      $  60,516       $ (4,988)
                                                          ==============================================


Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

                                                                                       DECEMBER 31
                                                                                   2005           2004
                                                                            -------------------------------

   Unrealized gains                                                              $35,911        $30,587
   Unrealized losses                                                              (3,424)        (3,186)
                                                                            -------------------------------
   Net unrealized gains                                                          $32,487        $27,401
                                                                            ===============================



During 2005, the Company issued mortgage loans with interest rates ranging from 4.25% to 7.41% for commercial loans and 6.35% to 7.60% for agricultural loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 89%. Mortgage loans with a carrying amount of $132 were non-income producing for the previous 180 days. Accrued interest of $119 related to these mortgage loans was excluded from investment income at December 31, 2005. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

At December 31, 2005 and 2004, the carry amounts of impaired loans with a related allowance for credit losses were $105 and $17,978, respectively, with associated allowances of $104 and $8,184, respectively. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2005 or 2004. The average recorded investment in impaired loans during 2005 and 2004 was $4,766 and $65,840, respectively.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized interest income on impaired loans of $110 and $3,077 for the years ended December 31, 2005 and 2004, respectively. Interest income in the amount of $126 and $5,672 was recognized on a cash basis for years ended December 31, 2005 and 2004, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

                                                                         YEAR ENDED DECEMBER 31
                                                                      2005          2004           2003
                                                               --------------------------------------------
   Balance at beginning of period                                   $  8,184      $  8,363       $  1,863
   Additions, net charged to operations                                  838        13,234          6,500
   Reduction due to write-downs charged against the allowance          7,612         6,300             --
   Recoveries in amounts previously charged off                        1,306         7,113             --
                                                               --------------------------------------------
   Balance at end of period                                         $    104      $  8,184       $  8,363
                                                               ============================================


At December 31, 2005 and 2004, the Company had recorded investments in restructured securities of $15,354 and $24,208, respectively. There were no capital losses taken as a result of such restructurings. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

At December 31, 2005 and 2004, the Company had loans of $0 and $64, respectively, for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2005 and 2004 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

At December 31, 2005 and 2004, the Company held a mortgage loan loss reserve in the AVR of $143,121 and $113,662, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

              GEOGRAPHIC DISTRIBUTION                            PROPERTY-TYPE DISTRIBUTION
---------------------------------------------------- ----------------------------------------------------
                                   DECEMBER 31                                         DECEMBER 31
                                 2005       2004                                     2005       2004
                              ----------------------                              -----------------------
South Atlantic                     23%        22%    Office                           36%        37%
Pacific                            21         20     Industrial                       20         21
Mountain                           17         17     Apartment                        19         20
E. North Central                   13         16     Retail                           18         16
Middle Atlantic                    12         11     Other                             4          3
W. North Central                    7          6     Agriculture                       2          2
W. South Central                    3          3     Medical                           1          1
E. South Central                    2          3
New England                         2          2

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 17 1/2 years for forecasted hedge transactions. For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be market to market through surplus. For the year ended December 31, 2005, none of the Company's cash flow hedges has been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2005 and 2004, the Company has recorded $14,928 and $69, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss. The Company did not recognize any unrealized gains or losses during 2005 or 2004 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.


An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments. The Company may also invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap/floor contracts.

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. At December 31, 2005 and 2004, the Company had replicated assets with a fair value of $257,592 and $220,517, respectively, and credit default swaps with a fair value of $655 and $469, respectively. During the years ended December 31, 2005, 2004, and 2003, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead. As of December 31, 2005, the fair value of all contracts, aggregated at a counterparty level, with a positive and negative fair value amounted to $380,956 and $148,605, respectively.

At December 31, 2005 and 2004, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                              NOTIONAL AMOUNT
                                                                    ------------------------------------
                                                                             2005              2004
                                                                    ------------------------------------
Derivative securities:
  Interest rate and currency swaps:
    Receive fixed -- pay floating                                         $6,049,495       $6,687,078
    Receive floating -- pay fixed                                          5,177,710        5,763,272
    Receive floating (uncapped) -- pay floating (capped)                   2,252,501        2,891,170
  Interest rate cap agreement                                              4,503,253           30,854
  Interest rate floor agreements                                                  --          160,500

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)


6. REINSURANCE

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                                 YEAR ENDED DECEMBER 31
                                                           2005             2004              2003
                                                  ------------------------------------------------------
Direct premiums                                        $6,263,720        $6,613,440       $9,743,189
Reinsurance assumed -- non affiliates                     118,163             4,135           28,199
Reinsurance assumed -- affiliates                           4,151           606,996          155,918
Reinsurance ceded -- non affiliates                      (143,292)         (154,630)        (225,402)
Reinsurance ceded -- affiliates                        (1,137,525)         (728,691)         (58,488)
                                                  ------------------------------------------------------
Net premiums earned                                    $5,105,217        $6,341,250       $9,643,416
                                                  ======================================================


The Company received reinsurance recoveries in the amount of $207,157, $246,616, and $308,400 during 2005, 2004, and 2003, respectively. At December 31, 2005 and 2004, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $13,626 and $15,175, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2005 and 2004 of $2,954,515 and $1,981,259, respectively.

At December 31, 2005 and 2004, amounts recoverable from unaffiliated unauthorized reinsurers of $1,497 and $2,089, respectively, and reserve credits for reinsurance ceded of $28,971 and $31,484, respectively were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $32,063 and $37,230 at December 31, 2005 and 2004, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

6. REINSURANCE (CONTINUED)

During 2001, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts. The gain from this transaction of $13,674 was credited directly to unassigned surplus. During 2005, 2004, and 2003, $1,437 $1,480 and $1,525,
respectively, of the initial gain were amortized into earnings, with a corresponding charge to unassigned surplus.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $33,042, which was credited directly to unassigned surplus. During 2005, 2004 and 2003, the Company has amortized $3,304, $3,304 and $3,304, respectively, into earnings with a corresponding charge to unassigned surplus. The Company has a liability for funds held under reinsurance of $625,459 and $31,080 at December 31, 2005 and December 31, 2004, respectively.

During 2003, the Company recaptured a block of business ceded to a non-affiliated company. The recapture resulted in no consideration received by or paid to the Company. This recapture resulted in a pre-tax loss of $3,323, which was recorded in the statement of operations. The loss was offset by the release of liability for unauthorized reinsurance and non-admitted assets related to the reinsurance treaty of $3,208, which were credited directly to unassigned surplus.

During 2003, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd, an affiliate. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,608 and the reserve credit taken of $6,188 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $256, $266 and $275 into earnings during 2005, 2004 and 2003, respectively, with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $3,000.

During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $12,906 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

6. REINSURANCE (CONTINUED)

be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded directly to the unassigned surplus on a net of tax basis. The initial mod-co transaction of $1,587,431 is included separately in the revenue and expense sections of the Company's statement of operations for 2003. During 2005, 2004 and 2003, the Company has amortized $985, $6,979 and $9,473, respectively, of the initial gain into earnings with a corresponding charge to unassigned surplus.

The Company has historically been a party to various reinsurance transactions with MEGA Life and Health Insurance Co. and its affiliates ("MEGA") related to certain accident and health business. During 2003, the Company entered into several reinsurance transactions and novations of certain underlying policies such that all risks associated with these treaties and policies have been ceded to MEGA. No gain or loss was recognized related to these transactions.

During 2004, the Company entered into another reinsurance transaction to cede the new production of certain fixed annuity contracts to Transamerica International Re (Ireland) Ltd, an affiliate of the Company, on a funds withheld basis. The Company ceded premiums of $861,776 and $677,733 during 2005 and 2004, respectively, and has taken a reserve credit of $1,419,368 and $650,613 at December 31, 2005 and 2004, respectively. The Company has a liability for funds held under reinsurance of $1,364,943 and $620,934 at December 31, 2005 and December 31, 2004, respectively. The consummation of this treaty caused no initial gain or loss.

On July 1, 2004, the Company recaptured the business it had ceded to TOLIC. The Company received $286,705 as consideration for this recapture, which has been included in the Company's statement of operations. The change in reserves of $293,942 related to the recapture has been reported in the statement of operations. This transaction reduced funds held under coinsurance and other reinsurance treaties by $286,754 during 2004.

On October 1, 2004, the Company recaptured the business it had ceded under a reinsurance treaty with First AUSA Life Insurance Company, an affiliate. The Company received $643,279 as consideration for this recapture, which has been included in the Company's statement of operations. The change in reserves of $643,279 related to the recapture has been reported in the statement of operations as an increase in reserves.

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)


7. INCOME TAXES

The main components of net deferred income taxes are as follows:

                                                               DECEMBER 31
                                                        2005                 2004
                                                 ---------------------------------------
Deferred income tax assets:
  Guaranty funds                                      $   6,156          $   5,770
  Non-admitted assets                                     2,813              2,331
  807(f) assets                                           8,195              4,868
  Deferred acquisition costs                            212,840            210,148
  Reserves                                              100,065             94,755
  Unrealized capital losses                              65,081             60,665
  Derivatives                                            60,941                 --
  Deferred intercompany losses                            1,918             25,031
  Other                                                   6,798              7,257
                                                 ---------------------------------------
Total deferred income tax assets                      $ 464,807          $ 410,825
                                                 =======================================

Deferred income tax assets -- nonadmitted             $ 169,345          $ 154,668
                                                 =======================================
Deferred income tax liabilities:
  Unrealized capital gains                            $ 140,564          $ 123,493
  807(f) liability                                        4,182              2,508
  Accrued dividends                                       4,447                 --
  Deferred intercompany gains                            11,524             37,177
  Partnerships                                           17,745            (16,678)
  Other                                                     608              8,308
                                                 ---------------------------------------
Total deferred income tax liabilities                 $ 179,070          $ 154,808
                                                 =======================================

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)


7. INCOME TAXES (CONTINUED)

The change in net deferred income tax assets and deferred income tax assets -- nonadmitted are as follows:

                                                                           YEAR ENDED DECEMBER 31
                                                                      2005          2004          2003
                                                                 -------------------------------------------
Change in net deferred income tax asset                            $29,720      $(43,530)    $ (98,414)
                                                                 ===========================================
Change in deferred income tax assets - nonadmitted                 $14,677      $(21,192)    $ (55,677)
                                                                 ===========================================



Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

                                                               YEAR ENDED DECEMBER 31
                                                      2005                2004               2003
                                             -----------------------------------------------------------
Income tax computed at federal statutory
  rate (35%)                                        $102,803            $97,892            $105,259
  Deferred acquisition costs -- tax basis              3,237             14,810              15,082
  Depreciation                                            --                 53                (112)
  Dividends received deduction                       (22,887)            (8,511)             (4,005)
  IMR amortization                                   (13,821)           (11,515)             (6,768)
  Investment income items                             (9,159)            (4,233)             (7,787)
  Low income housing credits                          (5,138)            (5,215)             (6,035)
  Limited partnerships book/tax difference            (2,477)            13,641               3,129
  Prior year over accrual                            (22,832)             2,409             (31,195)
  Tax contingencies                                      930              4,845               7,441
  Prior year receivable                              (18,578)           (18,578)            (18,578)
  Reinsurance transactions                            (2,094)            (5,049)              1,830
  Tax credits                                           (716)              (218)               (892)
  Tax reserve adjustment                              (3,549)               242                (664)
  Other                                               (1,417)            (2,256)                415
                                             -----------------------------------------------------------
Federal income tax expense                         $   4,302            $78,317            $ 57,120
                                             ===========================================================

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)


7. INCOME TAXES (CONTINUED)

Effective October 1, 2005, the Company joined in a consolidated income tax return filing with TOLIC. Prior to that date, the Company filed a consolidated tax return with its indirect parent company, AEGON US Holding Corporation. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income. In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis.

The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. The examination fieldwork for 2001 through 2003 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination of 2004 is scheduled to begin in 2006.

Effective October 1, 2005, the Company was the surviving company in a merger with Transamerica Life Insurance and Annuity Company (TALIAC). An examination of TALIAC's federal income tax returns by the Internal Revenue Service is underway for the calendar years 2002, 2003 and 2004.

Income taxes incurred during 2005, 2004 and 2003 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $159,090, $124,669 and $128,053, respectively.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). Effective October 1, 2005, the Company was a surviving company in a merger with TALIAC. No federal income taxes have been provided for in the financial statements on income deferred in the PSA of the surviving company ($20,260 at December 31, 2005). Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the policyholder surplus account balance on a tax free basis. Prior to the merger with TALIAC, the Company made a distribution from the policyholder surplus account which reduced its balance to $0 ($20,387 at December 31, 2004). The balance of the

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)



7. INCOME TAXES (CONTINUED)

Company's PSA as of December 31, 2005 is $20,260, which is a carryover from TALIAC's pre-merger PSA balance. If a balance remains after 2006, to the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable (after 2006), the tax thereon computed at the current rates would amount to approximately $7,091.

8. POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

                                                                      DECEMBER 31
                                                          2005                           2004
                                              ------------------------------ ------------------------------
                                                                 PERCENT                        PERCENT
                                                   AMOUNT       OF TOTAL          AMOUNT       OF TOTAL
                                              ------------------------------ ------------------------------
Subject to discretionary withdrawal with
  market value adjustment                   $   4,137,425           7%     $   5,145,819            9%
Subject to discretionary withdrawal at
  book value less surrender charge              5,194,249           9          8,960,598           16
Subject to discretionary withdrawal at
  market value                                 19,641,958          34         17,492,878           30
Subject to discretionary withdrawal at
  book value (minimal or no charges or
  adjustments)                                 16,625,467          29         13,920,011           24
Not subject to discretionary withdrawal
  provision                                    12,093,715          21         12,421,475           21
                                           ------------------------------ ------------------------------
Total gross                                    57,692,814         100%        57,940,781          100%
                                                             ===========                     ===========
Less reinsurance ceded                         2,590,225                      1,867,055
                                           -----------------              -----------------
Total net policy reserves on annuities
  and deposit-type liabilities              $ 55,102,589                   $ 56,073,726
                                           =================              =================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

Included in the liability for deposit-type contracts at December 31, 2005 and 2004 are $3,450,000 and $4,237,000, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance is used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2005, the contractual maturities were: 2006 - $1,242,000; 2007 - $1,373,000; 2008 - $0; 2009 - $368,000; 2010 - $55,000, and
thereafter - $412,000.

The Company's liability for deposit-type contracts includes GIC's and funding agreements assumed from Monumental Life Insurance Company, an affiliate. The liabilities assumed are $4,218,445 and $5,007,410 at December 31, 2005 and 2004, respectively.

Separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these are carried at market value. The life insurance policies typically provide a guaranteed minimum death benefit. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2005 and 2004 is as follows:

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)



8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)


                                             NONINDEXED
                                             GUARANTEED       NONINDEXED
                                            LESS THAN OR      GUARANTEED       NONGUARANTEED
                                            EQUAL TO 4%      MORE THAN 4%    SEPARATE ACCOUNT         TOTAL
                                         --------------------------------------------------------------------------
Premiums, deposits, and other
  considerations for the year ended
  December 31, 2005                           $    7,756        $       --      $  3,592,608      $  3,600,364
                                         ==========================================================================

Reserves for separate accounts with
 assets at:
  Fair value                                  $       --        $       --      $ 22,429,774      $ 22,429,774
  Amortized cost                                 472,193           136,956                --           609,149
                                         --------------------------------------------------------------------------
Total at December 31, 2005                    $  472,193        $  136,956      $ 22,429,774      $ 23,038,923
                                         ==========================================================================

Reserves for separate accounts by
 withdrawal characteristics at
  December 31, 2005:
   Subject to discretionary withdrawal:
    With market value adjustment              $       --        $  136,956      $         --      $    136,956
    At book value without market
      value adjustment and with current
      surrender charge of 5% or more                  --                --                --                --
    At fair value                                     --                --        22,429,774        22,429,774
    At book value without market
      value adjustment and with current
      surrender charge of less than 5%           436,447                --                --           436,447
  Not subject to discretionary
    withdrawal                                    35,746                --                --            35,746
                                         --------------------------------------------------------------------------
  Total separate account liabilities at
    December 31, 2005                         $  472,193        $  136,956      $ 22,429,774      $ 23,038,923
                                         ==========================================================================


                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)


                                             NONINDEXED
                                             GUARANTEED       NONINDEXED
                                            LESS THAN OR      GUARANTEED       NONGUARANTEED
                                            EQUAL TO 4%      MORE THAN 4%    SEPARATE ACCOUNT         TOTAL
                                         --------------------------------------------------------------------------
Premiums, deposits, and other
  considerations for the year ended
  December 31, 2004                         $     11,643        $       --     $   3,125,541     $   3,137,184
                                         ==========================================================================

Reserves for separate accounts with
 assets at:
  Fair value                                $         --        $       --     $  19,631,255     $  19,631,255
  Amortized cost                                 450,201           255,701                --           705,902
                                         --------------------------------------------------------------------------
Total at December 31, 2004                  $    450,201        $  255,701     $  19,631,255     $  20,337,157
                                         ==========================================================================

Reserves for separate accounts by
 withdrawal characteristics at
  December 31, 2004:
   Subject to discretionary withdrawal:
    With market value adjustment            $         --        $  255,701     $      65,384     $     321,085
    At book value without market
       value adjustment and with
       current surrender charge of 5%
       or more                                        --                --                --                --
    At fair value                                     --                --        19,565,871        19,565,871
    At book value without market
       value adjustment and with
       current surrender charge of less
       than 5%                                   418,070                --                --           418,070
  Not subject to discretionary
     withdrawal                                   32,131                --                --            32,131
                                         --------------------------------------------------------------------------
  Total separate account liabilities at
    December 31, 2004                       $    450,201        $  255,701     $  19,631,255     $  20,337,157
                                         ==========================================================================


                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                             NONINDEXED
                                             GUARANTEED       NONINDEXED
                                            LESS THAN OR      GUARANTEED       NONGUARANTEED
                                             EQUAL TO 4%     MORE THAN 4%    SEPARATE ACCOUNT         TOTAL
                                          -------------------------------------------------------------------------
Premiums, deposits, and other
  considerations for the year ended
  December 31, 2003                           $    10,816     $     4,750     $    3,582,463       $ 3,598,029
                                          =========================================================================

Reserves for separate accounts with
 assets at:
  Fair value                                  $        --     $        --     $   16,849,560       $16,849,560
  Amortized cost                                  412,985         308,856                 --           721,841
                                          -------------------------------------------------------------------------
Total at December 31, 2003                    $   412,985     $   308,856     $   16,849,560       $17,571,401
                                          =========================================================================

Reserves for separate accounts by
 withdrawal characteristics at
  December 31, 2003:
  Subject to discretionary withdrawal:
    With market value adjustment              $        --     $   255,701     $       65,384       $   321,085
    At book value without market value
       adjustment and with current
       surrender charge of 5% or more                  --              --                 --                --
    At fair value                                      --              --         19,565,871        19,565,871
    At book value without market value
       adjustment and with current
       surrender charge of less than 5%           418,070              --                 --           418,070
  Not subject to discretionary withdrawal          32,131              --                 --            32,131
                                          -------------------------------------------------------------------------
  Total separate account liabilities at
    December 31, 2003                         $   450,201     $   255,701     $   19,631,255       $20,337,157
                                          =========================================================================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                     YEAR ENDED DECEMBER 31
                                                                 2005           2004           2003
                                                          ----------------------------------------------
Transfers as reported in the summary of operations of
 the separate accounts statement:
    Transfers to separate accounts                            $3,593,915     $3,133,299     $3,600,917
    Transfers from separate accounts                          (2,235,232)    (2,116,915)    (1,185,184)
                                                          ----------------------------------------------
Net transfers to separate accounts                             1,358,683      1,016,384      2,415,733

Miscellaneous reconciling adjustments                              6,833          5,805          7,034
                                                          ----------------------------------------------
Transfers as reported in the summary of operations of
  the life, accident and health annual statement              $1,365,516     $1,022,189     $2,422,767
                                                          ==============================================


At December 31, 2005 and 2004, the Company had separate account annuities with guaranteed benefits as follows:

                                                         SUBJECTED                        REINSURANCE
                                                          ACCOUNT         AMOUNT OF         RESERVE
     BENEFIT AND TYPE OF RISK                              VALUE        RESERVE HELD        CREDIT
---------------------------------------------------------------------------------------------------------
DECEMBER 31, 2005
   Minimum guaranteed death benefit                     $13,441,966       $148,186        $25,827
   Minimum guaranteed income benefit                      8,303,742        111,898          6,973
   Guaranteed premium accumulation fund                      61,322          8,875             --
   Minimum guaranteed withdrawal benefit                  1,257,973          7,002         (4,448)

DECEMBER 31, 2004
   Minimum guaranteed death benefit                     $12,708,701       $123,555        $30,342
   Minimum guaranteed income benefit                      8,273,717         93,888          2,760
   Guaranteed premium accumulation fund                      79,525          8,066             --
   Minimum guaranteed withdrawal benefit                    448,821          1,612         (1,255)

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

For Variable Annuities with Guaranteed Living Benefits (VAGLB), which includes minimum guaranteed income, minimum guaranteed withdrawal, and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2005 and 2004, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                                 GROSS       LOADING      NET
                                               ---------------------------------
DECEMBER 31, 2005
 Life and annuity:
  Ordinary direct first year business            $ 3,520     $ 2,463     $ 1,057
  Ordinary direct renewal business                21,815       7,026      14,789
  Group life direct business                       3,233       2,347         886
                                               ---------------------------------
Total life and annuity                            28,568      11,836      16,732
Accident and health:
  Direct                                           4,422          --       4,422
                                               ---------------------------------
Total accident and health                          4,422          --       4,422
                                               ---------------------------------
                                                 $32,990     $11,836     $21,154
                                               =================================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

DECEMBER 31, 2004                                           GROSS          LOADING           NET
                                                       -------------------------------------------------
Life and annuity:
  Ordinary direct first year business                      $  3,703       $  2,524         $  1,179
  Ordinary direct renewal business                           22,497          7,133           15,364
  Group life direct business                                  4,190          2,800            1,390
                                                       -------------------------------------------------
Total life and annuity                                       30,376         12,414           17,933
Accident and health:
  Direct                                                      3,053             --            3,053
                                                       -------------------------------------------------
Total accident and health                                     3,053             --            3,053
                                                       -------------------------------------------------
                                                            $33,429        $12,414          $20,986
                                                       =================================================


At December 31, 2005 and 2004, the Company had insurance in force aggregating $1,023,533 and $1,175,628, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $29,615 and $34,797 to cover these deficiencies at December 31, 2005 and 2004, respectively.

During 2004, the Company made a correction in the guaranteed nonforfeiture interest rate on certain universal life contracts. This caused a decrease in reserves of $1,423, which was credited to capital and surplus.

During 2003, the Company upgraded its reserve valuation system for fixed deferred annuities and variable annuities. The valuation system upgrade, which provides for more precise calculations, caused general account reserves to decrease by $3,572 and separate account reserves to increase by $4,681. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate accounts are included in the change in surplus in separate accounts in the 2003 statement of changes in capital and surplus.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


9. DIVIDEND RESTRICTIONS

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2006, without the prior approval of insurance regulatory authorities, is $289,422.

During 2003, upon approval of insurance regulatory authorities, the Company paid $300,000 to its parent company. This payment consisted of a dividend of $45,700 and a return of additional paid-in-capital of $254,300.

During 2004, the Company received a capital contribution of $490,000. During 2003, the Company received a capital contribution of $200,000 in cash from the parent company of TALIAC, TOLIC, and $80,000 from the Company's parent at that time, Transamerica Holding Company, LLC.

During 2004, the Company paid a dividend of $400,000 to TOLIC.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2005, the Company meets the RBC requirements.

10. RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. The Company's allocation of pension expense for each of the years ended December 31, 2005, 2004, and 2003 was $2,789, $1,417, and $1,658, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

10. RETIREMENT AND COMPENSATION PLANS (CONTINUED)

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Benefits expense of $1,515, $620, and $637 were allocated for the years ended December 31, 2005, 2004, and 2003, respectively.

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2005, 2004, and 2003 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans, calculated on the pay-as-you-go basis, are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $273, $172, and $166 for the years ended December 31, 2005, 2004, and 2003, respectively.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

During 2005, 2004 and 2003, the Company sold $10,788, $23,460, and $22,970, respectively, of agent balances without recourse to an affiliated company. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc.
(MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales.

12. RELATED PARTY TRANSACTIONS

The Company is party to a common cost allocation service arrangement between AEGON USA, Inc. companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company's mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2005, 2004, and 2003, the Company paid $82,913, $95,876 and $142,703, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate. During 2005, 2004, and 2003, the Company paid net interest of $14,352, $1,943, and $1,988, respectively, to affiliates.

At December 31, 2005, the Company held two short-term notes receivable in the amount of $39,500 and $2,000, from AEGON USA, Inc., an affiliate, which are due on or before December 28, 2006 and December 30, 2006, respectively. These notes receivable are reported in aggregate as a receivable from parent, subsidiaries and affiliates on the balance sheet. At December 31, 2004, the Company reported $47,800 short-term notes receivable from Monumental Life Insurance Company, an affiliate, which was due December 23, 2005. Interest on these notes accrues based on the 30-day commercial paper rate at the time of issuance.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

12. RELATED PARTY TRANSACTIONS (CONTINUED)

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $245,922 and $236,425 at December 31, 2005 and 2004, respectively.

13. COMMITMENTS AND CONTINGENCIES

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $5,513,354 as of December 31, 2005. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

The Company has also provided a guarantee for the obligations of non-insurance affiliates. These entities accept assignments of structured settlement payment obligations from other insurers and purchases structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

At December 31, 2005, 2004, and 2003, the Company had entered into an agreement with commitment amounts of $21,090, $21,090, and $37,670, respectively, for which it was paid a fee to provide credit enhancement and standby liquidity asset purchase agreements on municipal variable rate demand note facilities. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

At December 31, 2005 and 2004, the net amount of securities being acquired on a to be announced basis was $3,043 and $1,393,579, respectively.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Company may pledge assets as collateral for derivative transactions. At December 31, 2005, the Company has pledged invested assets with a carrying value and market value of $2,644 and $2,697, respectively, in conjunction with these transactions.

Assets in the amount of $1,090,893 and $1,530,302 as of December 31, 2005 and 2004, respectively, were pledged as collateral in conjunction with funding agreements associated with the Federal Home Loan Bank.

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102 or 105% of the fair market value of the loaned securities as of the transaction date for domestic or international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 102 or 105% of the fair value of the loaned domestic or international securities. This additional collateral, along with the collateral already held in connection with the lending transaction, is at least equal to 102 or 105% of the fair value of the loaned domestic or international securities, respectively. The agreement does not allow rehypothication of collateral by any party involved but does allow cash collateral to be invested in reverse repurchase agreements. At December 31, 2005 and 2004, the value of securities loaned amounted to $1,237,883 and $1,229,581, respectively.

The Company has contingent commitments for $645,650 and $307,314 at December 31, 2005 and 2004, respectively, for joint ventures, partnerships, and limited liability companies.

At December 31, 2005 and 2004, the Company has mortgage loan commitments of $64,863 and $159,545, respectively.

At December 31, 2004, the Company has outstanding private placement commitments of $32,000. No such commitments existed at December 31, 2005.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $18,520 and $16,615 and an offsetting premium tax benefit of $7,075 and $7,122 at December 31, 2005 and 2004, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $286, $365, and $56 for the years ended December 31, 2005, 2004, and 2003, respectively.

In the normal course of business, the Company has obtained letters of credit of $1,010 for the benefit of non affiliated companies that have reinsured business to the Company where the ceding companies state of domicile does not recognize the Company as an authorized reinsurer.

                            Statutory-Basis Financial
                               Statement Schedules

                       Transamerica Life Insurance Company


                      Summary of Investments -- Other Than
                         Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2005

SCHEDULE I


                                                                                         AMOUNT AT WHICH
                                                                                           SHOWN IN THE
                                                                            MARKET        BALANCE SHEET
                 TYPE OF INVESTMENT                       COST (1)           VALUE
-----------------------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
   United States Government and government agencies
     and authorities                                      $   471,422       $   467,973      $   471,422
   States, municipalities and political subdivisions        1,087,998         1,089,051        1,087,998
   Foreign governments                                        515,026           564,627          515,026
   Public utilities                                         2,393,792         2,511,419        2,393,792
   All other corporate bonds                               31,383,477        31,934,927       31,383,477
Redeemable preferred stocks                                   338,423           388,220          338,423
                                                     ------------------------------------------------------
Total fixed maturities                                     36,190,138        36,956,217       36,190,138

EQUITY SECURITIES
Common stocks:
   Public utilities                                             1,177             1,818            1,818
   Banks, trust and insurance                                  73,381            74,766           74,766
   Industrial, miscellaneous and all other                    160,369           190,830          190,830
                                                     ------------------------------------------------------
Total equity securities                                       234,927           267,414          267,414

Mortgage loans on real estate                               5,770,723                          5,770,723
Real estate                                                    34,521                             34,521
Policy loans                                                  123,221                            123,221
Other long-term investments                                 1,116,749                          1,116,749
Cash and short-term investments                               326,027                            326,027
                                                     -------------------                -------------------
Total investments                                         $43,796,305                        $43,828,793
                                                     ===================                ===================


 (1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                       Transamerica Life Insurance Company


                       Supplementary Insurance Information
                             (Dollars in Thousands)

SCHEDULE III



                                        FUTURE POLICY                  POLICY AND
                                        BENEFITS AND     UNEARNED       CONTRACT    PREMIUM REVENUE
                                          EXPENSES       PREMIUMS      LIABILITIES
                                       ------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
Individual life                          $ 3,733,738   $       --        $21,092        $  658,856
Individual health                            562,473       11,670         22,345           126,590
Group life and health                        411,648        3,611         28,479           128,286
Annuity                                   26,901,713           --          5,628         4,191,485
                                       ------------------------------------------------------------
                                         $31,609,572   $   15,281        $77,544        $5,105,217
                                       ============================================================

YEAR ENDED DECEMBER 31, 2004
Individual life                          $ 3,722,730   $       --        $18,826        $1,109,335
Individual health                            481,153       11,264         20,082           125,322
Group life and health                        371,785        3,678         26,399           133,651
Annuity                                   28,876,607           --             --         4,972,942
                                       ------------------------------------------------------------
                                         $33,452,275   $   14,942        $65,307        $6,341,250
                                       ============================================================

YEAR ENDED DECEMBER 31, 2003
Individual life                          $ 3,345,082   $       --        $14,877        $  558,828
Individual health                            381,477       11,590         15,488           117,508
Group life and health                        329,033        3,728         17,239           142,627
Annuity                                   28,215,458           --             --         8,824,453
                                       ------------------------------------------------------------
                                         $32,271,050   $   15,318        $47,604        $9,643,416
                                       ============================================================


                                                         BENEFITS,
                                                          CLAIMS
                                            NET         LOSSES AND        OTHER
                                         INVESTMENT     SETTLEMENT      OPERATING      PREMIUMS
                                           INCOME*       EXPENSES       EXPENSES*       WRITTEN
                                       -------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
Individual life                          $  231,660      $  212,786     $  659,658
Individual health                            32,417         146,318         42,532     $  127,460
Group life and health                        24,716         124,052         52,140        214,013
Annuity                                   2,101,261       4,691,047      1,538,213
                                       ----------------------------------------------
                                         $2,390,054      $5,174,203     $2,292,543
                                       ==============================================

YEAR ENDED DECEMBER 31, 2004
Individual life                          $  203,679      $  561,099     $  767,391
Individual health                            25,246         149,813         34,059     $  126,384
Group life and health                        20,452         129,852         69,401        222,495
Annuity                                   2,131,372       6,571,058      1,353,494
                                       ----------------------------------------------
                                         $2,380,749      $7,411,822     $2,224,345
                                       ==============================================

YEAR ENDED DECEMBER 31, 2003
Individual life                          $  188,648      $  495,807     $  267,671
Individual health                            20,776         130,651         40,096     $  117,509
Group life and health                        18,993         109,984         62,601        205,257
Annuity                                   2,065,506       7,724,565      4,689,586
                                       ----------------------------------------------
                                         $2,293,923      $8,461,007     $5,059,954
                                       ==============================================


* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                       Transamerica Life Insurance Company

                                   Reinsurance
                             (Dollars in Thousands)

SCHEDULE IV

                                                                                                    PERCENTAGE OF
                                                                   ASSUMED FROM                        AMOUNT
                                                 CEDED TO OTHER        OTHER             NET           ASSUMED
                                 GROSS AMOUNT       COMPANIES        COMPANIES         AMOUNT          TO NET
                               -------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
Life insurance in force           $ 44,440,385     $ 13,277,543      $   95,282    $  31,258,124         0%
                               =====================================================================================

Premiums:
   Individual life                $    901,447     $    246,822      $    4,231    $     658,856         1%
   Individual health                   127,460              870              --          126,590         0
   Group life and health               214,013           85,727              --          128,286         0
   Annuity                           5,020,800          947,398         118,083        4,191,485         3
                               -------------------------------------------------------------------------------------
                                  $  6,263,720     $  1,280,817      $  122,314    $   5,105,217         2%
                               =====================================================================================

YEAR ENDED DECEMBER 31, 2004
Life insurance in force           $ 39,955,770     $  8,914,965      $   88,961    $  31,129,766         0%
                               =====================================================================================

Premiums:
   Individual life                $  1,113,967     $      8,844      $    4,212    $   1,109,335         0%
   Individual health                   126,384            1,062              --          125,322         0
   Group life and health               222,495           88,844              --          133,651         0
   Annuity                           5,150,594          784,571         606,919        4,972,942        12
                               -------------------------------------------------------------------------------------
                                  $  6,613,440     $    883,321      $  611,131    $   6,341,250        10%
                               =====================================================================================

YEAR ENDED DECEMBER 31, 2003
Life insurance in force           $ 39,022,658     $  9,693,056      $   90,171    $  29,419,773         0%
                               =====================================================================================

Premiums:
   Individual life                $    561,203     $      6,483      $    4,108    $     558,828         1%
   Individual health                   117,509              929             928          117,508         1
   Group life and health               205,257           85,907          23,277          142,627        16
   Annuity                           8,859,220          190,571         155,804        8,824,453         2
                               -------------------------------------------------------------------------------------
                                  $  9,743,189     $    283,890      $  184,117    $   9,643,416         2%
                               =====================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                     MAY 1, 2006


                                   ADVANTAGE X
                                 ISSUED THROUGH
                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                                       BY
                       TRANSAMERICA LIFE INSURANCE COMPANY
                                  HOME OFFICE:
                               4333 EDGEWOOD RD NE
                                  MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-398-8572



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company ("Transamerica Life"), a Transamerica Company and member of AEGON Insurance Group. You may obtain a copy of the prospectus dated May 1, 2006, by calling 1-888-804-8461 or 1-319-398-8572 (Monday - Friday from 8:00 a.m. - 4:30 p.m.
CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


             THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY AND TRANSAMERICA CORPORATE
                           SEPARATE ACCOUNT SIXTEEN.

TABLE OF CONTENTS


Glossary......................................................................
The Policy - General Provisions ..............................................
   Entire Contract............................................................
   Information in the Application for this Policy.............................
   Ownership Rights...........................................................
      Changing the Owner......................................................
      Choosing the Beneficiary................................................
      Changing the Beneficiary................................................
      Assigning the Policy....................................................
      Exchanging the Policy...................................................
   Selecting the Tax Test.....................................................
   Our Right to Contest the Policy............................................
   Suicide Exclusion..........................................................
   Misstatement of Age or Sex.................................................
   Modifying the Policy.......................................................
   Addition, Deletion or Substitution of Portfolios...........................
Additional Information........................................................
   Settlement Options.........................................................
   Additional Information about Transamerica Life and the Separate Account....
   Changes to the Separate Account............................................
   Potential Conflicts of Interest............................................
   Legal Matters..............................................................
   Variations in Policy Provisions............................................
   Personalized Illustrations of Policy Benefits..............................
   Sale of the Policies.......................................................
   Reports to Owners..........................................................
   Claims of Creditors........................................................
   Records....................................................................
   Additional Information.....................................................
   Independent Registered Public Accounting Firm..............................
   Financial Statements.......................................................
Underwriting..................................................................
   Underwriting Standards.....................................................
Performance Data..............................................................
   Performance Data in Advertising Sales Literature...........................
   Transamerica Life's Published Ratings......................................
Index to Financial Statements................................................
   Transamerica Corporate Separate Account Sixteen............................
   Transamerica Life Insurance Company........................................

GLOSSARY

account(s) - The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit - These are the accounting units used to calculate the values under this Policy.

age - The issue age plus the number of completed Policy years since the effective date.

beneficiary - The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

cash value - After the free look period, the cash value is the value of the Policy's accumulation units in each subaccount plus the fixed account plus the amount in the loan account, less any mortality and expense risk charges which have accrued since the last monthly deduction day.

Code - The Internal Revenue Code of 1986, as amended.

effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined. This date is shown on the Policy specifications page.

face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account - An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

general account - The assets of the Company other than those allocated to the separate account or any other separate account established by the Company.

guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office - Transamerica Life's home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-398-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person upon whose life the Policy is issued.

issue age - The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the Company's general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

monthly deduction - Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and any temporary flat extra rating shown on the Policy specifications page.

monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policyowner less the applicable percent of premium loads.

1940 Act - The Investment Company Act of 1940, as amended.

partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month - A one-month period beginning on the monthly deduction day.

Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

policyowner (owner, you, your) - The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio(s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - One or more investment accounts established by the Company to receive and invest net premiums allocated under the Policy as designated on the Policy specification page.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A sub-division of the separate account. Each subaccount invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value - The cash value in a subaccount.

target premium - Amount of premium used to determine the percent of premium loads.

transfer - A transfer of amounts between subaccounts of the separate account or the fixed account.

we, us, company, our - Transamerica Life Insurance Company ("Transamerica
Life").


written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

ENTIRE CONTRACT

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our home office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

-     Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our home office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our home office any time while the insured is alive and the Policy is in force.

- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

- We are not liable for any payments we made before we received the written notice at our home office.

ASSIGNING THE POLICY

-     The owner may assign Policy rights while the insured is alive.

-     The owner retains any ownership rights that are not assigned.

-     We must receive written notice of the assignment at our home office.

- Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

-     An assignment is subject to any loan amount.

- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-     We are not:

      - bound by any assignment unless we receive a written notice of the assignment at our home office;

      -     responsible for the validity of any assignment;

      - liable for any payment we made before we received written notice of the assignment at our home office; or

      - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

EXCHANGING THE POLICY

- Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

-     In order to exchange this Policy, we will require:

      -     that this Policy be in effect on the date of the exchange;

      -     repayment of any unpaid loan;

      - an adjustment, if any, for premiums and cash values of this and the new policy.

-     The date of exchange will be the later of:

      - the date you send this Policy along with a signed written request for an exchange;

      - the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.

- The date of the exchanged policy will be the same as the date of the original Policy.

- The benefits of the new policy will not reflect the investment experience of the separate account.

- The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.

- The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

- All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

-     An exchange may have tax consequences.

SELECTING THE TAX TEST

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount effective after the effective date, or any reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two year contestable period will be measured from the date this corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.

ADDITION, DELETION OR SUBSTITUTION OF PORTFOLIOS

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.

ADDITIONAL INFORMATION

SETTLEMENT OPTIONS

When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

      - the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

      -     the interest rate we credit on those amounts;

      -     the mortality tables we use; and

      -     the specific payment option(s) you choose.

If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months. We will stop making payments once we have made all the payments for the period selected.

If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.

Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%. The payee will receive the greater of:

      1. The income rates in effect for us at the time the income payments are made; or

      2.    The following income rates as guaranteed in the Policy.

                     MONTHLY
         FIXED     INSTALLMENT
         PERIOD        PER
      (IN MONTHS)   $1,000.00
      -----------   ---------
           60        $17.49

          120         9.18

          180         6.42

          240         5.04

          300         4.22

          360         3.68

ADDITIONAL INFORMATION ABOUT TRANSAMERICA LIFE AND THE SEPARATE ACCOUNT


Transamerica Life is a stock life insurance company that is wholly-owned by Transamerica Occidental Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Transamerica Life's home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.


Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

      - Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

      -     Add new portfolios or remove existing portfolios;

      - Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

      - Close subaccounts to allocations of new premiums by existing or new policyowners at any time at our discretion;

      - Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

      - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

      - Combine the separate account with other separate accounts and/or create new separate accounts;

      - Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

      - Manage the separate account under the direction of a committee at any time;

      - Make any changes required by the 1940 Act or other applicable law or regulation; and

      - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

POTENTIAL CONFLICTS OF INTERESTS


Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for variable life insurance policies, variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.


LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions of use on the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.


The illustrations also will reflect the average portfolio expenses for 2005. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

AFSG serves as principal underwriter for the Policies. AFSG's home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. AFSG is an affiliate of Transamerica Life, the distributor for the Policies, and, like Transamerica Life, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. AFSG is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with AFSG. AFSG compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.


During fiscal years 2005 and 2004, the amounts paid to AFSG in connection with all Policies sold through the separate account were $2,271,392.25 and $3,595,963.83. AFSG passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to AFSG and pays for AFSG's operating and other expenses, including overhead, legal and accounting fees.


We and/or AFSG may pay certain selling firms additional cash amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or AFSG may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

   -  the current cash value              -  any activity since the last report
   -  the current net cash value          -  the current subaccount values and
   -  the current life insurance benefit     loan account value
   -  the current loan amount             -  current net premium allocations
                                          -  any other information required by
                                             law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account and the fixed account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of the separate account at December 31, 2005 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica Life at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


The separate account's financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States). The company's financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).


Transamerica Life's financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


Transamerica Life's financial statements and schedules at December 31, 2005, 2004 and 2003 and for each of the three years in the period ended December 31, 2005, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


UNDERWRITING

UNDERWRITING STANDARDS

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date and rate class. We currently place insureds into the following rate classes:

      -     Medical issue;

      -     Simplified issue;

      -     Guaranteed Issue;

      -     Non-tobacco use;

      -     Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.



PERFORMANCE DATA

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:

-     other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

      - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks or other widely recognized indices;

      - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

-     other types of investments, such as:

      -     certificates of deposit;

      -     savings accounts and U.S. Treasuries;

      - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

      - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

TRANSAMERICA LIFE'S PUBLISHED RATINGS

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios or to their performance.

INDEX TO FINANCIAL STATEMENTS



TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to the Financial Statements




TRANSAMERICA LIFE INSURANCE COMPANY


Report of Independent Registered Public Accounting Firm, dated February 17, 2006


AUDITED FINANCIAL STATEMENTS

Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis

Statements of Cash Flow - Statutory Basis

Notes to Financial Statements - Statutory-Basis

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

Summary of Investments - Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

                              FINANCIAL STATEMENTS

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
     PERIOD FROM MAY 25, 2005 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

                              FINANCIAL STATEMENTS

     PERIOD FROM MAY 25, 2005 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

                                    CONTENTS

Report of Independent Registered Public Accounting Firm..................    1
Financial Statements
Statements of Assets and Liabilities.....................................    2
Statements of Operations.................................................    4
Statements of Changes in Net Assets......................................    7
Notes to Financial Statements............................................   13

             Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners
Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Transamerica Corporate Separate Account Sixteen (comprised of the First Eagle Overseas, PIMCO VIT Total Return, PIMCO VIT High Yield, Vanguard VIF Capital Growth, Vanguard VIF Diversified Value, Vanguard VIF Equity Index, Vanguard VIF Mid-Cap Index, Vanguard VIF Money Market, Vanguard VIF REIT Index, Vanguard VIF Small Company Growth, PIMCO VIT Short-Term), as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the mutual funds' transfer agents. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Corporate Separate Account Sixteen at December 31, 2005, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Des Moines, Iowa
February 3, 2006

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
     PERIOD FROM MAY 25, 2005 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

                                                                                             VANGUARD VIF
                                  FIRST EAGLE     PIMCO VIT     PIMCO VIT    VANGUARD VIF     DIVERSIFIED
                                    OVERSEAS    TOTAL RETURN   HIGH YIELD   CAPITAL GROWTH       VALUE
                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                  -----------   ------------   ----------   --------------   ------------
ASSETS
   Investment in securities:
      Number of shares              2,342.996     6,185.346     1,362.026      2,379.312       4,021.419
                                   ==========    ==========    ==========     ==========      ==========
      Cost                         $   71,102    $   65,172    $   11,202     $   36,061      $   56,886
                                   ==========    ==========    ==========     ==========      ==========
   Investments in mutual funds,
      at net asset value           $   71,391    $   63,338    $   11,155     $   38,093      $   57,788
   Receivable for units sold               --             6            --             --              --
                                   ----------    ----------    ----------     ----------      ----------
Total assets                           71,391        63,344        11,155         38,093          57,788
                                   ----------    ----------    ----------     ----------      ----------
LIABILITIES
   Payable for units redeemed              --            --            --             --              --
                                   ----------    ----------    ----------     ----------      ----------
                                   $   71,391    $   63,344    $   11,155     $   38,093      $   57,788
                                   ==========    ==========    ==========     ==========      ==========
NET ASSETS:
   Deferred annuity contracts
      terminable by owners         $   71,391    $   63,344    $   11,155     $   38,093      $   57,788
                                   ----------    ----------    ----------     ----------      ----------
TOTAL NET ASSETS                   $   71,391    $   63,344    $   11,155     $   38,093      $   57,788
                                   ==========    ==========    ==========     ==========      ==========
Accumulation units outstanding         44,980        58,594         9,657         29,070          42,554
                                   ==========    ==========    ==========     ==========      ==========
Accumulation unit value            $ 1.587182    $ 1.081056    $ 1.155203     $ 1.310353      $ 1.357970
                                   ==========    ==========    ==========     ==========      ==========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
     PERIOD FROM MAY 25, 2005 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

                                  Vanguard VIF    Vanguard VIF   Vanguard VIF   Vanguard VIF   Vanguard VIF Small    PIMCO VIT
                                  Equity Index   Mid-Cap Index   Money Market    REIT Index      Company Growth     Short-Term
                                    Subaccount     Subaccount     Subaccount     Subaccount        Subaccount       Subaccount
                                  ------------   -------------   ------------   ------------   ------------------   ----------
ASSETS
   Investment in securities:
      Number of shares              1,604.249       2,039.949     21,131.950      1,785.822         2,018.928          928.315
                                   ==========      ==========    ===========     ==========        ==========        =========
      Cost                         $   43,422      $   35,402    $    21,132     $   34,873        $   37,710        $   9,343
                                   ==========      ==========    ===========     ==========        ==========        =========
   Investments in mutual funds,
      at net asset value           $   44,710      $   37,433    $    21,132     $   36,181        $   39,591        $   9,330
   Receivable for units sold               --              --             --             --                --               --
                                   ----------      ----------    -----------     ----------        ----------        ---------
Total assets                           44,710          37,433         21,132         36,181            39,591            9,330
                                   ----------      ----------    -----------     ----------        ----------        ---------

LIABILITIES
   Payable for units redeemed              --              --             --             --                --               --
                                   ----------      ----------    -----------     ----------        ----------        ---------
NET ASSETS:                        $   44,710      $   37,433    $    21,132     $   36,181        $   39,591        $   9,330
                                   ==========      ==========    ===========     ==========        ==========        =========
   Deferred annuity contracts
      terminable by owners         $   44,710      $   37,433    $    21,132     $   36,181        $   39,591        $   9,330
                                   ----------      ----------    -----------     ----------        ----------        ---------
Total net assets                   $   44,710      $   37,433    $    21,132     $   36,181        $   39,591        $   9,330
                                   ==========      ==========    ===========     ==========        ==========        =========
Accumulation units outstanding         36,969          26,277         20,213         24,357            30,824            9,098
                                   ==========      ==========    ===========     ==========        ==========        =========
Accumulation unit value            $ 1.209410      $ 1.424554    $  1.045463     $ 1.485428        $ 1.284404        $1.025524
                                   ==========      ==========    ===========     ==========        ==========        =========

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
     PERIOD FROM MAY 25, 2005 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

                                                                                                  VANGUARD
                                                      FIRST EAGLE     PIMCO VIT     PIMCO VIT   VIF CAPITAL
                                                        OVERSEAS    TOTAL RETURN   HIGH YIELD      GROWTH
                                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                      -----------   ------------   ----------   -----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                          $1,393       $ 1,090         $246        $   --
   Expenses:
      Administrative, mortality and
         expense risk charge                                118           143           19            63
                                                         ------       -------         ----        ------
Net investment income (loss)                              1,275           947          227           (63)
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                            4,367           977           --            --
   Proceeds from sales                                    3,367         4,432          568         1,777
   Cost of investments sold                               3,164         4,466          562         1,708
                                                         ------       -------         ----        ------
Net realized capital gains (losses) on investments        4,570           943            6            69
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                      --             --           --            --
   End of period                                            289        (1,834)         (47)        2,032
                                                         ------       -------         ----        ------
Net change in unrealized appreciation/depreciation
   of investments                                           289        (1,834)         (47)        2,032
                                                         ------       -------         ----        ------
Net realized and unrealized capital gains (losses)
   on investments                                         4,859          (891)         (41)        2,101
                                                         ------       -------         ----        ------
Increase (decrease) in net assets from operations        $6,134       $    56         $186        $2,038
                                                         ======       =======         ====        ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
     PERIOD FROM MAY 25, 2005 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

                                                      VANGUARD VIF    VANGUARD
                                                       DIVERSIFIED   VIF EQUITY    VANGUARD VIF   VANGUARD VIF
                                                          VALUE         INDEX     MID-CAP INDEX   MONEY MARKET
                                                       SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                      ------------   ----------   -------------   ------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                          $   --        $   --        $   --          $  256
   Expenses:
      Administrative, mortality and
         expense risk charge                                 98            82            62              36
                                                         ------        ------        ------          ------
Net investment income (loss)                                (98)          (82)          (62)            220
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                               --            --            --              --
   Proceeds from sales                                    2,801         2,417         1,791           1,016
   Cost of investments sold                               2,695         2,360         1,664           1,016
                                                         ------        ------        ------          ------
Net realized capital gains (losses) on investments          106            57           127              --
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                       --            --            --              --
   End of period                                            902         1,288         2,031              --
                                                         ------        ------        ------          ------
Net change in unrealized appreciation/depreciation
   of investments                                           902         1,288         2,031              --
                                                         ------        ------        ------          ------
Net realized and unrealized capital gains (losses)
   on investments                                         1,008         1,345         2,158              --
                                                         ------        ------        ------          ------
Increase (decrease) in net assets from operations        $  910        $1,263        $2,096          $  220
                                                         ======        ======        ======          ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
     PERIOD FROM MAY 25, 2005 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

                                                      VANGUARD VIF   VANGUARD VIF SMALL    PIMCO VIT
                                                       REIT INDEX      COMPANY GROWTH     SHORT-TERM
                                                       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                      ------------   ------------------   ----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                                          $   --            $   --            $106
   Expenses:
      Administrative, mortality and
         expense risk charge                                 61                70              16
                                                         ------            ------            ----
Net investment income (loss)                                (61)              (70)             90
NET REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains (losses) on investments:
   Realized gain distributions                               --                --              --
   Proceeds from sales                                    1,764             2,014             455
   Cost of investments sold                               1,621             1,869             456
                                                         ------            ------            ----
Net realized capital gains (losses) on investments          143               145              (1)
Net change in unrealized appreciation/depreciation
   of investments:
   Beginning of period                                       --                --              --
   End of period                                          1,308             1,881             (13)
                                                         ------            ------            ----
Net change in unrealized appreciation/depreciation
   of investments                                         1,308             1,881             (13)
                                                         ------            ------            ----
Net realized and unrealized capital gains (losses)
   on investments                                         1,451             2,026             (14)
                                                         ------            ------            ----
Increase (decrease) in net assets from operations        $1,390            $1,956            $ 76
                                                         ======            ======            ====

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
     PERIOD FROM MAY 25, 2005 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

                                            FIRST EAGLE     PIMCO VIT     PIMCO VIT
                                              OVERSEAS    TOTAL RETURN   HIGH YIELD
                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                2005          2005          2005
                                            -----------   ------------   ----------
OPERATIONS
   Net investment income (loss)               $ 1,275       $   947       $   227
   Net realized capital gains (losses)
      on investments                            4,570           943             6
   Net change in unrealized appreciation/
      depreciation of investments                 289        (1,834)          (47)
                                              -------       -------       -------
Increase (decrease) in net assets
   from operations                              6,134            56           186

CONTRACT TRANSACTIONS
   Net contract purchase payments              68,955        68,274        11,604
   Transfer payments from (to) other
      subaccounts or general account               (6)            7             3
   Contract terminations, withdrawals,
      and other deductions                     (3,692)       (4,993)         (638)
                                              -------       -------       -------
Increase (decrease) in net assets
   from contract transactions                  65,257        63,288        10,969
                                              -------       -------       -------
Net increase (decrease) in net assets          71,391        63,344        11,155

NET ASSETS:
   Beginning of the period                         --            --            --
                                              -------       -------       -------
   End of the period                          $71,391       $63,344       $11,155
                                              =======       =======       =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
     PERIOD FROM MAY 25, 2005 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

                                             VANGUARD VIF       VANGUARD VIF     VANGUARD VIF
                                            CAPITAL GROWTH   DIVERSIFIED VALUE   EQUITY INDEX
                                              SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                                 2005               2005             2005
                                            --------------   -----------------   ------------
OPERATIONS
   Net investment income (loss)                $   (63)           $   (98)         $   (82)
   Net realized capital gains (losses)
      on investments                                69                106               57
   Net change in unrealized appreciation/
      depreciation of investments                2,032                902            1,288
                                               -------            -------          -------
Increase (decrease) in net assets
   from operations                               2,038                910            1,263

CONTRACT TRANSACTIONS
   Net contract purchase payments               37,978             59,940           46,103
   Transfer payments from (to) other
      subaccounts or general account                24                 17               22
   Contract terminations, withdrawals,
      and other deductions                      (1,947)            (3,079)          (2,678)
                                               -------            -------          -------
Increase (decrease) in net assets
   from contract transactions                   36,055             56,878           43,447
                                               -------            -------          -------
Net increase (decrease) in net assets           38,093             57,788           44,710

NET ASSETS:
   Beginning of the period                          --                 --               --
                                               -------            -------          -------
   End of the period                           $38,093            $57,788          $44,710
                                               =======            =======          =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
     PERIOD FROM MAY 25, 2005 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

                                             VANGUARD VIF   VANGUARD VIF   VANGUARD VIF
                                            MID-CAP INDEX   MONEY MARKET    REIT INDEX
                                              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 2005           2005           2005
                                            -------------   ------------   ------------
OPERATIONS
   Net investment income (loss)                $   (62)       $   220        $   (61)
   Net realized capital gains (losses)
      on investments                               127             --            143
   Net change in unrealized appreciation/
      depreciation of investments                2,031             --          1,308
                                               -------        -------        -------
Increase (decrease) in net assets
   from operations                               2,096            220          1,390

CONTRACT TRANSACTIONS
   Net contract purchase payments               37,286         22,028         36,737
   Transfer payments from (to) other
      subaccounts or general account                19             --             (8)
   Contract terminations, withdrawals,
      and other deductions                      (1,968)        (1,116)        (1,938)
                                               -------        -------        -------
Increase (decrease) in net assets
   from contract transactions                   35,337         20,912         34,791
                                               -------        -------        -------
Net increase (decrease) in net assets           37,433         21,132         36,181

NET ASSETS:
   Beginning of the period                          --             --             --
                                               -------        -------        -------
   End of the period                           $37,433        $21,132        $36,181
                                               =======        =======        =======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
     PERIOD FROM MAY 25, 2005 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

                                            VANGUARD VIF SMALL   PIMCO VIT
                                              COMPANY GROWTH     SHORT-TERM
                                                SUBACCOUNT       SUBACCOUNT
                                                   2005             2005
                                            ------------------   ----------
OPERATIONS
   Net investment income (loss)                  $   (70)          $   90
   Net realized capital gains (losses)
      on investments                                 145               (1)
   Net change in unrealized appreciation/
      depreciation of investments                  1,881              (13)
                                                 -------           ------
Increase (decrease) in net assets
   from operations                                 1,956               76

CONTRACT TRANSACTIONS
   Net contract purchase payments                 39,823            9,715
   Transfer payments from (to) other
      subaccounts or general account                  28               39
   Contract terminations, withdrawals,
      and other deductions                        (2,216)            (500)
                                                 -------           ------
Increase (decrease) in net assets
   from contract transactions                     37,635            9,254
                                                 -------           ------
Net increase (decrease) in net assets             39,591            9,330

NET ASSETS:
   Beginning of the period                            --               --
                                                 -------           ------
   End of the period                             $39,591           $9,330
                                                 =======           ======

See accompanying notes.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Transamerica Corporate Separate Account Sixteen (the "Separate Account"), is a segregated investment account of the Transamerica Life Insurance Company ("Transamerica Life"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts (each a Series Fund and collectively the Series Funds). Activity in these specific subaccounts is available to contract owners of the Variable (Life) Adjustable Insurance Policy, offered by Transamerica Life.

SUBACCOUNT INVESTMENT BY FUND:
Fidelity Variable Insurance Products Funds
   Contrafund(R) Portfolio
   Mid Cap
First Eagle Variable Fund
   First Eagle Overseas Variable Fund
Janus Aspen Series
   Balanced Portfolio (Institutional Shares)
   Flexible Bond Portfolio (Institutional Shares)
   Forty Portfolio (Institutional Shares)
   International Growth Portfolio (Institutional Shares)
   Mid Cap Growth Portfolio (Institutional Shares)
   Worldwide Growth Portfolio (Institutional Shares)
PIMCO Variable Insurance Trust
   PIMCO VIT Total Return
   PIMCO VIT High Yield
   PIMCO VIT All Asset
   PIMCO VIT Real Return
   PIMCO VIT Short-Term
Royce Capital Fund
   Royce Micro-Cap Portfolio
Rydex Vairable Trust
   Nova Fund
   OTC Fund
T. Rowe Price Equity Series, Inc.
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price Mid-Cap Growth Portfolio
Third Avenue Series Trust
   Third Avenue Value
Vanguard Variable Insurance Fund
   Vanguard VIF Balanced Portfolio
   Vanguard VIF Capital Growth Portfolio
   Vanguard VIF Diversified Value Portfolio
   Vanguard VIF Equity Index Portfolio
   Vanguard VIF High Yield Bond Portfolio
   Vanguard VIF International Portfolio
   Vanguard VIF Mid-Cap Index Portfolio
   Vanguard VIF Money Market Portfolio
   Vanguard VIF REIT Index Portfolio
   Vanguard VIF Short-Term Investment-Grade Portfolio
   Vanguard VIF Small Company Growth Portfolio
   Vanguard VIF Total Bond Market Index Portfolio
   Vanguard VIF Total Stock Market Index Portfolio
Van Eck Worldwide Insurance Trust
   Van Eck Worldwide Absolute Return Fund
American Funds Insurance Series
   Global Small Capitalization Fund (Class 2)
   Growth Fund (Class 2)
   International Fund (Class 2)
   New World Fund (Class 2)

INVESTMENTS

Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2005.

Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners' equity.

DIVIDEND INCOME

Dividends received from the Series Fund investment are reinvested to purchase additional mutual fund shares.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

2.   INVESTMENTS

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2005 were as follows:

                                                 PURCHASES    SALES
                                                 ---------   ------
First Eagle Variable Fund
   First Eagle Overseas Variable Fund             $74,266    $3,367
PIMCO Variable Insurance Trust
   PIMCO VIT Total Return                          69,638     4,432
   PIMCO VIT High Yield                            11,764       568
   PIMCO VIT Short-Term                             9,799       455
Vanguard Variable Insurance Fund
   Vanguard VIF Capital Growth Portfolio           37,769     1,777
   Vanguard VIF Diversified Value Portfolio        59,581     2,801
   Vanguard VIF Equity Index Portfolio             45,782     2,417
   Vanguard VIF Mid-Cap Index Portfolio            37,066     1,791
   Vanguard VIF Money Market Portfolio             22,148     1,016
   Vanguard VIF REIT Index Portfolio               36,494     1,764
   Vanguard VIF Small Company Growth Portfolio     39,579     2,014

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

3.   ACCUMULATION UNITS OUTSTANDING

A summary of changes in accumulation units outstanding follows:

                                                                     VANGUARD VIF   VANGUARD VIF
                           FIRST EAGLE     PIMCO VIT     PIMCO VIT      CAPITAL      DIVERSIFIED
                             OVERSEAS    TOTAL RETURN   HIGH YIELD      GROWTH          VALUE
                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                           -----------   ------------   ----------   ------------   ------------
Units outstanding at
   May 25, 2005                    0             0            0              0              0
      Units purchased         44,980        58,594        9,657         29,070         42,554
      Units redeemed and
         transferred               0             0           (0)             0              0
                              ------        ------        -----         ------         ------
Units outstanding at
   December 31, 2005          44,980        58,594        9,657         29,070         42,554
                              ======        ======        =====         ======         ======

                                                                                         VANGUARD VIF
                           VANGUARD VIF    VANGUARD VIF   VANGUARD VIF   VANGUARD VIF   SMALL COMPANY
                           EQUITY INDEX   MID-CAP INDEX   MONEY MARKET    REIT INDEX        GROWTH
                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                           ------------   -------------   ------------   ------------   -------------
Units outstanding at
   May 25, 2005                    0              0               0              0               0
      Units purchased         36,969         26,277          20,213         24,357          30,824
      Units redeemed and
         transferred              (0)            (0)              0              0               0
                              ------         ------          ------         ------          ------
Units outstanding at
   December 31, 2005          36,969         26,277          20,213         24,357          30,824
                              ======         ======          ======         ======          ======

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)

A summary of changes in accumulation units outstanding follows:

                                     PIMCO VIT
                                    SHORT-TERM
                                    SUBACCOUNT
                                    ----------
Units outstanding at May 25, 2005            0
   Units purchased                       9,098
   Units redeemed and transferred           (0)
                                         -----
Units outstanding at
   December 31, 2005                     9,098
                                         =====

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

4. FINANCIAL HIGHLIGHTS

The Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

                                                           UNIT             INVESTMENT
                                       YEAR                FAIR     NET       INCOME     EXPENSE     TOTAL
            SUBACCOUNT                 ENDED      UNITS   VALUE    ASSETS     RATIO*     RATIO**   RETURN***
            ----------              ----------   ------   -----   -------   ----------   -------   ---------
First Eagle Overseas
                                    12/31/2005   44,980   $1.59   $71,391      4.03%       0.67%     21.45%
PIMCO VIT Total Return
                                    12/31/2005   58,594    1.08    63,344      2.76        0.67       2.61
PIMCO VIT High Yield
                                    12/31/2005    9,657    1.16    11,155      4.41        0.67       4.27
Vanguard VIF Capital Growth
                                    12/31/2005   29,070    1.31    38,093      0.00        0.67       7.68
Vanguard VIF Diversified Value
                                    12/31/2005   42,554    1.36    57,788      0.00        0.67       7.61
Vanguard VIF Equity Index
                                    12/31/2005   36,969    1.21    44,710      0.00        0.67       4.79
Vanguard VIF Mid-Cap Index
                                    12/31/2005   26,277    1.42    37,433      0.00        0.67      13.97
yVanguard VIF Money Market
                                    12/31/2005   20,213    1.05    21,132      2.46        0.67       3.19
Vanguard VIF REIT Index
                                    12/31/2005   24,357    1.49    36,181      0.00        0.67      11.83
Vanguard VIF Small Company Growth
                                    12/31/2005   30,824    1.28    39,591      0.00        0.67       6.26
PIMCO VIT Short-Term
                                    12/31/2005    9,098    1.03     9,330      2.28        0.67       2.55

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

4. FINANCIAL HIGHLIGHTS

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Funds, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Funds in which the subaccounts invest. These ratios are annualized for periods less than one year.

** These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Funds, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

5. ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGE

On each monthly deduction day, Transamerica Life currently deducts a mortality and expense risk charge equal to an annual rate of 67% of the cash value in the Subaccounts in policy years 1-17 and .25% of the cash value in the Subaccounts in policy years 18-30 and .15% for thereafter.. Transamerica Life also deducts a monthly charge to compensate Transamerica Life for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Transamerica Life currently deducts .017% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year and .25% of premium received up to target premium. Transamerica Life also deducts a monthly administrative fee equal to $5.00 in all policy years (current, $10 maximum).

6. INCOME TAXES

Operations of the Separate Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Separate Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Transamerica Life.

7. DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

FINANCIAL STATEMENTS AND SCHEDULES -- STATUTORY BASIS

Transamerica Life Insurance Company
Years Ended December 31, 2005, 2004, and 2003

                       Transamerica Life Insurance Company

              Financial Statements and Schedules-- Statutory Basis

                  Years Ended December 31, 2005, 2004, and 2003



                                    CONTENTS
Report of Independent Registered Public Accounting Firm..................................................1

Audited Financial Statements

Balance Sheets -- Statutory Basis........................................................................3
Statements of Operations -- Statutory Basis..............................................................5
Statements of Changes in Capital and Surplus -- Statutory Basis..........................................6
Statements of Cash Flow -- Statutory Basis...............................................................8
Notes to Financial Statements -- Statutory Basis........................................................10

Statutory-Basis Financial Statement Schedules

Summary of Investments -- Other Than Investments in Related Parties.....................................61
Supplementary Insurance Information.....................................................................62
Reinsurance.............................................................................................63


             Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2005 and 2004, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2005. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X,
Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of

Transamerica Life Insurance Company at December 31, 2005 and 2004, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2005.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2005, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2003 Transamerica Life Insurance Company changed its accounting for derivative instruments and changed various accounting policies to be in accordance with Actuarial Guideline 38. Also as described in Note 2 to the financial statements, in 2005 the Company changed its accounting for investments in subsidiary, controlled and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishment of liabilities.

                                        /s/Ernst & Young LLP

Des Moines, Iowa
February 17, 2006

                       Transamerica Life Insurance Company

                        Balance Sheets -- Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                                  DECEMBER 31
                                                                             2005             2004
                                                                       ------------------------------------
ADMITTED ASSETS                                                                                  RESTATED
Cash and invested assets:
   Cash and short-term investments                                        $     326,027       $1,297,372
   Bonds                                                                     35,851,715       38,482,146
   Preferred stocks:
     Affiliated entities                                                             --            1,102
     Unaffiliated                                                               338,423          478,380
   Common stocks:
     Affiliated entities (cost: 2005 - $84,576; 2004 - $87,956)                  74,849           85,731
     Unaffiliated (cost: 2005 - $234,927; 2004 - $213,050)                      267,414          240,451
   Mortgage loans on real estate                                              5,770,723        5,747,773
   Real estate:
       Home office properties                                                     6,464            6,692
       Properties held for production of income                                   5,235            5,538
       Properties held for sale                                                  22,822           24,523
   Policy loans                                                                 123,221          116,252
   Receivable for securities                                                     13,474           30,848
   Other invested assets                                                      1,116,749          900,713
                                                                       ------------------------------------
Total cash and invested assets                                               43,917,116       47,417,521

Premiums deferred and uncollected                                                21,154           20,986
Accrued investment income                                                       847,091          756,140
Reinsurance receivable                                                            3,995            1,343
Federal and foreign income tax recoverable                                      112,500            2,705
Net deferred income tax asset                                                   116,392          101,349
Receivable from parent, subsidiaries, and affiliates                             54,261           92,399
Other admitted assets                                                           192,366          101,595
Separate account assets                                                      23,662,198       20,962,873
                                                                       ------------------------------------

Total admitted assets                                                       $68,927,073      $69,456,911
                                                                       ====================================

                       Transamerica Life Insurance Company

                        Balance Sheets -- Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)


                                                                                 DECEMBER 31
                                                                            2005              2004
                                                                     --------------------------------------
LIABILITIES AND CAPITAL AND SURPLUS                                                              RESTATED
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                                 $ 4,008,767      $   3,962,775
     Annuity                                                               26,901,713         28,876,607
     Accident and health                                                      714,373            627,835
   Policy and contract claim reserves:
     Life                                                                      37,337             28,616
     Accident and health                                                       40,207             36,691
   Liabilities for deposit-type contracts                                   7,755,652          8,772,316
   Other policyholders' funds                                                   2,562              2,873
   Remittances and items not allocated                                        113,417            105,391
   Asset valuation reserve                                                    663,191            516,415
   Interest maintenance reserve                                               214,962            191,109
   Commissions and expense allowances payable on reinsurance assumed              101                 --
   Other liabilities                                                          423,773            469,159
   Reinsurance in unauthorized companies                                       17,264                253
   Funds held under coinsurance and other reinsurance treaties              2,293,431          1,317,030
   Transfers from separate accounts due or accrued                           (443,974)          (470,668)
   Federal and foreign income taxes payable                                        --              8,068
   Payable for securities                                                     104,111          1,450,823
   Payable to affiliates                                                           --             68,220
   Separate account liabilities                                            23,662,141         20,922,787
                                                                     --------------------------------------
Total liabilities                                                          66,509,028         66,886,300



 Capital and surplus:
   Common stock, $10 per share par value, 1,000,000 shares
     authorized, 316,955 issued and outstanding shares at
     December 31, 2005; 500,000 shares authorized, 257,795 issued
     and outstanding shares at December 31, 2004                                3,170              2,578
   Preferred stock, Series A, $10 per share par value, 42,500 shares authorized, issued and outstanding (total liquidation value - $58,000) at December 31, 2005 and 2004; Series B,
     $10 per share par value, 250,000 shares authorized, 87,755 shares issued and outstanding (total liquidation value -
     $877,550) at December 31, 2005                                             1,302                425
   Surplus notes                                                              575,000            575,000
   Paid-in surplus                                                          1,437,996          1,787,236
   Unassigned surplus                                                         400,577            205,372
                                                                     --------------------------------------
Total capital and surplus                                                   2,418,045          2,570,611
                                                                     --------------------------------------
Total liabilities and capital and surplus                                 $68,927,073        $69,456,911
                                                                     ======================================


See accompanying notes.

--------------------------------------------------------------------------------


                       Transamerica Life Insurance Company

                   Statements of Operations -- Statutory Basis
                             (Dollars in Thousands)

                                                                     YEAR ENDED DECEMBER 31
                                                             2005             2004             2003
                                                        ---------------------------------------------------
Revenues:                                                                      RESTATED        RESTATED
   Premiums and other considerations, net of
     reinsurance:
       Life                                               $   734,878      $1,192,921       $  631,846
       Annuity                                              4,191,484       4,972,942        8,824,452
       Accident and health                                    178,855         175,387          187,118
   Net investment income                                    2,390,054       2,380,749        2,293,923
   Amortization of interest maintenance reserve                39,488          32,901            6,432
   Commissions and expense allowances on reinsurance
     ceded                                                    105,759          46,349           30,362
   Consideration for reinsurance recapture                         --         286,705               --
   Income from fees associated with investment
     management, administration and contract
     guarantees for separate accounts                         276,684         250,567          201,048
   Reserve adjustments on reinsurance ceded                  (219,021)       (125,668)       1,580,949
   Coinsurance reserve recapture                                   --         643,279               --
   Other income                                                62,744          60,264           66,260
                                                        ---------------------------------------------------
                                                            7,760,925       9,916,396       13,822,390
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health                             220,981         208,840          201,056
     Surrender benefits                                     5,415,085       4,804,754        4,005,414
     Other benefits                                         1,380,601       1,253,141        1,048,107
     Increase (decrease) in aggregate reserves for
       policies and contracts:
         Life                                                  45,992         408,100          388,212
         Annuity                                           (1,974,994)        639,283        2,755,105
         Accident and health                                   86,538          97,704           63,113
                                                        ---------------------------------------------------
                                                            5,174,203       7,411,822        8,461,007
   Insurance expenses:
     Commissions                                              425,434         447,710          588,881
     General insurance expenses                               242,493         226,776          238,612
     Taxes, licenses and fees                                  27,899          39,458           26,734
     Net transfers to separate accounts                     1,365,516       1,022,189        2,422,767
     Reinsurance transaction initial consideration                 --              --        1,587,431
     Reinsurance reserve recapture                                813         293,942               --
     Other expenses                                           230,388         194,270          195,529
                                                        ---------------------------------------------------
                                                            2,292,543       2,224,345        5,059,954
                                                        ---------------------------------------------------
Total benefits and expenses                                 7,466,746       9,636,167       13,520,961
                                                        ---------------------------------------------------
Gain from operations before dividends to policyholders,       294,179         280,229          301,429
   federal income tax expense and net realized capital
   gains (losses) on investments
Dividends to policyholders                                        455             538              690
                                                        ---------------------------------------------------
Gain from operations before federal income tax expense
   and net realized capital gains (losses) on
   investments                                                293,724         279,691          300,739
Federal income tax expense                                      4,302          78,317           57,120
                                                        ---------------------------------------------------
Gain from operations before net realized capital gains
   (losses) on investments                                    289,422         201,374          243,619
Netrealized capital gains (losses) on investments
   (net of related federal income taxes and amounts
   transferred to/from interest maintenance reserve)            9,223          65,791         (137,951)
                                                        ---------------------------------------------------
Net income                                                $   298,645      $  267,165      $   105,668
                                                        ===================================================

See accompanying notes.

                       Transamerica Life Insurance Company

         Statements of Changes in Capital and Surplus -- Statutory Basis
                             (Dollars in Thousands)

                                                                                                       UNASSIGNED      TOTAL
                                                          COMMON    PREFERRED   SURPLUS     PAID-IN      SURPLUS    CAPITAL AND
                                                           STOCK      STOCK      NOTES      SURPLUS     (DEFICIT)     SURPLUS
                                                        -------------------------------------------------------------------------
Balance at January 1, 2003
 As originally presented:
     Transamerica Life Insurance Company                 $  2,235     $  425   $  575,000  $1,054,622   $ (76,216)  $1,556,066
     Transamerica Life Insurance and Annuity Company        2,500         --           --     468,816     528,026      999,342
     Merger adjustment -- Retire TALIAC stock              (2,500)        --           --       2,500          --           --
     Nonadmit value of reciprocal ownership                    --         --           --    (109,845)     59,583      (50,262)
                                                        -------------------------------------------------------------------------
Balance at January 1, 2003, as restated                     2,235        425      575,000   1,416,093     511,393    2,505,146
   Net income                                                  --         --           --          --     105,668      105,668
   Change in net unrealized capital gains/losses               --         --           --          --      (4,988)      (4,988)
   Nonadmit value of reciprocal ownership                      --         --           --     (80,000)     77,159       (2,841)
   Change in other nonadmitted assets                          --         --           --          --     112,899      112,899
   Nonadmit value of reciprocal ownership
   Change in asset valuation reserve                           --         --           --          --    (107,534)    (107,534)
   Change in surplus in separate accounts                      --         --           --          --       5,282        5,282
   Change in liability for reinsurance in unauthorized
     companies                                                 --         --           --          --       3,496        3,496
   Change in net deferred income tax asset                     --         --           --          --     (98,414)     (98,414)
   Cumulative effect of change in accounting principle         --         --           --          --     (31,957)     (31,957)
   Change in reserves on account of change in
     valuation basis                                           --         --           --          --       3,572        3,572
   Reinsurance transactions                                    --         --           --          --       5,227        5,227
   Dividend to stockholder                                     --         --           --          --     (45,700)     (45,700)
   Capital distribution                                        --         --           --    (254,300)         --     (254,300)
   Capital contribution                                        --         --           --     280,000          --      280,000
                                                        -------------------------------------------------------------------------
Balance at December 31, 2003                                2,235        425      575,000   1,361,793     536,103    2,475,556
   Net income                                                  --         --           --          --     267,165      267,165
   Change in net unrealized capital gains/losses               --         --           --          --      60,516       60,516
   Nonadmit value of reciprocal ownership                      --         --           --     (65,170)    (53,209)    (118,379)
   Change in other nonadmitted assets                          --         --           --          --      71,576       71,576
   Change in asset valuation reserve                           --         --           --          --    (220,329)    (220,329)
   Change in surplus in separate accounts                      --         --           --          --         560          560
   Change in provision for reinsurance in unauthorized
     companies                                                 --         --           --          --        (136)        (136)
   Change in net deferred income tax asset                     --         --           --          --     (43,530)     (43,530)
   Issuance of common stock in connection with
     statutory merger                                         343         --           --          --        (343)          --
   Capital contribution                                        --         --           --     490,000          --      490,000
   Change in reserves on account of change in
     valuation basis                                           --         --           --          --       1,423        1,423
   Reinsurance transactions                                    --         --           --          --     (14,424)     (14,424)
   Dividend to stockholder                                     --         --           --          --    (400,000)    (400,000)
   Contributed surplus related to stock appreciation
     rights plan of indirect parent                            --         --           --         613          --          613
                                                        -------------------------------------------------------------------------
Balance at December 31, 2004                            $   2,578     $  425     $575,000  $1,787,236   $ 205,372   $2,570,611

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

                                                                                                       UNASSIGNED      TOTAL
                                                          COMMON    PREFERRED   SURPLUS     PAID-IN      SURPLUS    CAPITAL AND
                                                           STOCK      STOCK      NOTES      SURPLUS     (DEFICIT)     SURPLUS
                                                        -------------------------------------------------------------------------
Balance at December 31, 2004                             $   2,578    $  425     $575,000  $1,787,236   $ 205,372   $2,570,611
   Net income                                                  --         --           --          --     298,645      298,645
   Change in net unrealized capital gains/losses               --         --           --          --      44,453       44,453
   Change in other nonadmitted assets                          --         --           --          --      (1,718)      (1,718)
   Change in asset valuation reserve                           --         --           --          --    (146,776)    (146,776)
   Change in surplus in separate accounts                      --         --           --          --         199          199
   Change in provision for reinsurance in unauthorized
     companies                                                 --         --           --          --     (17,011)     (17,011)
   Change in net deferred income tax asset                     --         --           --          --      29,720       29,720
   Cumulative effect of change in accounting principle         --         --           --          --      (6,668)      (6,668)
   Issuance of common stock in connection with
     statutory merger                                         592        877           --      (1,812)        343           --
   Return of capital                                           --         --           --    (348,051)         --     (348,051)
   Reinsurance transactions                                    --         --           --          --      (5,982)      (5,982)
   Contributed surplus related to stock appreciation
     rights plan of indirect parent                            --         --           --         623          --          623
                                                        -------------------------------------------------------------------------
Balance at December 31, 2005                             $   3,170    $1,302     $575,000  $1,437,996   $ 400,577   $2,418,045
                                                        =========================================================================


See accompanying notes.

                       Transamerica Life Insurance Company

                   Statements of Cash Flow -- Statutory Basis
                             (Dollars in Thousands)

                                                                     YEAR ENDED DECEMBER 31
                                                             2005             2004             2003
                                                        ---------------------------------------------------
                                                                            RESTATED         RESTATED
OPERATING ACTIVITIES
Premiums collected, net of reinsurance                      $  5,105,476    $  6,336,849     $  9,585,311
Net investment income                                          2,466,077       2,276,092        2,342,489
Miscellaneous income                                             259,085       1,143,613          332,771
Benefit and loss related payments                             (7,792,780)     (6,599,811)      (5,741,961)
Net transfers to separate accounts                            (1,199,281)       (903,618)      (2,530,387)
Commissions, expenses paid and aggregate write-ins for
   deductions                                                   (985,993)       (919,570)      (1,045,245)
Dividends paid to policyholders                                     (584)           (618)            (683)
Federal and foreign income taxes paid                           (175,128)       (104,543)         (43,336)
                                                        ---------------------------------------------------
Net cash (used in) provided by operating activities           (2,323,128)      1,228,394        2,898,959

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
   Bonds                                                      23,151,411      26,928,308       36,744,578
   Stocks                                                        444,784         778,736          344,989
   Mortgage loans                                              1,303,236         679,622          462,897
   Real estate                                                    15,683          22,678            9,555
   Other invested assets                                         284,913         416,287          125,071
   Receivable/payable for securities                              17,374       1,145,717          146,973
   Miscellaneous proceeds                                         11,490         143,374          250,963
                                                        ---------------------------------------------------
Total investment proceeds                                     25,228,891      30,114,722       38,085,026

Cost of investments acquired:
   Bonds                                                     (20,643,565)    (28,238,630)     (38,741,920)
   Stocks                                                       (330,637)       (722,341)        (526,826)
   Mortgage loans                                             (1,346,022)     (1,116,443)      (1,694,070)
   Real estate                                                      (303)            (34)           1,760
   Other invested assets                                        (396,494)       (521,699)        (203,027)
   Receivable/payable for securities                          (1,346,713)             --               --
   Miscellaneous applications                                     (5,322)        (44,478)        (334,906)
                                                        ---------------------------------------------------
Total cost of investments acquired                           (24,069,055)    (30,643,625)     (41,498,989)
Net increase in policy loans                                      (6,969)        (11,003)         (11,229)
                                                        ---------------------------------------------------
Net cost of investments acquired                             (24,076,025)    (30,654,628)     (41,510,218)
                                                        ---------------------------------------------------
Net cash provided by (used in) investing activities          $ 1,152,866   $    (539,906)   $  (3,425,192)

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

                                                                     YEAR ENDED DECEMBER 31
                                                                 2005             2004             2003
                                                        ---------------------------------------------------
FINANCING AND MISCELLANEOUS ACTIVITIES                                      RESTATED         RESTATED
Other cash provided:
   Capital and surplus paid in                          $             --      $  490,000        $ 480,000
   Borrowed funds received                                         8,450              --               --
   Net deposits and withdrawals on deposit-type
     contract funds and other liabilities without life
     or disability contingencies                                (360,558)       (499,262)        (406,713)
   Funds held under reinsurance treaty with unauthorized         973,428         637,252            5,292
   Other sources                                                 (74,352)       (174,360)         459,332
                                                        ---------------------------------------------------
Total cash provided                                              546,968         453,630          537,911
                                                        ---------------------------------------------------

 Other cash applied:
   Dividends paid to stockholder                                      --        (400,000)         (45,700)
   Capital distribution                                         (348,051)             --         (254,300)
                                                        ---------------------------------------------------
Total other cash applied                                        (348,051)       (400,000)        (300,000)
                                                        ---------------------------------------------------
Net cash provided by financing and miscellaneous
   activities                                                    198,917          53,630          237,911
                                                        ---------------------------------------------------
Net (decrease) increase in cash and short-term
   investments                                                  (971,345)        742,118         (288,322)

Cash and short-term investments:
   Beginning of year                                           1,297,372         555,254          843,576
                                                        ---------------------------------------------------
   End of year                                              $    326,027      $1,297,372       $  555,254
                                                        ===================================================

See accompanying notes.

                       Transamerica Life Insurance Company

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Transamerica Life Insurance Company (the Company) is a stock life insurance company and is owned by AEGON USA, Inc. (100% of preferred shares) and Transamerica Occidental Life Insurance Company (100% of common shares). AEGON USA, Inc. (AEGON) and Transamerica Occidental Life Insurance Company (TOLIC) are both indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2004, the Company completed a merger with Transamerica Assurance Company (TAC), which was a wholly-owned subsidiary of an affiliate, Transamerica Life Insurance and Annuity Company (TALIAC). The merger was accounted for in accordance with SSAP No. 68 as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TAC were carried forward to the merged company. As a result of the merger, TALIAC was issued 34,295 shares of the Company's common stock.

On October 1, 2005, the Company completed a merger with TALIAC, which was a wholly-owned subsidiary of an affiliate, TOLIC. The merger was accounted for in accordance with SSAP No. 68 as a statutory merger. Prior to the merger of the Company and TALIAC, TALIAC owned 34,295 shares and AEGON USA, Inc. owned 223,500 shares in common stock of the Company. TOLIC owned 100% (25,000 shares) of the outstanding common shares of TALIAC prior to the merger. As a result of the merger, the 34,295 outstanding shares of the Company previously held by TALIAC were retired and considered authorized but unissued stock of the merged entity. AEGON USA, Inc. exchanged its 223,500 common shares of the Company for 87,755 shares of a newly issued non-voting class of preferred stock of the merged entity, shares equivalent in value to that of the common shares previously held. Also in conjunction with the merger, the TALIAC stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALIAC into the Company, TOLIC received 316,955 shares of the merged entity, which was an equivalent fair market value of the TALIAC stock that was deemed cancelled. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TALIAC were carried forward to the merged company. Total capital and surplus of the Company was reduced by the value of the Company's stock held by TALIAC prior to the merger in the amount of $171,482.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Summarized financial information for the Company, TAC and TALIAC restated for periods prior to the mergers are as follows:

                             NINE MONTHS ENDED            PERIOD ENDED
                               SEPTEMBER 30                DECEMBER 31
                                  2005               2004              2003
                             -------------------------------------------------
                               UNAUDITED
Revenues:
  Company                    $  3,371,185       $  5,750,848       $  8,821,301
  TAC                                  --            152,450            171,400
  TALIAC                        2,857,854          4,013,098          4,829,689
Merger elimination                (51,949)                --                 --
                             --------------------------------------------------
As restated                  $  6,177,090       $  9,916,396       $ 13,822,390
                             ==================================================

Net income (loss):
  Company                    $     72,538       $    140,789       $    214,137
  TAC                                  --            (12,013)           (46,988)
  TALIAC                          158,430            138,389            (61,481)
Merger elimination                (51,949)                --                 --
                             --------------------------------------------------
As restated                  $    179,019       $    267,165       $    105,668
                             ==================================================


With respect to TAC, the period ended December 31, 2004, reflects revenues and net loss for the period January 1, 2004 through September 30, 2004 (date of merger with the Company).

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



                               SEPTEMBER 30              DECEMBER 31
                                  2005                      2004
                          ------------------------------------------
                                UNAUDITED
Assets:
  Company                      $ 43,871,399       $    44,084,752
  TALIAC                         25,439,677            25,543,641
  Merger elimination               (170,260)             (171,482)
                          ------------------------------------------
As restated                    $ 69,140,816       $    69,456,911
                          ==========================================

Liabilities:
  Company                      $ 42,406,844       $    42,220,417
  TALIAC                         24,476,492            24,665,883
  Merger elimination                (51,949)                   --
                          ------------------------------------------
As restated                    $ 66,831,387       $    66,886,300
                          ==========================================

Capital and surplus:
  Company                       $ 1,464,555       $     1,864,335
  TALIAC                            963,185               877,758
  Merger elimination               (118,311)             (171,482)
                          ------------------------------------------
As restated                     $ 2,309,429       $     2,570,611
                          ==========================================


NATURE OF BUSINESS

The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products, as well as a broad line of single fixed and flexible premium annuity products and guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and the US Virgin Islands. Sales of the Company's products are primarily through the Company's agents and financial institutions.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

   Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

  All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the fair value. If high credit quality securities are adjusted, the retrospective method is used.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative transactions used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

   Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

   Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.
                                                                              14

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Separate Accounts with Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies, premiums received and benefits paid would be recorded directly to the reserve liability.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not realizable.

   Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities as would be required under GAAP.

   Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC (SVO) has ascribed an NAIC designation of a 6), are reported at cost using the interest method.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value. Non-redeemable preferred stock are reported at fair value or lower of cost or fair value as determined by the SVO and related net unrealized capital gains/(losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies and mutual funds are carried at fair value and the related unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes. Common stocks of affiliated companies are carried at the GAAP basis equity in the underlying net assets.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Real estate occupied by the Company is reported at cost less allowances for depreciation. Real estate for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed principally by the straight-line method over the estimated useful lives of the properties.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Policy loans are reported at unpaid principal balances.

Other invested assets consist principally of investments in various joint ventures and limited partnerships and are recorded at equity in underlying net assets.

Other "admitted assets" are valued principally at cost.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and nonredeemable preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2005 and 2004, the Company excluded investment income due and accrued of $856 and $2,086, respectively, with respect to such practices.

The carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amount are recognized as realized losses on investments.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. The Company has recorded liabilities of $66,072 and $23,127 for these agreements as of December 31, 2005 and 2004, respectively. The reverse repurchase agreements are collateralized by government agency securities with book values of $68,279 and $24,600 as of December 31, 2005 and 2004, respectively. These securities have maturity dates that range from 2019 to 2028 and have a weighted average interest rate of 7.64%.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)




1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2005, securities with a book value of $8,504 and a market value of $8,468 were subject to dollar reverse repurchase agreements. These securities had an average interest rate of 6%. There were no outstanding dollar reverse repurchase agreements as of December 31, 2004.

The Company has an outstanding liability for borrowed money in the amount of $8,492 as of December 31, 2005 due to participation in dollar reverse repurchase agreements.

DERIVATIVE INSTRUMENTS

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as income in the statement of operations.


Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The carrying value of derivative instruments is reflected in either the other invested assets or the other liabilities line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2005 and 2004, derivatives in the amount of $108,923 and $247,510, respectively, were reflected in the other liabilities line within the financial statements.

AGGREGATE RESERVES FOR POLICIES AND CONTRACTS

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. The Company returns any portion of the final premium beyond the date of death.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to
13.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

REINSURANCE

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus (deficit) and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)



1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. Prior to 2004, these contracts were classified as life contracts in accordance with SSAP No. 50. During 2004, modifications were made to SSAP No. 50 such that these products should be classified as deposit-type contracts. As a result, the Company has changed its reserve classifications of these contracts as of January 1, 2004, with the change having no impact to the statement of operations during 2004.

SEPARATE ACCOUNTS

Separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with market value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)



1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $3,593,932, $3,133,505, and $3,600,917 in 2005, 2004, and
2003, respectively. In addition, the Company received $274,179, $248,269, and $201,048, in 2005, 2004 and 2003, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

PREMIUMS AND ANNUITY CONSIDERATIONS

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and revenues are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

STOCK OPTION AND STOCK APPRECIATION RIGHTS PLANS

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense of $359 and $613 for the years ended December 31, 2005 and 2004, respectively. In addition, the Company recorded an adjustment to unassigned surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $264 and $0, for years ended December 31, 2005 and 2004, respectively.

RECLASSIFICATIONS

Certain reclassifications have been made to the 2004 and 2003 financial statements to conform to the 2005 presentation.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


2. ACCOUNTING CHANGES

Effective January 1, 2003, the Company adopted SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change of accounting principle had no impact on capital and surplus as of January 1, 2003.

During 2003, the state of Missouri (the state of domicile for TAC prior to the merger into the Company) adopted Actuarial Guideline 38 through its adoption of the June 30, 2003 Accounting Practices and Procedures Manual. As such, the Company has adopted this guideline. Reserves as of January 1, 2003 under Actuarial Guideline 38, were increased by $31,957 and this amount has been recorded directly to unassigned surplus as the cumulative effect of a change in accounting principle.

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company's investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $6,668 at January 1, 2005.

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements are accounted for as collateralized lending. The cumulative effect

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


2. ACCOUNTING CHANGES (CONTINUED)

of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

3. CAPITAL STRUCTURE

The Company has 42,500 non-voting Series A shares and 87,755 non-voting Series B shares of preferred stock outstanding that are owned by AEGON. The par value of each class of preferred stock is $10 per share and the liquidation value of Series A is $1,365 per share and Series B is $10,000 per share. The per share liquidation values shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the Series A preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the Series B preferred shares shall be entitled to receive dividends equal to the rate of six percent of the issue price of the Series B preferred Stock. Holders of both series of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2005 and 2004, cumulative unpaid dividends relating to the preferred shares were $19,713 and $566, respectively.

The Company did not pay a common stock dividend to its parent company during 2005. During 2004, Transamerica Life Insurance and Annuity Company, which merged into the Company on October 1, 2005, paid $400,000 to its parent company, Transamerica Occidental Life Insurance Company. On September 29, 2005, the Company distributed $338,551 to its parent company of record on that date, AEGON USA, Inc, a return of additional paid-in capital. In addition, the Company distributed $9,500 as a return of additional paid-in capital to its preferred shareholder, AEGON USA, Inc., on September 29, 2005. On December 23, 2003, the Company paid $300,000 to its sole shareholder, Transamerica Holding Company, LLC, which was split between the common and preferred shares in the amount of $296,754 and $3,246, respectively.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


3. CAPITAL STRUCTURE (CONTINUED)

During 2002, the Company received $575,000 from Transamerica Holding Company, LLC, an affiliate, in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2005 and 2004, are as follows:

 DECEMBER 31, 2005
                                             BALANCE   INTEREST
                                 ORIGINAL OUT-STANDING   PAID      TOTAL
                     INTEREST     AMOUNT    AT END OF   CURRENT   INTEREST  ACCRUED
    DATE ISSUED        RATE      OF NOTES     YEAR       YEAR      PAID    INTEREST
-------------------------------------------------------------------------------------
September 30, 2002     6.0%     $  275,000 $  275,000  $ 16,500  $ 49,500 $   4,125
December 30, 2002      6.0         300,000    300,000    18,000    49,550     4,500
                               ------------------------------------------------------
Total                           $  575,000 $  575,000  $ 34,500  $ 99,050 $   8,625
                               ======================================================

DECEMBER 31, 2004
                                               BALANCE   INTEREST
                                 ORIGINAL   OUT-STANDING   PAID      TOTAL
                      INTEREST    AMOUNT      AT END OF  CURRENT   INTEREST  ACCRUED
     DATE ISSUED         RATE    OF NOTES       YEAR       YEAR      PAID    INTEREST
-------------------------------------------------------------------------------------
September 30, 2002       6.0%   $   275,000 $   275,000 $ 16,500  $ 33,000 $    4,125
December 30, 2002        6.0        300,000     300,000   18,000    31,550      4,500
                                -----------------------------------------------------
Total                           $   575,000 $   575,000 $ 34,500  $ 64,550 $    8,625
                                =====================================================


4. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


4. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

   Investment securities: Fair values for fixed maturity securities (including unaffiliated preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for unaffiliated common stock are based on quoted market prices.

   Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

   Interest rate caps and swaps: Estimated fair value of interest rate caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate and currency swaps, are based upon the pricing differential for similar swap agreements.

   Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential for similar swap agreements.

   Receivable from parents, subsidiaries, and affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying amount.

   Separate account assets: The fair value of separate account assets are based on quoted market prices.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts, which include guaranteed interest contracts and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Separate account annuity liabilities: The fair value of separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

4. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                  DECEMBER 31
                                                       2005                            2004
                                         ------------------------------- -------------------------------
                                            CARRYING                          CARRYING
                                             AMOUNT         FAIR VALUE         AMOUNT      FAIR VALUE
                                         ------------------------------- -------------------------------
ADMITTED ASSETS
Cash and short-term investments            $    326,027   $     326,027    $  1,297,372   $   1,297,372
Bonds                                        35,851,715      36,567,997      38,482,147      40,054,963
Unaffiliated preferred stocks                   338,423         388,220         478,380         524,506
Unaffiliated common stocks                      267,414         267,414         240,451         240,451
Mortgage loans on real estate                 5,770,723       5,957,887       5,747,773       6,094,522
Policy loans                                    123,221         123,221         116,252         116,252
Interest rate caps                               25,728          25,728           5,686           5,692
Swaps                                          (134,522)        206,623        (253,196)        268,678
Receivable from parents, subsidiaries,
  and affiliates                                 54,261          54,261          92,399          92,399
Separate account assets                      23,662,198      23,662,198      20,962,873      20,962,873

LIABILITIES
Investment contract liabilities              31,328,893      31,505,905      34,263,359      34,671,681
Separate account annuity liabilities         20,215,086      20,215,643      18,197,204      18,206,201

5. INVESTMENTS

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

                                                                           GROSS       GROSS
                                                                        UNREALIZED   UNREALIZED
                                                               GROSS    LOSSES LESS  LOSSES 12      ESTIMATED
                                                CARRYING    UNREALIZED    THAN 12    MONTHS OR        FAIR
                                                 AMOUNT        GAINS      MONTHS       MORE           VALUE
                                           ---------------------------------------------------------------------
DECEMBER 31, 2005
Bonds:
  United States Government and agencies    $     467,041   $    2,503  $   1,377  $     4,954    $     463,213
  State, municipal, and other government         729,272       76,529     10,322        8,152          787,326
  Public utilities                             2,393,792      137,486     13,895        5,964        2,511,419
  Industrial and miscellaneous                22,146,828      858,567    181,175       79,549       22,744,672
  Mortgage and other asset-backed
    securities                                10,114,782       80,569     63,523       70,461       10,061,367
                                           ---------------------------------------------------------------------
                                              35,851,715    1,155,654    270,292      169,080       36,567,997
Unaffiliated preferred stocks                    338,423       52,580      1,780        1,003          388,220
                                           ---------------------------------------------------------------------
                                             $36,190,138   $1,208,234   $272,072     $170,083      $36,956,217
                                           =====================================================================


                                                                            GROSS        GROSS
                                                                         UNREALIZED    UNREALIZED
                                                               GROSS     LOSSES LESS   LOSSES 12   ESTIMATED
                                                CARRYING    UNREALIZED     THAN 12     MONTHS OR      FAIR
                                                 AMOUNT        GAINS       MONTHS         MORE       VALUE
                                           ---------------------------------------------------------------------
DECEMBER 31, 2004
Bonds:
  United States Government and agencies     $    868,930     $  5,933 $    4,793   $    1,600      $   868,470
  State, municipal, and other government         855,561       96,160      7,382        4,067          940,272
  Public utilities                             2,646,822      185,222      3,473        4,676        2,823,895
  Industrial and miscellaneous                23,134,716    1,263,496     75,089       58,729       24,363,390
  Mortgage and other asset-backed
    securities                                10,976,117      173,412     30,938       59,655       11,058,936
                                           ---------------------------------------------------------------------
                                              38,482,146    1,823,219    121,675      128,727       40,054,963
Affiliated preferred stocks                        1,102           --         --           --            1,102
Other preferred stocks                           478,380       46,783        657           --          524,506
                                           ---------------------------------------------------------------------
                                             $38,961,629   $1,870,002   $122,332     $128,727      $40,580,571
                                           =====================================================================


The Company held bonds and preferred stock at December 31, 2005 and 2004 with a carrying value of $61,497 and $74,289, respectively, and amortized cost of $83,913 and $87,082, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

At December 31, 2005, for securities that have been in a continuous loss position for greater than or equal to twelve months, the Company held 623 securities with a carrying value of $4,015,779 and an unrealized loss of $170,083 with an average price of 95.8 (NAIC market value/amortized cost). Of this portfolio, 93% was investment grade with associated unrealized losses of $134,004.

At December 31, 2005, for securities in an unrealized loss position less than twelve months, the Company held 1,663 securities with a carrying value of $12,911,044 and an unrealized loss of $272,072 with an average price of 97.8 (NAIC market value/amortized cost). Of this portfolio, 93.7% was investment grade with associated unrealized losses of $232,159.

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2005 and 2004 is as follows:

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)


                                                  LOSSES LESS      LOSSES 12
                                                   THAN 12         MONTHS OR
                                                    MONTHS           MORE        TOTAL
                                              -------------------------------------------------
DECEMBER 31, 2005
Bonds:
  United States Government and agencies         $    141,244  $    170,403      $    311,647
  State, municipal and other government               60,165        97,138           157,303
  Public utilities                                   143,598       704,324           847,922
  Industrial and miscellaneous                     1,978,492     7,468,676         9,447,168
  Mortgage and other asset-backed securities       1,501,842     4,137,743         5,639,585
                                              -------------------------------------------------
                                                   3,852,341    12,578,284        16,403,625
Other preferred stocks                                20,355        60,688            81,043
                                              -------------------------------------------------
                                                $  3,845,696  $ 12,638,972       $16,484,668
                                              =================================================


                                                 LOSSES LESS       LOSSES 12
                                                   THAN 12         MONTHS OR
                                                    MONTHS           MORE        TOTAL
                                              -------------------------------------------------
DECEMBER 31, 2004
Bonds:
  United States Government and agencies          $   351,590  $    102,154       $   453,744
  State, municipal and other government               37,238        56,603            93,841
  Public utilities                                   268,419       145,819           414,238
  Industrial and miscellaneous                     3,832,278     1,203,626         5,035,904
  Mortgage and other asset-backed securities       3,614,254       782,497         4,396,751
                                              -------------------------------------------------
                                                   8,103,779     2,290,699        10,394,478
Other preferred stocks                                31,563            --            31,563
                                              -------------------------------------------------
                                                 $ 8,135,342  $  2,290,699       $10,426,041
                                              =================================================


The carrying amounts and estimated fair values of bonds at December 31, 2005, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

                                                                          CARRYING          ESTIMATED
                                                                           AMOUNT           FAIR VALUE
                                                                    ------------------------------------
Due in one year or less                                               $    1,024,634   $    1,027,408
Due after one year through five years                                      9,871,760        9,969,591
Due after five years through ten years                                     8,626,847        8,780,298
Due after ten years                                                        6,213,692        6,729,333
                                                                    ------------------------------------
                                                                          25,736,933       26,506,630
Mortgage and other asset-backed securities                                10,114,782       10,061,367
                                                                    ------------------------------------
                                                                       $  35,851,715    $  36,567,997
                                                                    ====================================

A detail of net investment income is presented below:

                                                                   YEAR ENDED DECEMBER 31
                                                           2005            2004             2003
                                                     ---------------------------------------------------
Interest on bonds and preferred stocks                   $2,077,785      $2,045,143       $2,062,944
Dividends on equity investments                               3,688          32,448           35,360
Interest on mortgage loans                                  383,849         349,988          311,376
Rental income on real estate                                  4,871           6,625            7,828
Interest on policy loans                                      9,277           6,903            6,293
Derivatives                                                 (29,658)        (21,395)         (22,920)
Other                                                        77,484          67,759           (3,281)
                                                     ---------------------------------------------------
Gross investment income                                   2,527,296       2,487,471        2,397,600

Less investment expenses                                   (137,242)       (106,722)        (103,677)
                                                     ---------------------------------------------------
Net investment income                                    $2,390,054      $2,380,749       $2,293,923
                                                     ===================================================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)



5. INVESTMENTS (CONTINUED)

Proceeds from sales and maturities of bonds and preferred stocks and related gross realized gains and losses were as follows:

                                                                   YEAR ENDED DECEMBER 31
                                                           2005            2004             2003
                                                     ---------------------------------------------------
Proceeds                                                 $23,512,439    $27,382,644      $37,245,119
                                                     ===================================================

Gross realized gains                                    $    291,791   $    377,571     $    613,253
Gross realized losses                                       (203,370)      (170,327)        (394,929)
                                                     ---------------------------------------------------
Net realized gains                                     $      88,421   $    207,244      $   218,324
                                                     ===================================================



Gross realized losses for the years ended December 31, 2005, 2004 and 2003 include $42,184, $41,722 and $172,815, respectively, which relates to losses recognized on other than temporary declines in market value of debt securities.

At December 31, 2005, investments with an aggregate carrying value of $58,331 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains/losses on investments and change in net unrealized capital gains/losses on investments are summarized below:

                                                                             REALIZED
                                                           ---------------------------------------------
                                                                      YEAR ENDED DECEMBER 31
                                                                  2005          2004           2003
                                                           ---------------------------------------------
Bonds and preferred stocks                                      $ 88,421     $ 207,244     $  218,324
Equity securities                                                 (4,465)        9,300          4,260
Mortgage loans on real estate                                     (3,054)      (12,719)           (83)
Real estate                                                        2,538         6,320          1,248
Short-term investments                                                (7)        2,113             --
Derivatives                                                      (27,493)      (37,464)       (74,660)
Other invested assets                                             69,851        40,595        (16,511)
                                                           ---------------------------------------------
                                                                 125,791       215,389        132,578

Tax effect                                                       (53,227)      (50,818)       (70,496)
Transfer to interest maintenance reserve                         (63,341)      (98,780)      (200,033)
                                                           ---------------------------------------------
Net realized capital gains (losses) on investments             $   9,223    $   65,791    $  (137,951)
                                                           =============================================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

                                                                      CHANGE IN UNREALIZED
                                                          ----------------------------------------------
                                                                     YEAR ENDED DECEMBER 31
                                                               2005           2004           2003
                                                          ----------------------------------------------
Bonds                                                         $(112,374)     $  54,762     $  148,028
Preferred stocks                                                  1,816          8,029           (294)
Common stocks                                                     5,085         14,629         12,952
Affiliated entities                                               2,619         57,132        (77,012)
Mortgage loans on real estate                                        --             --        (28,842)
Other invested assets                                            58,498        (33,808)        (3,337)
Derivative instruments                                           88,809        (40,228)       (56,483)
                                                          ----------------------------------------------
Change in net unrealized capital gains/losses                $   44,453      $  60,516       $ (4,988)
                                                          ==============================================


Gross unrealized gains and gross unrealized losses on unaffiliated common stocks are as follows:

                                                                                       DECEMBER 31
                                                                                   2005           2004
                                                                            -------------------------------

   Unrealized gains                                                              $35,911        $30,587
   Unrealized losses                                                              (3,424)        (3,186)
                                                                            -------------------------------
   Net unrealized gains                                                          $32,487        $27,401
                                                                            ===============================



During 2005, the Company issued mortgage loans with interest rates ranging from 4.25% to 7.41% for commercial loans and 6.35% to 7.60% for agricultural loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 89%. Mortgage loans with a carrying amount of $132 were non-income producing for the previous 180 days. Accrued interest of $119 related to these mortgage loans was excluded from investment income at December 31, 2005. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


5. INVESTMENTS (CONTINUED)

At December 31, 2005 and 2004, the carry amounts of impaired loans with a related allowance for credit losses were $105 and $17,978, respectively, with associated allowances of $104 and $8,184, respectively. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2005 or 2004. The average recorded investment in impaired loans during 2005 and 2004 was $4,766 and $65,840, respectively.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized interest income on impaired loans of $110 and $3,077 for the years ended December 31, 2005 and 2004, respectively. Interest income in the amount of $126 and $5,672 was recognized on a cash basis for years ended December 31, 2005 and 2004, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

                                                                         YEAR ENDED DECEMBER 31
                                                                      2005          2004           2003
                                                               --------------------------------------------
   Balance at beginning of period                                   $  8,184      $  8,363       $  1,863
   Additions, net charged to operations                                  838        13,234          6,500
   Reduction due to write-downs charged against the allowance          7,612         6,300             --
   Recoveries in amounts previously charged off                        1,306         7,113             --
                                                               --------------------------------------------
   Balance at end of period                                         $    104      $  8,184       $  8,363
                                                               ============================================


At December 31, 2005 and 2004, the Company had recorded investments in restructured securities of $15,354 and $24,208, respectively. There were no capital losses taken as a result of such restructurings. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

At December 31, 2005 and 2004, the Company had loans of $0 and $64, respectively, for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2005 and 2004 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

At December 31, 2005 and 2004, the Company held a mortgage loan loss reserve in the AVR of $143,121 and $113,662, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

              GEOGRAPHIC DISTRIBUTION                            PROPERTY-TYPE DISTRIBUTION
---------------------------------------------------- ----------------------------------------------------
                                   DECEMBER 31                                         DECEMBER 31
                                 2005       2004                                     2005       2004
                              ----------------------                              -----------------------
South Atlantic                     23%        22%    Office                           36%        37%
Pacific                            21         20     Industrial                       20         21
Mountain                           17         17     Apartment                        19         20
E. North Central                   13         16     Retail                           18         16
Middle Atlantic                    12         11     Other                             4          3
W. North Central                    7          6     Agriculture                       2          2
W. South Central                    3          3     Medical                           1          1
E. South Central                    2          3
New England                         2          2

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 17 1/2 years for forecasted hedge transactions. For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be market to market through surplus. For the year ended December 31, 2005, none of the Company's cash flow hedges has been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2005 and 2004, the Company has recorded $14,928 and $69, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss. The Company did not recognize any unrealized gains or losses during 2005 or 2004 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.


An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments. The Company may also invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap/floor contracts.

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

5. INVESTMENTS (CONTINUED)

The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. At December 31, 2005 and 2004, the Company had replicated assets with a fair value of $257,592 and $220,517, respectively, and credit default swaps with a fair value of $655 and $469, respectively. During the years ended December 31, 2005, 2004, and 2003, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead. As of December 31, 2005, the fair value of all contracts, aggregated at a counterparty level, with a positive and negative fair value amounted to $380,956 and $148,605, respectively.

At December 31, 2005 and 2004, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                              NOTIONAL AMOUNT
                                                                    ------------------------------------
                                                                             2005              2004
                                                                    ------------------------------------
Derivative securities:
  Interest rate and currency swaps:
    Receive fixed -- pay floating                                         $6,049,495       $6,687,078
    Receive floating -- pay fixed                                          5,177,710        5,763,272
    Receive floating (uncapped) -- pay floating (capped)                   2,252,501        2,891,170
  Interest rate cap agreement                                              4,503,253           30,854
  Interest rate floor agreements                                                  --          160,500

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)


6. REINSURANCE

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                                 YEAR ENDED DECEMBER 31
                                                           2005             2004              2003
                                                  ------------------------------------------------------
Direct premiums                                        $6,263,720        $6,613,440       $9,743,189
Reinsurance assumed -- non affiliates                     118,163             4,135           28,199
Reinsurance assumed -- affiliates                           4,151           606,996          155,918
Reinsurance ceded -- non affiliates                      (143,292)         (154,630)        (225,402)
Reinsurance ceded -- affiliates                        (1,137,525)         (728,691)         (58,488)
                                                  ------------------------------------------------------
Net premiums earned                                    $5,105,217        $6,341,250       $9,643,416
                                                  ======================================================


The Company received reinsurance recoveries in the amount of $207,157, $246,616, and $308,400 during 2005, 2004, and 2003, respectively. At December 31, 2005 and 2004, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $13,626 and $15,175, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2005 and 2004 of $2,954,515 and $1,981,259, respectively.

At December 31, 2005 and 2004, amounts recoverable from unaffiliated unauthorized reinsurers of $1,497 and $2,089, respectively, and reserve credits for reinsurance ceded of $28,971 and $31,484, respectively were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $32,063 and $37,230 at December 31, 2005 and 2004, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

6. REINSURANCE (CONTINUED)

During 2001, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts. The gain from this transaction of $13,674 was credited directly to unassigned surplus. During 2005, 2004, and 2003, $1,437 $1,480 and $1,525,
respectively, of the initial gain were amortized into earnings, with a corresponding charge to unassigned surplus.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $33,042, which was credited directly to unassigned surplus. During 2005, 2004 and 2003, the Company has amortized $3,304, $3,304 and $3,304, respectively, into earnings with a corresponding charge to unassigned surplus. The Company has a liability for funds held under reinsurance of $625,459 and $31,080 at December 31, 2005 and December 31, 2004, respectively.

During 2003, the Company recaptured a block of business ceded to a non-affiliated company. The recapture resulted in no consideration received by or paid to the Company. This recapture resulted in a pre-tax loss of $3,323, which was recorded in the statement of operations. The loss was offset by the release of liability for unauthorized reinsurance and non-admitted assets related to the reinsurance treaty of $3,208, which were credited directly to unassigned surplus.

During 2003, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd, an affiliate. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,608 and the reserve credit taken of $6,188 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $256, $266 and $275 into earnings during 2005, 2004 and 2003, respectively, with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit of $3,000.

During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $12,906 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)

6. REINSURANCE (CONTINUED)

be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded directly to the unassigned surplus on a net of tax basis. The initial mod-co transaction of $1,587,431 is included separately in the revenue and expense sections of the Company's statement of operations for 2003. During 2005, 2004 and 2003, the Company has amortized $985, $6,979 and $9,473, respectively, of the initial gain into earnings with a corresponding charge to unassigned surplus.

The Company has historically been a party to various reinsurance transactions with MEGA Life and Health Insurance Co. and its affiliates ("MEGA") related to certain accident and health business. During 2003, the Company entered into several reinsurance transactions and novations of certain underlying policies such that all risks associated with these treaties and policies have been ceded to MEGA. No gain or loss was recognized related to these transactions.

During 2004, the Company entered into another reinsurance transaction to cede the new production of certain fixed annuity contracts to Transamerica International Re (Ireland) Ltd, an affiliate of the Company, on a funds withheld basis. The Company ceded premiums of $861,776 and $677,733 during 2005 and 2004, respectively, and has taken a reserve credit of $1,419,368 and $650,613 at December 31, 2005 and 2004, respectively. The Company has a liability for funds held under reinsurance of $1,364,943 and $620,934 at December 31, 2005 and December 31, 2004, respectively. The consummation of this treaty caused no initial gain or loss.

On July 1, 2004, the Company recaptured the business it had ceded to TOLIC. The Company received $286,705 as consideration for this recapture, which has been included in the Company's statement of operations. The change in reserves of $293,942 related to the recapture has been reported in the statement of operations. This transaction reduced funds held under coinsurance and other reinsurance treaties by $286,754 during 2004.

On October 1, 2004, the Company recaptured the business it had ceded under a reinsurance treaty with First AUSA Life Insurance Company, an affiliate. The Company received $643,279 as consideration for this recapture, which has been included in the Company's statement of operations. The change in reserves of $643,279 related to the recapture has been reported in the statement of operations as an increase in reserves.

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)


7. INCOME TAXES

The main components of net deferred income taxes are as follows:

                                                              DECEMBER 31
                                                        2005               2004
                                                 ---------------------------------------
Deferred income tax assets:
  Guaranty funds                                      $   6,156          $   5,770
  Non-admitted assets                                     2,813              2,331
  807(f) assets                                           8,195              4,868
  Deferred acquisition costs                            212,840            210,148
  Reserves                                              100,065             94,755
  Unrealized capital losses                              65,081             60,665
  Derivatives                                            60,941                 --
  Deferred intercompany losses                            1,918             25,031
  Other                                                   6,798              7,257
                                                 ---------------------------------------
Total deferred income tax assets                      $ 464,807          $ 410,825
                                                 =======================================

Deferred income tax assets -- nonadmitted             $ 169,345          $ 154,668
                                                 =======================================
Deferred income tax liabilities:
  Unrealized capital gains                            $ 140,564          $ 123,493
  807(f) liability                                        4,182              2,508
  Accrued dividends                                       4,447                 --
  Deferred intercompany gains                            11,524             37,177
  Partnerships                                           17,745            (16,678)
  Other                                                     608              8,308
                                                 ---------------------------------------
Total deferred income tax liabilities                 $ 179,070          $ 154,808
                                                 =======================================

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)


7. INCOME TAXES (CONTINUED)

The change in net deferred income tax assets and deferred income tax assets -- nonadmitted are as follows:

                                                                           YEAR ENDED DECEMBER 31
                                                                      2005          2004          2003
                                                                 -------------------------------------------
Change in net deferred income tax asset                            $29,720      $(43,530)    $ (98,414)
                                                                 ===========================================
Change in deferred income tax assets - nonadmitted                 $14,677      $(21,192)    $ (55,677)
                                                                 ===========================================



Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

                                                               YEAR ENDED DECEMBER 31
                                                      2005                2004               2003
                                             -----------------------------------------------------------
Income tax computed at federal statutory
  rate (35%)                                        $102,803            $97,892            $105,259
  Deferred acquisition costs -- tax basis              3,237             14,810              15,082
  Depreciation                                            --                 53                (112)
  Dividends received deduction                       (22,887)            (8,511)             (4,005)
  IMR amortization                                   (13,821)           (11,515)             (6,768)
  Investment income items                             (9,159)            (4,233)             (7,787)
  Low income housing credits                          (5,138)            (5,215)             (6,035)
  Limited partnerships book/tax difference            (2,477)            13,641               3,129
  Prior year over accrual                            (22,832)             2,409             (31,195)
  Tax contingencies                                      930              4,845               7,441
  Prior year receivable                              (18,578)           (18,578)            (18,578)
  Reinsurance transactions                            (2,094)            (5,049)              1,830
  Tax credits                                           (716)              (218)               (892)
  Tax reserve adjustment                              (3,549)               242                (664)
  Other                                               (1,417)            (2,256)                415
                                             -----------------------------------------------------------
Federal income tax expense                         $   4,302            $78,317            $ 57,120
                                             ===========================================================

                      Transamerica Life Insurance Company

                             (Dollars in Thousands)


7. INCOME TAXES (CONTINUED)

Effective October 1, 2005, the Company joined in a consolidated income tax return filing with TOLIC. Prior to that date, the Company filed a consolidated tax return with its indirect parent company, AEGON US Holding Corporation. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income. In addition, any operating loss or capital loss carryforwards are calculated for the life and nonlife subgroups on a consolidated basis.

The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. The examination fieldwork for 2001 through 2003 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination of 2004 is scheduled to begin in 2006.

Effective October 1, 2005, the Company was the surviving company in a merger with Transamerica Life Insurance and Annuity Company (TALIAC). An examination of TALIAC's federal income tax returns by the Internal Revenue Service is underway for the calendar years 2002, 2003 and 2004.

Income taxes incurred during 2005, 2004 and 2003 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $159,090, $124,669 and $128,053, respectively.

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). Effective October 1, 2005, the Company was a surviving company in a merger with TALIAC. No federal income taxes have been provided for in the financial statements on income deferred in the PSA of the surviving company ($20,260 at December 31, 2005). Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the policyholder surplus account balance on a tax free basis. Prior to the merger with TALIAC, the Company made a distribution from the policyholder surplus account which reduced its balance to $0 ($20,387 at December 31, 2004). The balance of the

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)



7. INCOME TAXES (CONTINUED)

Company's PSA as of December 31, 2005 is $20,260, which is a carryover from TALIAC's pre-merger PSA balance. If a balance remains after 2006, to the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable (after 2006), the tax thereon computed at the current rates would amount to approximately $7,091.

8. POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's annuity and deposit-type products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

                                                                      DECEMBER 31
                                                          2005                           2004
                                              ------------------------------ ------------------------------
                                                                 PERCENT                        PERCENT
                                                   AMOUNT       OF TOTAL          AMOUNT       OF TOTAL
                                              ------------------------------ ------------------------------
Subject to discretionary withdrawal with
  market value adjustment                     $   4,137,425         7%       $   5,145,819         9%
Subject to discretionary withdrawal at
  book value less surrender charge                5,194,249         9            8,960,598        16
Subject to discretionary withdrawal at
  market value                                   19,641,958        34           17,492,878        30
Subject to discretionary withdrawal at
  book value (minimal or no charges or
  adjustments)                                   16,625,467        29           13,920,011        24
Not subject to discretionary withdrawal
  provision                                      12,093,715        21           12,421,475        21
                                              ------------------------------ ------------------------------
Total gross                                      57,692,814       100%          57,940,781       100%
                                                              ==============                 ==============
Less reinsurance ceded                            2,590,225                      1,867,055
                                              -----------------              -----------------
Total net policy reserves on annuities
  and deposit-type liabilities                 $ 55,102,589                   $ 56,073,726
                                              =================              =================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

Included in the liability for deposit-type contracts at December 31, 2005 and 2004 are $3,450,000 and $4,237,000, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance is used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2005, the contractual maturities were: 2006 - $1,242,000; 2007 - $1,373,000; 2008 - $0; 2009 - $368,000; 2010 - $55,000, and
thereafter - $412,000.

The Company's liability for deposit-type contracts includes GIC's and funding agreements assumed from Monumental Life Insurance Company, an affiliate. The liabilities assumed are $4,218,445 and $5,007,410 at December 31, 2005 and 2004, respectively.

Separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these are carried at market value. The life insurance policies typically provide a guaranteed minimum death benefit. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2005 and 2004 is as follows:

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)



8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)


                                             NONINDEXED
                                             GUARANTEED       NONINDEXED
                                            LESS THAN OR      GUARANTEED       NONGUARANTEED
                                            EQUAL TO 4%      MORE THAN 4%    SEPARATE ACCOUNT         TOTAL
                                         --------------------------------------------------------------------------
Premiums, deposits, and other
  considerations for the year ended
  December 31, 2005                           $    7,756        $       --     $   3,592,608     $   3,600,364
                                         ==========================================================================

Reserves for separate accounts with
 assets at:
  Fair value                                  $       --        $       --     $  22,429,774     $  22,429,774
  Amortized cost                                 472,193           136,956                --           609,149
                                         --------------------------------------------------------------------------
Total at December 31, 2005                    $  472,193        $  136,956     $  22,429,774     $  23,038,923
                                         ==========================================================================

Reserves for separate accounts by
 withdrawal characteristics at
  December 31, 2005:
   Subject to discretionary withdrawal:
    With market value adjustment              $       --        $  136,956     $          --     $     136,956
    At book value without market
      value adjustment and with current
      surrender charge of 5% or more                  --                --                --                --
    At fair value                                     --                --        22,429,774        22,429,774
    At book value without market
      value adjustment and with current
      surrender charge of less than 5%           436,447                --                --           436,447
  Not subject to discretionary
    withdrawal                                    35,746                --                --            35,746
                                         --------------------------------------------------------------------------
  Total separate account liabilities at
    December 31, 2005                         $  472,193        $  136,956     $  22,429,774     $  23,038,923
                                         ==========================================================================


                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)


                                             NONINDEXED
                                             GUARANTEED       NONINDEXED
                                            LESS THAN OR      GUARANTEED       NONGUARANTEED
                                            EQUAL TO 4%      MORE THAN 4%    SEPARATE ACCOUNT         TOTAL
                                         --------------------------------------------------------------------------
Premiums, deposits, and other
  considerations for the year ended
  December 31, 2004                           $   11,643        $       --     $   3,125,541     $   3,137,184
                                         ==========================================================================

Reserves for separate accounts with
 assets at:
  Fair value                                  $       --        $       --     $  19,631,255     $  19,631,255
  Amortized cost                                 450,201           255,701                --           705,902
                                         --------------------------------------------------------------------------
Total at December 31, 2004                    $  450,201        $  255,701     $  19,631,255     $  20,337,157
                                         ==========================================================================

Reserves for separate accounts by
 withdrawal characteristics at
  December 31, 2004:
   Subject to discretionary withdrawal:
    With market value adjustment              $       --        $  255,701     $      65,384     $     321,085
    At book value without market
       value adjustment and with
       current surrender charge of 5%
       or more                                        --                --                --                --
    At fair value                                     --                --        19,565,871        19,565,871
    At book value without market
       value adjustment and with
       current surrender charge of less
       than 5%                                   418,070                --                --           418,070
  Not subject to discretionary
     withdrawal                                   32,131                --                --            32,131
                                         --------------------------------------------------------------------------
  Total separate account liabilities at
    December 31, 2004                         $  450,201        $  255,701     $  19,631,255     $  20,337,157
                                         ==========================================================================


                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                             NONINDEXED
                                             GUARANTEED       NONINDEXED
                                            LESS THAN OR      GUARANTEED       NONGUARANTEED
                                             EQUAL TO 4%     MORE THAN 4%    SEPARATE ACCOUNT         TOTAL
                                          -------------------------------------------------------------------------
Premiums, deposits, and other
  considerations for the year ended
  December 31, 2003                          $     10,816      $     4,750     $   3,582,463     $   3,598,029
                                          =========================================================================

Reserves for separate accounts with
 assets at:
  Fair value                                 $         --      $        --     $  16,849,560     $  16,849,560
  Amortized cost                                  412,985          308,856                --           721,841
                                          -------------------------------------------------------------------------
Total at December 31, 2003                   $    412,985      $   308,856     $  16,849,560     $  17,571,401
                                          =========================================================================

Reserves for separate accounts by
 withdrawal characteristics at
  December 31, 2003:
  Subject to discretionary withdrawal:
    With market value adjustment             $         --      $   255,701     $      65,384     $     321,085
    At book value without market value
       adjustment and with current
       surrender charge of 5% or more                  --               --                --                --
    At fair value                                      --               --        19,565,871        19,565,871
    At book value without market value
       adjustment and with current
       surrender charge of less than 5%           418,070               --                --           418,070
  Not subject to discretionary withdrawal          32,131               --                --            32,131
                                          -------------------------------------------------------------------------
  Total separate account liabilities at
    December 31, 2003                        $    450,201      $   255,701     $  19,631,255     $  20,337,157
                                          =========================================================================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                     YEAR ENDED DECEMBER 31
                                                                 2005           2004           2003
                                                          ----------------------------------------------
Transfers as reported in the summary of operations of
 the separate accounts statement:
    Transfers to separate accounts                            $3,593,915     $3,133,299     $3,600,917
    Transfers from separate accounts                          (2,235,232)    (2,116,915)    (1,185,184)
                                                          ----------------------------------------------
Net transfers to separate accounts                             1,358,683      1,016,384      2,415,733

Miscellaneous reconciling adjustments                              6,833          5,805          7,034
                                                          ----------------------------------------------
Transfers as reported in the summary of operations of
  the life, accident and health annual statement              $1,365,516     $1,022,189     $2,422,767
                                                          ==============================================


At December 31, 2005 and 2004, the Company had separate account annuities with guaranteed benefits as follows:

                                                         SUBJECTED                        REINSURANCE
                                                          ACCOUNT         AMOUNT OF         RESERVE
     BENEFIT AND TYPE OF RISK                              VALUE        RESERVE HELD        CREDIT
---------------------------------------------------------------------------------------------------------
DECEMBER 31, 2005
   Minimum guaranteed death benefit                     $13,441,966       $148,186        $25,827
   Minimum guaranteed income benefit                      8,303,742        111,898          6,973
   Guaranteed premium accumulation fund                      61,322          8,875             --
   Minimum guaranteed withdrawal benefit                  1,257,973          7,002         (4,448)

DECEMBER 31, 2004
   Minimum guaranteed death benefit                     $12,708,701       $123,555        $30,342
   Minimum guaranteed income benefit                      8,273,717         93,888          2,760
   Guaranteed premium accumulation fund                      79,525          8,066             --
   Minimum guaranteed withdrawal benefit                    448,821          1,612         (1,255)

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

For Variable Annuities with Guaranteed Living Benefits (VAGLB), which includes minimum guaranteed income, minimum guaranteed withdrawal, and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2005 and 2004, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                                 GROSS       LOADING      NET
                                               ---------------------------------
DECEMBER 31, 2005
 Life and annuity:
  Ordinary direct first year business            $ 3,520     $ 2,463     $ 1,057
  Ordinary direct renewal business                21,815       7,026      14,789
  Group life direct business                       3,233       2,347         886
                                               ---------------------------------
Total life and annuity                            28,568      11,836      16,732
Accident and health:
  Direct                                           4,422          --       4,422
                                               ---------------------------------
Total accident and health                          4,422          --       4,422
                                               ---------------------------------
                                                 $32,990     $11,836     $21,154
                                               =================================

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


8. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

DECEMBER 31, 2004                                           GROSS          LOADING           NET
                                                       -------------------------------------------------
Life and annuity:
  Ordinary direct first year business                      $  3,703       $  2,524         $  1,179
  Ordinary direct renewal business                           22,497          7,133           15,364
  Group life direct business                                  4,190          2,800            1,390
                                                       -------------------------------------------------
Total life and annuity                                       30,376         12,414           17,933
Accident and health:
  Direct                                                      3,053             --            3,053
                                                       -------------------------------------------------
Total accident and health                                     3,053             --            3,053
                                                       -------------------------------------------------
                                                            $33,429        $12,414          $20,986
                                                       =================================================


At December 31, 2005 and 2004, the Company had insurance in force aggregating $1,023,533 and $1,175,628, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $29,615 and $34,797 to cover these deficiencies at December 31, 2005 and 2004, respectively.

During 2004, the Company made a correction in the guaranteed nonforfeiture interest rate on certain universal life contracts. This caused a decrease in reserves of $1,423, which was credited to capital and surplus.

During 2003, the Company upgraded its reserve valuation system for fixed deferred annuities and variable annuities. The valuation system upgrade, which provides for more precise calculations, caused general account reserves to decrease by $3,572 and separate account reserves to increase by $4,681. The amounts relating to the general account were credited directly to unassigned surplus. The amounts related to the separate accounts are included in the change in surplus in separate accounts in the 2003 statement of changes in capital and surplus.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


9. DIVIDEND RESTRICTIONS

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2006, without the prior approval of insurance regulatory authorities, is $289,422.

During 2003, upon approval of insurance regulatory authorities, the Company paid $300,000 to its parent company. This payment consisted of a dividend of $45,700 and a return of additional paid-in-capital of $254,300.

During 2004, the Company received a capital contribution of $490,000. During 2003, the Company received a capital contribution of $200,000 in cash from the parent company of TALIAC, TOLIC, and $80,000 from the Company's parent at that time, Transamerica Holding Company, LLC.

During 2004, the Company paid a dividend of $400,000 to TOLIC.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2005, the Company meets the RBC requirements.

10. RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. The Company's allocation of pension expense for each of the years ended December 31, 2005, 2004, and 2003 was $2,789, $1,417, and $1,658, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

10. RETIREMENT AND COMPENSATION PLANS (CONTINUED)

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Benefits expense of $1,515, $620, and $637 were allocated for the years ended December 31, 2005, 2004, and 2003, respectively.

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2005, 2004, and 2003 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans, calculated on the pay-as-you-go basis, are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $273, $172, and $166 for the years ended December 31, 2005, 2004, and 2003, respectively.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

During 2005, 2004 and 2003, the Company sold $10,788, $23,460, and $22,970, respectively, of agent balances without recourse to an affiliated company. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc.
(MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales.

12. RELATED PARTY TRANSACTIONS

The Company is party to a common cost allocation service arrangement between AEGON USA, Inc. companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company's mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2005, 2004, and 2003, the Company paid $82,913, $95,876 and $142,703, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate. During 2005, 2004, and 2003, the Company paid net interest of $14,352, $1,943, and $1,988, respectively, to affiliates.

At December 31, 2005, the Company held two short-term notes receivable in the amount of $39,500 and $2,000, from AEGON USA, Inc., an affiliate, which are due on or before December 28, 2006 and December 30, 2006, respectively. These notes receivable are reported in aggregate as a receivable from parent, subsidiaries and affiliates on the balance sheet. At December 31, 2004, the Company reported $47,800 short-term notes receivable from Monumental Life Insurance Company, an affiliate, which was due December 23, 2005. Interest on these notes accrues based on the 30-day commercial paper rate at the time of issuance.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

12. RELATED PARTY TRANSACTIONS (CONTINUED)

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $245,922 and $236,425 at December 31, 2005 and 2004, respectively.

13. COMMITMENTS AND CONTINGENCIES

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $5,513,354 as of December 31, 2005. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results.

The Company has also provided a guarantee for the obligations of non-insurance affiliates. These entities accept assignments of structured settlement payment obligations from other insurers and purchases structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

At December 31, 2005, 2004, and 2003, the Company had entered into an agreement with commitment amounts of $21,090, $21,090, and $37,670, respectively, for which it was paid a fee to provide credit enhancement and standby liquidity asset purchase agreements on municipal variable rate demand note facilities. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

At December 31, 2005 and 2004, the net amount of securities being acquired on a to be announced basis was $3,043 and $1,393,579, respectively.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Company may pledge assets as collateral for derivative transactions. At December 31, 2005, the Company has pledged invested assets with a carrying value and market value of $2,644 and $2,697, respectively, in conjunction with these transactions.

Assets in the amount of $1,090,893 and $1,530,302 as of December 31, 2005 and 2004, respectively, were pledged as collateral in conjunction with funding agreements associated with the Federal Home Loan Bank.

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102 or 105% of the fair market value of the loaned securities as of the transaction date for domestic or international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 102 or 105% of the fair value of the loaned domestic or international securities. This additional collateral, along with the collateral already held in connection with the lending transaction, is at least equal to 102 or 105% of the fair value of the loaned domestic or international securities, respectively. The agreement does not allow rehypothication of collateral by any party involved but does allow cash collateral to be invested in reverse repurchase agreements. At December 31, 2005 and 2004, the value of securities loaned amounted to $1,237,883 and $1,229,581, respectively.

The Company has contingent commitments for $645,650 and $307,314 at December 31, 2005 and 2004, respectively, for joint ventures, partnerships, and limited liability companies.

At December 31, 2005 and 2004, the Company has mortgage loan commitments of $64,863 and $159,545, respectively.

At December 31, 2004, the Company has outstanding private placement commitments of $32,000. No such commitments existed at December 31, 2005.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

                       Transamerica Life Insurance Company

                             (Dollars in Thousands)


13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $18,520 and $16,615 and an offsetting premium tax benefit of $7,075 and $7,122 at December 31, 2005 and 2004, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $286, $365, and $56 for the years ended December 31, 2005, 2004, and 2003, respectively.

In the normal course of business, the Company has obtained letters of credit of $1,010 for the benefit of non affiliated companies that have reinsured business to the Company where the ceding companies state of domicile does not recognize the Company as an authorized reinsurer.

                            Statutory-Basis Financial
                               Statement Schedules

                       Transamerica Life Insurance Company


                      Summary of Investments -- Other Than
                         Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2005

SCHEDULE I


                                                                                         AMOUNT AT WHICH
                                                                                           SHOWN IN THE
                                                                            MARKET        BALANCE SHEET
                 TYPE OF INVESTMENT                       COST (1)           VALUE
-----------------------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
   United States Government and government agencies
     and authorities                                      $   471,422       $   467,973      $   471,422
   States, municipalities and political subdivisions        1,087,998         1,089,051        1,087,998
   Foreign governments                                        515,026           564,627          515,026
   Public utilities                                         2,393,792         2,511,419        2,393,792
   All other corporate bonds                               31,383,477        31,934,927       31,383,477
Redeemable preferred stocks                                   338,423           388,220          338,423
                                                     ------------------------------------------------------
Total fixed maturities                                     36,190,138        36,956,217       36,190,138

EQUITY SECURITIES
Common stocks:
   Public utilities                                             1,177             1,818            1,818
   Banks, trust and insurance                                  73,381            74,766           74,766
   Industrial, miscellaneous and all other                    160,369           190,830          190,830
                                                     ------------------------------------------------------
Total equity securities                                       234,927           267,414          267,414

Mortgage loans on real estate                               5,770,723                          5,770,723
Real estate                                                    34,521                             34,521
Policy loans                                                  123,221                            123,221
Other long-term investments                                 1,116,749                          1,116,749
Cash and short-term investments                               326,027                            326,027
                                                     -------------------                -------------------
Total investments                                         $43,796,305                        $43,828,793
                                                     ===================                ===================


 (1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                       Transamerica Life Insurance Company


                       Supplementary Insurance Information
                             (Dollars in Thousands)

SCHEDULE III



                                        FUTURE POLICY                  POLICY AND
                                        BENEFITS AND     UNEARNED       CONTRACT    PREMIUM REVENUE
                                          EXPENSES       PREMIUMS      LIABILITIES
                                       ------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
Individual life                          $ 3,733,738      $    --        $21,092        $  658,856
Individual health                            562,473       11,670         22,345           126,590
Group life and health                        411,648        3,611         28,479           128,286
Annuity                                   26,901,713           --          5,628         4,191,485
                                       ------------------------------------------------------------
                                         $31,609,572      $15,281        $77,544        $5,105,217
                                       ============================================================

YEAR ENDED DECEMBER 31, 2004
Individual life                          $ 3,722,730      $    --        $18,826        $1,109,335
Individual health                            481,153       11,264         20,082           125,322
Group life and health                        371,785        3,678         26,399           133,651
Annuity                                   28,876,607           --             --         4,972,942
                                       ------------------------------------------------------------
                                         $33,452,275      $14,942        $65,307        $6,341,250
                                       ============================================================

YEAR ENDED DECEMBER 31, 2003
Individual life                          $ 3,345,082      $    --        $14,877        $  558,828
Individual health                            381,477       11,590         15,488           117,508
Group life and health                        329,033        3,728         17,239           142,627
Annuity                                   28,215,458           --             --         8,824,453
                                       ------------------------------------------------------------
                                         $32,271,050      $15,318        $47,604        $9,643,416
                                       ============================================================


                                                         BENEFITS,
                                                          CLAIMS
                                            NET         LOSSES AND        OTHER
                                         INVESTMENT     SETTLEMENT      OPERATING      PREMIUMS
                                           INCOME*       EXPENSES       EXPENSES*       WRITTEN
                                       -------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
Individual life                          $  231,660      $  212,786     $  659,658
Individual health                            32,417         146,318         42,532      $ 127,460
Group life and health                        24,716         124,052         52,140        214,013
Annuity                                   2,101,261       4,691,047      1,538,213
                                       ----------------------------------------------
                                         $2,390,054      $5,174,203     $2,292,543
                                       ==============================================

YEAR ENDED DECEMBER 31, 2004
Individual life                          $  203,679      $  561,099     $  767,391
Individual health                            25,246         149,813         34,059      $ 126,384
Group life and health                        20,452         129,852         69,401        222,495
Annuity                                   2,131,372       6,571,058      1,353,494
                                       ----------------------------------------------
                                         $2,380,749      $7,411,822     $2,224,345
                                       ==============================================

YEAR ENDED DECEMBER 31, 2003
Individual life                          $  188,648      $  495,807     $  267,671
Individual health                            20,776         130,651         40,096      $ 117,509
Group life and health                        18,993         109,984         62,601        205,257
Annuity                                   2,065,506       7,724,565      4,689,586
                                       ----------------------------------------------
                                         $2,293,923      $8,461,007     $5,059,954
                                       ==============================================


* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                       Transamerica Life Insurance Company

                                   Reinsurance
                             (Dollars in Thousands)

SCHEDULE IV

                                                                                                    PERCENTAGE OF
                                                                   ASSUMED FROM                        AMOUNT
                                                 CEDED TO OTHER        OTHER             NET           ASSUMED
                                 GROSS AMOUNT       COMPANIES        COMPANIES         AMOUNT          TO NET
                               -------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
Life insurance in force           $ 44,440,385     $ 13,277,543      $   95,282     $ 31,258,124         0%
                               =====================================================================================

Premiums:
   Individual life                $    901,447     $    246,822      $    4,231     $    658,856         1%
   Individual health                   127,460              870              --          126,590         0
   Group life and health               214,013           85,727              --          128,286         0
   Annuity                           5,020,800          947,398         118,083        4,191,485         3
                               -------------------------------------------------------------------------------------
                                  $  6,263,720     $  1,280,817      $  122,314     $  5,105,217         2%
                               =====================================================================================

YEAR ENDED DECEMBER 31, 2004
Life insurance in force           $ 39,955,770     $  8,914,965      $   88,961     $ 31,129,766         0%
                               =====================================================================================

Premiums:
   Individual life                $  1,113,967     $      8,844      $    4,212     $  1,109,335         0%
   Individual health                   126,384            1,062              --          125,322         0
   Group life and health               222,495           88,844              --          133,651         0
   Annuity                           5,150,594          784,571         606,919        4,972,942        12
                               -------------------------------------------------------------------------------------
                                  $  6,613,440     $    883,321      $  611,131     $  6,341,250        10%
                               =====================================================================================

YEAR ENDED DECEMBER 31, 2003
Life insurance in force           $ 39,022,658     $  9,693,056      $   90,171     $ 29,419,773         0%
                               =====================================================================================

Premiums:
   Individual life                $    561,203     $      6,483      $    4,108     $    558,828         1%
   Individual health                   117,509              929             928          117,508         1
   Group life and health               205,257           85,907          23,277          142,627        16
   Annuity                           8,859,220          190,571         155,804        8,824,453         2
                               -------------------------------------------------------------------------------------
                                  $  9,743,189     $    283,890      $  184,117     $  9,643,416         2%
                               =====================================================================================

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a) Board of Directors Resolution**
(b) Custodian Agreements (Not Applicable)
(c) Underwriting Contracts
    i.    a.   Amended and Restated Principal Underwriting Agreement (2)
          b.   Amendment to Underwriting Agreement (7)
    ii.   Selected Broker Agreement (7)
(d) Contracts
    i.    Specimen Variable Adjustable Life Insurance Policy**
    ii.   Rider**
    iii.  Experience Credits Rider (9)
(e) Application**
(f) Depositor's Certificate of Incorporation and By-Laws
    i.       Articles of Incorporation of Transamerica Life Insurance Company(1)
    ii.      By-Laws of Transamerica Life Insurance Company(1)
(g) Reinsurance Contracts
    i.       Reinsurance Treaty dated July 1, 2002 (5)
(h) Participation Agreements
    i. a. Participation Agreement regarding Fidelity Variable Insurance Products Fund (3)
          b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II (3)
          c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III (3)
          d. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II (7)
          e. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund III(7)
          f. Amended and Restated Participation Agreement regarding Fidelity Variable Insurance Products Funds*
    ii.   a. Participation Agreement regarding PIMCO Variable Insurance Trust
          (7)
          b. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust(7)
          c. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust(7)
    iii. a. Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (7)
          b. Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (7)
    iv.   a. Participation Agreement regarding Janus Aspen Series (4)
          b. Amendment to Participation Agreement regarding Janus Aspen
          Series(7)
    v. a. Participation Agreement regarding INVESCO Variable Investment Funds, Inc. (7)
          b. Amendment to Participation Agreement regarding INVESCO Variable Investment Funds, Inc. (7)
    vi. a. Participation Agreement regarding Universal Institutional Funds, Inc. (7)
          b. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc. (7)
          c. Amendment to Participation Agreement regarding Universal Institutional Funds, Inc. (7)
    vii.  a. Participation Agreement regarding Vanguard Variable Insurance
          Funds (7)
          b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds(7)
          c. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds(7)
    viii. a. Participation Agreement regarding Royce Capital Fund (7)
          b. Amendment to Participation Agreement regarding Royce Capital
          Fund(7)
    ix.   a. Participation Agreement regarding Rydex Variable Trust (7)
          b. Amendment to Participation Agreement regarding Rydex Variable Trust(7)
    x.    Participation Agreement regarding Gateway Variable Insurance Trust (7)
    xi. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. (7)
    xii. Participation Agreement regarding Third Avenue Variable Insurance Trust(7)
    xiii. a. Participation Agreement regarding PBHG Insurance Series Fund (7)
          b. Amendment to Participation Agreement regarding PBHG Insurance Series Fund(7)
    xiv.  a. Participation Agreement regarding AIM Variable Insurance Funds(8)
          b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds(9)
          c. Amendment to Participation Agreement regarding AIM Variable Insurance Funds*
    xv.   Participation Agreement regarding Van Eck Worldwide Insurance Trust(9)
    xvi.  Participation Agreement regarding American Funds Insurance Series(12)
(i) Administrative Contracts
    i.    Third Party Administration and Transfer Agent Agreement (6)
(j) Other Material Contracts (Not applicable)
(k) Legal Opinion(7)
(l) Actuarial Opinion (Not Applicable)
(m) Calculation (Not Applicable)
(n) Other Opinions
    i.    Consent of Ernst & Young LLP*
    ii.   Consent of Sutherland Asbill & Brennan LLP*
(o) Omitted Financial Statements (Not Applicable)
(p) Initial Capital Agreements (Not Applicable)
(q) Redeemability Exemption
    i.    Memorandum describing issuance, transfer and redemption procedures(7)
    ii. Memorandum describing issuance, transfer and redemption procedures dated February 1, 200511
    iii. Updated memorandum describing issuance, transfer and redemption procedures*
(r) i.   Power of Attorney**
    ii.  Power of Attorney for Ronald L. Ziegler(10)

* Filed herewith.
** Incorporated herein by reference to Initial Filing of this Form N-6 registration statement filed on October 9, 2003. (File No. 333-109579)

(1) Incorporated herein by reference to Initial Filing of Form N-4 registration statement filed on June 11, 2001. (File No. 333-62738)

(2) Incorporated herein by reference to the Initial Filing of Form N-4 registration statement filed on August 29, 2002. (File No. 333-98891)

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement filed December 6, 1996. (File No. 333-07509)

(4) Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 registration statement filed April 28, 2000. (File No. 333-26209)

(5) Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)

(6) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)

(7) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement filed January 16, 2004. (File No. 333-109579)

(8) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 registration statement filed December 23, 1999. (File No. 333-87023)

(9) Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-6 registration statement filed April 30, 2004. (File No. 333-109579)

(10) Incorporated herein by reference to N-4 registration statement filed June 17, 2004. (File No. 333-116562)

(11) Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-6 registration statement filed February 24, 2005. (File No. 333-109579)

(12) Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-6 registration statement filed April 29, 2005. (File No. 333-109579)

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

      NAME                     PRINCIPAL BUSINESS     POSITION
                               ADDRESS
Larry N. Norman                 (1)                   Director, Chairman of the Board and
                                                      President

Ronald L. Ziegler               (1)                   Director and Vice President

Craig D. Vermie                 (1)                   Director, Senior Vice President,
                                                      Secretary, and General Counsel

Arthur C. Schneider             (1)                   Director, Senior Vice President and Chief
                                                      Tax Officer

Robert J. Kontz                 (1)                   Vice President and Corporate Controller

Brenda K. Clancy                (1)                   Director, Executive Vice President, and
                                                      Chief Operations Officer

James A. Beardsworth            (1)                   Treasurer and Senior Vice President

(1) 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

                                            JURISDICTION
                                                 OF              PERCENT OF VOTING SECURITIES
                 NAME                       INCORPORATION                   OWNED                  BUSINESS
----------------------------------------  -----------------  ------------------------------------  --------------------------------
Academy Alliance Holdings Inc.                 Canada        100% Creditor Resources, Inc.         Holding company

Academy Alliance Insurance Inc.                Canada        100% Creditor Resources, Inc.         Insurance

Academy Insurance Group, Inc.                 Delaware       100% Commonwealth General             Holding company
                                                             Corporation

Academy Life Insurance Co.                    Missouri       100% Academy Insurance Group, Inc.    Insurance company

ADB Corporation, L.L.C.                       Delaware       100% AUSA Holding Company             Special purpose limited
                                                                                                   Liability company

AEGON Alliances, Inc.                         Virginia       100% Benefit Plans, Inc.              General agent

AEGON Asset Management Services, Inc.         Delaware       100% AUSA Holding Co.                 Registered investment advisor

AEGON Assignment Corporation                  Illinois       100% AEGON Financial Services         Administrator of structured
                                                             Group, Inc.                           settlements

AEGON Assignment Corporation of               Kentucky       100% AEGON Financial Services         Administrator of structured
Kentucky                                                     Group, Inc.                           settlements

AEGON Canada Inc. ("ACI")                      Canada        100% TIHI                             Holding company

AEGON Capital Management, Inc.                 Canada        100% AEGON Canada Inc.                Portfolio management
                                                                                                   company/investment adviser

AEGON Dealer Services Canada, Inc.             Canada        100% 1490991 Ontario Limited          Mutual fund dealership

AEGON Derivatives N.V.                      Netherlands      100% AEGON N.V.                       Holding company

AEGON Direct Marketing Services, Inc.         Maryland       100% Monumental Life Insurance        Marketing company
                                                             Company

AEGON DMS Holding B.V.                      Netherlands      100% AEGON International N.V.         Holding company

AEGON Financial Services Group, Inc.         Minnesota       100% Transamerica Life Insurance      Marketing
                                                             Co.

AEGON Fund Management, Inc.                    Canada        100% AEGON Canada Inc.                Mutual fund manager

AEGON Funding Corp.                           Delaware       100% AEGON USA, Inc.                  Issue debt securities-net
                                                                                                   proceeds used to make loans to
                                                                                                   affiliates

AEGON Institutional Markets, Inc.             Delaware       100% Commonwealth General             Provider of investment,
                                                             Corporation                           marketing and administrative
                                                                                                   services to insurance companies

AEGON International N.V.                    Netherlands      100% AEGON N.V.                       Holding company

AEGON Management Company                      Indiana        100% AEGON U.S. Holding Corporation   Holding company

AEGON N.V.                                  Netherlands      22.72% of Vereniging AEGON            Holding company
                                                             Netherlands Membership Association

AEGON Nederland N.V.                        Netherlands      100% AEGON N.V.                       Holding company

AEGON Nevak Holding B.V.                    Netherlands      100% AEGON N.V.                       Holding company

AEGON Structured Settlements, Inc.            Kentucky       100% Commonwealth General             Administers structured
                                                             Corporation                           settlements of plaintiff's
                                                                                                   physical injury claims against
                                                                                                   property and casualty
                                                                                                   insurance companies

AEGON U.S. Corporation                          Iowa         AEGON U.S. Holding Corporation        Holding company
                                                             owns 12,962 shares; AEGON USA,
                                                             Inc. owns 3,238 shares

AEGON U.S. Holding Corporation                Delaware       1046 shares of Common Stock owned     Holding company
                                                             by Transamerica Corp.; 225 shares
                                                             of Series A Preferred Stock owned
                                                             by Scottish Equitable Finance
                                                             Limited

AEGON USA Investment Management, Inc.           Iowa         100% AUSA Holding Co.                 Investment advisor

AEGON USA Investment Management, LLC            Iowa         100% AEGON USA, Inc.                  Investment advisor

AEGON USA Real Estate Services, Inc.          Delaware       100% AEGON USA Realty Advisors,       Real estate and mortgage
                                                             Inc.                                  holding company
AEGON USA Realty Advisors, Inc.                 Iowa         100% AUSA Holding Co,                 Administrative and investment
                                                                                                   services

AEGON USA Travel and Conference                 Iowa         100% Money Services, Inc.             Travel and conference services
Services LLC

AEGON USA, Inc.                                 Iowa         10 shares Series A Preferred Stock    Holding company
                                                             owned by AEGON U.S Holding
                                                             Corporation; 150,000 shares of
                                                             Class B Non-Voting Stock owned by
                                                             AEGON U.S. Corporation; 120 shares
                                                             Voting Common Stock owned by AEGON
                                                             U.S Corporation

AEGON/Transamerica Series Trust               Delaware       100% AEGON/Transamerica Fund          Mutual fund
                                                             Advisors, Inc.

AFSG Securities Corporation                 Pennsylvania     100% Commonwealth General             Broker-Dealer
                                                             Corporation

ALH Properties Eight LLC                      Delaware       100% FGH USA LLC                      Real estate

ALH Properties Eleven LLC                     Delaware       100% FGH USA LLC                      Real estate

ALH Properties Fifteen LLC                    Delaware       100% FGH USA LLC                      Real estate

ALH Properties Five LLC                       Delaware       100% FGH USA LLC                      Real estate

ALH Properties Four LLC                       Delaware       100% FGH USA LLC                      Real estate

ALH Properties Nine LLC                       Delaware       100% FGH USA LLC                      Real estate

ALH Properties Seven LLC                      Delaware       100% FGH USA LLC                      Real estate

ALH Properties Seventeen LLC                  Delaware       100% FGH USA LLC                      Real estate

ALH Properties Sixteen LLC                    Delaware       100% FGH USA LLC                      Real estate

ALH Properties Ten LLC                        Delaware       100% FGH USA LLC                      Real estate

ALH Properties Twelve LLC                     Delaware       100% FGH USA LLC                      Real estate

ALH Properties Two LLC                        Delaware       100% FGH USA LLC                      Real estate

American Bond Services LLC                      Iowa         100% Transamerica Life Insurance      Limited liability company
                                                             Company (sole member)

Ammest Realty Corporation                      Texas         100% Monumental Life Insurance        Special-purpose subsidiary
                                                             Company

Ampac Insurance Agency, Inc.  (EIN          Pennsylvania     100% Academy Insurance Group, Inc.    Inactive
23-2364438)

Ampac Insurance Agency, Inc. (EIN           Pennsylvania     100% Commonwealth General             Provider of management support
23-1720755)                                                  Corporation                           services

Ampac, Inc.                                    Texas         100% Academy Insurance Group, Inc.    Managing general agent

Apple Partners of Iowa LLC                      Iowa         Members:  58.13% Monumental Life      Hold title on Trustee's Deeds
                                                             Insurance Company; 41.87% Peoples     on secured property
                                                             Benefit Life Insurance Company


ARC Reinsurance Corporation                    Hawaii        100% Transamerica Corp,               Property & Casualty Insurance

ARV Pacific Villas, A California             California      General Partners - Transamerica       Property
Limited Partnership                                          Affordable Housing, Inc. (0.5%);
                                                             Non-Affiliate of AEGON, Jamboree
                                                             Housing Corp. (0.5%).  Limited
                                                             Partner:  TOLIC (99%)

AUSA Holding Company                          Maryland       100% AEGON USA, Inc.                  Holding company

AUSACAN LP                                     Canada        General Partner - AUSA Holding Co.    Inter-company lending and
                                                             (1%); Limited Partner - First AUSA    general business
                                                             Life Insurance Company (99%)

Bankers Financial Life Ins. Co.               Arizona        100% Voting Common Stock - First      Insurance
                                                             AUSA Life Insurance Co.  Class B
                                                             Common stock is allocated 75% of
                                                             total cumulative vote.  Class A
                                                             Common stock is allocated 25% of
                                                             total cumulative vote.

Bay Area Community Investments I, LLC        California      70% LIICA; 30% Monumental Life        Investments in low income
                                                             Insurance Company                     housing tax credit properties

Bay State Community Investments I, LLC        Delaware       100% Monumental Life Insurance        Investments in low income
                                                             Company                               housing tax credit properties

Bay State Community Investments II, LLC       Delaware       100% Monumental Life Insurance        Investments in low income
                                                             Company                               housing tax credit properties

Benefit Plans, Inc.                           Delaware       100% Commonwealth General             TPA for Peoples Security Life
                                                             Corporation                           Insurance Company

BF Equity LLC                                 New York       100% RCC North America LLC            Real estate

Buena Sombra Insurance Agency, Inc.           Maryland       91,790 shares of common stock         Insurance agency
                                                             owned by Commonwealth
                                                             General Corporation;
                                                             8,210 shares of
                                                             common stock owned by
                                                             Peoples Benefit Life
                                                             Insurance Company


BWAC Twelve, Inc.                             Delaware       100% TCFCII                           Holding company

BWAC Twenty-One, Inc.                         Delaware       100% TCFC Asset Holdings, Inc.        Holding company

Canadian Premier Holdings Ltd.                 Canada        100% AEGON DMS Holding B.V.           Holding company

Canadian Premier Life Insurance Company        Canada        100% Canadian Premier Holdings Ltd.   Insurance company

Capital 200 Block Corporation                 Delaware       100% Commonwealth General             Real estate holdings
                                                             Corporation

Capital General Development Corporation       Delaware       2.64 shares of common stock owned     Holding company
                                                             by AEGON USA, Inc.; 10 shares of
                                                             common stock owned by Commonwealth
                                                             General Corporation

Capital Liberty, L.P.                         Delaware       99.0% Monumental Life Insurance       Holding company
                                                             Company (Limited Partner); 1.0%
                                                             Commonwealth General Corporation
                                                             (General Partner)

Commonwealth General Corporation              Delaware       100% AEGON U.S. Corporation           Holding company
("CGC")

Consumer Membership Services Canada            Canada        100% Canadian Premier Holdings Ltd.   Marketing of credit card
Inc.                                                                                               protection membership services
                                                                                                   in Canada

Cornerstone International Holdings Ltd.          UK          100% AEGON DMS Holding B.V.           Holding company

CRC Creditor Resources Canadian Dealer         Canada        100% Creditor Resources, Inc.         Insurance agency
Network Inc.

Creditor Resources, Inc.                      Michigan       100% AUSA Holding Co.                 Credit insurance

CRI Canada Inc.                                Canada        100% Creditor Resources, Inc.         Holding company

CRI Credit Group Services Inc.                 Canada        100% Creditor Resources, Inc.         Holding company

Diversified Actuarial Services, Inc.       Massachusetts     100% Diversified Investment           Employee benefit and actuarial
                                                             Advisors, Inc.                        consulting

Diversified Investment Advisors, Inc.         Delaware       100% AUSA Holding Co.                 Registered investment advisor

Diversified Investors Securities Corp.        Delaware       100% Diversified Investment           Broker-Dealer
                                                             Advisors, Inc.

Edgewood IP, LLC                                Iowa         100% TOLIC                            Limited liability company

FGH Eastern Region LLC                        Delaware       100% FGH USA LLC                      Real estate

FGH Realty Credit LLC                         Delaware       100% FGH Eastern Region LLC           Real estate

FGH USA LLC                                   Delaware       100% RCC North America LLC            Real estate

FGP 109th Street LLC                          Delaware       100% FGH USA LLC                      Real estate

FGP 90 West Street LLC                        Delaware       100% FGH USA LLC                      Real estate

FGP Burkewood, Inc.                           Delaware       100% FGH USA LLC                      Real estate

FGP Bush Terminal, Inc.                       Delaware       100% FGH Realty Credit LLC            Real estate

FGP Colonial Plaza, Inc.                      Delaware       100% FGH USA LLC                      Real estate

FGP Franklin LLC.                             Delaware       100% FGH USA LLC                      Real estate

FGP Herald Center, Inc.                       Delaware       100% FGH USA LLC                      Real estate

FGP Heritage Square, Inc.                     Delaware       100% FGH USA LLC                      Real estate

FGP Islandia, Inc.                            Delaware       100% FGH USA LLC                      Real estate

FGP Merrick, Inc.                             Delaware       100% FGH USA LLC                      Real estate

FGP Rockbeach, Inc..                          Delaware       100% FGH USA LLC                      Real estate

FGP West 32nd Street, Inc.                    Delaware       100% FGH USA LLC                      Real estate

FGP West Street LLC                           Delaware       100% FGH USA LLC                      Real estate

FGP West Street Two LLC                       Delaware       100% FGH USA LLC                      Real estate

Fifth FGP LLC                                 Delaware       100% FGH USA LLC                      Real estate

Financial Planning Services, Inc.           District of      100% Ampac Insurance Agency, Inc.     Special-purpose subsidiary
                                              Columbia       (EIN #27-1720755)

Financial Resources Insurance Agency           Texas         100% owned by Dan Trivers, VP &       Retail sale of securities
of Texas                                                     Director of Operations of             products
                                                             Transamerica Financial Advisors,
                                                             Inc., to comply with Texas
                                                             insurance law

First FGP LLC                                 Delaware       100% FGH USA LLC                      Real estate

Force Financial Group, Inc.                   Delaware       100% Academy Insurance Group, Inc.    Special-purpose subsidiary

Fourth FGP LLC                                Delaware       100% FGH USA LLC                      Real estate

Garnet Assurance Corporation                  Kentucky       100% Life Investors Insurance         Investments
                                                             Company of America


Garnet Assurance Corporation II                 Iowa         100% Monumental Life Insurance        Business investments
                                                             Company

Garnet Assurance Corporation III                Iowa         100% Transamerica Occidental Life     Business investments
                                                             Insurance Company

Garnet Community Investments I, LLC           Delaware       100% Life Investors Insurance         Securities
                                                             Company of America

Garnet Community Investments II, LLC          Delaware       100% Monumental Life Insurance        Securities
                                                             Company

Garnet Community Investments III, LLC         Delaware       100% Transamerica Occidental Life     Business investments
                                                             Insurance Company

Garnet Community Investments IV, LLC          Delaware       100% Transamerica Occidental Life     Investments
                                                             Insurance Company

Garnet Community Investments V, LLC           Delaware       100% Monumental Life Insurance        Investments
                                                             Company

Garnet Community Investments VI, LLC          Delaware       100% Monumental Life Insurance        Investments
                                                             Company

Garnet Community Investments VII, LLC         Delaware       100% Monumental Life Insurance        Investments
                                                             Company

Garnet Community Investments VIII, LLC        Delaware       100% Monumental Life Insurance        Investments
                                                             Company

Garnet LIHTC Fund I, LLC                      Delaware       100% Garnet Community Investments     Investments
                                                             I, LLC

Garnet LIHTC Fund II, LLC                     Delaware       100% Garnet Community Investments     Investments
                                                             II, LLC

Garnet LIHTC Fund III, LLC                    Delaware       100% Garnet Community Investments     Investments
                                                             III, LLC

Garnet LIHTC Fund IV, LLC                     Delaware       100% Garnet Community Investments     Investments
                                                             IV, LLC

Garnet LIHTC Fund V, LLC                      Delaware       100% Garnet Community Investments     Investments
                                                             V, LLC

Garnet LIHTC Fund VI, LLC                     Delaware       100% Garnet Community Investments     Investments
                                                             VI, LLC

Garnet LIHTC Fund VII, LLC                    Delaware       100% Garnet Community Investments     Investments
                                                             VII, LLC

Garnet LIHTC Fund VIII, LLC                   Delaware       100% Garnet Community Investments     Investments
                                                             VIII, LLC

Gemini Investments, Inc.                      Delaware       100% TLIC                             Investment subsidiary

Global Preferred Re Limited                   Bermuda        100% GPRE Acquisition Corp.           Reinsurance

Global Premier Reinsurance Company,        British Virgin    100% Commonwealth General             Reinsurance company
Ltd.                                                         Corporation

GPRE Acquisition Corp.                        Delaware       100% AEGON N.V.                       Acquisition company

Great Companies, L.L.C.                         Iowa         47.50% Money Services, Inc.           Markets & sells mutual funds &
                                                                                                   individually managed accounts

Home Loans and Finance Ltd.                     U.K.         100% TIISI                            Inactive - - this entity is in
                                                                                                   the process of being liquidated

Hott Feet Development LLC                     New York       100% Transamerica Occidental Life     Broadway production
                                                             Insurance Company

In the Pocket LLC                             New York       100% Transamerica Occidental Life     Broadway production
                                                             Insurance Company

Innergy Lending, LLC                          Delaware       50% World Financial Group, Inc.;      Lending
                                                             50% ComUnity Lending,
                                                             Inc.(non-AEGON entity)

InterSecurities, Inc.                         Delaware       100% AUSA Holding Co.                 Broker-Dealer

Investors Warranty of America, Inc.             Iowa         100% AUSA Holding Co.                 Leases business equipment

Iowa Fidelity Life Insurance Co.              Arizona        Ordinary common stock is allowed      Insurance
                                                             60% of total cumulative vote.
                                                             Participating common stock is
                                                             allowed 40% of total cumulative
                                                             vote.  First AUSA Life Insurance
                                                             Co.

JMH Operating Company, Inc.                 Mississippi      100% People's Benefit Life            Real estate holdings
                                                             Insurance Company

Legacy General Insurance Company               Canada        100% Canadian Premier Holdings Ltd.   Insurance company

Life Investors Alliance, LLC                  Delaware       100% LIICA                            Purchase, own, and hold the
                                                                                                   equity interest of other
                                                                                                   entities

Life Investors Insurance Company of             Iowa         504,032 shares Common Stock owned     Insurance
America                                                      by AEGON USA, Inc.; 504,033 shares
                                                             Series A Preferred
                                                             Stock owned by AEGON
                                                             USA, Inc.

Massachusetts Fidelity Trust Co.                Iowa         100% AUSA Holding Co.                 Trust company

Money Concepts (Canada) Limited                Canada        100% National Financial Corporation   Financial services, marketing
                                                                                                   and distribution

Money Services, Inc.                          Delaware       100% AUSA Holding Co.                 Provides financial counseling
                                                                                                   for employees and agents of
                                                                                                   affiliated companies

Monumental General Administrators, Inc.       Maryland       100% Monumental General Insurance     Provides management srvcs. to
                                                             Group, Inc.                           unaffiliated third party
                                                                                                   administrator

Monumental General Insurance Group,           Maryland       100% AUSA Holding Co.                 Holding company
Inc.

Monumental Life Insurance Company             Maryland       73.23% Capital General Development    Insurance Company
                                                             Company; 26.77% First AUSA Life
                                                             Insurance Company


National Association Management and           Maryland       100% Monumental General               Provides actuarial consulting
Consultant Services, Inc.                                    Administrators, Inc.                  services

National Financial Corporation                 Canada        100% AEGON Canada, Inc.               Holding company

National Financial Insurance Agency,           Canada        100% 1488207 Ontario Limited          Insurance agency
Inc.

NEF Investment Company                       Calfornia       100% TOLIC                            Real estate development

New Markets Community Investment Fund,          Iowa         50% AEGON Institutional Markets,      Community development entity
LLC                                                          Inc.; 50% AEGON USA Realty
                                                             Advisors, Inc.

Peoples Benefit Life Insurance Company          Iowa         76.3% Monumental Life Insurance       Insurance Company
                                                             Company; 20% Capital Liberty,
                                                             L.P.; 3.7% CGC

Peoples Benefit Services, Inc.              Pennsylvania     100% Veterans Life Insurance          Special-purpose subsidiary
                                                             Company

Premier Solutions Group, Inc.                 Maryland       100% Creditor Resources, Inc.         Sales of reinsurance and
                                                                                                   credit insurance

Primus Guaranty, Ltd.                         Bermuda        Partners are:  Transamerica Life      Provides protection from
                                                             Insurance Company (13.1%) and         default risk of investment
                                                             non-affiliates of AEGON:  XL          grade corporate and sovereign
                                                             Capital, Ltd. (34.7%); CalPERS/PCG    issues of financial
                                                             Corporate Partners Fund, LLC          obligations.
                                                             (13.0%); Radian Group (11.1%).

Prisma Holdings, Inc. I                       Delaware       100% AUSA Holding Co.                 Holding company

Prisma Holdings, Inc. II                      Delaware       100% AUSA Holding Co.                 Holding company

Pyramid Insurance Company, Ltd.                Hawaii        100% Transamerica Corp.               Property & Casualty Insurance

Quantitative Data Solutions, LLC              Delaware       100% owned by TOLIC                   Special purpose corporation

Quest Membership Services, Inc.               Delaware       100% Commonwealth General             Travel discount plan
                                                             Corporation

RCC North America LLC                         Delaware       100% AEGON USA, Inc.                  Real estate

RCC Properties Limited Partnership              Iowa         AEGON USA Realty Advisors, Inc. is    Limited Partnership
                                                             General Partner and 5% owner; all
                                                             limited partners are RCC entities
                                                             within the RCC group

Real Estate Alternatives Portfolio 1          Delaware       Members:  38.356% Transamerica        Real estate alternatives
LLC                                                          Life Insurance Co.; 34.247% TOLIC;    investment
                                                             18.356% LIICA; 6.301% Monumental
                                                             Life Insurance Co.; 2.74%
                                                             Transamerica Financial Life
                                                             Insurance Co.

Real Estate Alternatives Portfolio 2          Delaware       Members: 59.5% Transamerica Life      Real estate alternatives
LLC                                                          Insurance Co.; 30.75% TOLIC;          investment
                                                             22.25%; Transamerica Financial
                                                             Life Insurance Co.; 2.25%
                                                             Stonebridge Life Insurance Co.

Real Estate Alternatives Portfolio 3          Delaware       Members:  30.4% Transamerica Life     Real estate alternatives
LLC                                                          Insurance Co.; 23% TOLIC; 1%          investment
                                                             Stonebridge Life Insurance Co.;
                                                             11% LIICA; 14% PBLIC; 5% MLIC

Real Estate Alternatives Portfolio 3A,        Delaware       33.4% owned by Life Investors         Real estate alternatives
Inc.                                                         Insurance Company of America; 32%     investment
                                                             owned by Peoples Benefit Life
                                                             Insurance Company; 10% owned by
                                                             Transamerica Occidental Life
                                                             Insurance Company; 9.4% owned by
                                                             Monumental Life Insurance Company;
                                                             9.4% owned by Transamerica
                                                             Financial Life Insurance Company; 1%
                                                             owned by Stonebridge Life Insurance
                                                             Company

Realty Information Systems, Inc.                Iowa         100% AEGON USA Realty Advisors,       Information Systems for real
                                                             Inc.                                  estate investment management

Retirement Project Oakmont                       CA          General Partners:  Trransamerica      Senior living apartment complex
                                                             Products, Inc.; TOLIC;
                                                             Transameirca Oakmont Retirement
                                                             Associates, a CA limited
                                                             partnership.  Co-General Partners
                                                             of Transamerica Oakmont Retirement
                                                             Associates are Transamerica
                                                             Oakmont Corp. and Transamerica
                                                             Products I (Administrative General
                                                             Partner).

River Ridge Insurance Company                 Vermont        100% AEGON Management Company         Captive insurance company

Second FGP LLC                                Delaware       100% FGH USA LLC                      Real estate

Seventh FGP LLC                               Delaware       100% FGH USA LLC                      Real estate

Short Hills Management Company               New Jersey      100% AEGON U.S. Holding Corporation   Holding company

South Glen Apartments, LLC                      Iowa         100% Transamerica Affordable          Limited liability company
                                                             Housing, Inc.

Southwest Equity Life Ins. Co.                Arizona        100% of Common Voting Stock AEGON     Insurance
                                                             USA, Inc.

Stonebridge Benefit Services, Inc.            Delaware       100% Commonwealth General             Health discount plan
                                                             Corporation

Stonebridge                                                  Casualty Insurance Company Ohio
                                                             197,920 shares of Common Stock
                                                             Insurance company owned by AEGON
                                                             U.S. Corporation; 302,725 shares of
                                                             Common Stock owned by AEGON USA,
                                                             Inc.

Stonebridge Group, Inc.                       Delaware       100% Commonwealth General             General purpose corporation
                                                             Corporation

Stonebridge International Insurance              UK          100% Cornerstone International        General insurance company
Ltd.                                                         Holdings Ltd.

Stonebridge International Marketing              UK          100% Cornerstone International        Marketing
Ltd.                                                         Holdings Ltd.

Stonebridge Life Insurance Company            Vermont        100% Commonwealth General             Insurance company
                                                             Corporation

Stonebridge Reinsurance Company               Vermont        100% Stonebridge Life Insurance       Captive insurance company
                                                             Company

TA Air XI, Corp.                              Delaware       100% TCFC Air Holdings, Inc.          Special purpose corporation

TAH-MCD IV, LLC                                 Iowa         100% Transamerica Affordable          Serve as the general partner
                                                             Housing, Inc.                         for McDonald Corporate Tax
                                                                                                   Credit Fund IV Limited
                                                                                                   Partnership

TBC III, Inc.                                 Delaware       100% TFCFC Asset Holdings, Inc.       Special purpose corporation

TBK Insurance Agency of Ohio, Inc.              Ohio         500 shares non-voting common stock    Variable insurance contract
                                                             owned by Transamerica Financial       sales in state of Ohio
                                                             Advisors, Inc.; 1 share voting
                                                             common stock owned by James Krost

TCF Asset Management Corporation              Colorado       100% TCFC Asset Holdings, Inc.        A depository for foreclosed
                                                                                                   real and personal property

TCFC Air Holdings, Inc.                       Delaware       100% Transamerica Commercial          Holding company
                                                             Finance Corporation, I

TCFC Asset Holdings, Inc.                     Delaware       100% Transamerica Commercial          Holding company
                                                             Finance Corporation, I

TCFC Employment, Inc.                         Delaware       100% Transamerica Commercial          Used for payroll for employees
                                                             Finance Corporation, I                at TFC

TFC Properties, Inc.                          Delaware       100% Transamerica Corporation         Holding company

The AEGON Trust Advisory Board:               Delaware                                             Voting Trust
Donald J. Shepard, Joseph B.M.
Streppel, Alexander R. Wynaendts, and
Craig D. Vermie

The Gilwell Company                          California      100% Transamerica Corporation         Ground lessee of 517
                                                                                                   Washington Street, San
                                                                                                   Francisco

The Insurance Agency for the American         Maryland       100% Veterans Life Insurance          Insurance
Working Family, Inc.                                         Company

The RCC Group, Inc.                           Delaware       100% FGH USA LLC                      Real estate

TIHI Mexico, S. de R.L. de C.V.                Mexico        95% TIHI; 5% TOLIC                    To render and receive all kind
                                                                                                   of administrative, accountant,
                                                                                                   mercantile and financial counsel
                                                                                                   and assistance to and from any
                                                                                                   other Mexican or foreign
                                                                                                   corporation, whether or not this
                                                                                                   company is a shareholder of them

Transamerica Accounts Holding                 Delaware       100% TCFC Asset Holdings, Inc.        Holding company
Corporation

Transamerica Affinity Services, Inc.          Maryland       100% AEGON Direct Marketing           Marketing company
                                                             Services, Inc.

Transamerica Affordable Housing, Inc.        California      100% TRS                              General partner LHTC
                                                                                                   Partnership

Transamerica Annuity Service                 New Mexico      100% TSC                              Performs services required for
Corporation                                                                                        structured settlements

Transamerica Aviation LLC                     Delaware       100% TCFC Air Holdings, Inc.          Special purpose corporation

Transamerica Business Technologies            Delaware       100% Transamerica Corp.               Telecommunications and data
Corporation.                                                                                       processing

Transamerica Capital, Inc.                   California      100% AUSA Holding Co.                 Broker/Dealer

Transamerica CBO I, Inc.                      Delaware       100% Transamerica Corp.               Owns and manages a pool of
                                                                                                   high-yield bonds

Transamerica China Investments               Hong Kong       99% TOLIC                             Holding company
Holdings Limited

Transamerica Commercial Finance               Delaware       100% TFC                              Holding company
Corporation, I

Transamerica Consultora Y Servicios            Chile         95% TOLIC; 5% Transamerica            Special purpose limited
Limitada                                                     International Holdings, Inc.          liability corporation

Transamerica Consumer Finance Holding         Delaware       100% TCFC Asset Holdings, Inc.        Consumer finance holding
Company                                                                                            company

Transamerica Corporation                      Delaware       The AEGON Trust owns 350 shares;      Major interest in insurance
                                                             AEGON U.S. Holding Corp. owns 10      and finance
                                                             shares

Transamerica Corporation (Oregon)              Oregon        100% Transamerica Corp.               Holding company

Transamerica Direct Marketing Asia           Australia       100% AEGON DMS Holding B.V.           Holding company
Pacific Pty Ltd.

Transamerica Direct Marketing                Australia       100% Transamerica Direct Marketing    Marketing/operations company
Australia Pty Ltd.                                           Asia Pacific Pty Ltd.

Transamerica Direct Marketing Japan            Japan         100% AEGON DMS Holding B.V.           Marketing company
K.K.

Transamerica Direct Marketing Korea            Korea         99% AEGON DMS Holding B.V.: 1%        Marketing company
Ltd.                                                         AEGON International N.V.

Transamerica Direct Marketing Taiwan,          Taiwan        100% AEGON DMS Holding B.V.           Authorized business:
Ltd.                                                                                               Enterprise management
                                                                                                   consultancy, credit
                                                                                                   investigation services, to
                                                                                                   engage in business not
                                                                                                   prohibited or restricted under
                                                                                                   any law of R.O.C., except
                                                                                                   business requiring special
                                                                                                   permission of government

Transamerica Distribution Finance -           Delaware       100% TCFC Asset Holdings, Inc.        Commercial Finance
Overseas, Inc.

Transamerica Finance Corporation              Delaware       100% Transamerica Corp.               Commercial & Consumer Lending
("TFC")                                                                                            & equipment leasing

Transamerica Financial Advisors, Inc.         Delaware       100% TSC                              Broker/dealer

Transamerica Financial Institutions,         Minnesota       100% AEGON Financial Services         Inactive
Inc.                                                         Group, Inc.

Transamerica Financial Life Insurance         New York       87.40% AEGON USA, Inc.; 12.60%        Insurance
Company                                                      TOLIC

Transamerica Financial Resources Ins.         Alabama        100% Transamerica  Financial          Insurance agent & broker
Agency of Alabama, Inc.                                      Advisors, Inc.

Transamerica Financial Resources Ins.          Nevada        100% Transamerica Financial           Insurance agent & broker
Agency of Nevada, Inc.                                       Advisors, Inc.

Transamerica Fund Advisors, Inc.              Florida        Western Reserve Life Assurance Co.    Fund advisor
                                                             of Ohio owns 77%; AUSA Holding Co.
                                                             owns 23%

Transamerica Fund Services, Inc.              Florida        Western Reserve Life Assurance Co.    Mutual fund
                                                             of Ohio owns 44%; AUSA Holding
                                                             Company owns 56%

Transamerica Funding LP                         U.K.         98% Transamerica Leasing Holdings,    Intermodal leasing
                                                             Inc.; 1% Transamerica Distribution
                                                             Services, Inc.; 1% BWAC Twenty
                                                             One, Inc.

Transamerica Holding B.V.                   Netherlands      100% AEGON International N.V.         Holding company

Transamerica Home Loan                       California      100% Transamerica Finance             Consumer mortgages
                                                             Corporation

Transamerica IDEX Mutual Funds                Delaware       100% AEGON/Transamerica Fund          Mutual fund
                                                             Advisers, Inc.

Transamerica Income Shares, Inc.              Maryland       100% AEGON/Transamerica Fund          Mutual fund
                                                             Advisers, Inc.

Transamerica Insurance Marketing Asia        Australia       100% Transamerica Direct Marketing    Insurance intermediary
Pacific Pty Ltd.                                             Asia Pacific Pty Ltd.

Transamerica International Direct             Maryland       100% Monumental General Insurance     Marketing arm for sale of mass
Marketing Group, Inc.                                        Group, Inc.                           marketed insurance coverage

Transamerica International Holdings,          Delaware       100% AEGON USA, Inc.                  Investments
Inc.

Transamerica International Insurance          Delaware       100% TSC                              Holding & administering
Services, Inc. ("TIISI")                                                                           foreign operations

Transamerica International RE                 Bermuda        100% AEGON USA, Inc.                  Reinsurance
(Bermuda) Ltd.

Transamerica Investment Management, LLC       Delaware       80% Transamerica Investment           Investment advisor
                                                             Services, Inc. as Original Member;
                                                             20% owned by Professional Members
                                                             (employees of Transamerica
                                                             Investment Services, Inc.)

Transamerica Investment Services, Inc.        Delaware       100% Transamerica Corp.               Holding company
("TISI")

Transamerica Investors, Inc.                  Maryland       Maintains advisor status              Advisor

Transamerica Leasing Holdings, Inc.           Delaware       100% Transamerica Finance             Holding company
                                                             Corporation

Transamerica Life (Bermuda) Ltd.              Bermuda        100% Transamerica Occidental Life     Long-term life insurer in
                                                             Insurance Company                     Bermuda - - will primarily
                                                                                                   write fixed universal life and
                                                                                                   term insurance

Transamerica Life Canada                       Canada        AEGON Canada Inc. owns 9,600,000      Life insurance company
                                                             shares of common stock; AEGON
                                                             International N.V. owns 3,568,941
                                                             shares of common stock and 184,000
                                                             shares of Series IV Preferred
                                                             stock.

Transamerica Life Insurance Company             Iowa         316,955 shares Common Stock owned     Insurance
                                                             by Transamerica Occidental Life
                                                             Insurance Company; 42,500 shares
                                                             Series A Preferred Stock & 87,755
                                                             shares Series B Preferred Stock
                                                             owned by AEGON USA, Inc.

Transamerica Marketing E Correctora De         Brazil        749,000 quotes shares owned by        Brokerage company
Seguros Brazil                                               AEGON DMS Holding B.V.; 1 quota
                                                             share owned by AEGON International
                                                             N.V.

Transamerica Mezzanine Financing Inc.         Delaware       100% TCFC  Asset Holdings, Inc.       Holding company

Transamerica Minerals Company                California      100% TRS                              Owner and lessor of oil and
                                                                                                   gas properties

Transamerica Oakmont Corporation             California      100% Transamerica Products, Inc.      General partner retirement
                                                                                                   properties

Transamerica Oakmont Retirement              California      Co-General Partners are               Senior living apartments
Associates                                                   Transamerica Oakmont Corporation
                                                             and Transamerica Products I
                                                             (Administrative General Partner)

Transamerica Occidental Life Insurance          Iowa         100% TSC                              Life Insurance
Company ("TOLIC")

Transamerica Occidental's Separate           California      100% TOLIC                            Mutual fund
Account Fund C

Transamerica Pacific Insurance                 Hawaii        100% Transamerica Corp.               Life insurance
Company, Ltd.

Transamerica Products, Inc. ("TPI")          California      100% TSC                              Holding company

Transamerica Pyramid Properties LLC             Iowa         100% TOLIC                            Realty limited liability
                                                                                                   company

Transamerica Realty Investment                Delaware       100% TOLIC                            Realty limited liability
Properties LLC                                                                                     company

Transamerica Realty Services, LLC             Delaware       100% AEGON USA Realty Advisors,       Real estate investments
("TRS")                                                      Inc.

Transamerica Retirement Communities           Delaware       100% TFC Properties, Inc.             Owned property
S.F., Inc.

Transamerica Retirement Communities           Delaware       100% TFC Properties, Inc.             Owned property
S.J., Inc.

Transamerica Securities Sales Corp.           Maryland       100% TSC                              Life insurance sales

Transamerica Service Company ("TSC")          Delaware       100% TIHI                             Holding company

Transamerica Small Business Capital,          Delaware       100% TCFC Asset Holdings, Inc.        Holding company
Inc.

Transamerica Trailer Leasing AG             Switzerland      100% Transamerica Leasing             Leasing
                                                             Holdings, Inc.

Transamerica Trailer Leasing Sp. Z.O.O.        Poland        100% Transamerica Leasing             Leasing
                                                             Holdings, Inc.

Transamerica Vendor Financial Services        Delaware       100% TCFC  Asset Holdings, Inc.       Provides commercial leasing
Corporation

Unicom Administrative Services, GmbH          Germany        100% Unicom Administrative            This entity is in the process
                                                             Services, Inc.                        of being liquidated

Unicom Administrative Services, Inc.        Pennsylvania     100% Academy Insurance Group, Inc.    Provider of admin. services

United Financial Services, Inc.               Maryland       100% AEGON USA, Inc.                  General agency

Universal Benefits Corporation                  Iowa         100% AUSA Holding Co.                 Third party administrator

USA Administration Services, Inc.              Kansas        100% TOLIC                            Third party administrator

Valley Forge Associates, Inc.               Pennsylvania     100% Ampac Insurance Agency, Inc.     Furniture & equipment lessor
                                                             (EIN #27-1720755)

Veterans Insurance Services, Inc.             Delaware       100% Ampac Insurance Agency, Inc.     Special-purpose subsidiary
                                                             (EIN #27-1720755)

Veterans Life Insurance Company               Illinois       100% AEGON USA, Inc.                  Insurance company

Westcap Investors, LLC                        Delaware       100% Transamerica Investment          Inactive
                                                             Management, LLC

Western Reserve Life Assurance Co. of           Ohio         100% AEGON USA, Inc.                  Insurance
Ohio

WFG China Holdings, Inc.                      Delaware       100% World Financial Group, Inc.      Hold interest in Insurance
                                                                                                   Agency located in Peoples
                                                                                                   Republic of China

WFG Insurance Agency of Puerto Rico,        Puerto Rico      100% World Financial Group            Insurance agency
Inc.                                                         Insurance Agency, Inc.

WFG Properties Holdings, LLC                  Georgia        100% World Financial Group, Inc.      Marketing

WFG Property & Casualty Insurance             Alabama        100% WFG Property & Casualty          Insurance agency
Agency of Alabama, Inc.                                      Insurance Agency, Inc.

WFG Property & Casualty Insurance            California      100% WFG Property & Casualty          Insurance agency
Agency of California, Inc.                                   Insurance Agency, Inc.

WFG Property & Casualty Insurance           Mississippi      100% WFG Property & Casualty          Insurance agency
Agency of Mississippi, Inc.                                  Insurance Agency, Inc.

WFG Property & Casualty Insurance              Nevada        100% WFG Property & Casualty          Insurance agency
Agency of Nevada, Inc.                                       Insurance Agency, Inc.

WFG Property & Casualty Insurance             Georgia        100% World Financial Group            Insurance agency
Agency, Inc.                                                 Insurance Agency, Inc.

WFG Securities of Canada, Inc.                 Canada        100% World Financial Group Holding    Mutual fund dealer
                                                             Company of Canada, Inc.

World Financial Group Holding Company          Canada        100% TIHI                             Holding company
of Canada Inc.

World Financial Group Insurance Agency        Ontario        50% World Financial Group Holding     Insurance agency
of Canada Inc.                                               Co. of Canada Inc.; 50% World
                                                             Financial Group Subholding Co. of
                                                             Canada Inc.

World Financial Group Insurance Agency         Hawaii        100% World Financial Group            Insurance agency
of Hawaii, Inc.                                              Insurance Agency, Inc.

World Financial Group Insurance Agency     Massachusetts     100% World Financial Group            Insurance agency
of Massachusetts, Inc.                                       Insurance Agency, Inc.

World Financial Group Insurance Agency        Wyoming        100% World Financial Group            Insurance agency
of Wyoming, Inc.                                             Insurance Agency, Inc.

World Financial Group Insurance              California      100% Western Reserve Life             Insurance agency
Agency, Inc.                                                 Assurance Co. of Ohio

World Financial Group Subholding               Canada        100% World Financial Group Holding    Holding company
Company of Canada Inc.                                       Company of Canada, Inc.

World Financial Group, Inc.                   Delaware       100% AEGON Asset Management           Marketing
                                                             Services, Inc.

World Group Securities, Inc.                  Delaware       100% AEGON Asset Management           Broker-dealer
                                                             Services, Inc.

WRL Insurance Agency of Wyoming, Inc.         Wyoming        100% WRL Insurance Agency, Inc.       Insurance agency

WRL Insurance Agency, Inc.                   California      100% Western Reserve Life             Insurance agency
                                                             Assurance Co. of Ohio


Zahorik Company, Inc.                        California      100% AUSA Holding Co.                 Broker-Dealer

Zahorik Texas, Inc.                            Texas         100% Zahorik Company, Inc.            Insurance agency

ZCI, Inc.                                     Alabama        100% Zahorik Company, Inc.            Insurance agency

ITEM 29.  INDEMNIFICATION

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

A. AFSG Securities Corporation serves as the principal underwriter for:

AFSG Securities Corporation serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account VA WNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Peoples Benefit Life Insurance Company Separate Account I, Peoples Benefit Life Insurance Company Separate Account II and Peoples Benefit Life Insurance Company Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.

AFSG Securities Corporation serves as principal underwriter for Separate Account VA U, Separate Account VA V, WRL Series Life Account, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

AFSG Securities Corporation also serves as principal underwriter for Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

AFSG Securities Corporation also serves as principal underwriter for AEGON/Transamerica Series Trust, Transamerica IDEX Mutual Funds and Transamerica Investors, Inc.

B. Directors and Officers of AFSG Securities Corporation

                              Principal
Name                          Business            Position and Offices with Underwriter
                              Address
Phillip S. Eckman             (4)                 Director

Paul G. Nelson                (4)                 Director

Larry N. Norman               (1)                 Director and President

Lisa Wachendorf               (1)                 Vice President and Chief Compliance Officer

Frank A. Camp                 (1)                 Secretary

Darin D. Smith                (1)                 Vice President and Assistant Secretary

Linda Gilmer                  (1)                 Treasurer, Controller, Financial and Operations
                                                  Principal

Teresa L. Stolba              (1)                 Assistant Compliance Officer

John K. Carter                (2)                 Vice President

Kyle A. Keelan                (2)                 Vice President

Priscilla I. Hechler          (2)                 Assistant Secretary and Assistant Vice President

Michael C. Massrock           (2)                 Vice President

Clifton W. Flenniken, III     (3)                 Assistant Treasurer

Carol A. Sterlacci            (2)                 Assistant Controller and Treasurer

Emily M. Bates                (4)                 Assistant Treasurer

      (1)   4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
      (2)   570 Carillon Parkway, St. Petersburg, FL  33716-1202
      (3)   1111 North Charles Street, Baltimore, MD  21201
      (4)   600 S. Hwy 169, Suite 1800, Minneapolis, MN  55426

C. Compensation to Principal Underwriter

                (1)                         (2)               (3)               (4)                (5)
                                            NET
                                       UNDERWRITING
   NAME OF PRINCIPAL UNDERWRITER       DISCOUNTS AND      COMPENSATION        BROKERAGE        COMPENSATION
                                       COMMISSIONS(1)     ON REDEMPTION      COMMISSIONS
------------------------------------- ----------------  -----------------  ---------------  --------------------
AFSG Securities Corporation             $2,271,392.25         None              N/A                N/A

      (1)   Fiscal Year 2005

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts, books, or other documents required to be maintained by
          Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica Life Insurance Company, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

ITEM 32.  MANAGEMENT SERVICES (NOT APPLICABLE)

ITEM 33.  FEE REPRESENTATION

          Transamerica Life Insurance Company ("Transamerica Life") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cedar Rapids and State of Iowa on the 21st day of April, 2006.


                                            TRANSAMERICA CORPORATE SEPARATE
                                            ACCOUNT SIXTEEN
                                                      (Registrant)



                                            By _________________________________
                                            Name: Larry N. Norman*
                                            Title: President



                                            TRANSAMERICA LIFE INSURANCE COMPANY
                                                      (Depositor)



                                            By _________________________________
                                            Name: Larry N. Norman*
                                            Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                    TITLE                                     DATE
                             Director, President and
--------------------------   Chairman of the Board                --------------
Larry N. Norman*


                             Director and Vice President
--------------------------                                        --------------
Ronald L. Ziegler*



/s/ Craig D. Vermie          Director, Senior Vice President,       4/21/2006
--------------------------   Secretary and General Counsel        --------------
Craig D. Vermie



                             Director, Senior Vice President
--------------------------   and Chief Tax Officer                --------------
Arthur C. Schneider*


                             Vice President and
--------------------------   Corporate Controller                 --------------
Robert J. Kontz*


                             Director, Executive Vice President,
--------------------------                                        --------------
Brenda K. Clancy*            and Chief Operations Officer


                             Treasurer and Senior Vice President
--------------------------                                        --------------
James A. Beardsworth*



           /s/ Craig D. Vermie
----------------------------------------------
*Signed by Craig D. Vermie as Attorney in Fact

                                 EXHIBIT INDEX

Item 26(h) Participation Agreements

      i.(f) Amended and Restated Participation Agreement regarding Fidelity Variable Insurance Products Funds


Item 26(n) Other Opinions

      i.      Consent of Ernst & Young LLP
      ii.     Consent of Sutherland Asbill & Brennan LLP


Item 26(q) Redeemability Exemption

      iii. Updated memorandum describing issuance, transfer and redemption procedures.